[logo] WM
       GROUPofFUNDS

                                         WM GROUP
                                         OF FUNDS

                                               Common sense. Uncommon solutions.

[graphic omitted]

                         ANNUAL REPORT
                         for the year ended
                         October 31, 2001

EQUITY FUNDS

equity income fund

growth & income fund

growth fund of the northwest

growth fund

mid cap stock fund

small cap stock fund                TABLE OF CONTENTS

international growth fund           Message From The President .............   1

FIXED-INCOME FUNDS                  History Is On Our Side .................   2

short term income fund              Guidance ...............................   4

u.s. government securities fund     Individual Portfolio Reviews ...........   5

income fund                         Statements Of Assets And Liabilities ...  34

high yield fund                     Statements Of Operations ...............  38

MUNICIPAL FUNDS                     Statements Of Changes In Net Assets ....  40

tax-exempt bond fund                Statements Of Changes In Net
                                    Assets - Capital Stock Activity  .......  44
california municipal fund
                                    Financial Highlights ...................  48
california insured
intermediate muncipal fund          Portfolio Of Investments ...............  63

                                    Notes To Financial Statements .......... 107

                                    Independent Auditors' Report ........... 115

                                    Tax Information (unaudited) ............ 116

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[Photo of William G. Papesh] Dear Shareholder,
--------------------------------------------------------------------------------

It's been a tough year for many equity investors, and now the question we ask ourselves is, where do we go from here? Many of us not only witnessed unprecedented market volatility during the year, but also a somewhat unsettling amount of global and political uncertainty. The good thing is that we saw how strategic investment planning has helped to alleviate some of the downside risk. Those of us who were affected by the market events can learn from this experience and take proactive steps to help ensure that we are better prepared for the future. At the WM Group of Funds, we will continue to rely on a long-term strategy that utilizes some core investment principles, which now ring truer than ever.

The first investment principle involves maintaining a long-term focus. At the WM Group of Funds, our investment roots date back to 1939. During this time, we have seen bull and bear markets come and go along with multiple economic recessions and recoveries. The overriding theme throughout history is that both the economy and the stock market have always rebounded. Simply put, despite the tragedy of September 11th, the economy and the market will recover over the long term.

It is also important to maintain a core investment philosophy that incorporates diversification and asset allocation. It's fairly simple - at the WM Group of Funds, we maintain a conservative investment philosophy that has stood the test of time and has rewarded shareholders with strong long-term results. Our philosophy is based on the belief that risk and return are proportional, and risk can be managed through diversification and asset allocation. This was clearly evident by the results of the past 12 months. Investors who spread their assets among a diversified mix of both stocks and bonds enjoyed significant success relative to those who held equity investments alone. Asset allocation, or how you combine your investments among different asset classes, is the most important factor in determining your long-term results. While much of the market has been volatile recently, knowing you are invested in a professionally managed, diversified portfolio can provide some much needed peace of mind.

Another basic principle we have relied upon is incorporating a wide range of products to enable proper diversification. Our product offerings include stock, bond, and money market funds, actively managed "fund of funds", as well as multiple variable annuities. We also draw upon the expertise of different management firms and management styles to give you more options to help reach your goals. There is something to be said about knowing your strengths and seeking out the best managers in areas that are not our primary focus -- this is what we do at the WM Group of Funds. And, despite the heightened market volatility, we are very pleased with our results. Not only did our fixed-income funds perform strongly during the year, but our conservative, value-based equity funds also provided solid performance despite very weak economic and market conditions. Additionally, our WM Strategic Asset Management (SAM) Portfolios, which are designed to manage risk while pursuing various long-term investment goals, performed well relative to the overall market during this tumultuous period.

At the WM Group of Funds, we are here to ensure you have responsive customer service and 24-hour access to your account through our Web site at www.wmgroupoffunds.com. Here you will find online statements detailing your account activity, as well as market commentary, fund information and performance, and much more. We also encourage you to meet regularly with your Investment Representative, who can offer professional guidance to help you effectively manage your long-term financial plan. By reviewing your financial plan, you and your Representative can explore strategies to take advantage of time-tested investment principles such as diversification, asset allocation, and dollar cost averaging.*

For over 60 years, we have dedicated ourselves to helping shareholders reach their financial goals, and we thank you for your continued confidence in the WM Group of Funds.

     Sincerely,

 /s/ William G. Papesh

     William G. Papesh

     President

* Dollar cost averaging does not assure a profit and does not protect against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels. Before starting such a program, you should consider your ability to make purchases through periods of low price levels.

HISTORY IS ON OUR SIDE

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Throughout history, markets have been shocked by tragedy, recession and war, but have always shown tremendous resiliency over the long term.
--------------------------------------------------------------------------------

Given the tragic events of September 11, 2001 and their impact on equity markets around the globe, it is important to examine the U.S. economy and its financial markets from a historical perspective. Throughout history, markets have been shocked by tragedy, recession and war, but have always shown tremendous resiliency over the long term. This time should not be any different. Although the effects of the attacks will put additional strain on an already weak economic system, they should not affect investors' long-term investment strategies. Investors should continue to rely on basic investment principles that include a long-term outlook, diversification, and ensuring that their assets are strategically aligned with their goals and objectives. These strategies can help to reduce risk and help prepare investors for any future market events.

A TIME-TESTED INVESTMENT PHILOSOPHY

The WM Group of Funds has an investment foundation that dates back to 1939. During this time, we've experienced both the downside and the upside of changing economies and markets. In the chart below, you can see that equities (as measured by the S&P 500 Index) have exhibited significant long-term growth since 1939 despite several tragic events. History has been marked by wars, assassinations, invasions, and other crises, but the U.S. stock market has continued to move in a positive direction. Backed by our conservative, long-term investment philosophy, the WM Group of Funds has grown as well. Our fund family has evolved and expanded to offer a wide range of investment products designed to help investors take control of their financial success.

The Market Keeps Growing: May 31, 1939 - October 31, 2001

  Growth of $100 in the S&P 500
  since the inception of the
  WM Equity Income Fund

              1939                                    $    100
              1944                                    $    160
              1949                                    $    267
              1954                                    $    779
              1959                                    $  1,563
              1964                                    $  2,602
              1969                                    $  3,315
              1974                                    $  2,943
              1979                                    $  5,858
              1984                                    $ 11,659
              1989                                    $ 29,504
              1994                                    $ 44,744
              1999                                    $157,089
              2001                                    $115,837

* Source: Ibbotson Associates. Includes reinvestment of all dividends and distributions. The S&P 500 is an unmanaged index considered representative of large-cap U.S. stocks. Individuals cannot invest directly in any index. Past performance is no guarantee of future results.

2001: A DIFFICULT ROAD                                        [graphic omitted]

Although U.S. equities hit bear market levels in 2001 for the first time in nearly a decade, the reality is that market volatility has been with us throughout history. Without a long-term historical perspective, 2001 can look quite unsettling. However, history has shown that markets overcome short-term events. The news was not all bad though. With the slowing economy and the corresponding drop in interest rates, the performance of fixed-income assets was boosted, thus helping to reward investors who had diversified their portfolios by incorporating bond holdings alongside their stock positions.

THE DIVERSIFICATION SOLUTION

One important lesson to take away from recent history is the importance of diversification within a long-term investment plan. Diversification is the process of including multiple investments within one portfolio to spread risk and reduce the impact of negative performance from any one security or type of investment. As volatility in equity markets has increased, the benefits of diversification have become more evident. The charts below illustrates the results. A hypothetical portfolio that invested in equal weightings of eight different types of investments not only reduced risk, but generated an average annual return of 5.62% for the three-year period ended October 31, 2001, compared with a 0.04% return for large-cap stocks alone. We believe this time-tested strategy is critical for the success of any long-term investment plan.

--------------------------------------------------------------------------------

     Diversified Portfolio*                  Large-Cap Stock Portfolio
     3-Year Average Annual                     3-Year Average Annual
        Return: 5.62%                             Return: 0.04%

Large-Cap Stocks         12.5%
Small-Cap Stocks         12.5%
Foreign Stocks           12.5%                         100%
Cash                     12.5%                      Large-Cap
Mid-Cap Stocks           12.5%                        Stocks
Corporate Bonds          12.5%
Government Bonds         12.5%
Mortgage Bonds           12.5%

* Each category represents an
  equal weighting of 12.5%.
--------------------------------------------------------------------------------

Source: Ibbotson Associates. Diversified Portfolio represents an equal mix of the following investment indices: large-cap stocks: S&P 500 Index; small-cap stocks: Russell 2000 Index; foreign stocks: MSCI EAFE Index; cash: 30-day T-Bill; mid-cap stocks: S&P Mid Cap 400 Index; corporate bonds: Lehman Brothers Credit Index; government bonds: Lehman Brothers Government Bond Index; mortgage bonds: Lehman Brothers Mortgage Bond Index. The 100% Large-Cap Stock Portfolio is represented by the S&P 500. Different asset classes carry varying degrees of risk. Indices are unmanaged, and individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

GUIDANCE

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Look For Professional Guidance

Times of volatility and economic uncertainty underscore the importance of professional guidance. Quality professional money management can provide some much needed peace of mind during volatile times. Knowing that your investment portfolio is being managed by a team of dedicated investment professionals can go a long way in providing reassurance in an otherwise unsettling market environment. The results support this as well. During 2000, when the market volatility began to increase, over 70% of actively managed domestic equity funds outperformed the S&P 500.(1) Look to the WM Group of Funds during these volatile times.


MEET WITH YOUR INVESTMENT REPRESENTATIVE

Your Investment Representative can offer a wide range of investment strategies to help cope with uncertain markets. It is important to visit your Representative regularly to review your investments and ensure that you are still on track to meet your long-term financial goals. Together, you and your Representative can build a comprehensive investment plan to withstand a variety of market environments.

--------------------------------------------------------------------------------
                                  1 DIVERSIFICATION AND ASSET ALLOCATION -- your Investment Representative can help you revisit your goals and make sure that your assets are aligned accordingly. This is the process of asset allocation, and it builds on the foundation of diversification discussed earlier. The combination of these basic investment philosophies can be an extremely powerful tool to deal with market volatility and uncertainty.

                                  2 DOLLAR COST AVERAGING(2) -- this investment
STRATEGIES                        strategy can help you ease back into the
                                  equity markets a little at a time. Regular
TO DISCUSS                        investing can be a powerful strategy to
                                  minimize the impact of fluctuating markets.
With Your                         While dollar cost averaging can't guarantee a
                                  profit or protect against losses, it can help
Investment                        smooth out the normal ups and downs of
                                  investing and keep you from attempting to time
Representative:                   the market -- a common pitfall. Talk to your
                                  Representative about a dollar cost averaging solution that can help you potentially lower the average cost of the shares you purchase.

                                  3 MAINTAINING A LONG-TERM PERSPECTIVE -- regular meetings with your Investment Representative can help ensure that you're maintaining the long-term historical perspective that is so important for investment success. Markets have always recovered and rebounded, and investors have eventually been rewarded by focusing on the long-term rather than reacting to short-term market uncertainty. Set up a long-term investment solution and reduce your day-to-day financial stress.

--------------------------------------------------------------------------------
(1) Source: Morningstar: January 2001. Past performance is not a guarantee of future results.

(2) Dollar cost averaging does not assure a profit and does not protect against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels. Before starting such a program, you should consider your ability to make purchases through periods of low price levels.

INDIVIDUAL PORTFOLIO REVIEWS
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TO OUR SHAREHOLDERS

We are pleased to provide you with an overview of the following funds in the WM Group of Funds family for the 12-month period ended October 31, 2001.

To help you better understand the professional investment management available to you as a shareholder of the WM Group of Funds, we have also included biographies of the investment professionals managing the funds.

WM Advisors, Inc. is the investment advisor to the WM Group of Funds, and has general oversight responsibility for the advisory services provided to the Funds. These services include formulating the Funds' investment policies, analyzing economic trends that affect the Funds, and directing and evaluating the investment services provided by the Sub-Advisors and the individual Portfolio Managers of each Fund. WM Advisors, Inc. supervises the Portfolio Managers in their day-to-day management of the Funds to ensure that their policies are met and guidelines are followed, and to determine appropriate investment performance measures.

UNDERSTANDING THE ENCLOSED CHARTS AND PERFORMANCE FIGURES

In order to help you understand the Funds' investment performance, we have included the following discussions along with charts that compare the Funds' performance with certain market indices. On the following pages, we provide descriptions of these indices adjacent to the corresponding chart.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any charges for investment management or other expenses. Total return is used to measure a Fund's performance and reflects both changes in the price of the Fund's shares as well as any income dividends and/or capital gains distributions made by the Fund during the period. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

Yield indicates the investment income per share as a percentage of the offering price, whereas total return includes both net investment income and changes in the value of the shares as a percentage of the initial investment. The 30-day SEC yield is the yield calculated pursuant to a standard formula required by the SEC for performance advertisement purposes, and does not imply any endorsement or recommendation by the SEC.

EQUITY INCOME FUND

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Value of a $10,000 Investment (class A shares)(2)
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                                         Fund
                                       (Class A
                         Fund          shares;
                       (Class A        adjusted        Standard &
                      shares; not        for           Poor's 500
                     adjusted for     maximum 5.5%     Composite
                    sales charge)     sales charge)     Index(1)    Inflation(1)

Oct 91                $10,000           $ 9,450         $10,000        $10,000
                        9,839             9,298           9,596         10,029
Dec 91                 10,470             9,894          10,693         10,036
                       10,432             9,859          10,494         10,051
                       10,518             9,939          10,628         10,087
                       10,474             9,898          10,420         10,138
                       10,713            10,124          10,723         10,153
                       10,771            10,178          10,781         10,167
Jun                    10,762            10,170          10,625         10,204
                       11,100            10,490          11,053         10,226
                       11,042            10,435          10,830         10,255
                       11,169            10,555          10,954         10,284
                       11,012            10,407          10,994         10,320
                       11,267            10,647          11,364         10,335
Dec 92                 11,506            10,873          11,513         10,328
                       11,606            10,968          11,597         10,378
                       11,756            11,109          11,754         10,415
                       11,975            11,317          12,006         10,451
                       11,874            11,221          11,712         10,480
                       11,995            11,336          12,028         10,495
Jun                    12,036            11,374          12,068         10,509
                       12,057            11,394          12,011         10,509
                       12,433            11,749          12,469         10,539
                       12,398            11,716          12,377         10,560
                       12,552            11,861          12,628         10,604
                       12,377            11,696          12,509         10,611
Dec 93                 12,573            11,881          12,663         10,611
                       12,929            12,218          13,087         10,640
                       12,625            11,931          12,734         10,677
                       12,128            11,461          12,180         10,713
                       12,202            11,531          12,338         10,728
                       12,266            11,591          12,539         10,735
Jun                    12,032            11,371          12,230         10,771
                       12,342            11,664          12,635         10,801
                       12,652            11,956          13,149         10,844
                       12,385            11,704          12,832         10,873
                       12,439            11,755          13,126         10,881
                       12,169            11,500          12,644         10,895
Dec 94                 12,305            11,628          12,829         10,895
                       12,514            11,825          13,162         10,939
                       12,888            12,179          13,673         10,983
                       13,201            12,475          14,078         11,019
                       13,535            12,790          14,487         11,055
                       14,001            13,231          15,060         11,077
Jun                    14,284            13,499          15,413         11,099
                       14,576            13,774          15,927         11,099
                       14,722            13,912          15,970         11,128
                       15,188            14,352          16,639         11,150
                       15,244            14,406          16,581         11,186
                       15,708            14,844          17,310         11,179
Dec 95                 16,141            15,253          17,630         11,172
                       16,597            15,685          18,237         11,237
                       16,527            15,618          18,412         11,274
                       16,555            15,645          18,589         11,332
                       16,661            15,745          18,862         11,376
                       16,909            15,979          19,349         11,397
Jun                    17,010            16,074          19,428         11,405
                       16,570            15,659          18,563         11,427
                       16,796            15,872          18,957         11,448
                       17,391            16,435          20,022         11,485
                       17,631            16,661          20,571         11,521
                       18,434            17,420          22,132         11,543
Dec 96                 18,337            17,328          21,698         11,543
                       18,788            17,755          23,046         11,579
                       18,995            17,950          23,233         11,616
                       18,656            17,630          22,266         11,645
                       18,994            17,949          23,595         11,659
                       19,839            18,748          25,044         11,652
Jun                    20,437            19,313          26,161         11,667
                       21,433            20,254          28,238         11,681
                       20,738            19,598          26,668         11,703
                       21,577            20,391          28,129         11,732
                       21,300            20,128          27,189         11,761
                       21,775            20,577          28,448         11,754
Dec 97                 21,984            20,775          28,938         11,739
                       21,984            20,775          29,259         11,761
                       22,767            21,514          31,369         11,783
                       23,227            21,949          32,975         11,805
                       23,382            22,096          33,307         11,827
                       23,008            21,743          32,734         11,849
Jun                    23,183            21,908          34,064         11,863
                       22,258            21,034          33,701         11,878
                       19,952            18,855          28,829         11,892
                       20,830            19,684          30,676         11,907
                       22,157            20,938          33,171         11,936
                       23,216            21,939          35,181         11,936
Dec 98                 23,506            22,213          37,208         11,929
                       23,762            22,455          38,764         11,958
                       22,836            21,580          37,560         11,972
                       23,329            22,046          39,062         12,009
                       24,663            23,307          40,575         12,096
                       24,888            23,519          39,617         12,096
Jun                    25,482            24,081          41,816         12,096
                       24,850            23,484          40,511         12,132
                       24,107            22,782          40,310         12,162
                       23,184            21,909          39,205         12,220
                       23,787            22,479          41,686         12,242
                       24,049            22,726          42,533         12,249
Dec 99                 24,640            23,285          45,039         12,249
                       23,741            22,435          42,776         12,278
                       23,385            22,099          41,966         12,351
                       24,851            23,484          46,072         12,453
                       24,799            23,435          44,685         12,460
                       25,005            23,629          43,769         12,467
Jun                    24,852            23,485          44,847         12,540
                       24,765            23,403          44,146         12,562
                       25,644            24,234          46,888         12,576
                       26,096            24,660          44,413         12,642
                       27,051            25,563          44,225         12,664
                       26,618            25,154          40,739         12,671
Dec 00                 28,247            26,693          40,938         12,664
                       28,925            27,334          42,390         12,744
                       28,699            27,121          38,525         12,795
                       28,369            26,809          36,085         12,824
                       29,393            27,777          38,889         12,875
                       30,002            28,352          39,149         12,933
Jun                    29,873            28,230          38,196         12,955
                       30,428            28,755          37,820         12,919
                       30,237            28,574          35,453         12,919
                       28,752            27,171          32,590         12,977
Oct 01                 28,654            27,078          33,212         13,006

Average Annual Total Returns as of 10/31/01(3)

CLASS A SHARES                                                1 Year    5 Year       10 Year

Fund (not adjusted for sales charge)                           5.92%    10.20%       11.08%
------------------------------------------------------------------------------------------------
Fund (adjusted for maximum 5.5% sales charge)                  0.08%     8.95%       10.45%
------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(1)                     -24.90%    10.05%       12.75%
------------------------------------------------------------------------------------------------

CLASS B SHARES                                                1 Year    5 Year   Since Inception
                                                                                (March 30, 1994)

Fund (not adjusted for contingent deferred sales charge)       5.09%     9.31%       11.08%
------------------------------------------------------------------------------------------------
Fund (adjusted for maximum contingent deferred sales charge)   0.33%     9.17%      11.08%
------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(1)                     -24.90%    10.05%      14.14%
------------------------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 companies. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. The S&P 500 Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Individuals cannot invest directly in an index. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of Class B shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B shareholders. Class B shares have a contingent deferred sales charge that declines over five years as follows: 5-4-3-2-1-0%.

(3) As of 08/01/00, the WM Bond & Stock Fund became the WM Equity Income Fund. The Fund's objectives have changed, and this information should be considered when reviewing past performance. Please review the prospectus for detailed information.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER: RICHARD E. HELM WM ADVISORS, INC.

The Fund is managed by an equity team led by Richard Helm, Senior Portfolio Manager at WM Advisors, Inc. Mr. Helm is a Chartered Financial Analyst with nearly 15 years of investment experience. He received his B.S. from the University of Colorado at Boulder and his M.B.A. from the University of Denver.

PERFORMANCE REVIEW

During the 12-month period ended October 31, 2001, the WM EQUITY INCOME FUND was a bright spot in an otherwise volatile equity market. The Fund's Class A shares posted a total return of 5.92% (not adjusted for sales charge) for the period, which significantly outpaced the -24.90% return of the S&P 500 Index. Long-term results have also been very favorable, as the Fund has averaged 11.08% per year for the past ten years (not adjusted for sales charge).

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The Fund was able to outpace the S&P 500 Index by more than 30% during the 12-month period because of its conservative and defensive investment style and its strong stock selection. Early in the period, value stocks outperformed growth stocks by a significant margin as earnings growth rates for many momentum growth stocks came crashing down in response to the slowing domestic economy. This trend continued for much of the period, as the economic picture slowly worsened. In the wake of September 11th, the third quarter was rough for virtually all equity investments. Even defensive, value positions were negatively affected by the increased market volatility, but not nearly as much as growth holdings.

The Fund's fixed-income holdings (9% of the Fund) and convertible bond positions (10%) generated strong results throughout the period due largely to the Federal Reserve aggressively lowering short-term interest rates in an effort to spur economic growth. Convertible bonds offer strong yields as well as the potential for capital appreciation if stock prices rebound. Real Estate Investment Trusts (REITs) (10%) also performed very well and contributed to overall Fund results. The Fund is positioned in REITs that are broadly diversified, with exposure to office properties, multi-family housing, retail, health care facilities, and self storage units.

For equities, concentrations in more defensive sectors also contributed to the Fund's strong performance throughout the past 12 months. Early in the period, the consumer staples sector performed very well, including companies such as Procter & Gamble, Supervalu Foods, and Genuine Parts. Health care stocks were generally strong, leading the market during the second half of the period. The Fund's holding of Mylan Labs, one of the largest producers of generic prescription pharmaceuticals, also appreciated significantly during the period. Conversely, the capital goods and technology sectors suffered through adverse market conditions stemming from the weakness in the domestic economy. The Fund's position in Honeywell was hurt both by the slowing economy and a failed acquisition by General Electric. Within the technology sector, Hewlett-Packard performed poorly, as demand for computer hardware was extremely soft. The Fund's financial stocks also did not perform as well as we had expected. We sold out of Providian during the period as the firm struggled with tighter loan provisions and was forced to write off significant debt within its sub-prime credit card business.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/ SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We reduced basic materials stocks early in the period because we believed that chemical stocks were overvalued. Although we also reduced the Fund's position in financial stocks during the period, we did add a position in Morgan Stanley toward the end of the fiscal year. As part of our overall investment strategy, we look to add to firms whose stock prices may have been impacted by short-term earnings shortfalls, but that possess solid long-term fundamentals. We were able to achieve this in the technology sector late in the period, initiating investments in Motorola and Computer Associates. We also added a position in Schlumberger because we feel optimistic for the demand for oil field services. Due to the potential for natural gas taking a greater share of overall energy needs, we also initiated a holding in El Paso Corp, which operates the largest gas pipeline system in the United States.

We added to Boeing late in the period after its stock price dropped substantially. The company has a strong long-term outlook and could benefit from increased spending on defense. At the close of the period, we were underweighted in health care and consumer staples after taking profits in positions that had appreciated. We moved assets into the consumer cyclicals and capital goods sectors, which stand to benefit as the economy improves. We were overweighted in cyclicals, energy and utilities after finding value and income opportunities within these sectors.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We are looking for economic improvement as we move into 2002 and are positioning the Fund accordingly. We currently have a good mix of dividend-paying common stocks, bonds, convertibles, and REITs. Because many stock prices have been driven down in response to overall market volatility, equity yields have increased, and there are now more opportunities to benefit from the Fund's value-based, dividend bias investment strategy. Corporate management at many firms are also placing more importance on increasing dividends to attract and retain investors, which is a positive factor for the Fund.

The U.S. economy still has some imbalances and weaknesses to overcome before a recovery is likely to surface. This could potentially cause choppy market performance that is prone to exaggerated sector rotations. As value-based stock pickers, we intend to take advantage of these opportunities by finding companies that may have been oversold but still possess strong long-term fundamentals.

(4) Allocation percentages are based on total investment value of the portfolio as of 10/31/01. Differences from financial statements are a result of a consolidation of industries or sectors.

--------------------------------------------------------------------------------

Portfolio Composition as of October 31, 2001(4)

              Financials                    14%
              Basic Materials                4%
              Capital Goods                  4%
              Communications                 4%
              Cash Equivalents               5%
              Technology                     5%
              REITs                         10%
              Health Care                    6%
              Convertibles                  10%
              Consumer Cyclicals             7%
              Energy                         7%
              Utilities                      7%
              Consumer Staples               8%
              Fixed-income                   9%

GROWTH & INCOME FUND

--------------------------------------------------------------------------------
Value of a $10,000 Investment (class A shares)(2)
--------------------------------------------------------------------------------

                                         Fund
                                       (Class A
                         Fund          shares;
                       (Class A        adjusted        Standard &
                      shares; not         for          Poor's 500
                     adjusted for     maximum 5.5%     Composite
                    sales charge)     sales charge)     Index(1)    Inflation(1)

Oct 91                $10,000           $ 9,450         $10,000        $10,000
                        9,680             9,147           9,596         10,029
Dec 91                 10,616            10,032          10,693         10,036
                       10,652            10,066          10,494         10,051
                       10,822            10,227          10,628         10,087
                       10,741            10,150          10,420         10,138
                       11,039            10,432          10,723         10,153
                       11,066            10,457          10,781         10,167
Jun                    10,895            10,295          10,625         10,204
                       11,277            10,656          11,053         10,226
                       11,013            10,407          10,830         10,255
                       11,205            10,588          10,954         10,284
                       10,994            10,390          10,994         10,320
                       11,479            10,848          11,364         10,335
Dec 92                 11,783            11,135          11,513         10,328
                       11,839            11,188          11,597         10,378
                       11,792            11,144          11,754         10,415
                       12,080            11,415          12,006         10,451
                       11,853            11,201          11,712         10,480
                       12,108            11,442          12,028         10,495
Jun                    12,028            11,367          12,068         10,509
                       11,962            11,304          12,011         10,509
                       12,285            11,609          12,469         10,539
                       12,076            11,411          12,377         10,560
                       12,209            11,538          12,628         10,604
                       12,133            11,465          12,509         10,611
Dec 93                 12,584            11,892          12,663         10,611
                       13,151            12,428          13,087         10,640
                       12,945            12,233          12,734         10,677
                       12,432            11,749          12,180         10,713
                       12,577            11,886          12,338         10,728
                       12,743            12,042          12,539         10,735
Jun                    12,479            11,793          12,230         10,771
                       12,884            12,175          12,635         10,801
                       13,404            12,666          13,149         10,844
                       13,107            12,386          12,832         10,873
                       13,253            12,524          13,126         10,881
                       12,868            12,160          12,644         10,895
Dec 94                 12,907            12,197          12,829         10,895
                       13,113            12,391          13,162         10,939
                       13,556            12,811          13,673         10,983
                       13,951            13,184          14,078         11,019
                       14,288            13,502          14,487         11,055
                       14,647            13,841          15,060         11,077
Jun                    14,935            14,113          15,413         11,099
                       15,469            14,618          15,927         11,099
                       15,589            14,732          15,970         11,128
                       16,118            15,232          16,639         11,150
                       16,020            15,139          16,581         11,186
                       16,676            15,759          17,310         11,179
Dec 95                 17,182            16,237          17,630         11,172
                       17,672            16,700          18,237         11,237
                       17,911            16,926          18,412         11,274
                       18,081            17,086          18,589         11,332
                       18,503            17,486          18,862         11,376
                       18,903            17,863          19,349         11,397
Jun                    18,926            17,885          19,428         11,405
                       17,976            16,987          18,563         11,427
                       18,514            17,496          18,957         11,448
                       19,584            18,507          20,022         11,485
                       19,802            18,713          20,571         11,521
                       21,248            20,079          22,132         11,543
Dec 96                 21,010            19,854          21,698         11,543
                       22,007            20,797          23,046         11,579
                       22,130            20,913          23,233         11,616
                       21,365            20,190          22,266         11,645
                       22,155            20,936          23,595         11,659
                       23,624            22,324          25,044         11,652
Jun                    24,833            23,467          26,161         11,667
                       26,700            25,232          28,238         11,681
                       25,513            24,110          26,668         11,703
                       26,954            25,471          28,129         11,732
                       25,989            24,559          27,189         11,761
                       26,781            25,308          28,448         11,754
Dec 97                 27,212            25,716          28,938         11,739
                       26,758            25,286          29,259         11,761
                       28,805            27,221          31,369         11,783
                       29,871            28,228          32,975         11,805
                       29,996            28,346          33,307         11,827
                       29,216            27,609          32,734         11,849
Jun                    30,020            28,369          34,064         11,863
                       28,819            27,234          33,701         11,878
                       23,741            22,435          28,829         11,892
                       25,659            24,248          30,676         11,907
                       27,907            26,372          33,171         11,936
                       29,721            28,086          35,181         11,936
Dec 98                 31,133            29,420          37,208         11,929
                       32,335            30,556          38,764         11,958
                       31,665            29,924          37,560         11,972
                       32,587            30,794          39,062         12,009
                       34,728            32,818          40,575         12,096
                       34,280            32,394          39,617         12,096
Jun                    35,997            34,017          41,816         12,096
                       34,777            32,864          40,511         12,132
                       33,754            31,898          40,310         12,162
                       32,887            31,078          39,205         12,220
                       34,485            32,588          41,686         12,242
                       35,437            33,488          42,533         12,249
Dec 99                 36,819            34,794          45,039         12,249
                       34,949            33,026          42,776         12,278
                       33,862            31,999          41,966         12,351
                       37,651            35,580          46,072         12,453
                       37,606            35,537          44,685         12,460
                       38,200            36,099          43,769         12,467
Jun                    37,780            35,702          44,847         12,540
                       36,665            34,648          44,146         12,562
                       39,173            37,018          46,888         12,576
                       38,354            36,245          44,413         12,642
                       39,298            37,136          44,225         12,664
                       36,457            34,451          40,739         12,671
Dec 00                 37,386            35,330          40,938         12,664
                       40,534            38,305          42,390         12,744
                       38,710            36,581          38,525         12,795
                       36,836            34,810          36,085         12,824
                       38,630            36,506          38,889         12,875
                       39,558            37,382          39,149         12,933
Jun                    38,747            36,616          38,196         12,955
                       38,700            36,572          37,820         12,919
                       36,614            34,600          35,453         12,919
                       33,604            31,756          32,590         12,977
Oct 01                 34,031            32,160          33,212         13,006

Average Annual Total Returns as of 10/31/01

CLASS A SHARES                                                1 Year    5 Year       10 Year

Fund (not adjusted for sales charge)                          -13.40%    11.44%       13.03%
-------------------------------------------------------------------------------------------------
Fund (adjusted for maximum 5.5% sales charge)                 -18.17%    10.19%       12.39%
-------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(1)                      -24.90%    10.05%       12.75%
-------------------------------------------------------------------------------------------------

CLASS B SHARES                                                 1 Year    5 Year   Since Inception
                                                                                (March 30, 1994)

Fund (not adjusted for contingent deferred sales charge)      -14.20%    10.53%       13.26%
-------------------------------------------------------------------------------------------------
Fund (adjusted for maximum contingent deferred sales charge)  -18.29%    10.40%       13.26%
-------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(1)                      -24.90%    10.05%       14.14%
-------------------------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 companies. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. The S&P 500 Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Individuals cannot invest directly in an index. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Distributor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

2 The performance of Class B shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B shareholders. Class B shares have a contingent deferred sales charge that declines over five years as follows: 5-4-3-2-1-0%.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGERS: RANDALL L. YOAKUM AND STEPHEN Q. SPENCER WM ADVISORS, INC.

An equity team led by Senior Portfolio Managers Randall L. Yoakum and Stephen Q. Spencer manages the Growth & Income Fund. Mr. Yoakum has experience in investment and financial analysis dating back to 1984, including ten years with WM Advisors, Inc. He holds a B.B.A. in Economics/Finance from Pacific Lutheran University, an M.B.A. in Finance/Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum also serves as chairman of WM Advisors' Investment Committee and is the Chief Investment Officer. Mr. Spencer is a Chartered Financial Analyst with 17 years experience in investment and financial analysis. He joined WM Advisors in 1999 and is a Senior Portfolio Manager as well as Chairman of the Equity Investment Team. He holds both a B.S. and an M.B.A. in Finance/Capital Markets from Brigham Young University.

PERFORMANCE REVIEW

For the 12-month period ended October 31, 2001, the WM GROWTH & INCOME FUND (Class A shares) returned -13.40% (not adjusted for sales charge). Although the Fund had a negative return for the period, it significantly outpaced the -24.90% return of the S&P 500 Index. Long-term results also have been favorable, as the Fund has posted an average annual return of 13.03% for the past ten years (not adjusted for sales charge).


WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The Fund thrived for much of the period due to the strong performance of many of its value-based investments. However, equity investments sold off across the board late in the period as economic uncertainty and political fears were exacerbated by the events of September 11, 2001. Despite weak economic conditions and volatile equity markets, the Fund was able to outpace its benchmark as a result of its underweighting in technology and very strong stock selection. The Fund benefited from its holdings in health care and consumer staples, which led the market during the period. Mylan Labs, one of the largest producers of generic pharmaceuticals, contributed with very strong stock performance during the period. Johnson & Johnson also provided strong results as it benefited from a very diverse product line, good acquisitions, and the release of a new medical device. There were also positive developments involving the management structures at Procter & Gamble and Mattel. These firms reprioritized and streamlined their long-term strategies and focus, and their stock prices increased as a result. We also benefited from solid performance within the energy sector from holdings of oil services firms BP Amoco and Schlumberger.

During the third quarter, very weak capital spending contributed to the negative overall market performance and thus wiped out some of the Fund's gains from earlier in the period. Our position in Boeing suffered before the September 11th attacks and even more so in the aftermath. While we do see some near term obstacles for the company, we also see long-term value given management's determination for a more strategic focus. Fund performance was also hampered by Tellabs, a manufacturer of communication switches. The company's looked like a good value early in the period, but its stock was hit hard following weak orders for one of its new products. We subsequently sold out of the position.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/ SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Our adherence to our value discipline significantly helped the Fund's overall performance during the period. While value holdings outperformed growth, performance was also helped by our strict sell discipline. For example, early in the fiscal year, Enron eclipsed our valuation measures and violated our business model assessment. We completely sold out of the company near its high of $90 per share, providing significant value to the Fund. This discipline proved accurate as the company suffered internal problems, and its stock price began to plummet. We took the gains from the sale and added four other utility firms to the Fund that were more attractively priced. Overall, we doubled our exposure to the utility sector given low interest rates and a slowing economy. Late in the period, we added to both Boeing and Carnival Corp., finding strong long-term fundamentals despite short-term price weakness. Carnival is the lowest cost, largest provider of cruise line services, and we believe the company should rebound after the political fears and economic uncertainty clear.

During the year, we reduced our allocations in both the technology and consumer cyclical sectors. Early in the period, we were concerned with the valuation levels of both these sectors. Capital spending was slowing significantly and many corporations were forced to cut costs in an effort to meet already declining profit expectations. We were able to take some profits in both these sectors early in the fiscal year and before much of the recent market volatility. We also took some profits in bank holdings and added to the health care, communications, and energy sectors. We ended the period with sector allocation that is more in line with the overall market.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We are cautiously optimistic and see the potential for economic improvements as we move into 2002. There are still some fundamental weaknesses in the domestic economy and corporate profit picture, but we feel that lower interest rates may provide the catalyst for a future recovery. If the overall economic environment improves, we will begin to increase exposure to the technology and consumer cyclical sectors. These sectors tend to benefit significantly from increases in capital investment and consumer spending. We would also look to reduce the sector weight in consumer staples in favor of more economically sensitive sectors.

We will continue to focus assets in the technology, healthcare, and financial sectors and will seek out the best companies within those industries and purchase them when they are priced attractively. We will also look for firms that can capitalize on new innovations and that possess opportunities for growth.

(3) Allocation percentages are based on total investment value of the portfolio as of 10/31/01. Differences from financial statements are a result of a consolidation of industries or sectors.

--------------------------------------------------------------------------------

Portfolio Composition as of October 31, 2001(3)

              Financials                     19%
              Cash Equivalents                4%
              Utilities                       4%
              Consumer Cyclicals              5%
              Communications                  6%
              Energy                          8%
              Capital Goods                   9%
              Health Care                    14%
              Consumer Staples               15%
              Technology                     16%

GROWTH FUND OF THE NORTHWEST

--------------------------------------------------------------------------------
Value of a $10,000 Investment (class A shares)(2)
--------------------------------------------------------------------------------

                                         Fund
                                       (Class A
                         Fund          shares;
                       (Class A        adjusted        Standard &
                      shares; not        for           Poor's 500
                     adjusted for     maximum 5.5%     Composite
                    sales charge)     sales charge)     Index(1)    Inflation(1)

Oct 91                $10,000           $ 9,450         $10,000        $10,000
                        9,610             9,081           9,596         10,029
Dec 91                 10,689            10,101          10,693         10,036
                       11,207            10,591          10,494         10,051
                       11,376            10,751          10,628         10,087
                       11,004            10,399          10,420         10,138
                       10,489             9,912          10,723         10,153
                       10,384             9,813          10,781         10,167
Jun                    10,019             9,468          10,625         10,204
                       10,110             9,554          11,053         10,226
                        9,831             9,291          10,830         10,255
                       10,200             9,639          10,954         10,284
                       10,577             9,995          10,994         10,320
                       11,037            10,430          11,364         10,335
Dec 92                 11,067            10,458          11,513         10,328
                       11,128            10,516          11,597         10,378
                       10,773            10,180          11,754         10,415
                       11,192            10,576          12,006         10,451
                       10,905            10,305          11,712         10,480
                       11,169            10,555          12,028         10,495
Jun                    10,871            10,273          12,068         10,509
                       10,462             9,887          12,011         10,509
                       10,886            10,287          12,469         10,539
                       10,633            10,048          12,377         10,560
                       10,981            10,377          12,628         10,604
                       11,201            10,585          12,509         10,611
Dec 93                 11,343            10,719          12,663         10,611
                       11,690            11,047          13,087         10,640
                       11,847            11,196          12,734         10,677
                       11,417            10,789          12,180         10,713
                       11,370            10,744          12,338         10,728
                       11,536            10,901          12,539         10,735
Jun                    11,177            10,562          12,230         10,771
                       11,248            10,629          12,635         10,801
                       11,872            11,219          13,149         10,844
                       11,409            10,782          12,832         10,873
                       11,307            10,685          13,126         10,881
                       11,117            10,506          12,644         10,895
Dec 94                 11,182            10,567          12,829         10,895
                       11,127            10,515          13,162         10,939
                       11,523            10,889          13,673         10,983
                       11,913            11,258          14,078         11,019
                       12,254            11,580          14,487         11,055
                       12,262            11,587          15,060         11,077
Jun                    12,978            12,264          15,413         11,099
                       13,438            12,699          15,927         11,099
                       13,637            12,887          15,970         11,128
                       14,139            13,362          16,639         11,150
                       13,822            13,062          16,581         11,186
                       14,012            13,242          17,310         11,179
Dec 95                 14,147            13,369          17,630         11,172
                       14,083            13,308          18,237         11,237
                       14,413            13,620          18,412         11,274
                       14,746            13,935          18,589         11,332
                       15,824            14,953          18,862         11,376
                       16,250            15,356          19,349         11,397
Jun                    15,566            14,710          19,428         11,405
                       14,513            13,715          18,563         11,427
                       15,421            14,573          18,957         11,448
                       15,864            14,991          20,022         11,485
                       15,832            14,961          20,571         11,521
                       16,925            15,994          22,132         11,543
Dec 96                 17,339            16,386          21,698         11,543
                       18,425            17,411          23,046         11,579
                       18,381            17,370          23,233         11,616
                       17,657            16,686          22,266         11,645
                       18,275            17,270          23,595         11,659
                       20,216            19,104          25,044         11,652
Jun                    21,151            19,988          26,161         11,667
                       22,598            21,356          28,238         11,681
                       22,281            21,055          26,668         11,703
                       24,134            22,806          28,129         11,732
                       22,872            21,614          27,189         11,761
                       23,446            22,157          28,448         11,754
Dec 97                 23,040            21,773          28,938         11,739
                       23,082            21,812          29,259         11,761
                       25,162            23,778          31,369         11,783
                       25,524            24,120          32,975         11,805
                       25,641            24,231          33,307         11,827
                       24,262            22,927          32,734         11,849
Jun                    23,781            22,473          34,064         11,863
                       22,188            20,968          33,701         11,878
                       17,699            16,726          28,829         11,892
                       19,507            18,434          30,676         11,907
                       21,773            20,576          33,171         11,936
                       24,991            23,617          35,181         11,936
Dec 98                 28,338            26,779          37,208         11,929
                       29,117            27,515          38,764         11,958
                       27,216            25,719          37,560         11,972
                       27,975            26,436          39,062         12,009
                       29,665            28,033          40,575         12,096
                       31,085            29,376          39,617         12,096
Jun                    33,896            32,031          41,816         12,096
                       33,628            31,778          40,511         12,132
                       33,735            31,880          40,310         12,162
                       32,507            30,720          39,205         12,220
                       34,250            32,366          41,686         12,242
                       35,606            33,648          42,533         12,249
Dec 99                 40,313            38,096          45,039         12,249
                       40,023            37,822          42,776         12,278
                       46,059            43,525          41,966         12,351
                       47,274            44,674          46,072         12,453
                       43,965            41,547          44,685         12,460
                       42,286            39,960          43,769         12,467
Jun                    46,240            43,696          44,847         12,540
                       46,092            43,557          44,146         12,562
                       50,097            47,342          46,888         12,576
                       46,655            44,089          44,413         12,642
                       44,089            41,664          44,225         12,664
                       40,267            38,052          40,739         12,671
Dec 00                 42,997            40,632          40,938         12,664
                       46,591            44,029          42,390         12,744
                       42,058            39,745          38,525         12,795
                       39,820            37,630          36,085         12,824
                       43,942            41,525          38,889         12,875
                       47,422            44,814          39,149         12,933
Jun                    51,685            48,843          38,196         12,955
                       47,980            45,341          37,820         12,919
                       46,938            44,357          35,453         12,919
                       38,696            36,568          32,590         12,977
Oct 01                 41,207            38,941          33,212         13,006

Average Annual Total Returns as of 10/31/01

CLASS A SHARES                                                   1 YEAR       5 YEAR      10 Year

 Fund (not adjusted for sales charge)                             -6.55%       21.08%      15.20%
------------------------------------------------------------------------------------------------------
 Fund (adjusted for maximum 5.5% sales charge)                   -11.69%       19.71%      14.56%
------------------------------------------------------------------------------------------------------
 Standard & Poor's 500 Composite Index(1)                        -24.90%       10.05%      12.75%
------------------------------------------------------------------------------------------------------

CLASS B SHARES                                                   1 YEAR       5 YEAR   Since Inception
                                                                                       (March 30, 1994)

Fund (not adjusted for contingent deferred sales charge)          -7.40%       20.03%      17.48%
------------------------------------------------------------------------------------------------------
Fund (adjusted for maximum contingent deferred sales charge)     -11.31%       19.93%      17.48%
------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(1)                         -24.90%       10.05%      14.14%
------------------------------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 companies. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. The S&P 500 Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Individuals cannot invest directly in an index. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of Class B shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B shareholders. Class B shares have a contingent deferred sales charge that declines over five years as follows: 5-4-3-2-1-0%.

Note: There may be additional investment risks due to the Fund's concentration in the Northwest Region of the United States. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER: EQUITY TEAM WM ADVISORS, INC.

The equity team at WM Advisors, Inc. manages the WM Growth Fund of the Northwest. The team is led by Randy Yoakum, who is a Chartered Financial Analyst with investment management experience dating back to 1984. He holds a B.B.A. from Pacific Lutheran University and an M.B.A. from Arizona State University.

PERFORMANCE REVIEW

For the 12-month period ended October 31, 2001, the WM GROWTH FUND OF THE NORTHWEST (Class A shares) returned -6.55% (not adjusted for sales charge), which significantly outpaced the -24.90% return of the S&P 500 and the -12.70% return of the small-cap Russell 2000 Index. Long-term results also have been very favorable; as the Fund has averaged 21.08% per year for the past five years (not adjusted for sales charge), more than doubling the performance of the S&P 500 for the same period.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Market sentiment turned negative during the period as both the national economy and the economy of the Northwest entered into a recessionary period. The Northwest economy benefited during much of the period by Boeing's strength, but this changed in the third quarter following the company's announcement of 30,000 layoffs and the aftermath of the September 11th terrorist attacks. The result was a weaker regional economy, which was in line with that of the entire nation. Longer-term, however, the diversity of the economy of the Northwest should help the Fund as the region is a worldwide leader in both the technology and health care sectors.

While the Fund was, of course, impacted by the negative market sentiment stemming from economic weakness and shortfalls in corporate profitability, its holdings held up relatively well through much of the period. The Fund performed very well before the increased market volatility in September wiped out much of the period's gains. Although the Fund was down for the year, it outpaced the S&P 500 by more than 18%. This performance was a result of good sector allocations and strong stock selection within those sectors. Overall, performance fluctuated dramatically during the year as weakness early in the period quickly shifted to significant strength driven by the technology and biotech sectors in the second quarter. The tides again shifted, and stock prices dropped throughout the third quarter of 2001, particularly after the events of September 11th. Despite the significant negative factors that were entrenched in both the economy and equity markets, performance again turned positive, and the period closed on a strong note.

During the period, our financial services holdings boosted overall Fund performance. Although equally weighted relative to the market (16%), good stock selection in firms such as Bank of America helped generate results that outpaced the Standard & Poor's 500 Composite Index. Consumer cyclicals also helped to provide solid results, with the majority of the strong performance coming from Hollywood Entertainment. Its stock price dropped in response to a bank squeeze, and we were able to purchase a position in the company at a very attractive valuation. When bank lending restrictions were loosened, it gave the organization the flexibility to work through its aggressive expansion techniques and its stock price climbed from $1 per share to $16. We trimmed our holdings in the company, realizing significant profits throughout the rapid escalation in stock price. Still, our position in this company remained the Fund's largest holding at the close of the period. The Fund also received strong performance from a couple of its more defensive, basic materials and consumer staples investments. Oregon Steel Mills and Albertson's both positively contributed to Fund results during the period.

Fund performance was most affected by weakness in the technology sector. Within this sector, the Fund outperformed the Standard & Poor's 500 Composite Index, but the extreme volatility brought down the Fund's absolute results. Software companies were hit especially hard, and the Fund saw stock prices drop in both ONYX Software and Primus Knowledge Solutions. We maintained holdings in both these firms and feel that they are well positioned for a rebound. Biotechnology companies also experienced a soft market late in the period, as firms like Dendreon and Corixa gave back some of the significant gains generated during the second quarter.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/ SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Overall, we reduced the Fund's exposure to technology from 39% at the close of the prior period to 23% by October 31, 2001. We began this process in 2000 and continued into 2001, as we moved money into the finance sector. While this limited the Fund's downside risk, technology exposure did negatively affect overall results.

We were able to put some money back to work following some price weakness, adding to Boeing late in the period, as its stock was valued very attractively given the company's long-term growth prospects. We also trimmed strong performing consumer and health care holdings and added to technology and cyclical positions that could be in a position to rebound if economic conditions improve.

The Fund was able to benefit from its balanced positions in small-, mid-, and large-sized companies. Although concentrated in small-cap firms (50%), positions in mid-cap (25%) and large-cap (25%) holdings reduced volatility as well as providing the potential for strong future performance. This creates a well-balanced equity Fund that is positioned in small-cap stocks such as Microvision and FEI Company, and mega-cap firms such as Boeing and Microsoft.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The Fund continues to seek out dynamic industry leaders and long-term value opportunities in emerging financial, health care, and technology sectors. On a long-term basis, the Fund seeks to add value by finding the strongest companies within industries and takes advantage of its flexible range by incorporating positions in blue-chip companies alongside small, emerging firms that are poised for growth. Although there continues to be weakness in global economies, we are cautiously optimistic about a recovery in 2002. As the effects of low inflation and interest rates help to improve sentiment and rebuild confidence, we could see a beginning of a period of improving economic conditions.

(3) Allocation percentages are based on total investment value of the portfolio as of 10/31/01. Differences from financial statements are a result of a consolidation of industries or sectors.

--------------------------------------------------------------------------------

Portfolio Composition as of October 31, 2001(3)

              Technology                     23%
              Communications                  2%
              Transportation                  2%
              REITs                           3%
              Basic Materials                 6%
              Cash Equivalents                6%
              Consumer Staples                6%
              Capital Goods                  10%
              Health Care                    12%
              Consumer Cyclicals             14%
              Financials                     16%

GROWTH FUND

--------------------------------------------------------------------------------
Value of a $10,000 Investment (class A shares)(2)
--------------------------------------------------------------------------------

                                         Fund
                                       (Class A
                         Fund          shares;
                       (Class A        adjusted        Standard &
                      shares; not        for           Poor's 500
                     adjusted for     maximum 5.5%     Composite
                    sales charge)     sales charge)     Index(1)    Inflation(1)

Inception 4/5/93      $10,000           $ 9,450
                       10,020             9,469         $10,000        $10,000
                       10,550             9,970          10,270         10,014
Jun                    10,720            10,130          10,304         10,028
                       10,480             9,904          10,255         10,028
                       10,900            10,301          10,646         10,056
                       11,250            10,631          10,567         10,076
                       11,500            10,868          10,782         10,118
                       11,300            10,679          10,681         10,125
Dec 93                 11,680            11,038          10,812         10,125
                       12,160            11,491          11,174         10,153
                       12,040            11,378          10,872         10,188
                       11,740            11,094          10,400         10,222
                       11,630            10,990          10,535         10,236
                       11,190            10,575          10,706         10,243
Jun                    10,730            10,140          10,442         10,278
                       11,150            10,537          10,788         10,306
                       11,830            11,179          11,227         10,347
                       11,870            11,217          10,956         10,375
                       12,200            11,529          11,207         10,382
                       11,750            11,104          10,796         10,396
Dec 94                 11,756            11,109          10,953         10,396
                       11,886            11,232          11,238         10,438
                       12,257            11,583          11,674         10,479
                       12,507            11,819          12,020         10,514
                       12,938            12,226          12,369         10,549
                       13,428            12,690          12,858         10,569
Jun                    14,199            13,418          13,160         10,590
                       15,121            14,289          13,598         10,590
                       15,231            14,393          13,635         10,618
                       15,681            14,819          14,206         10,639
                       15,261            14,421          14,157         10,674
                       15,942            15,065          14,780         10,667
Dec 95                 16,018            15,137          15,053         10,660
                       16,393            15,491          15,571         10,722
                       17,187            16,242          15,720         10,757
                       17,312            16,360          15,871         10,813
                       18,243            17,240          16,105         10,854
                       18,606            17,583          16,520         10,875
Jun                    17,812            16,832          16,588         10,882
                       16,563            15,652          15,850         10,903
                       17,664            16,693          16,186         10,924
                       18,822            17,787          17,095         10,958
                       18,197            17,196          17,564         10,993
                       18,856            17,819          18,897         11,014
Dec 96                 18,728            17,698          18,526         11,014
                       19,642            18,561          19,677         11,049
                       18,768            17,735          19,836         11,083
                       17,535            16,570          19,011         11,111
                       17,799            16,820          20,146         11,125
                       19,019            17,973          21,383         11,118
Jun                    19,747            18,661          22,337         11,132
                       21,429            20,251          24,110         11,146
                       20,277            19,161          22,770         11,167
                       21,469            20,288          24,017         11,194
                       20,872            19,724          23,215         11,222
                       20,780            19,637          24,290         11,215
Dec 97                 20,558            19,427          24,707         11,201
                       21,195            20,029          24,982         11,222
                       23,179            21,904          26,783         11,243
                       24,294            22,958          28,155         11,264
                       25,207            23,821          28,438         11,285
                       24,438            23,094          27,949         11,306
Jun                    26,743            25,272          29,084         11,319
                       26,628            25,163          28,775         11,333
                       22,080            20,866          24,614         11,347
                       24,745            23,384          26,191         11,361
                       25,557            24,151          28,322         11,389
                       27,282            25,781          30,038         11,389
Dec 98                 32,299            30,522          31,769         11,382
                       36,578            34,567          33,098         11,410
                       35,368            33,422          32,069         11,424
                       39,665            37,483          33,352         11,458
                       41,684            39,391          34,644         11,542
                       39,345            37,181          33,826         11,542
Jun                    42,497            40,160          35,703         11,542
                       40,827            38,581          34,589         11,576
                       41,958            39,650          34,417         11,604
                       44,009            41,589          33,474         11,660
                       47,271            44,671          35,592         11,681
                       52,442            49,558          36,316         11,688
Dec 99                 62,799            59,345          38,455         11,688
                       62,906            59,446          36,523         11,715
                       70,624            66,740          35,831         11,785
                       71,860            67,908          39,337         11,882
                       65,343            61,749          38,153         11,889
                       59,521            56,247          37,370         11,896
Jun                    61,205            57,839          38,291         11,965
                       60,238            56,925          37,693         11,986
                       64,714            61,154          40,034         12,000
                       61,491            58,109          37,921         12,063
                       58,712            55,482          37,760         12,083
                       49,130            46,428          34,783         12,090
Dec 00                 48,978            46,284          34,953         12,083
                       51,275            48,455          36,193         12,160
                       41,512            39,229          32,893         12,208
                       37,166            35,122          30,810         12,236
                       43,855            41,443          33,204         12,285
                       42,601            40,258          33,426         12,340
Jun                    40,970            38,716          32,613         12,361
                       38,626            36,502          32,292         12,326
                       34,779            32,866          30,270         12,326
                       31,433            29,704          27,826         12,382
Oct 01                 31,829            30,079          28,357         12,410

Average Annual Total Returns as of 10/31/01

CLASS A SHARES                                                1 Year    5 Year   Since Inception
                                                                                 (April 5, 1993)

Fund (not adjusted for sales charge)                         -45.77%    11.84%       14.46%
------------------------------------------------------------------------------------------------------
Fund (adjusted for maximum 5.5% sales charge)                -48.76%    10.58%       13.71%
------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(1)                     -24.90%    10.05%       13.05%
------------------------------------------------------------------------------------------------------

CLASS B SHARES                                                1 Year    5 Year   Since Inception
                                                                                 (July 1, 1994)

Fund (not adjusted for contingent deferred sales charge)     -46.19%    11.00%       15.12%
------------------------------------------------------------------------------------------------------
Fund (adjusted for maximum contingent deferred sales charge) -48.49%    10.88%       15.12%
------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(1)                     -24.90%    10.05%       14.59%
------------------------------------------------------------------------------------------------------

(1) Index total returns were calculated from 4/30/93 to 10/31/01. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 companies. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. The S&P 500 Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Individuals cannot invest directly in an index. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Advisor and Distributor not waived a portion of their fees and the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of Class B shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B shareholders. Class B shares have a contingent deferred sales charge that declines over five years as follows: 5-4-3-2-1-0%.

Note: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER: WARREN LAMMERT JANUS CAPITAL CORPORATION

Mr. Lammert is a graduate of Yale University and the London School of Economics. He first joined Janus in January 1987 and has been portfolio manager of the Growth Fund since its inception. He is a Chartered Financial Analyst.

PERFORMANCE REVIEW

For the 12-month period ended October 31, 2001, the WM GROWTH FUND was adversely affected by the significant market volatility in growth-style investments. The same sectors that led the market in the late 1990s struggled during 2000 and 2001. However, the Fund has provided strong long-term results, averaging 14.46% per year since its inception in 1993 (Class A shares not adjusted for sales charge).

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Overall, the year as a whole was an extremely difficult period for investors. Late in 2000, we saw signs that the economy and technology sectors were slowing dramatically. We responded by trimming our exposure to several technology companies. Stocks did manage to rally in January, enabling the Nasdaq Composite Index to gain more than 20%. However, by February it had become clear that the economy's deceleration had actually intensified, and stocks once again sold off sharply.

In response to the weakening economic environment, we sought to add balance to the Fund by increasing our positions in a number of companies that possess both a reasonable degree of economic stability and an acceptable growth profile. These factors, along with a growing belief among investors that much of the erosion in economic fundamentals has already been priced into stocks, allowed a number of companies to rebound during the spring.

In the months prior to September 11th, it was becoming increasingly evident that the U.S. economy was weakening further. This led to an erosion in consumer confidence and a downturn in both the auto and housing markets. The terrorist attacks had several immediate effects. They added to an already uncertain market and negatively affected investor psychology and stock prices in general. They also exacerbated the slowdown of both the industrial and consumer economies.

A bright spot appeared in October, as the markets rallied to nearly reach the pre-September 11th levels. The Federal Reserve (the "Fed") also continued to slash interest rates, which should soon provide a lift to the economy.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/ SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Companies in sectors that are most exposed to a slowing economy, such as technology, energy, and media, were the most adversely affected. However, the Fund slightly benefited from our defensive moves earlier this year to balance industry exposure. We continued this trend by closing out technology positions in Juniper Networks, ONI and I2 Technologies, as well as media holding Univision. We also sold out of Enron completely in October and November, although it added negatively to performance. Conversely, we invested in companies in less economically sensitive areas, such as health care and financial services, while maintaining the Fund's defensive cable positions. In the health care sector, we invested in large-cap pharmaceuticals such as Pfizer, American Home Products, and Bristol-Myers, and health care providers including drug distributors Cardinal Health and McKesson and hospital systems provider Tenet Healthcare.

In the financial services area, we either purchased or added to Citigroup, Cigna, Allstate, Aflac and Fannie Mae. Citigroup has responded effectively to the weaker economy both in its revenue performance and its aggressive cost cutting measures. Allstate and Aflac are leading insurance franchises that suffered missteps in recent quarterly results. We used these opportunities to buy the stocks at compelling prices. We believe Aflac will turn around its policy sales in the Japanese market, and we are confident that Allstate is taking the appropriate steps to respond to increasing costs in its relatively small homeowners business. As the largest lender to homeowners, Fannie Mae is benefiting from the weaker economy since lower interest rates have sparked a wave of mortgage refinancing.

While we did sell those technology companies where we had concerns about fundamentals, we did hold onto select technology positions with strong fundamentals that have the potential to perform well in a market upturn. Nokia is an example of one such company. Its management team is executing well and maintaining margins while preserving market share. Despite our confidence in management, we cut the size of the position in the latter part of the period (the second time this year) because of our concerns about short-term handset and mobile infrastructure sales.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Consumer and investor psychology continue to be negative. However, if October is any indication, the risk/return landscape as we enter 2002 is as good as it has been in years. Stock prices should react favorably, as we return to a more normal economic and psychological environment. It is impossible to accurately predict the duration of the economic downturn and when the equity markets will begin to factor in a recovery. However, just as the markets anticipated the economic slowdown, we would also expect them to anticipate a recovery. At this point, there is probably a compelling case for upside movement once the uncertainty dissipates, although this could take a couple of quarters.

We believe that the Fund currently is well positioned. It is sufficiently defensive for damage control should the markets continue their volatile trend, but there are also sufficient holdings in technology, telecommunications, energy, and media to participate robustly in a steady market recovery. Once macroeconomic and political events again take a back seat to company fundamentals, our stock picking approach that has been successful in the long run should again be in the driver's seat. We look forward to the coming months with a growing sense of optimism, believing that today's unsettled markets have created many compelling long-term opportunities.

(3) Allocation percentages are based on total investment value of the portfolio as of 10/31/01. Differences from financial statements are a result of a consolidation of industries or sectors.

--------------------------------------------------------------------------------

Portfolio Composition as of October 31, 2001(3)

              Health Care                    17%
              Industrials                     4%
              Energy                          6%
              Cash Equivalents                7%
              Technology                      8%
              Financials                     17%
              Capital Goods                   9%
              Consumer Staples               16%
              Communications                 16%

MID CAP STOCK FUND

--------------------------------------------------------------------------------
Value of a $10,000 Investment (class A shares)(2)
--------------------------------------------------------------------------------

                                         Fund
                                       (Class A
                         Fund          shares;
                       (Class A        adjusted        Standard &
                      shares; not        for           Poor's 400
                     adjusted for     maximum 5.5%      Midcap
                    sales charge)     sales charge)     Index(1)    Inflation(1)

Inception 3/1/00       10,000             9,450          10,000         10,000
Mar                    11,210            10,593          10,837         10,083
                       11,271            10,651          10,458         10,088
                       11,681            11,038          10,328         10,094
Jun                    11,420            10,792          10,480         10,153
                       11,650            11,009          10,645         10,171
                       12,450            11,765          11,834         10,183
Sep                    12,351            11,671          11,753         10,236
                       12,580            11,888          11,354         10,253
                       12,221            11,548          10,497         10,259
Dec|00                 13,460            12,719          11,300         10,253
                       13,892            13,128          11,552         10,318
                       13,842            13,080          10,893         10,359
Mar                    13,339            12,606          10,083         10,383
                       14,072            13,298          11,195         10,424
                       14,553            13,752          11,456         10,471
Jun                    15,014            14,188          11,410         10,489
                       14,924            14,103          11,240         10,460
                       14,482            13,686          10,872         10,460
Sep                    13,088            12,368           9,520         10,507
Oct 01                 13,550            12,804           9,941         10,530

Average Annual Total Returns as of 10/31/01

CLASS A SHARES                                                1 YEAR             Since Inception
                                                                                 (March 1, 2000)

Fund (not adjusted for sales charge)                          7.71%                 19.90%
------------------------------------------------------------------------------------------------
Fund (adjusted for maximum 5.5% sales charge)                 1.80%                 15.93%
------------------------------------------------------------------------------------------------
Standard & Poor's 400 Midcap Index(1)                       -12.45%                 -0.36%
------------------------------------------------------------------------------------------------

CLASS B SHARES                                                1 YEAR             Since Inception
                                                                                 (March 1, 2000)

Fund (not adjusted for contingent deferred sales charge)      6.79%                 18.89%
------------------------------------------------------------------------------------------------
Fund (adjusted for maximum contingent deferred sales charge)  1.79%                 16.75%
------------------------------------------------------------------------------------------------
Standard & Poor's 400 Midcap Index(1)                       -12.45%                 -0.36%
------------------------------------------------------------------------------------------------

(1) Index total returns were calculated from 2/28/00 to 10/31/01. The Standard & Poor's 400 Midcap Index represents an unmanaged weighted index of 400 Midcap Companies. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. The Midcap Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Individuals cannot invest directly in an index. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of Class B shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B shareholders. Class B shares have a contingent deferred sales charge that declines over five years as follows: 5-4-3-2-1-0%.

Note: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER: STEPHEN Q. SPENCER WM ADVISORS, INC.

An equity team led by Senior Portfolio Manager Stephen Q. Spencer manages the Mid Cap Stock Fund. Mr. Spencer is a Chartered Financial Analyst, joined WM Advisors in 1999, and is now the Chairman of the Equity Investment Team. He holds both a B.S. and an M.B.A. in Finance/Capital Markets from Brigham Young University. Mr. Spencer has professional investment experience dating back to 1985.

PERFORMANCE REVIEW

For the 12-month period ended October 31, 2001, the WM MID CAP STOCK FUND was a very strong performer in the face of extreme market volatility. The Fund returned 7.71% (Class A shares not adjusted for sales charge), significantly outpacing the -12.45% return of the S&P 400 Midcap Index and the -24.90% return of the S&P 500. Mid-cap value stocks held up relatively well, leading the market for much of the period. Despite the bear market in U.S. equities, the Fund has averaged 19.90% per year (not adjusted for sales charge) since its inception in March 2000.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

As the period opened, mid-cap stocks were performing very strongly. Despite the pronounced volatility in anything technology or growth related, the Fund's mid-cap value stocks performed very well. Traditional value sectors such as basic materials and consumer cyclicals led the market in the midst of the slower economy. This continued until July, when equities began to give back the gains from earlier in the period. In the second half of the period, most equity sectors lost value, but the health care sector was the strongest performer. Almost all equities were driven significantly lower in the aftermath of the September 11th terrorist attacks. However, the period closed with positive performance in October as many investors took advantage of lower equity valuations to rebuild stock positions. Overall, although affected by market volatility, the Fund benefited from the outperformance of mid-cap value holdings as well as strong stock selection and favorable sector allocations.

Given the weakness in the domestic economy, consumer staples companies performed relatively well during the period. Companies like Suiza Foods, the largest distributor and marketer of milk products, and Avon, which brought in new management and refocused their strategic plan, flourished in the weak economic environment. These types of companies tend to be less sensitive to a recession because their products are purchased regardless of economic conditions. Conversely, our holdings in technology and cyclicals, which are more impacted by weak capital spending, generally performed poorly, as the market saw a selloff of these stocks across the board.

The Fund also benefited from six takeovers during the period, each at a significant premium to the trading price when announced. In the consumer cyclicals sector, ACNielson was purchased by Houghton Mifflin, contributing significantly to overall Fund performance. Alza Corp., which was a large position in the Fund, was also acquired. This company, which was a big mover even before the buyout, benefited from its release of a blockbuster drug to treat attention deficit disorder (ADD) and added positively to the performance of the Fund. The Fund also received a boost from the announcement of the acquisitions of Tosco (energy), Bank United (financial), Litton Industries (capital goods), and Sensormatic (electronics).

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/ SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

During the period, we reduced the Fund's technology holdings, which helped performance given the negative results reported by technology-related companies throughout 2001. However, we did experience negative performance within technology sector issues. We sold out of Tellabs after the stock had been hurt by significantly weaker than expected sales of one of its new products. One of the Fund's retail holdings, Intimate Brands, also performed poorly during the period. The company suffered from a decrease in overall shopping mall traffic along with a weakening focus on its core customer. We decided to sell out of this holding during what proved to be a very tough environment for many retailers.

The Fund benefited from very strong performance in its overweighted health care holdings. Fund performance was boosted by Mylan Labs, one of the largest producers of generic drugs. The company's stock appreciated as a result of a slowing of the industry's pipeline of new brand-name pharmaceuticals, several blockbuster drugs coming off of patent, and an increased number of HMOs prescribing generic pharmaceuticals. Another strong performer in the health care sector was AmerisourceBergin, which is a pharmaceutical distributor that was helped by improving demographic trends and a completed merger.

Our exposure to the capital goods sector increased during the period as a result of capital appreciation of some of our holdings. The Fund benefited from the turnaround and restructuring of Lockheed Martin, whose stock price received a boost with the announcement of the signing of the contract for the Joint Strike Fighter, the largest defense contract in history. During the year, we added to select utility holdings, taking positions in NiSource and FPL Group, both of which have the potential for capital appreciation as well as strong dividend streams.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The Fund's investment strategy takes advantage of mid-cap companies that are past their startup stage but have not yet fully matured. Currently, these firms are very attractive with the potential for earnings leverage in the event of any improvement in the domestic economy. Given the current interest rate environment and the low cost of capital, we do expect the economy to improve as we move through 2002 and will position the Fund to take advantage of any potential rebound. As soon as we see significant signs of improvement on the horizon, we will reduce consumer staples and move into more economically sensitive sectors like consumer cyclicals and technology. We will continue to seek the best companies priced at attractive valuations, and we will look for opportunities to take advantage of firms with new innovation and growth potential.

(3) Allocation percentages are based on total investment value of the portfolio as of 10/31/01. Differences from financial statements are a result of a consolidation of industries or sectors.

--------------------------------------------------------------------------------

Portfolio Composition as of October 31, 2001(3)

              Health Care                   20%
              Communications                 2%
              Utilities                      4%
              Cash Equivalents               8%
              Consumer Cyclicals             8%
              Energy                         8%
              Technology                    17%
              Consumer Staples               9%
              Capital Goods                 10%
              Financials                    14%

SMALL CAP STOCK FUND

--------------------------------------------------------------------------------
Value of a $10,000 Investment (class A shares)(2)
--------------------------------------------------------------------------------

                                         Fund
                                       (Class A
                         Fund          shares;
                       (Class A        adjusted
                      shares; not         for           Russell
                     adjusted for     maximum 5.5%       2000
                    sales charge)     sales charge)     Index(1)    Inflation(1)

Oct 91                $10,000           $ 9,450         $10,000        $10,000
                        9,769             9,232           9,537         10,029
Dec 91                 10,543             9,964          10,300         10,036
                       11,141            10,528          11,135         10,051
                       11,411            10,784          11,460         10,087
                       10,898            10,299          11,073         10,138
                       10,814            10,219          10,684         10,153
                       11,038            10,431          10,827         10,167
Jun                    10,889            10,290          10,318         10,204
                       11,085            10,475          10,677         10,226
                       10,749            10,158          10,375         10,255
                       10,851            10,255          10,613         10,284
                       11,355            10,731          10,949         10,320
                       11,850            11,198          11,787         10,335
Dec 92                 12,167            11,498          12,197         10,328
                       12,442            11,757          12,610         10,378
                       12,688            11,990          12,318         10,415
                       13,020            12,304          12,718         10,451
                       12,442            11,757          12,368         10,480
                       13,001            12,286          12,914         10,495
Jun                    13,039            12,322          12,995         10,509
                       12,897            12,187          13,174         10,509
                       13,655            12,904          13,743         10,539
                       13,863            13,101          14,131         10,560
                       14,204            13,423          14,495         10,604
                       13,768            13,011          14,023         10,611
Dec 93                 14,880            14,061          14,502         10,611
                       14,983            14,159          14,956         10,640
                       14,952            14,130          14,902         10,677
                       14,331            13,543          14,117         10,713
                       13,989            13,220          14,200         10,728
                       13,969            13,200          14,041         10,735
Jun                    13,482            12,740          13,568         10,771
                       14,093            13,318          13,790         10,801
                       14,704            13,895          14,559         10,844
                       14,797            13,983          14,509         10,873
                       15,625            14,766          14,451         10,881
                       14,538            13,739          13,867         10,895
Dec 94                 14,829            14,014          14,239         10,895
                       14,914            14,094          14,059         10,939
                       15,253            14,414          14,644         10,983
                       15,232            14,394          14,895         11,019
                       15,094            14,264          15,225         11,055
                       15,115            14,284          15,487         11,077
Jun                    16,386            15,485          16,291         11,099
                       17,583            16,616          17,229         11,099
                       18,134            17,137          17,586         11,128
                       18,950            17,907          17,901         11,150
                       18,187            17,187          17,101         11,186
                       18,462            17,447          17,819         11,179
Dec 95                 19,612            18,534          18,289         11,172
                       19,325            18,262          18,269         11,237
                       20,352            19,233          18,839         11,274
                       21,666            20,475          19,224         11,332
                       22,285            21,059          20,252         11,376
                       23,146            21,873          21,050         11,397
Jun                    22,274            21,049          20,185         11,405
                       19,557            18,482          18,423         11,427
                       21,114            19,953          19,493         11,448
                       21,843            20,642          20,255         11,485
                       21,125            19,963          19,943         11,521
                       21,378            20,202          20,765         11,543
Dec 96                 21,278            20,107          21,309         11,543
                       20,618            19,484          21,735         11,579
                       20,125            19,018          21,207         11,616
                       18,541            17,522          20,206         11,645
                       18,614            17,590          20,263         11,659
                       20,845            19,699          22,516         11,652
Jun                    21,938            20,731          23,482         11,667
                       22,107            20,891          24,574         11,681
                       22,323            21,095          25,136         11,703
                       23,788            22,479          26,976         11,732
                       23,331            22,048          25,792         11,761
                       23,450            22,160          25,624         11,754
Dec 97                 23,964            22,646          26,073         11,739
                       23,683            22,381          25,661         11,761
                       25,642            24,231          27,559         11,783
                       26,811            25,336          28,695         11,805
                       26,621            25,156          28,854         11,827
                       24,675            23,318          27,300         11,849
Jun                    24,776            23,413          27,357         11,863
                       22,895            21,636          25,143         11,878
                       17,671            16,699          20,260         11,892
                       19,260            18,200          21,846         11,907
                       20,658            19,522          22,737         11,936
                       22,831            21,575          23,928         11,936
Dec 98                 25,146            23,763          25,409         11,929
                       24,980            23,606          25,746         11,958
                       22,637            21,392          23,661         11,972
                       22,474            21,238          24,031         12,009
                       23,497            22,204          26,184         12,096
                       25,104            23,723          26,567         12,096
Jun                    27,117            25,626          27,768         12,096
                       27,928            26,392          27,006         12,132
                       27,462            25,951          26,006         12,162
                       28,016            26,475          26,012         12,220
                       29,459            27,839          26,117         12,242
                       34,055            32,182          27,677         12,249
Dec 99                 43,154            40,781          30,810         12,249
                       46,361            43,811          30,315         12,278
                       61,488            58,106          35,321         12,351
                       54,571            51,569          32,993         12,453
                       43,444            41,054          31,007         12,460
                       39,916            37,721          29,200         12,467
Jun                    49,089            46,389          31,745         12,540
                       46,767            44,195          30,724         12,562
                       51,701            48,857          33,068         12,576
                       48,361            45,701          32,097         12,642
                       45,242            42,753          30,664         12,664
                       37,985            35,896          27,516         12,671
Dec 00                 38,182            36,082          29,879         12,664
                       44,127            41,700          31,435         12,744
                       35,646            33,686          29,372         12,795
                       29,879            28,235          27,935         12,824
                       34,289            32,403          30,121         12,875
                       36,531            34,522          30,861         12,933
Jun                    40,626            38,392          31,927         12,955
                       34,053            32,180          30,199         12,919
                       31,690            29,947          29,223         12,919
                       23,856            22,544          25,289         12,977
Oct 01                 26,769            25,297          26,769         13,006

Average Annual Total Returns as of 10/31/01

CLASS A SHARES                                                   1 Year    5 Year      10 Year

Fund (not adjusted for sales charge)                             -40.84%    4.85%       10.35%
---------------------------------------------------------------------------------------------------
Fund (adjusted for maximum 5.5% sales charge)                    -44.09%    3.67%        9.72%
---------------------------------------------------------------------------------------------------
Russell 2000 Index(1)                                            -12.70%    6.06%       10.35%
---------------------------------------------------------------------------------------------------

CLASS B SHARES                                                    1 YEAR   5 YEAR   Since Inception
                                                                                    (July 1, 1994)

Fund (not adjusted for contingent deferred sales charge)         -41.35%    3.98%        8.93%
---------------------------------------------------------------------------------------------------
Fund (adjusted for maximum contingent deferred sales charge)     -43.85%    3.87%        8.93%
---------------------------------------------------------------------------------------------------
Russell 2000 Index(1)                                            -12.70%    6.06%        9.71%
---------------------------------------------------------------------------------------------------

(1) The Russell 2000 Index represents the smallest 2000 companies followed by Russell and is used to measure the small-cap market. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. The Russell Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Individuals cannot invest directly in an index. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of Class B shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B shareholders. Class B shares have a contingent deferred sales charge that declines over five years as follows: 5-4-3-2-1-0%.

Note: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. There may be additional risks associated with emerging markets. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER: LINDA WALK WM ADVISORS, INC.

An equity team led by Ms. Linda Walk has been managing the Fund since March 1998. Ms. Walk, Senior Portfolio Manager of WM Advisors, Inc., graduated magna cum laude from the University of Washington and has over 15 years of investment experience. She is a Chartered Financial Analyst, a Certified Financial Planner, and has participated in the Wharton Executive Education program.

PERFORMANCE REVIEW

For the 12-month period ended October 31, 2001, the WM SMALL CAP STOCK FUND was adversely affected by significant volatility among small-cap growth stocks. However, long-term results remain favorable, as the Fund has posted an average annual return of 10.35% for the past ten years (Class A shares not adjusted for sales charge).

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The period was marked by uncertainty and volatility in equity markets, particularly within small-cap growth stocks. During the period, stocks were negatively affected by the economic slowdown and its impact on both business and consumer sentiment. Capital spending slowed significantly throughout 2001 and orders plummeted. The bursting of the "dot com" bubble in conjunction with a severe contraction in business investment left the technology sector with a very cloudy earnings picture, and stocks in the sector suffered as a result. Inventories built up as sales slowed and profits moved substantially lower. Sentiment further worsened when companies were forced to lay off thousands of workers in an effort to cut costs. However, there were select periods of strong performance during the period. Fund performance rebounded substantially in the second quarter, as money flowed into small-cap investments in anticipation of a potential economic recovery. This trend proved to be short lived, and the markets came back down quickly in the third quarter, even prior to September 11th.

In the wake of the terrorist attacks and the uncertain political and global economic situation, small-cap equities were hit especially hard. There was a significant "flight to quality" as money moved quickly out of higher-risk equity investments into the safety and security of highly rated bonds and cash equivalents. Consumer spending, which had held up relatively well throughout the period, was forecasted to drop as a result of weaker confidence in the face of heightened layoff activity. All of the negative news resulted in a very volatile third quarter, and equities suffered across the board. However, the period closed with very strong performance in October, as markets rebounded to levels experienced just prior to September 11th.

The Fund was negatively affected by its concentration in technology-related sectors. However, we feel that long-term prospects for these sectors will improve, as companies still need to wisely implement technological advancements to be market leaders, thus increasing spending and investment. Stock picking within the sector will become increasingly important, and we will continue to focus on firms with sound business models, competitive advantages, and potential strong long-term earnings growth. Within the technology sector, there has been a substantial reduction in inventories, which could help drive expansion in 2002. In addition, many small-cap technology firms are trading at attractive valuations relative to their long-term growth prospects. Despite recent weakness, we will also continue to focus on opportunities in biotechnology stocks. These positions could have considerable upside potential due to the increasing number of drugs achieving patent approval.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/ SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The Fund was heavily invested in certain segments of the technology sector that experienced even higher degrees of volatility than the market as a whole. For instance, the software sector hindered the Fund's results during the period. Third quarter software purchases dropped, and firms such as Onyx Software lost significant value. However, we maintained this position because we feel that demand for efficiency producing software should return, thus making Onyx well positioned for a rebound. Holdings in Primus Knowledge and Gilat Satellite also negatively impacted Fund results. Despite the extreme volatility, there were some positive contributors to Fund performance as well. In the technology area, First Consulting Group and Nvidia which benefited from the release of Microsoft's Xbox gaming platform, were both strong performers. The Fund also benefited from its position in Heller Financial, which was acquired during the third quarter. One of the strongest sectors of the market during the period was health care, and the Fund benefited from its position in medical device manufacturer SonoSite.

The Fund did not have significant exposure to travel and leisure companies, which experienced sell-offs following the terrorist attacks. Although investor uncertainty pushed stock prices of these firms indiscriminately lower, some select firms in the industry have the cash to withstand the downturn in demand and have very good longer-term outlooks.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The same drivers that pushed market performance lower during the economic downturn may be possible catalysts for a small-cap market recovery in the coming months. If current aggressive monetary and fiscal policies kick in and provide a boost to capital spending, the result should translate into an increased number of orders and improved profits. Select issues in the small-cap area of the market may already be oversold and have room to rebound. Additionally, the excess inventory in computer hardware is correcting, which will provide a stimulus to other technology market segments. Given an improving economic horizon, we will focus on sectors that should benefit from a recovery and expect that less global uncertainty will reward small-cap investors. If the economic winds change and positive forces surface, monetary flows from defensive holdings are likely to accelerate quickly into investments with higher growth potential, such as small-cap growth stocks. We do still see some economic problems to work through and potential risks, but our long-term outlook remains sound for the U.S. economy to lead an eventual global recovery.

(3) Allocation percentages are based on total investment value of the portfolio as of 10/31/01. Differences from financial statements are a result of a consolidation of industries or sectors.

--------------------------------------------------------------------------------

Portfolio Composition as of October 31, 2001(3)

              Capital Goods                  1%
              Consumer Staples               1%
              Cash Equivalents               2%
              Communications                 2%
              Energy                         2%
              Transportation                 2%
              Financials                     3%
              Health Care                   22%
              Consumer Cyclicals            23%
              Technology                    42%

INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------
Value of a $10,000 Investment (class A shares)(2)
--------------------------------------------------------------------------------

                                       Fund
                                     (Class A
                       Fund          shares;          Morgan
                     (Class A        adjusted         Stanley
                    shares; not         for           Capital
                   adjusted for     maximum 5.5%   International
                  sales charge)     sales charge)   EAFE Index(1)   Inflation(1)

Oct 91              $10,000           $ 9,450         $10,000          $10,000
                      9,724             9,189           9,536           10,029
Dec 91               10,304             9,737          10,031           10,036
                     10,226             9,664           9,819           10,051
                     10,082             9,527           9,471           10,087
                      9,659             9,128           8,848           10,138
                      9,715             9,180           8,893           10,153
                     10,182             9,622           9,491           10,167
Jun                   9,804             9,264           9,044           10,204
                      9,437             8,918           8,815           10,226
                      9,993             9,443           9,372           10,255
                      9,559             9,033           9,190           10,284
                      9,148             8,645           8,710           10,320
                      9,192             8,687           8,795           10,335
Dec 92                9,215             8,708           8,843           10,328
                      9,237             8,729           8,845           10,378
                      9,549             9,024           9,114           10,415
                     10,163             9,604           9,912           10,451
                     10,866            10,268          10,856           10,480
                     11,111            10,500          11,088           10,495
Jun                  10,933            10,331          10,917           10,509
                     11,290            10,669          11,301           10,509
                     11,925            11,269          11,914           10,539
                     11,892            11,238          11,648           10,560
                     12,227            11,554          12,009           10,604
                     11,535            10,901          10,962           10,611
Dec 93               12,195            11,525          11,756           10,611
                     13,053            12,335          12,753           10,640
                     12,710            12,011          12,720           10,677
                     12,081            11,417          12,174           10,713
                     12,447            11,762          12,694           10,728
                     12,481            11,795          12,624           10,735
Jun                  12,287            11,611          12,806           10,771
                     12,630            11,935          12,931           10,801
                     12,905            12,195          13,240           10,844
                     12,481            11,795          12,826           10,873
                     12,722            12,022          13,255           10,881
                     12,184            11,514          12,622           10,895
Dec 94               12,035            11,373          12,704           10,895
                     11,408            10,781          12,219           10,939
                     11,251            10,633          12,187           10,983
                     11,456            10,826          12,951           11,019
                     11,818            11,168          13,442           11,055
                     11,927            11,271          13,285           11,077
Jun                  11,794            11,145          13,055           11,099
                     12,313            11,635          13,871           11,099
                     12,156            11,487          13,345           11,128
                     12,252            11,578          13,609           11,150
                     11,999            11,339          13,247           11,186
                     12,120            11,453          13,619           11,179
Dec 95               12,621            11,927          14,171           11,172
                     13,066            12,348          14,232           11,237
                     12,965            12,252          14,283           11,274
                     13,079            12,360          14,590           11,332
                     13,270            12,540          15,018           11,376
                     13,219            12,492          14,744           11,397
Jun                  13,346            12,612          14,831           11,405
                     12,710            12,011          14,401           11,427
                     12,863            12,155          14,436           11,448
                     13,156            12,432          14,823           11,485
                     13,066            12,347          14,675           11,521
                     13,651            12,901          15,262           11,543
Dec 96               13,634            12,884          15,069           11,543
                     13,699            12,946          14,545           11,579
                     13,816            13,056          14,786           11,616
                     13,712            12,958          14,844           11,645
                     13,920            13,155          14,926           11,659
                     14,792            13,978          15,900           11,652
Jun                  15,416            14,568          16,781           11,667
                     15,937            15,061          17,056           11,681
                     14,584            13,782          15,786           11,703
                     15,364            14,519          16,673           11,732
                     13,660            12,909          15,396           11,761
                     13,361            12,626          15,242           11,754
Dec 97               13,294            12,563          15,379           11,739
                     13,395            12,659          16,086           11,761
                     14,250            13,466          17,122           11,783
                     15,018            14,192          17,653           11,805
                     15,395            14,548          17,796           11,827
                     15,264            14,425          17,714           11,849
Jun                  14,771            13,959          17,852           11,863
                     14,931            14,110          18,038           11,878
                     12,817            12,112          15,807           11,892
                     12,194            11,523          15,326           11,907
                     12,831            12,126          16,928           11,936
                     13,541            12,796          17,799           11,936
Dec 98               13,837            13,076          18,506           11,929
                     13,988            13,219          18,456           11,958
                     13,566            12,820          18,020           11,972
                     14,080            13,306          18,777           12,009
                     14,578            13,777          19,542           12,096
                     13,992            13,223          18,540           12,096
Jun                  14,914            14,094          19,267           12,096
                     15,519            14,665          19,844           12,132
                     15,745            14,879          19,921           12,162
                     16,077            15,193          20,126           12,220
                     16,833            15,907          20,884           12,242
                     18,163            17,164          21,614           12,249
Dec 99               20,749            19,608          23,558           12,249
                     19,664            18,582          22,065           12,278
                     20,291            19,175          22,663           12,351
                     20,811            19,666          23,546           12,453
                     19,833            18,742          22,311           12,460
                     18,916            17,876          21,771           12,467
Jun                  19,970            18,872          22,627           12,540
                     18,824            17,788          21,683           12,562
                     19,176            18,121          21,876           12,576
                     17,632            16,662          20,815           12,642
                     16,761            15,839          20,328           12,664
                     16,074            15,190          19,570           12,671
Dec 00               16,362            15,462          20,270           12,664
                     16,736            15,816          20,260           12,744
                     15,287            14,446          18,743           12,795
                     14,425            13,631          17,502           12,824
                     15,694            14,831          18,729           12,875
                     15,027            14,201          18,083           12,933
Jun                  14,327            13,539          17,350           12,955
                     13,871            13,108          17,036           12,919
                     13,431            12,693          16,608           12,919
                     11,868            11,215          14,930           12,977
Oct 01               12,406            11,723          15,311           13,006

Average Annual Total Returns as of 10/31/01

CLASS A SHARES                                                1 Year    5 Year       10 Year

 Fund (not adjusted for sales charge)                        -25.99%    -1.04%        2.17%
------------------------------------------------------------------------------------------------
 Fund (adjusted for maximum 5.5% sales charge)               -30.07%    -2.16%        1.60%
------------------------------------------------------------------------------------------------
 Morgan Stanley Capital International EAFE Index(1)          -24.68%     0.85%        4.35%
------------------------------------------------------------------------------------------------

CLASS B SHARES                                                1 Year    5 Year   Since Inception
                                                                                 (July 1, 1994)

Fund (not adjusted for contingent deferred sales charge)     -26.68%    -1.86%       -0.65%
------------------------------------------------------------------------------------------------
Fund (adjusted for maximum contingent deferred sales charge) -30.12%    -2.02%       -0.65%
------------------------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index(1)           -24.68%     0.85%        2.47%
------------------------------------------------------------------------------------------------

(1) The Morgan Stanley Capital International (MSCI) EAFE Index includes stock markets of Europe, Australasia, and the Far East weighted by capitalization. EAFE is a broad-based index of equity markets representing 18 countries. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. The MSCI EAFE Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Individuals cannot invest directly in an index. The returns shown for the Fund assume reinvestment of all dividends/ distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of Class B shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B shareholders. Class B shares have a contingent deferred sales charge that declines over five years as follows: 5-4-3-2-1-0%.

Note: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.


PORTFOLIO MANAGER: CAPITAL GUARDIAN TRUST COMPANY

The International Growth Fund is managed by an international equity team at Capital Guardian Trust Company. Nine portfolio managers and 28 analysts share the management responsibilities for the Fund. The managers average over 26 years of investment experience and have been with the firm for an average of 22 years. The firm has managed the Fund since June 1999.

PERFORMANCE REVIEW

For the 12-month period ended October 31, 2001, the WM INTERNATIONAL GROWTH FUND suffered through a period of significant volatility in foreign equity markets. This was primarily the result of a synchronized global economic slowdown, which contributed to the overall poor performance for stocks worldwide.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The year ended October 31, 2001 was overshadowed by the tragic events of September 11th and the effects they had on markets around the world. Despite a strong rally during the final weeks of the period, markets ended the year down significantly relative to last year.

During November and December of 2000, our overweightings in technology, media, and telecommunica-tions (TMT) industries hurt portfolio returns. Valuations came crashing down in these sectors, but we continued to see positive long-term prospects for corporate spending on servers and data storage, as both large companies expanded their Internet strategies and information technology (IT) spending seemed likely to resume. Portfolio returns were helped by our holdings of food and beverage, pharmaceuticals, and oil companies.

As the first quarter of 2001 began, we took the selling pressure as an opportunity to upgrade the quality of the portfolio. We believed the selloff of many companies in the wireless telecommunica-tions sector (both operators and handset makers) was unwarranted, and we therefore added to existing positions in companies such as Nokia and NTT DoCoMo. European food and beverage stocks, as well as financial names in the retail banking and investment banking arenas, helped portfolio returns early in the quarter, but were hit hard in the final weeks of the quarter as the selloff continued. Strong stock selection in semiconductors added to positive results, as individual companies that represent significant holdings in the portfolio bounced back from their lows. We modestly lowered our Japanese technology exposure in favor of companies engaged in verifiable restructuring in areas such as autos, retail, insurance, and banks. Nissan Motors has been one such name that has posted sizable returns since its addition to the portfolio.

During the second quarter of 2001, we made relatively minor changes and concentrated on our best research ideas. Our overweighted positions in semiconductor-related companies, wireless telecommunications, and communications equipment continued to hurt Fund results, as did our underweighting in software companies. However, our longer-term outlook for these sectors remains positive. In the case of oil and gas companies, our belief that crude and natural gas prices have peaked kept us relatively underweight in these sectors. Our stock selection in pharmaceuticals and financials proved beneficial as well as our greater emphasis on cyclicals such as autos, metals and mining, aerospace, and chemicals.

Technology names hurt by the global contraction in IT-spending continued to hinder returns through August and September of 2001. We increased our weighting in European insurance companies and found defensive attributes in retail banks, which were less exposed to the equity market malaise. Of course, no one could have foreseen the U.S. terrorist attacks and the resulting fallout in the global markets. After the attacks, we added to existing holdings in the financial sector as prices became extremely attractive.

The year ended on a positive note when global markets rebounded in the month of October, with financials, technology, and pharmaceuti-cal companies posting the most significant gains. The overweighted position in technology, coupled with the increased exposure to the financial sector, proved extremely beneficial to returns as the Fund was positioned quite well to take advantage of this brief, yet meaningful rebound.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The general theme in the portfolio over the past year has been that technology names, particularly companies involved in the production of semiconductor equipment, were extremely undervalued and would rebound significantly once markets began their recovery. As a result of both our overweighted position in that sector and the continued decline in global markets, the portfolio lagged the benchmark for much of the year. Following the attacks of September 11th, markets were initially hit hard, but ended the year with a rebound that erased much of those losses. Companies such as Samsung and Taiwan Semiconductor (both significant holdings in the portfolio) ended the year strongly.

Elsewhere, our increased position in financials helped portfolio returns later in the year, as we added to names such as Swiss Reinsurance Company. It had been a small position in the Fund for quite a while, but its valuation following the terrorist attacks was attractive, and now it represents one of the Fund's top holdings.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Over the course of the year, we experienced some pronounced stock declines and markets must adjust to the prospects of a more prolonged downturn. Certainly, the greater chance of a U.S. recession and increased sensitivity to terrorist threats will have ripple effects on the rest of the world.

Historically speaking, however, extreme market volatility following major events has often presented tremendous buying opportunities. We believe valuations in non-U.S. equity markets are more attractive today and, with a potentially weaker Dollar in the near future, non-U.S. investments may become more attractive to dollar-based investors. Our analysts feel quite positive about the prospects of a recovery sometime in the near future and are convinced that 2002 will be profitable for companies worldwide.


(3) Allocation percentages are based on total investment value of the portfolio as of 10/31/01.

--------------------------------------------------------------------------------

Portfolio Composition as of October 31, 2001(3)

              Latin America                   2%
              Canada                          3%
              Cash Equivalents                6%
              Pacific Basin                  13%
              Japan                          23%
              Europe                         53%

SHORT TERM INCOME FUND

--------------------------------------------------------------------------------
Value of a $10,000 Investment (class A shares)(2)
--------------------------------------------------------------------------------

                                         Fund
                                       (Class A
                         Fund          shares;          Merrill
                       (Class A        adjusted          Lynch
                      shares; not         for          (1-3 yrs.)
                     adjusted for     maximum 3.5%     Corporate
                    sales charge)     sales charge)    Bond Index   Inflation(1)

Inception 11/1/93     $10,000           $ 9,650         $10,000        $10,000
                       10,005             9,655          10,000         10,007
Dec 93                 10,052             9,700          10,052         10,007
                       10,098             9,745          10,138         10,034
                       10,063             9,711          10,072         10,069
                        9,947             9,599          10,023         10,103
                        9,908             9,561           9,985         10,117
                        9,915             9,568           9,999         10,124
Jun                     9,927             9,580          10,038         10,158
                        9,981             9,632          10,139         10,185
                        9,989             9,639          10,180         10,226
                        9,993             9,644          10,162         10,254
                        9,997             9,647          10,188         10,261
                       10,002             9,652          10,148         10,275
Dec 94                  9,842             9,497          10,171         10,275
                        9,851             9,507          10,313         10,316
                        9,942             9,594          10,461         10,357
                       10,037             9,685          10,541         10,391
                       10,130             9,776          10,642         10,426
                       10,357             9,995          10,846         10,446
Jun                    10,366            10,003          10,913         10,467
                       10,375            10,012          10,962         10,467
                       10,472            10,105          11,002         10,494
                       10,524            10,156          11,061         10,515
                       10,625            10,253          11,163         10,549
                       10,726            10,351          11,266         10,542
Dec 95                 10,829            10,450          11,362         10,535
                       10,933            10,550          11,459         10,597
                       10,852            10,472          11,422         10,631
                       10,815            10,437          11,424         10,686
                       10,776            10,399          11,437         10,728
                       10,786            10,408          11,466         10,748
Jun                    10,890            10,509          11,558         10,755
                       10,950            10,567          11,610         10,776
                       10,963            10,579          11,653         10,796
                       11,069            10,682          11,765         10,830
                       11,171            10,780          11,908         10,865
                       11,268            10,874          12,010         10,885
Dec 96                 11,274            10,879          12,011         10,885
                       11,278            10,883          12,071         10,920
                       11,337            10,940          12,106         10,954
                       11,349            10,952          12,120         10,981
                       11,404            11,005          12,229         10,995
                       11,506            11,104          12,319         10,988
Jun                    11,560            11,156          12,412         11,002
                       11,720            11,310          12,567         11,016
                       11,727            11,317          12,577         11,036
                       11,780            11,368          12,679         11,064
                       11,840            11,425          12,766         11,091
                       11,846            11,431          12,787         11,084
Dec 97                 11,925            11,508          12,870         11,071
                       12,034            11,613          13,004         11,091
                       12,030            11,609          13,017         11,112
                       12,084            11,661          13,084         11,132
                       12,139            11,714          13,153         11,153
                       12,192            11,765          13,233         11,174
Jun                    12,246            11,817          13,302         11,187
                       12,301            11,870          13,371         11,201
                       12,463            12,027          13,482         11,215
                       12,625            12,183          13,661         11,229
                       12,628            12,186          13,688         11,256
                       12,625            12,183          13,735         11,256
Dec 98                 12,678            12,234          13,798         11,249
                       12,734            12,288          13,869         11,277
                       12,674            12,231          13,830         11,290
                       12,779            12,332          13,958         11,325
                       12,832            12,383          14,017         11,407
                       12,777            12,329          14,002         11,407
Jun                    12,775            12,328          14,042         11,407
                       12,831            12,382          14,076         11,441
                       12,835            12,386          14,092         11,469
                       12,969            12,515          14,208         11,524
                       12,987            12,532          14,257         11,544
                       13,045            12,589          14,295         11,551
Dec 99                 13,048            12,591          14,337         11,551
                       13,051            12,594          14,336         11,579
                       13,109            12,651          14,441         11,647
                       13,171            12,710          14,526         11,743
                       13,174            12,713          14,522         11,750
                       13,235            12,772          14,562         11,757
Jun                    13,414            12,945          14,736         11,826
                       13,477            13,006          14,861         11,846
                       13,542            13,068          14,977         11,860
                       13,664            13,186          15,119         11,922
                       13,728            13,248          15,116         11,942
                       13,853            13,368          15,265         11,949
Dec 00                 14,041            13,550          15,428         11,942
                       14,229            13,731          15,673         12,018
                       14,294            13,793          15,789         12,066
                       14,425            13,920          15,954         12,093
                       14,493            13,986          15,996         12,141
                       14,562            14,053          16,129         12,196
Jun                    14,631            14,119          16,201         12,217
                       14,824            14,305          16,439         12,183
                       14,954            14,431          16,561         12,183
                       15,083            14,555          16,773         12,238
Oct 01                 15,279            14,744          16,928         12,265

Average Annual Total Returns as of 10/31/01

CLASS A SHARES                                                1 Year    5 Year   Since Inception
                                                                               (November 1, 1993)

 Fund (not adjusted for sales charge)                         11.31%     6.46%        5.44%
-------------------------------------------------------------------------------------------------
 Fund (adjusted for maximum 3.5% sales charge)                 7.55%     5.74%        4.97%
-------------------------------------------------------------------------------------------------
 Merrill Lynch (1-3 yrs.) Corporate Bond Index(1)             11.99%     7.29%        6.80%
-------------------------------------------------------------------------------------------------

CLASS B SHARES                                                1 Year    5 Year   Since Inception
                                                                                 (July 1, 1994)

Fund (not adjusted for contingent deferred sales charge)      10.52%     5.66%        5.25%
-------------------------------------------------------------------------------------------------
Fund (adjusted for maximum contingent deferred sales charge)   6.52%     5.66%        5.25%
-------------------------------------------------------------------------------------------------
Merrill Lynch (1-3 yrs.) Corporate Bond Index(1)              11.99%     7.29%        7.39%
-------------------------------------------------------------------------------------------------

(1) Index total returns were calculated from 10/31/93 to 10/31/01. The Merrill Lynch (1-3 years) Corporate Bond Index includes all investment-grade, corporate debt securities with maturities of one to three years, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. Individuals cannot invest directly in an index. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses and the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of Class B shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B shareholders. Class B shares have a contingent deferred sales charge that declines over four years as follows: 4-3-2-1-0%.

Note: There may be additional credit and default risks associated with lower rated securities. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER: CRAIG SOSEY WM ADVISORS, INC.

A fixed-income team led by Senior Portfolio Manager Craig Sosey manages the Short Term Income Fund. Mr. Sosey joined WM Advisors, Inc. in 1998 and has over 16 years banking and financial analysis experience. He has a B.S. in Finance from the University of the Pacific and an M.B.A. from the University of California, Berkeley.

PERFORMANCE REVIEW

The WM SHORT TERM INCOME FUND (Class A shares) returned a very strong 11.31% (not adjusted for sales charge) for the 12-month period ended October 31, 2001. In the face of economic weakness, short-term interest rates decreased significantly throughout the period. This contributed to the Fund's strong performance since bond prices move in the opposite direction of yields. As of the close of the period, the Fund's 30-day SEC yield was 4.32% for Class A shares and 3.81% for Class B shares.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The Fund prospered in a period where the weakening U.S. economy spurred the Federal Reserve ("the Fed") to lower short-term interest rates by 400 basis points. The Fed lowered the federal funds rate from 6.5% at the start of the period to a 40-year low of 2.5%. Performance was strong throughout the year, as rates fell steadily during the entire 12-month period. Short-term bonds benefited from the falling rates, and the Fund's highly-rated holdings also benefited from a "flight to quality" at the close of the period. After the terrorist attacks of September 11th, there was increased uncertainty in financial markets and high-quality bond assets received large inflows of capital during September, boosting prices and overall Fund performance.

The Fund benefited most from its mix of high-quality corporate issues, Aaa rated asset-backed securities, and agency debentures. Although the "flight to quality" late in the period led to strong relative performance for Treasuries, many of the Fund's highly-rated corporate issues also generated strong overall results. The Fund's asset-backed positions were very short and highly-rated, allowing them to outperform the asset-backed market as a whole, as other issues faced credit concerns in the slowing economy. Agency bonds were some of the best performing fixed-income market issues during the period, benefiting from a yield advantage relative to Treasuries, as well as price appreciation that was in line Treasury bonds with similar maturities.

The securities in the Fund have a short average maturity of approximately 3.3 years, which reduces interest rate risk compared to longer-term holdings. In addition, the duration, or measurement of the Fund's sensitivity to interest rate changes, closed the period at 2.0 years. This short duration should limit the downside risk should interest rates increase. The Fund is also concentrated in very highly-rated securities. With an average bond rating of Aa3, the Fund continues to represent a high-quality investment option for the risk-averse fixed-income investor.(3)

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We extended duration during the period, taking advantage of falling rates by focusing our purchases in the longer end of the Fund's maturity range. The Fund also benefited from its maturity structure, with longer-term holdings balanced with short-term positions. This strategy provided strong results as both these segments outperformed the intermediate-term, or the middle of the Fund's maturity range. Overall, the high-quality bias and maturity structure provided very strong relative and absolute performance for much of the second half of the period.

In response to falling interest rates, mortgage-backed securities were faced with rising prepayments, and we therefore lowered our concentration in the sector. When mortgage rates fall, people are more likely to refinance their homes at lower rates, causing prepayments and forcing investment at lower yields. Despite this factor, mortgage-backed securities still provided strong absolute performance during the year. We also reduced our asset-backed holdings, taking advantage of strong relative performance in credit card issues to lock in gains. We focused purchases in the corporate and agency sectors of the market, increasing the concentrations to 62% and 8%, respectively. With regard to corporates, we favored financial services, especially banks, which held up relatively well after September 11th and could benefit going forward as lower interest rates provide the potential for better profit margins. Corporate positions would also benefit from any improvement of economic conditions. We were able to find some attractively priced bonds following the "flight to quality" at the end of the period. We added positions in Boeing and Southwest Airlines (bonds backed by airline assets), which are well run companies that may have been oversold in response to the events of September 11th.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The economic picture continues to be gloomy, and the Federal Reserve may be forced to lower interest rates further in an effort to spur growth in the short term. However, there is not much room for rates to decrease much further, and the effects of the nine successive rate cuts will eventually be felt within the economy. If the potential for economic improvement surfaces, we should see interest rates increase from their very low levels. Currently, inflation remains very subdued, but at the hint of any increase in either economic activity or general price pressures, short-term rates could begin to escalate. Therefore, we are not extending the duration of the Fund and will position its holdings to manage interest rate risk as well as to provide a strong yield relative to Treasuries. The Fund should continue to provide investors with a lower risk fixed-income alternative given the potential for interest rates to move back up sometime in 2002.

(3) Ratings are for portfolio holdings and are provided by Moody's Investors Service (Moody's). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest. Allocation percentages are based on total investment value of the portfolio as of 10/31/01.

--------------------------------------------------------------------------------

Portfolio Composition as of October 31, 2001(3)

              Aaa                            33%
              Ba                              1%
              Not Rated                      10%
              Aa                             12%
              Baa                            22%
              A                              22%

U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
Value of a $10,000 Investment (class A shares)(2)
--------------------------------------------------------------------------------

                                       Fund
                                     (Class A
                       Fund          shares;
                     (Class A        adjusted         Lehman
                    shares; not         for          Brothers
                   adjusted for     maximum 4.5%     Government
                  sales charge)     sales charge)   Bond Index(1)   Inflation(1)

Oct 91              $10,000           $ 9,550         $10,000          $10,000
                     10,090             9,636          10,100           10,029
Dec 91               10,342             9,877          10,444           10,036
                     10,163             9,706          10,281           10,051
                     10,254             9,793          10,322           10,087
                     10,200             9,741          10,262           10,138
                     10,280             9,818          10,326           10,153
                     10,461             9,990          10,517           10,167
Jun                  10,593            10,117          10,668           10,204
                     10,736            10,253          10,937           10,226
                     10,838            10,350          11,038           10,255
                     10,941            10,449          11,194           10,284
                     10,810            10,324          11,033           10,320
                     10,799            10,313          11,014           10,335
Dec 92               10,975            10,481          11,199           10,328
                     11,172            10,670          11,438           10,378
                     11,308            10,799          11,666           10,415
                     11,351            10,840          11,705           10,451
                     11,423            10,909          11,795           10,480
                     11,452            10,937          11,782           10,495
Jun                  11,641            11,117          12,044           10,509
                     11,700            11,174          12,117           10,509
                     11,866            11,332          12,387           10,539
                     11,872            11,338          12,434           10,560
                     11,921            11,385          12,482           10,604
                     11,794            11,264          12,344           10,611
Dec 93               11,866            11,332          12,392           10,611
                     12,012            11,471          12,562           10,640
                     11,770            11,240          12,296           10,677
                     11,429            10,915          12,019           10,713
                     11,297            10,788          11,924           10,728
                     11,310            10,801          11,909           10,735
Jun                  11,244            10,738          11,881           10,771
                     11,473            10,956          12,100           10,801
                     11,475            10,958          12,102           10,844
                     11,248            10,742          11,932           10,873
                     11,193            10,690          11,923           10,881
                     11,174            10,671          11,902           10,895
Dec 94               11,283            10,775          11,975           10,895
                     11,544            11,024          12,197           10,939
                     11,841            11,309          12,460           10,983
                     11,928            11,391          12,538           11,019
                     12,097            11,553          12,702           11,055
                     12,626            12,058          13,214           11,077
Jun                  12,701            12,129          13,316           11,099
                     12,630            12,062          13,267           11,099
                     12,791            12,215          13,422           11,128
                     12,915            12,333          13,551           11,150
                     13,101            12,511          13,757           11,186
                     13,288            12,690          13,971           11,179
Dec 95               13,477            12,871          14,170           11,172
                     13,554            12,944          14,256           11,237
                     13,244            12,648          13,965           11,274
                     13,109            12,519          13,849           11,332
                     13,023            12,437          13,761           11,376
                     12,987            12,403          13,737           11,397
Jun                  13,154            12,562          13,915           11,405
                     13,182            12,589          13,949           11,427
                     13,133            12,542          13,919           11,448
                     13,370            12,768          14,150           11,485
                     13,699            13,082          14,461           11,521
                     14,003            13,373          14,713           11,543
Dec 96               13,812            13,190          14,563           11,543
                     13,841            13,218          14,579           11,579
                     13,856            13,232          14,599           11,616
                     13,659            13,045          14,444           11,645
                     13,903            13,278          14,652           11,659
                     14,029            13,398          14,778           11,652
Jun                  14,208            13,568          14,944           11,667
                     14,645            13,986          15,368           11,681
                     14,470            13,819          15,216           11,703
                     14,705            14,043          15,444           11,732
                     14,955            14,282          15,711           11,761
                     15,012            14,337          15,792           11,754
Dec 97               15,182            14,499          15,957           11,739
                     15,350            14,660          16,197           11,761
                     15,335            14,645          16,153           11,783
                     15,370            14,679          16,198           11,805
                     15,463            14,767          16,271           11,827
                     15,599            14,897          16,439           11,849
Jun                  15,734            15,026          16,626           11,863
                     15,785            15,074          16,651           11,878
                     15,979            15,260          17,084           11,892
                     16,188            15,460          17,545           11,907
                     16,149            15,423          17,486           11,936
                     16,245            15,514          17,491           11,936
Dec 98               16,277            15,545          17,529           11,929
                     16,370            15,633          17,631           11,958
                     16,239            15,508          17,211           11,972
                     16,331            15,597          17,279           12,009
                     16,377            15,640          17,318           12,096
                     16,272            15,540          17,166           12,096
Jun                  16,165            15,438          17,132           12,096
                     16,087            15,363          17,106           12,132
                     16,073            15,350          17,106           12,162
                     16,309            15,575          17,244           12,220
                     16,374            15,638          17,272           12,242
                     16,374            15,638          17,248           12,249
Dec 99               16,299            15,566          17,136           12,249
                     16,208            15,478          17,160           12,278
                     16,386            15,649          17,403           12,351
                     16,548            15,804          17,710           12,453
                     16,553            15,808          17,660           12,460
                     16,542            15,797          17,671           12,467
Jun                  16,869            16,110          17,985           12,540
                     16,972            16,208          18,160           12,562
                     17,189            16,416          18,428           12,576
                     17,358            16,577          18,480           12,642
                     17,462            16,676          18,657           12,664
                     17,699            16,903          19,025           12,671
Dec 00               17,972            17,163          19,404           12,664
                     18,229            17,409          19,600           12,744
                     18,351            17,525          19,823           12,795
                     18,439            17,609          19,892           12,824
                     18,424            17,595          19,689           12,875
                     18,494            17,662          19,754           12,933
Jun                  18,546            17,712          19,845           12,955
                     18,875            18,025          20,322           12,919
                     19,031            18,175          20,574           12,919
                     19,309            18,440          20,932           12,977
Oct 01               19,624            18,741          21,472           13,006

Average Annual Total Returns as of 10/31/01

CLASS A SHARES                                                1 Year    5 Year       10 Year

Fund (not adjusted for sales charge)                          12.39%     7.45%        6.97%
------------------------------------------------------------------------------------------------
Fund (adjusted for maximum 4.5% sales charge)                  7.30%     6.48%        6.48%
------------------------------------------------------------------------------------------------
Lehman Brothers Government Bond Index(1)                      15.08%     8.23%        7.94%
------------------------------------------------------------------------------------------------

CLASS B SHARES                                                1 Year    5 Year   Since Inception
                                                                                (March 30, 1994)

Fund (not adjusted for contingent deferred sales charge)      11.59%     6.59%        6.52%
------------------------------------------------------------------------------------------------
Fund (adjusted for maximum contingent deferred sales charge)   6.59%     6.44%        6.52%
------------------------------------------------------------------------------------------------
Lehman Brothers Government Bond Index(1)                      15.08%     8.23%        7.95%
------------------------------------------------------------------------------------------------

(1) The Lehman Brothers Government Bond Index is an unmanaged index of all U.S. government bonds. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. The Lehman Brothers Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Individuals cannot invest directly in an index. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of Class B shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B shareholders. Class B shares have a contingent deferred sales charge that declines over five years as follows: 5-4-3-2-1-0%.

Note: Neither the principal of Government bond funds nor their yields are guaranteed by the U.S. Government. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER: CRAIG SOSEY WM ADVISORS, INC.

A fixed-income team led by Senior Portfolio Manager Craig Sosey, who joined WM Advisors, Inc. in 1998 and has over 16 years banking and financial analysis experience, manages the U.S. Government Securities Fund. Mr. Sosey has a B.S. in Finance from the University of the Pacific and an M.B.A. from the University of California, Berkeley. He has extensive experience managing government and mortgage-backed securities.

PERFORMANCE REVIEW

The WM U.S. GOVERNMENT SECURITIES FUND (Class A shares) returned 12.39% (not adjusted for sales charge) for the 12-month period ended October 31, 2001. Interest rates decreased substantially throughout the period, which boosted the performance of the Fund since bond prices move in the opposite direction of yields. Long-term results have also been favorable, as Class A shares have posted an average annual return of 6.97% (not adjusted for sales charge) for the past 10 years. As of the close of the period, the Fund's 30-day SEC yield was 4.89% for Class A shares and 4.42% for Class B shares.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Progressively weaker economic data, followed by uncertainty caused by the terrorist attacks of September 11th, led the Federal Reserve (the "Fed") to reduce the federal funds rate from 6.5% to 2.5% (400 basis points) in a series of nine successive rate cuts beginning in January 2001. Interest rates fell across the board; the yield of the 2-year Treasury fell by 350 basis points, the 5-year Treasury by 230 basis points, and the 10-year Treasury bond by 150 basis points. This helped drive up the price of bonds significantly during the year, particularly high-quality government and mortgage-backed securities. The prospects for heightened government spending resulting from the war on terrorism helped push long-term rates down significantly, as both the real and psychological impacts helped to weaken the outlook for the U.S economy.

Normally, in such an interest rate environment, mortgage-backed bonds underperform relative to Treasuries, because prepayments from refinancing activities are reinvested at already lower yields. However, this did not occur during much of the period. With the exception of October, mortgage-backed bonds performed very well, contributing significantly to strong overall performance for the Fund. With the announcement of the discontinuation of the long-term 30-year Treasury bond in October, mortgage rates reached their lowest point in years, and expectations were for skyrocketing mortgage prepayments as people rushed to refinance their homes. The long-term effects of the 30-year bond being discontinued should not be too pronounced, but it does affect how bonds are priced and traded.

With regard to mortgage bonds, GNMAs began the period with strong performance in response to the expectations for a fiscal surplus and the proposed buyback of Treasuries by the U.S. Government. This trend reversed later in the period, as the prospects for a large fiscal surplus dwindled in response to significant economic weakness and the response to the terrorist attacks. However, because GNMAs are backed by the full faith and credit of the U.S. Government, they represent a viable alternative to investing in Treasuries. The threat of restrictive legislation on FNMAs and FHLMCs has died down, and these bonds experienced strong relative performance when GNMAs cycled downward.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The Fund benefited from its large position in agency bonds, which performed very well during the period. These bonds performed well during October, reacting favorably to the dramatic drop in rates as they tend to be a little more sensitive to interest rate changes. We also looked to buy mortgages with higher coupons. These bonds have prepayments already built in, which helps in an environment with very high housing turnover. During the period, we reduced the Fund's concentration in GNMA bonds and added to agencies and FNMA issues.

At the close of the period, the securities in the Fund had an average maturity of approximately 3.6 years and a duration (a measure of the Fund's sensitivity to changes in interest rates) of 2.8 years, which represented a significant decrease compared to last year. The average rating of the Fund's bond holdings is AAA equivalent, so the Fund continues to represent a high-quality option for the fixed-income investor.(3)

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We have positioned the Fund with an overweighting in mortgage-backed securities. This strategy should pay off should interest rates stabilize or increase. Mortgage bonds generally outperform the remainder of the fixed-income market when refinancing is not as attractive and the risk of prepayment decreases.

The Fund benefited from its yield advantage as well as the strong performance of high-quality issues in this time of uncertainty and turmoil. We expect that there will continue to be a premium placed on highly-rated issues, but given expectations for a more normal housing market, we will pay careful attention to interest rate risk if economic conditions begin to improve. We do expect rates to increase as the economy comes off of its lows in 2001, but we have positioned the Fund to take advantage of a flatter yield curve, where the difference between long-term yields and short-term yields narrows. This scenario again favors mortgage-backed securities. We do see the potential for economic improvement on the horizon, as the effects of lower interest rates begin to take hold and prospects for a stronger feeling of political and global security surface.

(3) Ratings are for portfolio holdings and are provided by Moody's Investors Service (Moody's). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest. Allocation percentages are based on total investment value of the portfolio as of 10/31/01. Differences from financial statements are a result of a consolidation of industries or sectors.

--------------------------------------------------------------------------------

Portfolio Composition as of October 31, 2001(3)

              FNMA                           28%
              Cash Equivalents                3%
              U.S. Treasuries                 4%
              Agency Obligations             10%
              CMOs                           13%
              FHLMC                          20%
              GNMA                           22%

INCOME FUND

--------------------------------------------------------------------------------
Value of a $10,000 Investment (class A shares)(2)
--------------------------------------------------------------------------------

                                       Fund
                                     (Class A
                       Fund          shares;
                     (Class A        adjusted         Lehman
                    shares; not         for           Brothers
                   adjusted for     maximum 4.5%     Aggregate
                  sales charge)     sales charge)   Bond Index(1)   Inflation(1)

Oct 91                $10,000           $ 9,550         $10,000        $10,000
                       10,084             9,630          10,092         10,029
Dec 91                 10,389             9,922          10,392         10,036
                       10,256             9,795          10,250         10,051
                       10,306             9,842          10,317         10,087
                       10,275             9,813          10,259         10,138
                       10,348             9,882          10,333         10,153
                       10,519            10,046          10,528         10,167
Jun                    10,702            10,220          10,674         10,204
                       10,921            10,430          10,891         10,226
                       11,058            10,560          11,001         10,255
                       11,182            10,679          11,132         10,284
                       11,003            10,508          10,984         10,320
                       10,980            10,486          10,987         10,335
Dec 92                 11,156            10,654          11,161         10,328
                       11,382            10,870          11,375         10,378
                       11,605            11,083          11,575         10,415
                       11,671            11,145          11,623         10,451
                       11,760            11,231          11,705         10,480
                       11,788            11,258          11,720         10,495
Jun                    11,968            11,430          11,932         10,509
                       12,060            11,517          12,000         10,509
                       12,320            11,765          12,210         10,539
                       12,411            11,852          12,243         10,560
                       12,477            11,916          12,288         10,604
                       12,294            11,740          12,184         10,611
Dec 93                 12,363            11,807          12,250         10,611
                       12,573            12,008          12,415         10,640
                       12,261            11,709          12,199         10,677
                       11,875            11,341          11,898         10,713
                       11,764            11,235          11,802         10,728
                       11,722            11,194          11,801         10,735
Jun                    11,706            11,179          11,775         10,771
                       11,926            11,389          12,010         10,801
                       11,941            11,403          12,024         10,844
                       11,733            11,205          11,847         10,873
                       11,692            11,165          11,837         10,881
                       11,677            11,152          11,810         10,895
Dec 94                 11,767            11,237          11,892         10,895
                       11,980            11,441          12,127         10,939
                       12,274            11,722          12,416         10,983
                       12,376            11,819          12,492         11,019
                       12,590            12,024          12,667         11,055
                       13,259            12,662          13,157         11,077
Jun                    13,371            12,769          13,253         11,099
                       13,280            12,682          13,224         11,099
                       13,471            12,865          13,384         11,128
                       13,646            13,032          13,514         11,150
                       13,824            13,202          13,689         11,186
                       14,049            13,417          13,895         11,179
Dec 95                 14,305            13,662          14,089         11,172
                       14,409            13,761          14,182         11,237
                       14,025            13,394          13,935         11,274
                       13,903            13,278          13,838         11,332
                       13,808            13,187          13,760         11,376
                       13,792            13,171          13,733         11,397
Jun                    13,960            13,332          13,917         11,405
                       13,989            13,359          13,954         11,427
                       13,988            13,358          13,931         11,448
                       14,256            13,615          14,173         11,485
                       14,639            13,980          14,488         11,521
                       14,976            14,302          14,735         11,543
Dec 96                 14,801            14,135          14,598         11,543
                       14,848            14,180          14,644         11,579
                       14,874            14,204          14,680         11,616
                       14,679            14,019          14,517         11,645
                       14,891            14,221          14,735         11,659
                       15,094            14,415          14,875         11,652
Jun                    15,357            14,666          15,052         11,667
                       15,925            15,208          15,459         11,681
                       15,709            15,002          15,327         11,703
                       15,978            15,259          15,554         11,732
                       16,234            15,504          15,779         11,761
                       16,302            15,569          15,852         11,754
Dec 97                 16,356            15,620          16,012         11,739
                       16,512            15,768          16,217         11,761
                       16,576            15,830          16,204         11,783
                       16,704            15,952          16,259         11,805
                       16,759            16,005          16,344         11,827
                       16,958            16,195          16,499         11,849
Jun                    17,087            16,318          16,639         11,863
                       17,061            16,294          16,674         11,878
                       17,128            16,357          16,946         11,892
                       17,438            16,653          17,343         11,907
                       17,208            16,433          17,251         11,936
                       17,500            16,713          17,349         11,936
Dec 98                 17,525            16,736          17,401         11,929
                       17,698            16,902          17,525         11,958
                       17,288            16,510          17,218         11,972
                       17,383            16,600          17,313         12,009
                       17,590            16,798          17,368         12,096
                       17,444            16,659          17,215         12,096
Jun                    17,334            16,554          17,160         12,096
                       17,325            16,545          17,088         12,132
                       17,320            16,540          17,079         12,162
                       17,484            16,698          17,278         12,220
                       17,551            16,761          17,342         12,242
                       17,556            16,766          17,340         12,249
Dec 99                 17,544            16,754          17,257         12,249
                       17,568            16,778          17,200         12,278
                       17,744            16,946          17,408         12,351
                       17,966            17,157          17,638         12,453
                       17,865            17,061          17,586         12,460
                       17,728            16,930          17,578         12,467
Jun                    18,157            17,340          17,943         12,540
                       18,327            17,503          18,106         12,562
                       18,703            17,861          18,369         12,576
                       18,686            17,845          18,485         12,642
                       18,632            17,794          18,607         12,664
                       18,785            17,939          18,912         12,671
Dec 00                 19,132            18,271          19,264         12,664
                       19,672            18,787          19,578         12,744
                       19,715            18,828          19,748         12,795
                       19,684            18,798          19,847         12,824
                       19,625            18,741          19,763         12,875
                       19,695            18,809          19,882         12,933
Jun                    19,764            18,875          19,957         12,955
                       20,296            19,382          20,405         12,919
                       20,541            19,617          20,639         12,919
                       20,453            19,533          20,879         12,977
Oct 01                 20,907            19,966          21,315         13,006

Average Annual Total Returns as of 10/31/01

CLASS A SHARES                                                1 Year    5 Year       10 Year

Fund (not adjusted for sales charge)                          12.21%     7.39%        7.65%
------------------------------------------------------------------------------------------------
Fund (adjusted for maximum 4.5% sales charge)                  7.15%     6.40%        7.16%
------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(1)                       14.56%     8.03%        7.86%
------------------------------------------------------------------------------------------------

CLASS B SHARES                                                1 Year    5 Year   Since Inception
                                                                                (March 30, 1994)

Fund (not adjusted for contingent deferred sales charge)      11.52%     6.60%        6.89%
------------------------------------------------------------------------------------------------
Fund (adjusted for maximum contingent deferred sales charge)   6.52%     6.44%        6.89%
------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(1)                       14.56%     8.03%        7.99%
------------------------------------------------------------------------------------------------

(1) The Lehman Brothers Aggregate Bond Index is unmanaged and represents all investment grade, government, corporate, mortgage, and asset-backed securities. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. The Lehman Brothers Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Individuals cannot invest directly in an index. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Advisor and Distributor not waived a portion of their fees and the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of Class B shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B shareholders. Class B shares have a contingent deferred sales charge that declines over five years as follows: 5-4-3-2-1-0%.

Note: There may be additional credit and default risks associated with lower rated securities. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER: GARY POKRZYWINSKI WM ADVISORS, INC.

The Income Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 16 years of asset management experience and has been with WM Advisors, Inc. for more than nine years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

PERFORMANCE REVIEW

The WM INCOME FUND (Class A shares) returned 12.21% (not adjusted for sales charge) for the 12-month period ended October 31, 2001. Interest rates fell throughout the period, boosting the performance of the Fund. Long-term results have also been favorable, as the Fund has averaged 7.65% per year (not adjusted for sales charge) for the past 10 years. The yield of the Fund remains very attractive, providing a strong income stream. As of the close of the period, the Fund's 30-day SEC Yield was 6.37% for Class A shares and 5.95% for Class B shares.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Weak economic conditions, rising unemployment, and falling consumer confidence led the Federal Reserve (the "Fed") to aggressively reduce short-term interest rates throughout the 12-month period ended October 31, 2001. The Fed enacted monetary policy that lowered the federal funds rate by 400 basis points (4.0%) to its lowest level in 40 years. With businesses suffering from falling profits and significantly less demand, many companies were forced to lay off a large number of workers and cut spending in an effort to reduce costs. As interest rates fell, the prices of the bonds held by the Fund increased significantly, contributing to very strong results for the period. Additionally, as yields fell across all maturity levels, bond prices were pushed upward across the board.

During the period, and particularly after September 11th, there was a "flight to quality" and Treasuries outperformed corporate bonds due to the uncertain economic conditions. Investors bid up the prices of Treasury bonds faster than the prices of corporate bonds, and the difference in yield between the two segments of the market widened. However, performance was very strong across all bond sectors, and corporate bonds could now be in a position to outperform in the coming months. Although Treasuries performed very well during the period, we limited our exposure to them, instead favoring corporate bond positions. We also benefited from solid performance in mortgage-backed positions, which performed well despite intensified refinancing activity caused by falling mortgage rates.

The high-yield segment of the Fund detracted from overall results during the year. The high-yield sector is more economically sensitive than other areas of the fixed-income market, and thus was impacted more by the extremely weak economic conditions. Conversely, this area could also be poised for strong performance if economic conditions improve. The Fund was adversely affected by heightened weakness in the telecommunications arena as bond holdings in both Winstar and Exodus were hurt by a profound drop in capital spending. At the close of the period, more than 80% of the Fund was in investment-grade bonds, with select positions in high-yield bonds expected to provide the potential for some relative strength moving forward.(3)

Our overweighted position in the health care sector performed very well during the period. Positions such as Healthcare Properties and Nationwide Health provided very strong results, as the health care sector led the market. Although technology companies were generally weak, our holdings did not perform as poorly as the overall sector.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

After the Fed started lowering interest rates in January, we positioned the Fund more aggressively in terms of credit quality by adding to corporate positions. Currently, the Fund has nearly 80% of assets in corporate bond holdings, its largest concentration in quite some time. We sold some of our agency and Treasury bonds to take advantage of what turned out to be a prolonged and aggressive easing process by the Fed. Although we took a slow and methodical approach throughout the period, we expect this strategy to benefit the Fund as the economy recovers. We also maintained a slightly long maturity structure during the period, which helped performance due to falling interest rates. Longer-term bond prices generally respond more favorably to falling interest rates than short-term positions. However, we did maintain a position in shorter-term holdings that could provide some stability should interest rates increase. As of October 31, 2001, the average maturity of the bonds in the Fund was 9.6 years and the duration (a measure of the Fund's sensitivity to changes in interest rates) was 5.8 years.

Toward the end of the period, we took advantage of some price weakness and added to holdings in the gaming sector. Overall, we maintained relatively consistent sector weightings throughout the period, taking advantage of strong bond performance across the board. Our position in UAL, the parent of United Airlines, was initially hurt by the aftermath of the terrorist attacks. However, because it is collateralized by fleets of planes, we held onto the position and feel that it is still attractive on a long-term basis.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

If economic and interest rate conditions stabilize, we expect to see good relative performance from both corporate and mortgage bond positions. These types of investments can provide yield advantages as well as relative price strength in a stabilizing economy. Given aggressive monetary and fiscal stimulus, we expect economic conditions to improve in 2002 and have positioned the Fund accordingly. The low cost of capital should help the economic rebound going forward. A clearer worldwide political situation will, of course, help this process. Although economic strength could cause interest rates to increase somewhat, we feel that the complete lack of global inflationary pressures will limit interest rate risk - a good sign for fixed-income investments. Considering the increased volatility in the equity markets, the Income Fund has pro-vided a strong investment opportunity and has rewarded its shareholders with good results and limited relative risk.

(3) There may be additional credit and default risks associated with lower-rated securities. Allocation percentages are based on total investment value of the portfolio as of 10/31/01. Differences from financial statements are a result of consolidation of industries or sectors.

--------------------------------------------------------------------------------

Portfolio Composition as of October 31, 2001(3)

              CMOs                            1%
              Foreign Bonds                   1%
              Treasuries                      2%
              Cash Equivalents                3%
              Mortgage-Backed                18%
              Corporate Bonds                75%

HIGH YIELD FUND

--------------------------------------------------------------------------------
Value of a $10,000 Investment (class A shares)(2)
--------------------------------------------------------------------------------

                                         Fund
                                       (Class A
                         Fund          shares;
                       (Class A        adjusted         Lehman
                      shares; not         for          Brothers
                     adjusted for     maximum 4.5%     High Yield
                    sales charge)     sales charge)      Index(1)  Inflation(1)
Inception 4/8/98      $10,000          $  9,550
                        9,997             9,547          $10,000     $10,000
                        9,965             9,517           10,035      10,018
Jun                     9,918             9,471           10,071      10,031
                        9,892             9,447           10,129      10,043
                        9,345             8,925            9,569      10,055
Sep                     9,336             8,916            9,612      10,068
                        9,310             8,891            9,415      10,092
                        9,686             9,250            9,806      10,092
Dec 98                  9,670             9,235            9,817      10,086
                        9,834             9,391            9,962      10,111
                        9,722             9,284            9,903      10,123
Mar                     9,899             9,453            9,998      10,154
                       10,259             9,798           10,192      10,228
                       10,269             9,807           10,054      10,228
Jun                    10,366             9,900           10,033      10,228
                       10,499            10,026           10,073      10,258
                       10,397             9,929            9,961      10,283
Sep                    10,456             9,986            9,889      10,332
                       10,451             9,981            9,824      10,351
                       10,628            10,149            9,940      10,357
Dec 99                 10,832            10,344           10,051      10,357
                       10,897            10,406           10,008      10,382
                       10,981            10,487           10,027      10,443
Mar                    11,051            10,554            9,817      10,529
                       11,144            10,642            9,832      10,535
                       10,949            10,456            9,731      10,542
Jun                    11,052            10,554            9,930      10,603
                       11,237            10,732           10,005      10,622
                       11,353            10,842           10,073      10,634
Sep                    11,276            10,768            9,985      10,689
                       11,004            10,509            9,666      10,708
                       10,570            10,094            9,283      10,714
Dec 00                 10,666            10,186            9,462      10,708
                       11,419            10,905           10,171      10,775
                       11,249            10,742           10,306      10,818
Mar                    10,827            10,340           10,063      10,843
                       10,823            10,336            9,938      10,886
                       10,773            10,288           10,117      10,935
Jun                    10,683            10,202            9,834      10,954
                       10,764            10,280            9,978      10,923
                       10,896            10,405           10,096      10,923
Sep                    10,564            10,089            9,418      10,972
Oct 01                 10,786            10,301            9,650      10,997

Average Annual Total Returns as of 10/31/01

CLASS A SHARES                                                          1 Year   Since Inception
                                                                                 (April 8, 1998)

Fund (not adjusted for sales charge)                                   -1.97%        2.14%
------------------------------------------------------------------------------------------------
Fund (adjusted for maximum 4.5% sales charge)                          -6.38%        0.84%
------------------------------------------------------------------------------------------------
Lehman Brothers High Yield Index(1)                                    -0.16%       -1.01%
------------------------------------------------------------------------------------------------

CLASS B SHARES                                                          1 Year   Since Inception
                                                                                  (May 5, 1998)

Fund (not adjusted for contingent deferred sales charge)               -2.72%        1.60%
------------------------------------------------------------------------------------------------
Fund (adjusted for maximum contingent deferred sales charge)           -7.09%        1.18%
------------------------------------------------------------------------------------------------
Lehman Brothers High Yield Index(1)                                    -0.16%       -1.04%
------------------------------------------------------------------------------------------------

(1) Index total returns were calculated from 4/30/98 to 10/31/01. The Lehman Brothers High Yield Index includes below investment-grade, corporate debt securities, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. Individuals cannot invest directly in an index. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of Class B shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B shareholders. Class B shares have a contingent deferred sales charge that declines over five years as follows: 5-4-3-2-1-0%.

Note: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. There may be additional credit and default risks associated with lower rated securities. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER: GARY POKRZYWINSKI WM ADVISORS, INC.

The High Yield Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 16 years of asset management experience and has been with WM Advisors, Inc. for more than nine years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

PERFORMANCE REVIEW

The WM HIGH YIELD FUND (Class A shares) returned -1.97% (not adjusted for sales charge) for the 12-month period ended October 31, 2001. While interest rates did fall throughout the period, high-yield corporate bonds underperformed other areas of the fixed-income market. In a very low interest rate environment, the yield of the Fund remains very attractive. At the end of the period, the Fund's 30-day SEC Yield was 9.28% for Class A shares and 8.93% for Class B shares.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The entire high-yield market suffered through weak performance during the period. This segment of the fixed-income market is less sensitive to changes in interest rates and more sensitive to changing economic conditions. As the economy weakened throughout the period, corporations were forced to cut spending and lay off workers as a result of declining profitability. This negatively affected the performance of corporate bonds that are below investment-grade. As profits plunged and companies faltered, the high-yield sector was also faced with rising default rates. The Fund was generally in line with the market default rate, with the majority of the impact coming from Winstar and Exodus Communications. Both of these communica-tions companies were hurt by the dropoff in capital spending during the period and were forced to file for bankruptcy. There were a couple of other defaults involving Komag, a technology firm, and Aladdin Gaming, but both represented smaller holdings and did not have a large impact on the Fund.

Because of uncertainty in global markets and econo-mies, there was a "flight to quality" in the fixed-income market, and higher-rated issues performed better as a result. Because interest rates fell so quickly, however, lower-rated issues may have the potential to rebound if the economic picture clears. Yields on higher-rated bonds fell faster than corporate yields, and this imbalance could change as we move into 2002.

Because of the secular positive bias towards health care, the sector was overweighted which led to the Fund performing very well. The Fund led the market and even held up after September 11th. September proved to be a very tough month for the remainder of the high-yield market. In fact, it was the worst single month in the history of the Lehman Brothers High Yield Bond Index (since July
1983), and the third quarter was the weakest quarter since the last recession. The Fund outperformed the index during the downturn because of its heavy overweighting in health care bonds. For the entire period, on a relative basis, the Fund also gained decent performance from its technology holdings, but was hampered by its telecommunications issues. Network Associates, Adaptec, Inc, Arbor Software and Charter Communications performed well during the period.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We did not change the relative mix of our holdings very significantly during the period. We maintained a heavy concentration in health care bonds, and our holdings performed very well. Two health care Real Estate Investment Trusts (REITs), Nationwide Health Properties and Healthcare Properties, were among the strongest performers for the Fund. The Fund's holdings in Nationwide Health increased 40% year-to-date through October 31, 2001. We added to gaming bonds late in the period, as we saw some attractive valuations in the sector. We purchased Mandalay Bay and Park Place after prices dropped significantly following September 11th. The Fund also invests in convertible bonds (35% of assets at the end of the period), which tend to be found in both the health care and technology sectors. During the period, we looked for firms with limited amounts of debt and enough cash to withstand the downturn in capital spending. Convertibles provide the potential for price appreciation as well as significant yield advantages.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We expect the Federal Reserve's aggressive monetary policy to take hold and provide a foundation for an economic rebound. We will take advantage of this by investing in lower-rated securities that stand to benefit from such a recovery. We have already accomplished some of this, but are paying careful attention not to extend the default risk of the Fund. We feel that there is some room to become more aggressive, but we are actively scouring the market for the right companies. Currently, we are staying away from many consumer cyclical and retail companies, given the longer- term outlook of excess supply and limited pricing power for these industries. Although very low inflation is very positive for financial assets, consumer companies may not have the ability to increase prices in such an environment without losing significant market share, which negatively affects their margins and bond prices. Technology firms stand to benefit from an economic recovery and an increase in capital investment, but are still faced with capacity issues in select industries. Overall, we feel that risks in the high-yield market still exist, but current conditions compensate for this risk and provide potential for positive performance due to strong yields and accommodative interest rate policy by the Federal Reserve.

(3) Allocation percentages are based on total investment value of the portfolio as of 10/31/01. Differences from financial statements are a result of a consolidation of industries or sectors.

--------------------------------------------------------------------------------

Portfolio Composition as of October 31, 2001(3)

              Cash Equivalents                3%
              U.S. Treasuries                 5%
              Foreign Bonds                   7%
              Equities                        9%
              Corporate Bonds                76%
              Health Care                    22%
              Consumer Cyclicals             23%
              Technology                     42%

TAX-EXEMPT BOND FUND

--------------------------------------------------------------------------------
Value of a $10,000 Investment (class A shares)(2)
--------------------------------------------------------------------------------

                                       Fund
                                     (Class A
                       Fund          shares;
                     (Class A        adjusted         Lehman
                    shares; not         for          Brothers
                   adjusted for     maximum 4.5%     Municipal
                  sales charge)     sales charge)   Bond Index(1)   Inflation(1)

Oct 91              $10,000           $ 9,550         $10,000          $10,000
                      9,995             9,546          10,028           10,029
Dec 91               10,236             9,775          10,244           10,036
                     10,244             9,783          10,267           10,051
                     10,221             9,761          10,270           10,087
                     10,229             9,768          10,274           10,138
                     10,319             9,854          10,366           10,153
                     10,438             9,969          10,488           10,167
Jun                  10,627            10,149          10,664           10,204
                     11,046            10,549          10,984           10,226
                     10,868            10,379          10,877           10,255
                     10,874            10,385          10,947           10,284
                     10,723            10,240          10,840           10,320
                     10,988            10,493          11,034           10,335
Dec 92               11,157            10,655          11,147           10,328
                     11,282            10,774          11,276           10,378
                     11,697            11,171          11,684           10,415
                     11,602            11,080          11,560           10,451
                     11,710            11,183          11,677           10,480
                     11,745            11,217          11,742           10,495
Jun                  12,005            11,465          11,938           10,509
                     11,965            11,427          11,954           10,509
                     12,273            11,721          12,203           10,539
                     12,444            11,884          12,342           10,560
                     12,478            11,917          12,365           10,604
                     12,281            11,729          12,256           10,611
Dec 93               12,556            11,991          12,515           10,611
                     12,701            12,129          12,658           10,640
                     12,324            11,769          12,330           10,677
                     11,762            11,232          11,828           10,713
                     11,812            11,281          11,929           10,728
                     11,928            11,392          12,032           10,735
Jun                  11,836            11,303          11,959           10,771
                     12,065            11,522          12,178           10,801
                     12,086            11,542          12,220           10,844
                     11,864            11,330          12,041           10,873
                     11,642            11,118          11,826           10,881
                     11,401            10,888          11,612           10,895
Dec 94               11,736            11,208          11,868           10,895
                     12,104            11,559          12,207           10,939
                     12,502            11,939          12,562           10,983
                     12,591            12,024          12,707           11,019
                     12,594            12,027          12,722           11,055
                     13,034            12,447          13,128           11,077
Jun                  12,901            12,321          13,014           11,099
                     13,006            12,420          13,137           11,099
                     13,128            12,537          13,304           11,128
                     13,198            12,604          13,388           11,150
                     13,424            12,820          13,582           11,186
                     13,701            13,084          13,808           11,179
Dec 95               13,878            13,253          13,940           11,172
                     13,951            13,323          14,046           11,237
                     13,812            13,191          13,951           11,274
                     13,590            12,979          13,772           11,332
                     13,505            12,897          13,734           11,376
                     13,508            12,900          13,728           11,397
Jun                  13,632            13,019          13,878           11,405
                     13,758            13,139          14,004           11,427
                     13,761            13,142          14,001           11,448
                     13,925            13,298          14,197           11,485
                     14,055            13,423          14,357           11,521
                     14,293            13,650          14,619           11,543
Dec 96               14,228            13,588          14,557           11,543
                     14,233            13,593          14,585           11,579
                     14,361            13,714          14,719           11,616
                     14,164            13,527          14,523           11,645
                     14,260            13,618          14,645           11,659
                     14,469            13,818          14,865           11,652
Jun                  14,601            13,944          15,023           11,667
                     15,052            14,375          15,439           11,681
                     14,849            14,180          15,294           11,703
                     14,999            14,324          15,476           11,732
                     15,097            14,417          15,575           11,761
                     15,175            14,492          15,667           11,754
Dec 97               15,451            14,756          15,896           11,739
                     15,590            14,889          16,059           11,761
                     15,551            14,852          16,064           11,783
                     15,561            14,861          16,079           11,805
                     15,453            14,758          16,006           11,827
                     15,678            14,972          16,259           11,849
Jun                  15,745            15,036          16,323           11,863
                     15,756            15,047          16,363           11,878
                     16,022            15,301          16,615           11,892
                     16,189            15,460          16,823           11,907
                     16,158            15,431          16,823           11,936
                     16,186            15,457          16,882           11,936
Dec 98               16,236            15,505          16,924           11,929
                     16,426            15,687          17,126           11,958
                     16,350            15,614          17,050           11,972
                     16,340            15,605          17,074           12,009
                     16,389            15,652          17,117           12,096
                     16,257            15,525          17,018           12,096
Jun                  15,954            15,236          16,773           12,096
                     15,983            15,264          16,833           12,132
                     15,806            15,094          16,698           12,162
                     15,750            15,041          16,705           12,220
                     15,550            14,850          16,525           12,242
                     15,640            14,937          16,700           12,249
Dec 99               15,522            14,823          16,574           12,249
                     15,404            14,710          16,503           12,278
                     15,664            14,959          16,695           12,351
                     15,993            15,273          17,060           12,453
                     15,871            15,157          16,960           12,460
                     15,773            15,063          16,871           12,467
Jun                  16,189            15,461          17,318           12,540
                     16,414            15,676          17,559           12,562
                     16,684            15,933          17,830           12,576
                     16,535            15,791          17,737           12,642
                     16,719            15,966          17,930           12,664
                     16,854            16,096          18,066           12,671
Dec 00               17,302            16,524          18,513           12,664
                     17,439            16,654          18,696           12,744
                     17,504            16,716          18,756           12,795
                     17,642            16,848          18,925           12,824
                     17,372            16,590          18,720           12,875
                     17,579            16,788          18,922           12,933
Jun                  17,716            16,919          19,049           12,955
                     17,994            17,184          19,331           12,919
                     18,341            17,516          19,650           12,919
                     18,226            17,405          19,583           12,977
Oct 01               18,413            17,585          19,807           13,006

Average Annual Total Returns as of 10/31/01

CLASS A SHARES                                                1 Year    5 Year       10 Year

Fund (not adjusted for sales charge)                          10.16%     5.55%        6.30%
------------------------------------------------------------------------------------------------
Fund (adjusted for maximum 4.5% sales charge)                  5.15%     4.58%        5.81%
------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(1)                       10.46%     6.65%        7.07%
------------------------------------------------------------------------------------------------

CLASS B SHARES                                                1 Year    5 Year   Since Inception
                                                                                (March 30, 1994)

Fund (not adjusted for contingent deferred sales charge)       9.35%     4.73%        5.16%
------------------------------------------------------------------------------------------------
Fund (adjusted for maximum contingent deferred sales charge)   4.35%     4.57%        5.16%
------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(1)                       10.46%     6.65%        7.03%
------------------------------------------------------------------------------------------------

(1) The Lehman Brothers Municipal Bond Index is unmanaged and includes all investment-grade municipal bond issues. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. The Lehman Brothers Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Individuals cannot invest directly in an index. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of Class B shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B shareholders. Class B shares have a contingent deferred sales charge that declines over five years as follows: 5-4-3-2-1-0%.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER: THOMAS BYRON VAN KAMPEN INVESTMENT ADVISORY CORP.

The Fund is managed by Thomas Byron of Van Kampen Investment Advisory Corp. Mr. Byron has been with Van Kampen since 1981 and currently serves as Vice President. He received his B.S. in Finance from Marquette University and his M.B.A. from DePaul University. Van Kampen has had management responsibilities for the Fund since January 1999. Please note that effective October 30, 2001, Van Kampen assigned the Fund's sub-advisory duties to its affiliate, Van Kampen Investment Advisory Corp., with the same portfolio management and will enter into a similar agreement with WM Advisors.

PERFORMANCE REVIEW

The WM TAX-EXEMPT BOND FUND (Class A shares) returned 10.16% (not adjusted for sales charge) for the 12-month period ended October 31, 2001. Long-term results have also been very favorable, as the Fund has averaged 6.30% per year for the past ten years (not adjusted for sales charge). As of October 31, 2001, the Fund's 30-day SEC Yield was 4.25% for Class A shares and 3.71% for Class B shares. On a tax-equivalent basis, the yield was 7.04% for Class A shares and 6.14% for Class B shares.(3)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The market environment of the past year has been dominated by the effects of a faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed dramatically in the second half of 2000, with GDP falling to an anemic 1% in the fourth quarter of 2000.

The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment. As would be expected, these circumstances hurt bonds with credits that are closely tied to the economic cycle--industrial bonds were hit especially hard.

The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was the first of nine rate cuts during the period ended October 31, 2001, for a total of 400 basis points or four percentage points.

Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds. The preference for stability produced large cash inflows for all types of bond funds and helped generate strong performance for municipal bond investments.

Together with the Fed's more accommodative monetary policy, these cash inflows drove interest rates lower. The interest rate cuts brought rates down on both short- and long-term bonds, but were especially effective at the shorter end, which is the most responsive to changes in monetary policy. This result of short-term interest rates falling faster than long-term rates caused short- and intermediate-term paper to rally strongly. The Fund benefited from a significant portion of assets in intermediate-term bonds, which allowed it to participate in the rally.

The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended October 31, 2001, overall issuance was up 36% from the year earlier. Slower economic conditions also caused investors to pay more attention to credit quality, which drove the issuance of insured paper up 56% over the same period.

The tragic events of September 11th made a bad economic situation even worse. Business activity came to a standstill nationwide, and the travel sector was hit especially hard. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs. For the third quarter of 2001, GDP fell by 0.4%, its largest decline since the recession of the early 1990s. Most analysts are predicting an even steeper drop in the fourth quarter.

Our strategy over the period was to keep the Fund relatively in line with its benchmark. We did this by monitoring the portfolio composition in terms of its coupon and maturity structures compared with those of the index. We also increased the credit quality of the portfolio and purchased intermediate-term bonds with premium coupons that were priced to call. These bonds offer an attractive income stream while behaving (in price terms) more like intermediate-duration securities. Both of these features help to reduce volatility of the portfolio.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We made some adjustments to sector concentrations, which positively affected the Fund's performance. We decreased our exposure in the health care sector by 4%, lowered industrial revenue by 3%, and reduced the concentration in retail electric by 3%. We increased both the public education and water and sewer sectors by 3%.

We made some changes to the credit quality of the portfolio, which also positively impacted Fund performance. By the end of the period, 94% of assets were A rated or higher compared with 88% 12 months ago. We increased AAA rated insured assets by 6% to 62% and lowered the holdings of the BBB sector to just 4% of total assets.(4), (5)

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Our outlook for the future is cautiously optimistic. Issuance will likely remain strong in the near future, as issuers take advantage of the low interest-rate environment. We also expect the Fed to continue to lower interest rates, which will have a positive impact on the bond market in general and on bonds with shorter-term maturities in particular.

Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of September's events. The ongoing volatility in the equity markets has increased the appeal of bonds in general as a viable investment for many investors. We expect that investors may continue to look to bonds as long as the equity markets continue to be challenging.

We positioned the Fund for strong relative performance by diversifying the credit and sector exposure in the portfolio. We will continue to look for value along the yield curve and improve credit quality when credits spreads dictate. The duration of the Fund (a measure of price sensitivity to interest rates) will remain in line with the benchmark. We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months.

(3) A portion of the Fund's income may be subject to some state and/or local tax. In addition, exempt-interest dividends from the Fund will generally increase a corporate shareholder's exposure to AMT liability. Tax equivalent SEC yield based on a 39.6% federal tax bracket.

(4) Ratings are for portfolio holdings and are provided by Standard & Poor's Corporation (S&P). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest. Allocation percentages are based on total investment value of the portfolio as of 10/31/01.

(5) Insurance applies only to the timely repayment of principal and interest of the underlying securities and does not protect the market value of the Fund.

--------------------------------------------------------------------------------

Portfolio Composition as of October 31, 2001(4)

              Not Rated                         2%
              BBB                               4%
              A                                 5%
              AA                               27%
              AAA                              62%

CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
Value of a $10,000 Investment (class A shares)(2)
--------------------------------------------------------------------------------

                                       Fund
                                     (Class A
                       Fund          shares;
                     (Class A        adjusted         Lehman
                    shares; not      for the         Brothers
                   adjusted for     maximum 4.5%     Municipal
                  sales charge)     sales charge)   Bond Index(1)   Inflation(1)

Oct 91              $10,000           $ 9,550         $10,000          $10,000
                     10,031             9,580          10,028           10,029
Dec 91               10,160             9,703          10,244           10,036
                     10,152             9,695          10,267           10,051
                     10,164             9,707          10,270           10,087
                     10,196             9,737          10,274           10,138
                     10,268             9,806          10,366           10,153
                     10,380             9,913          10,488           10,167
Jun                  10,584            10,107          10,664           10,204
                     10,971            10,477          10,984           10,226
                     10,800            10,314          10,877           10,255
                     10,832            10,345          10,947           10,284
                     10,609            10,132          10,840           10,320
                     10,933            10,441          11,034           10,335
Dec 92               11,091            10,592          11,147           10,328
                     11,241            10,735          11,276           10,378
                     11,716            11,188          11,684           10,415
                     11,621            11,098          11,560           10,451
                     11,749            11,220          11,677           10,480
                     11,824            11,292          11,742           10,495
Jun                  12,049            11,507          11,938           10,509
                     12,039            11,497          11,954           10,509
                     12,352            11,796          12,203           10,539
                     12,515            11,951          12,342           10,560
                     12,515            11,952          12,365           10,604
                     12,330            11,775          12,256           10,611
Dec 93               12,606            12,039          12,515           10,611
                     12,739            12,166          12,658           10,640
                     12,407            11,848          12,330           10,677
                     11,773            11,243          11,828           10,713
                     11,784            11,254          11,929           10,728
                     11,875            11,340          12,032           10,735
Jun                  11,785            11,255          11,959           10,771
                     11,977            11,438          12,178           10,801
                     12,023            11,482          12,220           10,844
                     11,864            11,330          12,041           10,873
                     11,622            11,099          11,826           10,881
                     11,333            10,823          11,612           10,895
Dec 94               11,520            11,002          11,868           10,895
                     11,907            11,371          12,207           10,939
                     12,272            11,719          12,562           10,983
                     12,414            11,855          12,707           11,019
                     12,438            11,879          12,722           11,055
                     12,832            12,255          13,128           11,077
Jun                  12,677            12,107          13,014           11,099
                     12,738            12,165          13,137           11,099
                     12,896            12,316          13,304           11,128
                     12,993            12,408          13,388           11,150
                     13,200            12,606          13,582           11,186
                     13,444            12,839          13,808           11,179
Dec 95               13,604            12,992          13,940           11,172
                     13,665            13,050          14,046           11,237
                     13,590            12,978          13,951           11,274
                     13,389            12,787          13,772           11,332
                     13,376            12,774          13,734           11,376
                     13,376            12,774          13,728           11,397
Jun                  13,489            12,882          13,878           11,405
                     13,628            13,015          14,004           11,427
                     13,679            13,063          14,001           11,448
                     13,858            13,234          14,197           11,485
                     14,012            13,381          14,357           11,521
                     14,244            13,603          14,619           11,543
Dec 96               14,205            13,565          14,557           11,543
                     14,230            13,590          14,585           11,579
                     14,347            13,701          14,719           11,616
                     14,200            13,561          14,523           11,645
                     14,306            13,662          14,645           11,659
                     14,492            13,839          14,865           11,652
Jun                  14,678            14,018          15,023           11,667
                     15,135            14,454          15,439           11,681
                     15,012            14,337          15,294           11,703
                     15,188            14,505          15,476           11,732
                     15,296            14,608          15,575           11,761
                     15,418            14,724          15,667           11,754
Dec 97               15,665            14,960          15,896           11,739
                     15,787            15,077          16,059           11,761
                     15,808            15,096          16,064           11,783
                     15,808            15,096          16,079           11,805
                     15,733            15,025          16,006           11,827
                     15,983            15,264          16,259           11,849
Jun                  16,035            15,313          16,323           11,863
                     16,046            15,324          16,363           11,878
                     16,285            15,552          16,615           11,892
                     16,521            15,778          16,823           11,907
                     16,486            15,744          16,823           11,936
                     16,564            15,818          16,882           11,936
Dec 98               16,615            15,868          16,924           11,929
                     16,805            16,048          17,126           11,958
                     16,739            15,986          17,050           11,972
                     16,768            16,013          17,074           12,009
                     16,778            16,023          17,117           12,096
                     16,657            15,907          17,018           12,096
Jun                  16,370            15,634          16,773           12,096
                     16,441            15,701          16,833           12,132
                     16,192            15,464          16,698           12,162
                     16,173            15,445          16,705           12,220
                     15,850            15,136          16,525           12,242
                     16,008            15,288          16,700           12,249
Dec 99               15,864            15,150          16,574           12,249
                     15,751            15,043          16,503           12,278
                     16,005            15,285          16,695           12,351
                     16,419            15,681          17,060           12,453
                     16,303            15,569          16,960           12,460
                     16,189            15,460          16,871           12,467
Jun                  16,653            15,904          17,318           12,540
                     16,931            16,170          17,559           12,562
                     17,306            16,527          17,830           12,576
                     17,186            16,413          17,737           12,642
                     17,324            16,544          17,930           12,664
                     17,443            16,658          18,066           12,671
Dec 00               17,919            17,113          18,513           12,664
                     17,945            17,137          18,696           12,744
                     18,011            17,200          18,756           12,795
                     18,150            17,333          18,925           12,824
                     17,843            17,040          18,720           12,875
                     18,046            17,234          18,922           12,933
Jun                  18,135            17,319          19,049           12,955
                     18,425            17,596          19,331           12,919
                     18,930            18,078          19,650           12,919
                     18,867            18,018          19,583           12,977
Oct 01               19,058            18,200          19,807           13,006

Average Annual Total Returns as of 10/31/01

CLASS A SHARES                                                1 Year    5 Year       10 Year

Fund (not adjusted for sales charge)                           9.99%     6.35%        6.67%
------------------------------------------------------------------------------------------------
Fund (adjusted for maximum 4.5% sales charge)                  5.04%     5.38%        6.18%
------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(1)                       10.46%     6.65%        7.07%
------------------------------------------------------------------------------------------------

CLASS B SHARES                                                1 Year    5 Year   Since Inception
                                                                                 (July 1, 1994)

Fund (not adjusted for contingent deferred sales charge)       9.19%     5.56%        5.98%
------------------------------------------------------------------------------------------------
Fund (adjusted for maximum contingent deferred sales charge)   4.19%     5.40%        5.98%
------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(1)                       10.46%     6.65%        7.12%
------------------------------------------------------------------------------------------------

(1) The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. The Lehman Brothers Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Individuals cannot invest directly in an index. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of Class B shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B shareholders. Class B shares have a contingent deferred sales charge that declines over five years as follows: 5-4-3-2-1-0%.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER: JOSEPH PIRARO VAN KAMPEN INVESTMENT ADVISORY CORP.

Mr. Piraro joined Van Kampen Investments in 1992 and has investment experience dating back to 1971. He serves as both Vice President and Portfolio Manager and received his B.S. from DePaul University in marketing and finance. He has had primary portfolio management responsibility for the California Municipal Fund since May 1992. Please note that effective October 30, 2001, Van Kampen assigned the Fund's sub-advisory duties to its affiliate, Van Kampen Investment Advisory Corp. with the same portfolio management and will enter into a similar agreement with WM Advisors.

PERFORMANCE REVIEW

The WM CALIFORNIA MUNICIPAL FUND had a solid year; Class A shares returned 9.99% (not adjusted for sales charge) for the 12-month period ended October 31, 2001. Long-term results have also been very favorable, as the Fund has averaged 6.67% per year for the past ten years (not adjusted for sales charge). As of October 31, 2001, the Fund's 30-day SEC Yield was 4.23% for Class A shares and 3.68% for Class B shares; on a tax equivalent basis, the yield was 7.72% for Class A shares and 6.72% for Class B shares.(3)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The most significant factor affecting the market's behavior during the past year was the reduction in short-term rates and the resulting steeper municipal yield curve. This means that even though long-term rates declined, short-term yields fell significantly faster during the year. In fact, the Federal Reserve (the "Fed") cut short-term rates nine times during the period, reducing the federal funds rate from 6% to 2.0% by October 2001.

As the economy began to show signs of slowing in the fourth quarter of 2000, the Federal Reserve became concerned that this trend would continue well into 2001. By mid-year, the economy was still slowing, and the Fed continued to cut rates. Unemployment was rising and inflation was still under control. On September 11th, the economy was dealt a severe blow, as the tragic events of the World Trade Center bombing began to unfold. Also, with the equity market experiencing another difficult year, the demand for municipal bonds continues to increase.

Because lower interest rates have made it attractive for municipalities to retire existing debt as well as issue new debt, supply in the municipal market was sharply higher compared to a year ago. The weaker economic activity has put a strain on many municipalities' budget surpluses. California municipal bond issuance is up sharply this year versus last year, and there is more than sufficient demand to handle this increase in supply.

We took advantage of falling interest rates by focusing on longer-term, 15- to 25-year maturity bonds as a strong value for the Fund. The average yield on long-term (30-year) California municipal bonds was 5.45% as of October 31, 2000, but then dropped to 5.13% by the end of October 2001.5 These lower yields helped boost prices of the bonds in the portfolio (yields move in the opposite direction of prices) and aided in the strong performance of the Fund. The Fund benefited from its AAA rated holdings since these securities are more sensitive to interest rate changes. Its BBB rated securities were not as quick in response to the rally that took place during most of the year.(4)

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Through October 2001, approximately 55% of new issues in the state were insured bonds. The portfolio saw a modest increase in AAA rated holdings compared to a year ago (55% to 59%). We will maintain a high percentage of these holdings for value and liquidity reasons. The Fund's AA rated issues increased from 7% to 15% while its BBB rated issues decreased from 16% to 9%.4 During the period, we increased exposure to the general purpose and water and sewer sectors. We continue to favor general purpose issues especially in well-recognized areas, and also essential service issues such as water and sewer bonds. Although the health care sector has stabilized, we believe it still faces some financial challenges going forward.

Although the Fund had no exposure to Pacific Gas and Electric, we decided to reduce holdings in the retail gas and electric sector due to the potential underperformance of these issues following the company's recent bankruptcy filing.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We will continue to emphasize quality in the Fund's holdings. As the California and national economies continue to soften, higher quality issues of AA rated paper and higher will be put into the Fund.4 We will look to increase essential service issues in the Fund such as education, transportation, and water and sewer bonds. We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months.

The outlook for the municipal bond market will be closely tied to the prospects of the U.S. economy and the Federal Reserve's present and future policy. The events of September 11th certainly will play a large part on the direction of the economy and the policy of the Federal Reserve. The Fed's rate cuts should continue for the foreseeable future. Inflation continues to be under control, commodity prices continue to weaken, and unemployment is still rising. As a result, we will continue to maintain a neutral stance with regard to the portfolio's duration (a measure of price sensitivity to interest rate changes) in the near term.

(3) A portion of income may be subject to some State and/or local taxes, and for certain investors, may be subject to the federal alternative minimum tax
    (AMT). Tax equivalent SEC yield based on a 39.6% federal tax bracket.

(4) Ratings are for portfolio holdings and are provided by Standard & Poor's Corporation (S&P). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest. Allocation percentages are based on total investment value of the portfolio as of 10/31/01.

--------------------------------------------------------------------------------

Portfolio Composition as of October 31, 2001(4)

              A                                  5%
              BBB                                9%
              Not Rated/Other                   12%
              AA                                15%
              AAA                               59%

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

--------------------------------------------------------------------------------
Value of a $10,000 Investment (class A shares)(2)
--------------------------------------------------------------------------------

                                       Fund
                                     (Class A
                       Fund          shares;
                     (Class A        adjusted         Lehman
                    shares; not      for the         Brothers
                   adjusted for     maximum 4.5%     Municipal
                  sales charge)     sales charge)   Bond Index(1)   Inflation(1)

Inception 4/4/94     $10,000           $ 9,550
                      10,172             9,714      $10,000        $10,000
                      10,264             9,802       10,087         10,007
Jun                   10,226             9,766       10,025         10,041
                      10,410             9,942       10,209         10,068
                      10,443             9,973       10,245         10,109
                      10,333             9,868       10,094         10,136
                      10,181             9,723        9,914         10,142
                      10,039             9,587        9,735         10,156
Dec 94                10,175             9,717        9,949         10,156
                      10,468             9,997       10,234         10,197
                      10,793            10,308       10,531         10,237
                      10,911            10,420       10,653         10,271
                      10,913            10,422       10,665         10,305
                      11,253            10,746       11,006         10,326
Jun                   11,117            10,617       10,910         10,346
                      11,257            10,751       11,013         10,346
                      11,430            10,916       11,153         10,373
                      11,507            10,989       11,224         10,393
                      11,648            11,123       11,386         10,427
                      11,800            11,269       11,575         10,421
Dec 95                11,849            11,316       11,686         10,414
                      11,960            11,421       11,775         10,475
                      11,939            11,402       11,695         10,509
                      11,775            11,245       11,546         10,563
                      11,754            11,225       11,513         10,604
                      11,733            11,205       11,509         10,624
Jun                   11,812            11,280       11,634         10,631
                      11,925            11,388       11,740         10,651
                      11,937            11,400       11,738         10,672
                      12,028            11,487       11,902         10,706
                      12,153            11,607       12,036         10,739
                      12,359            11,803       12,255         10,760
Dec 96                12,312            11,758       12,203         10,760
                      12,348            11,792       12,227         10,794
                      12,418            11,859       12,339         10,828
                      12,291            11,738       12,175         10,855
                      12,350            11,795       12,277         10,868
                      12,503            11,941       12,461         10,862
Jun                   12,634            12,065       12,594         10,875
                      12,929            12,347       12,943         10,889
                      12,836            12,258       12,821         10,909
                      12,955            12,372       12,974         10,936
                      13,005            12,419       13,057         10,963
                      13,054            12,467       13,134         10,957
Dec 97                13,191            12,598       13,326         10,943
                      13,302            12,703       13,463         10,963
                      13,323            12,724       13,467         10,984
                      13,277            12,679       13,479         11,004
                      13,216            12,621       13,419         11,024
                      13,402            12,799       13,631         11,045
Jun                   13,426            12,822       13,684         11,058
                      13,464            12,858       13,718         11,072
                      13,676            13,061       13,929         11,085
                      13,888            13,263       14,103         11,099
                      13,888            13,263       14,103         11,126
                      13,899            13,274       14,153         11,126
Dec 98                13,884            13,259       14,188         11,119
                      14,034            13,403       14,357         11,147
                      13,974            13,345       14,294         11,160
                      13,995            13,365       14,314         11,194
                      14,002            13,372       14,349         11,275
                      13,933            13,306       14,266         11,275
Jun                   13,746            13,128       14,061         11,275
                      13,825            13,203       14,111         11,309
                      13,809            13,188       13,999         11,337
                      13,856            13,233       14,004         11,391
                      13,735            13,116       13,853         11,411
                      13,862            13,238       14,000         11,418
Dec 99                13,769            13,150       13,895         11,418
                      13,765            13,146       13,835         11,445
                      13,892            13,267       13,995         11,513
                      14,104            13,470       14,302         11,608
                      14,044            13,412       14,218         11,615
                      14,013            13,382       14,144         11,621
Jun                   14,337            13,691       14,518         11,689
                      14,511            13,858       14,720         11,710
                      14,728            14,065       14,947         11,723
                      14,653            13,993       14,869         11,784
                      14,746            14,083       15,031         11,805
                      14,813            14,146       15,146         11,811
Dec 00                15,070            14,392       15,520         11,805
                      15,280            14,592       15,673         11,879
                      15,286            14,598       15,723         11,927
                      15,353            14,662       15,865         11,954
                      15,149            14,467       15,694         12,001
                      15,319            14,629       15,863         12,056
Jun                   15,429            14,735       15,969         12,076
                      15,614            14,912       16,206         12,042
                      15,914            15,198       16,473         12,042
                      15,922            15,205       16,417         12,096
Oct 01                16,076            15,353       16,604         12,124

Average Annual Total Returns as of 10/31/01

CLASS A SHARES                                                1 Year    5 Year   Since Inception
                                                                                 (April 4, 1994)

Fund (not adjusted for sales charge)                           9.00%     5.75%        6.47%
------------------------------------------------------------------------------------------------
Fund (adjusted for maximum 4.5% sales charge)                  4.09%     4.79%        5.82%
------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(1)                       10.46%     6.65%        6.99%
------------------------------------------------------------------------------------------------

CLASS B SHARES                                                1 Year    5 Year   Since Inception
                                                                                 (July 1, 1994)

Fund (not adjusted for contingent deferred sales charge)       8.19%     4.96%        5.56%
------------------------------------------------------------------------------------------------
Fund (adjusted for maximum contingent deferred sales charge)   3.19%     4.79%        5.56%
------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(1)                       10.46%     6.65%        7.12%
------------------------------------------------------------------------------------------------

(1) Index total returns were calculated from 4/30/94 to 10/31/01. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. The Lehman Brothers Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Individuals cannot invest directly in an index. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses and the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of Class B shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B shareholders. Class B shares have a contingent deferred sales charge that declines over five years as follows: 5-4-3-2-1-0%.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER: JOSEPH PIRARO VAN KAMPEN INVESTMENT ADVISORY CORP.

Mr. Piraro joined Van Kampen Investments in 1992 and has investment experience dating back to 1971. He serves as both Vice President and Portfolio Manager and received his B.S. from DePaul University in marketing and finance. He has had primary portfolio management responsibility for the California Insured Intermediate Municipal Fund since its inception in 1994. Please note that effective October 30, 2001, Van Kampen assigned the Fund's sub-advisory duties to its affiliate, Van Kampen Investment Advisory Corp., with the same portfolio management and will enter into a similar agreement with WM Advisors.

PERFORMANCE REVIEW

The WM CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND(5) (Class A shares) returned 9.00% (not adjusted for sales charge) for the 12-month period ended October 31, 2001. Long-term results have also been very favorable, as the Fund has averaged 6.47% per year since its inception (not adjusted for sales charge). As of October 31, 2001, the Fund's 30-day SEC Yield was 3.15% for Class A shares and 2.54% for Class B shares; on a tax equivalent basis, the yield was 5.75% for Class A shares and 4.64% for Class B shares.(3)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The most significant factor affecting the market's behavior during the past year was the reduction in short-term rates and the resulting steeper municipal yield curve. This means that even though long-term rates declined, short-term yields fell significantly faster during the year. In fact, the Federal Reserve (the "Fed") cut short-term rates nine times during the period, reducing the federal funds rate from 6% to 2.0% by October 2001.

As the economy began to show signs of slowing in the fourth quarter of 2000, the Federal Reserve became concerned that this trend would continue well into 2001. By mid-year, the economy was still slowing, and the Fed continued to cut rates. Unemployment was rising and inflation was still under control. On September 11th, the economy was dealt a severe blow, as the tragic events of the World Trade Center bombing began to unfold. Also, with the equity market experiencing another difficult year, the demand for municipal bonds continues to increase.

Because lower interest rates have made it attractive for municipalities to retire existing debt as well as issue new debt, supply in the municipal market was sharply higher compared to a year ago. The weaker economic activity has put a strain on many municipalities' budget surpluses. California municipal bond issuance is up sharply this year versus last year, and there is more than sufficient demand to handle this increase in supply.

We took advantage of falling yields by focusing on intermediate-term bonds, gaining significant relative performance in the 7- to 12-year maturity range. In the intermediate range of the yield curve, 5-year California AAA rated insured securities yielded 4.15% on October 31, 2000, but dropped significantly to 2.80% by October 31, 2001. Also, 10-year California AAA rated insured securities yielded 4.50% on October 31, 2000, but dropped to 3.65% by October 31, 2001. These lower yields helped boost prices of the bonds in the portfolio (yields move in opposite direction of prices) which contributed to the Fund's strong performance during the period. The Fund also benefited from its AAA rated holdings since these securities are less sensitive to interest rate changes.(4)

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Through October 2001, approximately 55% of new issues in the state were insured bonds.5 The portfolio saw a modest increase in AAA rated holdings compared to a year ago (87% to 92%).4 During the period, we increased exposure to the general purpose and public building sectors, while we decreased holdings in public education, single-family and multi-family housing sectors. We continue to like essential service sectors such as transportation and water and sewer issues. Although the health care sector has stabilized, we believe it still faces some financial challenges going forward. The Fund continues to be well-diversified across multiple municipalities, industries, and sectors.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Because this is an insured Fund, we will continue to keep well over the 80% requirement of insured securities in the Fund.5 As the California economy continues to soften, the insured securities will gather increased demand and the potential for price appreciation. We also plan to emphasize the essential service sector, which appears strong given the current environment.

The outlook for the municipal bond market will be closely tied to the prospects of the U.S. economy and the Federal Reserve's present and future policy. The events of September 11th certainly will play a large role in the direction of the economy and the policy of the Federal Reserve. The Fed's rate cuts should continue for the foreseeable future. In addition, inflation continues to be under control, commodity prices continue to weaken, and unemployment is still rising. As a result, we will continue to maintain a neutral stance with regard to the portfolio's duration (a measure of price sensitivity to interest rate changes) in the near term.


(3) A portion of income may be subject to some state and/or local taxes, and for certain investors, may be subject to the federal alternative minimum tax
    (AMT). Tax equivalent SEC yield based on a 39.6% federal tax bracket.

(4) Ratings are for portfolio holdings and are provided by Standard & Poor's Corporation (S&P). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest. Allocation percentages are based on total investment value of the portfolio as of 10/31/01.

(5) Insurance applies only to the timely repayment of principal and interest of the underlying securities and does not protect the market value of the Fund.

--------------------------------------------------------------------------------

Portfolio Composition as of October 31, 2001(4)

              AA                                 1%
              A                                  1%
              BBB                                1%
              Not Rated                          5%
              AAA                               92%

STATEMENTS OF ASSETS AND LIABILITIES

WM GROUP OF FUNDS

OCTOBER 31, 2001

                                                    EQUITY           GROWTH &       GROWTH FUND                         MID CAP
                                                    INCOME           INCOME           OF THE          GROWTH            STOCK
                                                     FUND             FUND           NORTHWEST         FUND              FUND
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investments, at value
  (See portfolio of investments):
  Securities ................................   $  509,618,510   $1,452,656,806   $  670,045,771   $  572,465,107   $  219,687,027
  Repurchase Agreements .....................       20,867,000       60,804,000       48,278,000             --         20,028,000
                                                --------------   --------------   --------------   --------------   --------------
   Total Investments (a) ....................      530,485,510    1,513,460,806      718,323,771      572,465,107      239,715,027
Cash ........................................             --               --                 42           41,494                4
Cash held as collateral for loaned
  securities (note 7) .......................        9,754,440             --            887,480        1,151,178        3,360,000
Net unrealized appreciation of forward
  foreign currency contracts
  (See portfolio of investments) ............             --               --               --            268,505             --
Dividends and/or interest receivable ........        2,272,312        1,150,404          155,926          135,009          111,404
Receivable for Fund shares sold .............        3,106,487        2,943,441        1,895,730          775,828          634,586
Receivable for investment securities sold ...             --               --               --          4,479,184             --
Prepaid expenses ............................            2,467           13,011            5,969           12,210              966
                                                --------------   --------------   --------------   --------------   --------------
  Total Assets ..............................      545,621,216    1,517,567,662      721,268,918      579,328,515      243,821,987
                                                --------------   --------------   --------------   --------------   --------------
LIABILITIES:
Payable upon return of securities loaned
  (note 7) ..................................        9,754,440             --            887,480        1,151,178        3,360,000
Payable for Fund shares redeemed ............          345,152        1,186,330          558,105        1,272,410           17,549
Payable for when-issued securities ..........             --               --               --               --               --
Payable for investment securities purchased .        2,579,198             --          5,847,845           69,056        3,739,165
Investment advisory fee payable .............          252,734          674,074          348,323          428,583          149,065
Shareholder servicing and distribution
  fees payable ..............................          102,821          281,530          179,956          227,911            9,784
Variation margin ............................             --               --               --               --               --
Dividends payable ...........................             --               --               --               --               --
Due to custodian ............................               22               90             --               --               --
Accrued legal and audit fees ................           24,774           28,503           24,599           31,358           24,684
Accrued printing and postage fees ...........           33,887          177,783          124,257          305,359            9,280
Accrued expenses and other payables .........           81,725          195,458          125,333          196,070           25,246
                                                --------------   --------------   --------------   --------------   --------------
  Total Liabilities .........................       13,174,753        2,543,768        8,095,898        3,681,925        7,334,773
                                                --------------   --------------   --------------   --------------   --------------
NET ASSETS ..................................   $  532,446,463   $1,515,023,894   $  713,173,020   $  575,646,590   $  236,487,214
                                                ==============   ==============   ==============   ==============   ==============
(a) Investments, at cost ....................   $  494,106,093   $1,342,551,302   $  615,598,198   $  628,315,484   $  202,968,063
                                                ==============   ==============   ==============   ==============   ==============

                                                                                                        U.S.
                                                   SMALL CAP     INTERNATIONAL      SHORT TERM       GOVERNMENT
                                                     STOCK           GROWTH           INCOME         SECURITIES        INCOME
                                                     FUND             FUND             FUND             FUND            FUND
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investments, at value
  (See portfolio of investments):
  Securities ................................   $  226,550,022   $  140,280,443   $  133,490,322   $  579,632,906   $  570,016,428
  Repurchase Agreements .....................        3,944,000        7,613,000        4,960,000       16,842,000       18,748,000
                                                --------------   --------------   --------------   --------------   --------------
   Total Investments (a) ....................      230,494,022      147,893,443      138,450,322      596,474,906      588,764,428
Cash ........................................             --               --               --                430             --
Cash held as collateral for loaned
  securities (note 7) .......................        1,839,500        1,909,713       16,882,111       42,914,030       70,919,371
Net unrealized appreciation of forward
  foreign currency contracts
  (See portfolio of investments) ............             --            413,349             --               --               --
Dividends and/or interest receivable ........            3,203          269,413        1,900,694        3,993,025        8,338,516
Receivable for Fund shares sold .............          325,768        1,637,725           58,256        4,630,932        2,238,043
Receivable for investment securities sold ...          444,435           78,585             --             11,758             --
Prepaid expenses ............................            2,988            1,862            1,158            3,989            3,481
                                                --------------   --------------   --------------   --------------   --------------
Total Assets ................................      233,109,916      152,204,090      157,292,541      648,029,070      670,263,839
                                                --------------   --------------   --------------   --------------   --------------
LIABILITIES:
Payable upon return of securities loaned
(note 7) ....................................        1,839,500        1,909,713       16,882,111       42,914,030       70,919,371
Payable for Fund shares redeemed ............          314,306        1,020,083           32,558          412,055          632,757
Payable for when-issued securities ..........             --               --               --               --               --
Payable for investment securities purchased .          528,020          155,979        3,981,860             --         16,892,900
Investment advisory fee payable .............          160,274          298,834           18,435          246,485          239,172
Shareholder servicing and distribution
  fees payable ..............................           38,168            9,753            8,984          134,261           83,545
Variation margin ............................             --               --             42,187             --               --
Dividends payable ...........................             --               --             22,717          322,517          372,964
Due to custodian ............................             --              3,157           25,387             --                 44
Accrued legal and audit fees ................           24,544           27,850           22,905           24,006           24,044
Accrued printing and postage fees ...........           83,180           32,430            9,970           48,201           43,683
Accrued expenses and other payables .........           52,102           52,837           11,902           69,609           76,701
                                                --------------   --------------   --------------   --------------   --------------
  Total Liabilities .........................        3,040,094        3,510,636       21,059,016       44,171,164       89,285,181
                                                --------------   --------------   --------------   --------------   --------------
NET ASSETS ..................................   $  230,069,822   $  148,693,454   $  136,233,525   $  603,857,906   $  580,978,658
                                                ==============   ==============   ==============   ==============   ==============
(a) Investments, at cost ....................   $  355,388,953   $  174,891,165   $  133,424,403   $  570,577,951   $  573,770,838
                                                ==============   ==============   ==============   ==============   ==============

                                                                                                    CALIFORNIA
                                                                                                      INSURED
                                                    HIGH           TAX-EXEMPT      CALIFORNIA       INTERMEDIATE
                                                    YIELD            BOND           MUNICIPAL        MUNICIPAL
                                                    FUND             FUND             FUND              FUND
                                                --------------   --------------   --------------   --------------
ASSETS:
Investments, at value
  (See portfolio of investments):
  Securities ................................   $  238,822,847   $  261,494,626   $  525,199,628   $   93,463,680
  Repurchase Agreements .....................        5,692,000             --               --               --
                                                --------------   --------------   --------------   --------------
   Total Investments (a) ....................      244,514,847      261,494,626      525,199,628       93,463,680
Cash ........................................            2,422          200,862           36,408           45,834
Cash held as collateral for loaned
  securities (note 7) .......................       49,467,923             --               --               --
Net unrealized appreciation of forward
  foreign currency contracts
  (See portfolio of investments) ............             --               --               --               --
Dividends and/or interest receivable ........        4,471,292        3,641,016        7,209,472        1,158,705
Receivable for Fund shares sold .............          932,332          367,441        3,000,229        1,612,885
Receivable for investment securities sold ...        2,128,556        1,173,249             --               --
Prepaid expenses ............................            1,410            2,171            3,527              578
                                                --------------   --------------   --------------   --------------
Total Assets ................................      301,518,782      266,879,365      535,449,264       96,281,682
                                                --------------   --------------   --------------   --------------
LIABILITIES:
Payable upon return of securities loaned
  (note 7) ..................................       49,467,923             --               --               --
Payable for Fund shares redeemed ............          234,948          499,049          433,575          383,633
Payable for when-issued securities ..........             --          1,947,952        1,468,669        1,035,680
Payable for investment securities purchased .        5,538,435             --          2,416,738        3,181,608
Investment advisory fee payable .............          127,679          110,543          221,597           20,518
Shareholder servicing and distribution
  fees payable ..............................           31,599           83,622          258,610           49,098
Variation margin ............................             --               --               --               --
Dividends payable ...........................          247,963          311,970        1,843,367           58,071
Due to custodian ............................             --               --               --               --
Accrued legal and audit fees ................           24,703           22,788           23,408           22,432
Accrued printing and postage fees ...........            7,099           18,789           30,758            5,098
Accrued expenses and other payables .........           27,221           24,112           26,715            5,128
                                                --------------   --------------   --------------   --------------
  Total Liabilities .........................       55,707,570        3,018,825        6,723,437        4,761,266
                                                --------------   --------------   --------------   --------------
NET ASSETS ..................................   $  245,811,212   $  263,860,540   $  528,725,827   $   91,520,416
                                                ==============   ==============   ==============   ==============
(a) Investments, at cost ....................   $  274,777,462   $  238,491,956   $  493,773,895   $   88,845,913
                                                ==============   ==============   ==============   ==============

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

OCTOBER 31, 2001

                                                    EQUITY           GROWTH &       GROWTH FUND                         MID CAP
                                                    INCOME           INCOME           OF THE          GROWTH            STOCK
                                                     FUND             FUND           NORTHWEST         FUND              FUND
                                                --------------   --------------   --------------   --------------   --------------
NET ASSETS consist of:
Undistributed net investment income/
  (accumulated net investment
  loss/distributions in excess of net
  investment income) ........................   $    1,150,116   $      913,453   $    2,274,183   $     (270,230)  $      388,218
Accumulated net realized gain/(loss) on
  investments ...............................       11,641,720       23,770,678       25,232,809     (257,132,434)       7,084,319
Net unrealized appreciation/(depreciation)
  of investments ............................       36,379,417      170,909,504      102,725,573      (55,582,001)      36,746,964
Paid-in capital .............................      483,275,210    1,319,430,259      582,940,455      888,631,255      192,267,713
                                                --------------   --------------   --------------   --------------   --------------
        Total Net Assets ....................   $  532,446,463   $1,515,023,894   $  713,173,020   $  575,646,590   $  236,487,214
                                                ==============   ==============   ==============   ==============   ==============
NET ASSETS:
Class A Shares ..............................   $  211,444,681   $  560,226,025   $  427,215,095   $  151,893,413   $    6,164,560
                                                ==============   ==============   ==============   ==============   ==============
Class B Shares ..............................   $   68,548,989   $  186,247,395   $  109,654,689   $  220,107,590   $   10,270,638
                                                ==============   ==============   ==============   ==============   ==============
Class I Shares ..............................   $  252,452,793   $  768,550,474   $  176,303,236   $  203,645,587   $  220,052,016
                                                ==============   ==============   ==============   ==============   ==============
SHARES OUTSTANDING:
Class A Shares ..............................       14,234,656       25,081,336       14,789,643        9,974,024          456,661
                                                ==============   ==============   ==============   ==============   ==============
Class B Shares ..............................        4,639,294        8,595,989        4,104,820       15,581,805          771,418
                                                ==============   ==============   ==============   ==============   ==============
Class I Shares ..............................       16,999,217       34,330,964        6,080,456       13,153,231       16,193,246
                                                ==============   ==============   ==============   ==============   ==============
CLASS A SHARES:
Net asset value per share of beneficial
  interest outstanding* .....................   $        14.85   $        22.34   $        28.89   $        15.23   $        13.50
                                                ==============   ==============   ==============   ==============   ==============
Maximum sales charge ........................             5.50%            5.50%            5.50%            5.50%            5.50%
                                                ==============   ==============   ==============   ==============   ==============
Maximum offering price per share of
  beneficial interest outstanding ...........   $        15.71   $        23.64   $        30.57   $        16.12   $        14.29
                                                ==============   ==============   ==============   ==============   ==============
CLASS B SHARES:
Net asset value and offering price per share
  of beneficial interest outstanding* .......   $        14.78   $        21.67   $        26.71   $        14.13   $        13.31
                                                ==============   ==============   ==============   ==============   ==============
CLASS I SHARES:
Net asset value, offering and redemption
  price per share of beneficial interest
  outstanding ...............................   $        14.85   $        22.39   $        29.00   $        15.48   $        13.59
                                                ==============   ==============   ==============   ==============   ==============

                                                                                                        U.S.
                                                    SMALL CAP    INTERNATIONAL      SHORT TERM       GOVERNMENT
                                                     STOCK           GROWTH           INCOME         SECURITIES        INCOME
                                                     FUND             FUND             FUND             FUND            FUND
                                                --------------   --------------   --------------   --------------   --------------

NET ASSETS consist of:
Undistributed net investment income/
  (accumulated net investment
  loss/distributions in excess of net
  investment income) ........................    $           --   $    2,270,436   $       70,415   $      623,549   $      919,002
Accumulated net realized gain/(loss) on
  investments ...............................        14,057,319      (10,330,541)      (3,147,747)     (70,447,718)     (25,474,798)
Net unrealized appreciation/(depreciation)
  of investments ............................      (124,894,931)     (26,589,242)       4,649,438       25,896,955       14,993,590
Paid-in capital .............................       340,907,434      183,342,801      134,661,419      647,785,120      590,540,864
                                                 --------------   --------------   --------------   --------------   --------------
        Total Net Assets ....................    $  230,069,822   $  148,693,454   $  136,233,525   $  603,857,906   $  580,978,658
                                                 ==============   ==============   ==============   ==============   ==============
NET ASSETS:
Class A Shares ..............................    $   66,262,437   $   16,636,019   $   18,928,551   $  174,047,276   $  120,508,335
                                                 ==============   ==============   ==============   ==============   ==============
Class B Shares ..............................    $   29,345,962   $    7,171,791   $    6,595,188   $  128,154,799   $   72,472,167
                                                 ==============   ==============   ==============   ==============   ==============
Class I Shares ..............................    $  134,461,423   $  124,885,644   $  110,709,786   $  301,655,831   $  387,998,156
                                                 ==============   ==============   ==============   ==============   ==============
SHARES OUTSTANDING:
Class A Shares ..............................         4,871,249        2,185,569        7,868,183       15,538,533       12,924,608
                                                 ==============   ==============   ==============   ==============   ==============
Class B Shares ..............................         2,355,132          976,289        2,741,403       11,449,439        7,748,882
                                                 ==============   ==============   ==============   ==============   ==============
Class I Shares ..............................         9,787,063       16,243,478       46,015,449       26,923,729       41,530,225
                                                 ==============   ==============   ==============   ==============   ==============
CLASS A SHARES:
Net asset value per share of beneficial
  interest outstanding* .....................    $        13.60   $         7.61   $         2.41   $        11.20   $         9.32
                                                 ==============   ==============   ==============   ==============   ==============
Maximum sales charge ........................              5.50%            5.50%            3.50%            4.50%            4.50%
                                                 ==============   ==============   ==============   ==============   ==============
Maximum offering price per share of
  beneficial interest outstanding ...........    $        14.39   $         8.05   $         2.50   $        11.73   $         9.76
                                                 ==============   ==============   ==============   ==============   ==============
CLASS B SHARES:
Net asset value and offering price per share
  of beneficial interest outstanding* .......    $        12.46   $         7.35   $         2.41   $        11.19   $         9.35
                                                 ==============   ==============   ==============   ==============   ==============
CLASS I SHARES:
Net asset value, offering and redemption
  price per share of beneficial interest
  outstanding ...............................    $        13.74   $         7.69   $         2.41   $        11.20   $         9.34
                                                 ==============   ==============   ==============   ==============   ==============

                                                                                                    CALIFORNIA
                                                                                                      INSURED
                                                    HIGH           TAX-EXEMPT      CALIFORNIA       INTERMEDIATE
                                                    YIELD            BOND           MUNICIPAL        MUNICIPAL
                                                    FUND             FUND             FUND              FUND
                                                --------------   --------------   --------------   --------------

NET ASSETS consist of:
Undistributed net investment income/
  (accumulated net investment
  loss/distributions in excess of net
  investment income) ........................     $      797,459   $      101,534   $      (64,985)  $       36,530
Accumulated net realized gain/(loss) on
  investments ...............................        (14,724,513)         378,559       (4,357,604)         473,929
Net unrealized appreciation/(depreciation)
  of investments ............................        (30,263,177)      23,002,670       31,425,733        4,617,767
Paid-in capital .............................        290,001,443      240,377,777      501,722,683       86,392,190
                                                  --------------   --------------   --------------   --------------
        Total Net Assets ....................     $  245,811,212   $  263,860,540   $  528,725,827   $   91,520,416
                                                  ==============   ==============   ==============   ==============
NET ASSETS:
Class A Shares ..............................     $    9,035,325   $  219,882,931   $  291,132,167   $   39,995,793
                                                  ==============   ==============   ==============   ==============
Class B Shares ..............................     $   35,390,973   $   43,977,609   $  237,593,660   $   51,524,623
                                                  ==============   ==============   ==============   ==============
Class I Shares ..............................     $  201,384,914             --               --               --
                                                  ==============
SHARES OUTSTANDING:
Class A Shares ..............................          1,214,051       27,712,537       25,673,615        3,642,608
                                                  ==============   ==============   ==============   ==============
Class B Shares ..............................          4,735,099        5,542,469       20,952,298        4,692,464
                                                  ==============   ==============   ==============   ==============
Class I Shares ..............................         27,112,073             --               --               --
                                                  ==============
CLASS A SHARES:
Net asset value per share of beneficial
  interest outstanding* .....................     $         7.44   $         7.93   $        11.34   $        10.98
                                                  ==============   ==============   ==============   ==============
Maximum sales charge ........................               4.50%            4.50%            4.50%            4.50%
                                                  ==============   ==============   ==============   ==============
Maximum offering price per share of
  beneficial interest outstanding ...........     $         7.79   $         8.30   $        11.87   $        11.50
                                                  ==============   ==============   ==============   ==============
CLASS B SHARES:
Net asset value and offering price per share
  of beneficial interest outstanding* .......     $         7.47   $         7.93   $        11.34   $        10.98
                                                  ==============   ==============   ==============   ==============
CLASS I SHARES:
Net asset value, offering and redemption
  price per share of beneficial interest
  outstanding ...............................     $         7.43             --               --               --
                                                  ==============   ==============   ==============   ==============

* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.


                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 2001

                                                    EQUITY           GROWTH &       GROWTH FUND                         MID CAP
                                                    INCOME           INCOME           OF THE          GROWTH            STOCK
                                                     FUND             FUND           NORTHWEST         FUND              FUND
                                                --------------   --------------   --------------   --------------   --------------
INVESTMENT INCOME:
Dividends ...................................   $   11,179,151   $   19,730,057   $    7,335,102   $    4,225,612   $    1,572,927
Foreign withholding taxes ...................          (50,071)        (105,592)            --           (183,631)            --
Interest ....................................        7,170,889        1,439,726        2,601,561        4,782,893          848,488
Securities lending income (note 7) ..........           34,186           24,725          160,183          202,772           43,737
                                                --------------   --------------   --------------   --------------   --------------
   Total investment income ..................       18,334,155       21,088,916       10,096,846        9,027,646        2,465,152
                                                --------------   --------------   --------------   --------------   --------------
EXPENSES:
Investment advisory fee .....................        2,531,603        8,316,089        4,254,851        7,032,336        1,667,491
Custodian fees ..............................           20,213           73,065           47,218           85,315           12,681
Legal and audit fees ........................           27,233           17,751           28,132           24,452           25,057
Registration and filing fees ................          111,741           85,140           97,641           25,883           37,677
Printing and postage expenses ...............           81,658          408,424          283,380          702,704           21,819
Other .......................................           95,166          375,699          218,044          371,889           44,058
Shareholder servicing and distribution fees:
  Class A Shares ............................          512,038        1,547,161        1,110,867          564,340           12,611
  Class B Shares ............................          556,119        2,200,216        1,157,460        3,261,246           77,545
Transfer agent fees:
  Class A Shares ............................          146,736          570,783          381,260          612,338           14,807
  Class B Shares ............................           95,173          519,086          249,164        1,040,035           27,381
Fees waived by the investment advisor .......             --               --               --               --               --
                                                --------------   --------------   --------------   --------------   --------------
     Total expenses .........................        4,177,680       14,113,414        7,828,017       13,720,538        1,941,127
Fees reduced by credits allowed
  by the custodian ..........................          (12,447)          (8,268)         (10,813)          (5,552)          (1,294)
                                                --------------   --------------   --------------   --------------   --------------
                Net expenses ................        4,165,233       14,105,146        7,817,204       13,714,986        1,939,833
                                                --------------   --------------   --------------   --------------   --------------
NET INVESTMENT INCOME/(LOSS) ................       14,168,922        6,983,770        2,279,642       (4,687,340)         525,319
                                                --------------   --------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAIN/
(LOSS) ON INVESTMENTS:
Realized gain/(loss) from:
  Security transactions .....................       11,340,460       25,581,651       26,930,717     (243,798,537)       7,274,218
  Forward foreign currency contracts
    and foreign currency transactions .......             --               --               --           (858,225)            --
  Futures contracts .........................             --               --               --               --               --
                                                --------------   --------------   --------------   --------------   --------------
    Net realized gain/(loss) on investment
      transactions ..........................       11,340,460       25,581,651       26,930,717     (244,656,762)       7,274,218
                                                --------------   --------------   --------------   --------------   --------------
Change in unrealized appreciation/ (depreciation) of:
  Securities ................................       (6,700,565)    (265,388,459)     (80,789,679)    (294,569,291)       6,895,290
  Forward foreign currency contracts ........             --               --               --         (3,181,119)            --
  Foreign currency, futures contracts
    and other assets and liabilities ........             --               --               --               (129)            --
                                                --------------   --------------   --------------   --------------   --------------
Net change in unrealized
  appreciation/(depreciation) of investment
  transactions ..............................       (6,700,565)    (265,388,459)     (80,789,679)    (297,750,539)       6,895,290
                                                --------------   --------------   --------------   --------------   --------------
Net realized and unrealized gain/(loss) on
  investments ...............................        4,639,895     (239,806,808)     (53,858,962)    (542,407,301)      14,169,508
                                                --------------   --------------   --------------   --------------   --------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .................   $   18,808,817   $ (232,823,038)  $  (51,579,320)  $ (547,094,641)  $   14,694,827
                                                ==============   ==============   ==============   ==============   ==============

                                                                                                        U.S.
                                                    SMALL CAP    INTERNATIONAL      SHORT TERM       GOVERNMENT
                                                     STOCK           GROWTH           INCOME         SECURITIES        INCOME
                                                     FUND             FUND             FUND             FUND            FUND
                                                --------------   --------------   --------------   --------------   -------------
INVESTMENT INCOME:
Dividends ...................................  $    1,001,966   $    2,567,638   $         --     $         --     $       18,818
Foreign withholding taxes ...................          (6,271)        (291,951)            --               --               --
Interest ....................................         118,863          532,874        8,054,696       35,226,247       40,554,862
Securities lending income (note 7) ..........         183,605          121,148           34,149          111,569          192,577
                                               --------------   --------------   --------------   --------------   --------------
   Total investment income ..................       1,298,163        2,929,709        8,088,845       35,337,816       40,766,257
                                               --------------   --------------   --------------   --------------   --------------
EXPENSES:
Investment advisory fee .....................       2,248,893        1,693,880          626,271        2,654,885        2,604,839
Custodian fees ..............................          21,311          166,722            9,798           41,615           23,352
Legal and audit fees ........................          27,200           25,745           23,431           21,808           26,745
Registration and filing fees ................          26,724           25,843           28,137           61,306           42,441
Printing and postage expenses ...............         168,707           60,549           22,657          100,009           91,296
Other .......................................          81,240           76,321           34,059          124,064          125,634
Shareholder servicing and distribution fees:
  Class A Shares ............................         237,211           59,282           47,948          434,520          329,001
  Class B Shares ............................         394,174           97,840           39,123          733,803          503,181
Transfer agent fees:
  Class A Shares ............................         281,363          119,709           58,977          233,658          211,161
  Class B Shares ............................         175,435           55,394           10,565           76,226           63,409
Fees waived by the investment advisor .......            --               --           (404,426)            --               --
                                               --------------   --------------   --------------   --------------   --------------
     Total expenses .........................       3,662,258        2,381,285          496,540        4,481,894        4,021,059
Fees reduced by credits allowed
  by the custodian ..........................          (1,367)            (305)          (1,119)            (774)          (6,257)
                                               --------------   --------------   --------------   --------------   --------------
     Net expenses ...........................       3,660,891        2,380,980          495,421        4,481,120        4,014,802
                                               --------------   --------------   --------------   --------------   --------------
NET INVESTMENT INCOME/(LOSS) ................      (2,362,728)         548,729        7,593,424       30,856,696       36,751,455
                                               --------------   --------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAIN/
(LOSS) ON INVESTMENTS:
Realized gain/(loss) from:
  Security transactions .....................      19,151,051      (10,298,545)         651,001        1,164,043        4,741,474
  Forward foreign currency contracts
    and foreign currency transactions .......            --          1,501,162             --               --               --
  Futures contracts .........................            --               --           (676,677)            --               --
                                               --------------   --------------   --------------   --------------   --------------
Net realized gain/(loss) on investment
  transactions ..............................      19,151,051       (8,797,383)         (25,676)       1,164,043        4,741,474
                                               --------------   --------------   --------------   --------------   --------------
Change in unrealized appreciation/ (depreciation) of:
  Securities ................................    (151,850,265)     (41,093,381)       6,395,632       31,125,452       19,956,794
  Forward foreign currency contracts ........            --            760,866             --               --               --
  Foreign currency, futures contracts
    and other assets and liabilities ........            --             37,873         (331,168)            --               --
                                               --------------   --------------   --------------   --------------   --------------
Net change in unrealized
  appreciation/(depreciation) of investment
  transactions ..............................    (151,850,265)     (40,294,642)       6,064,464       31,125,452       19,956,794
                                               --------------   --------------   --------------   --------------   --------------
Net realized and unrealized gain/(loss) on
  investments ...............................    (132,699,214)     (49,092,025)       6,038,788       32,289,495       24,698,268
                                               --------------   --------------   --------------   --------------   --------------
NET INCREASE/(DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ................................  $ (135,061,942)  $  (48,543,296)  $   13,632,212   $   63,146,191   $   61,449,723
                                               ==============   ==============   ==============   ==============   ==============

                                                                                                    CALIFORNIA
                                                                                                      INSURED
                                                    HIGH           TAX-EXEMPT      CALIFORNIA       INTERMEDIATE
                                                    YIELD            BOND           MUNICIPAL        MUNICIPAL
                                                    FUND             FUND             FUND              FUND
                                                --------------   --------------   --------------   --------------
INVESTMENT INCOME:
Dividends ...................................   $    2,227,809   $         --     $         --     $         --
Foreign withholding taxes ...................           (7,875)            --               --               --
Interest ....................................       23,818,073       14,319,651       25,965,541        3,440,601
Securities lending income (note 7) ..........          169,729             --               --               --
                                                --------------   --------------   --------------   --------------
   Total investment income ..................       26,207,736       14,319,651       25,965,541        3,440,601
                                                --------------   --------------   --------------   --------------
EXPENSES:
Investment advisory fee .....................        1,417,568        1,265,355        2,321,395          356,865
Custodian fees ..............................           13,589           18,660           40,909           17,347
Legal and audit fees ........................           32,281           29,595           23,527           32,074
Registration and filing fees ................           37,419           39,730           18,632           14,259
Printing and postage expenses ...............           18,076           64,014           71,563           11,000
Other .......................................           48,041           73,854          114,961           20,256
Shareholder servicing and distribution fees:
  Class A Shares ............................           19,955          544,304          678,110           80,797
  Class B Shares ............................          339,143          363,685        1,930,349          390,541
Transfer agent fees:
  Class A Shares ............................           11,568          130,499          128,817           13,738
  Class B Shares ............................           29,502           15,929           65,992           15,617
Fees waived by the investment advisor .......             --               --               --           (122,843)
                                                --------------   --------------   --------------   --------------
     Total expenses .........................        1,967,142        2,545,625        5,394,255          829,651
Fees reduced by credits allowed
  by the custodian ..........................          (12,164)         (13,460)         (44,410)         (17,526)
                                                --------------   --------------   --------------   --------------
     Net expenses ...........................        1,954,978        2,532,165        5,349,845          812,125
                                                --------------   --------------   --------------   --------------
NET INVESTMENT INCOME/(LOSS) ................       24,252,758       11,787,486       20,615,696        2,628,476
                                                --------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAIN/
(LOSS) ON INVESTMENTS:
Realized gain/(loss) from:
  Security transactions .....................      (10,758,075)       2,480,636        4,311,699          549,321
  Forward foreign currency contracts
  and foreign currency transactions .........             --               --               --               --
        Futures contracts ...................             --               --               --               --
                                                --------------   --------------   --------------   --------------
Net realized gain/(loss) on investment
  transactions ..............................      (10,758,075)       2,480,636        4,311,699          549,321
                                                --------------   --------------   --------------   --------------
Change in unrealized appreciation/ (depreciation) of:
  Securities ................................      (17,591,663)      10,531,983       18,048,728        2,734,709
  Forward foreign currency contracts ........             --               --               --               --
  Foreign currency, futures contracts
    and other assets and liabilities ........             --               --               --               --
                                                --------------   --------------   --------------   --------------
Net change in unrealized
  appreciation/(depreciation) of investment
  transactions ..............................      (17,591,663)      10,531,983       18,048,728        2,734,709
                                                --------------   --------------   --------------   --------------
Net realized and unrealized
  gain/(loss) on investments ................      (28,349,738)      13,012,619       22,360,427        3,284,030
                                                --------------   --------------   --------------   --------------
NET INCREASE/(DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ................................   $   (4,096,980)  $   24,800,105   $   42,976,123   $    5,912,506
                                                ==============   ==============   ==============   ==============

                                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 2001


                                                  EQUITY            GROWTH          GROWTH FUND
                                                  INCOME           & INCOME            OF THE            GROWTH
                                                   FUND              FUND            NORTHWEST            FUND
                                            ---------------    ---------------    ---------------    ---------------
Net investment income/(loss) ............   $    14,168,922    $     6,983,770    $     2,279,642    $    (4,687,340)
Net realized gain/(loss) on
  investment transactions ...............        11,340,460         25,581,651         26,930,717       (244,656,762)
Net change in unrealized appreciation/
  (depreciation) of investment
  transactions ..........................        (6,700,565)      (265,388,459)       (80,789,679)      (297,750,539)
                                            ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) in net assets
  resulting from operations .............        18,808,817       (232,823,038)       (51,579,320)      (547,094,641)
Distributions to shareholders from:
  Net investment income:
    Class A Shares ......................        (6,108,856)        (1,645,762)          (453,924)        (2,459,605)
    Class B Shares ......................        (1,247,638)              --                 --             (856,275)
    Class I Shares ......................        (6,011,074)        (4,424,555)          (652,455)        (4,670,148)
  Net realized gains on investments:
    Class A Shares ......................       (13,756,024)       (28,243,935)       (61,651,639)       (42,339,774)
    Class B Shares ......................        (3,402,670)       (10,639,936)       (17,444,425)       (64,392,586)
    Class I Shares ......................        (7,171,309)       (31,908,067)       (21,574,782)       (50,397,294)
  Net increase/(decrease) in net assets
    from Fund share transactions:
    Class A Shares ......................        28,581,590         17,458,115         77,544,319          1,734,991
    Class B Shares ......................        24,126,556        (13,056,063)        20,266,190         17,579,704
    Class I Shares ......................       162,954,535        190,369,846         60,839,713         45,802,478
                                            ---------------    ---------------    ---------------    ---------------
Net increase/(decrease) in net assets ...       196,773,927       (114,913,395)         5,293,677       (647,093,150)
NET ASSETS:
Beginning of year .......................       335,672,536      1,629,937,289        707,879,343      1,222,739,740
                                            ---------------    ---------------    ---------------    ---------------
End of year .............................   $   532,446,463    $ 1,515,023,894    $   713,173,020    $   575,646,590
                                            ===============    ===============    ===============    ===============
Undistributed net investment income/
  (accumulated net investment loss/
  distributions in excess of net
  investment income) at end of year .....   $     1,150,116    $       913,453    $     2,274,183    $      (270,230)
                                            ===============    ===============    ===============    ===============


                                                 MID CAP          SMALL CAP        INTERNATIONAL                 SHORT TERM
                                                 STOCK              STOCK             GROWTH                       INCOME
                                                  FUND               FUND              FUND                         FUND
                                            ---------------    ---------------    ---------------             ---------------
Net investment income/(loss) ............   $       525,319    $    (2,362,728)   $       548,729             $     7,593,424
Net realized gain/(loss) on
  investment transactions ...............         7,274,218         19,151,051         (8,797,383)                    (25,676)
Net change in unrealized appreciation/
  (depreciation) of investment
  transactions ..........................         6,895,290       (151,850,265)       (40,294,642)                  6,064,464
                                            ---------------    ---------------    ---------------             ---------------
Net increase/(decrease) in net assets
  resulting from operations .............        14,694,827       (135,061,942)       (48,543,296)                 13,632,212
Distributions to shareholders from:
  Net investment income:
    Class A Shares ......................              --                 --              (17,334)                 (1,081,039)
    Class B Shares ......................              --                 --               (7,152)                   (190,729)
    Class I Shares ......................          (347,494)              --             (102,880)                 (6,313,055)
  Net realized gains on investments:
    Class A Shares ......................           (12,521)       (16,106,051)        (1,646,053)                       --
    Class B Shares ......................           (18,593)        (7,096,946)          (757,067)                       --
    Class I Shares ......................          (658,961)       (19,257,208)        (8,987,566)                       --
  Net increase/(decrease) in net assets
    from Fund share transactions:
    Class A Shares ......................         3,497,595            141,899         (7,174,792)                 (2,228,444)
    Class B Shares ......................         6,337,143          3,635,420         (1,388,202)                  2,941,393
    Class I Shares ......................        30,113,030         67,061,403         30,811,901                  12,047,725
                                            ---------------    ---------------    ---------------             ---------------
Net increase/(decrease) in net assets ...        53,605,026       (106,683,425)       (37,812,441)                 18,808,063
NET ASSETS:
Beginning of year .......................       182,882,188        336,753,247        186,505,895                 117,425,462
                                            ---------------    ---------------    ---------------             ---------------
End of year .............................   $   236,487,214    $   230,069,822    $   148,693,454             $   136,233,525
                                            ===============    ===============    ===============             ===============
Undistributed net investment income/
  (accumulated net investment loss/
  distributions in excess of net
  investment income) at end of year .....   $       388,218    $          --      $     2,270,436             $        70,415
                                            ===============    ===============    ===============             ===============


                                                  U.S.
                                               GOVERNMENT                              HIGH
                                               SECURITIES           INCOME             YIELD
                                                 FUND                FUND              FUND
                                            ---------------    ---------------    ---------------
Net investment income/(loss) ............   $    30,856,696    $    36,751,455    $    24,252,758
Net realized gain/(loss) on
  investment transactions ...............         1,164,043          4,741,474        (10,758,075)
Net change in unrealized appreciation/
  (depreciation) of investment
  transactions ..........................        31,125,452         19,956,794        (17,591,663)
                                            ---------------    ---------------    ---------------
Net increase/(decrease) in net assets
  resulting from operations .............        63,146,191         61,449,723         (4,096,980)
Distributions to shareholders from:
  Net investment income:
    Class A Shares ......................        (9,947,890)        (9,138,268)          (901,418)
    Class B Shares ......................        (3,601,701)        (3,096,094)        (3,587,800)
    Class I Shares ......................       (17,307,105)       (24,870,107)       (21,639,531)
  Net realized gains on investments:
    Class A Shares ......................              --                 --                 --
    Class B Shares ......................              --                 --                 --
    Class I Shares ......................              --                 --                 --
  Net increase/(decrease) in net assets
    from Fund share transactions:
    Class A Shares ......................        (5,025,109)       (16,945,010)         1,955,487
    Class B Shares ......................        68,252,151         30,657,601          7,110,129
    Class I Shares ......................        37,339,144         84,929,977         57,810,900
                                            ---------------    ---------------    ---------------
Net increase/(decrease) in net assets ...       132,855,681        122,987,822         36,650,787
NET ASSETS:
Beginning of year .......................       471,002,225        457,990,836        209,160,425
                                            ---------------    ---------------    ---------------
End of year .............................   $   603,857,906    $   580,978,658    $   245,811,212
                                            ===============    ===============    ===============
Undistributed net investment income/
  (accumulated net investment loss/
  distributions in excess of net
  investment income) at end of year .....   $       623,549    $       919,002    $       797,459
                                            ===============    ===============    ===============

                                                                                       CALIFORNIA
                                                                                         INSURED
                                                 TAX-EXEMPT          CALIFORNIA       INTERMEDIATE
                                                    BOND              MUNICIPAL         MUNICIPAL
                                                    FUND                FUND               FUND
                                               ---------------    ---------------    ---------------
Net investment income/(loss) ............      $    11,787,486    $    20,615,696    $     2,628,476
Net realized gain/(loss) on
  investment transactions ...............            2,480,636          4,311,699            549,321
Net change in unrealized appreciation/
  (depreciation) of investment
  transactions ..........................           10,531,983         18,048,728          2,734,709
                                               ---------------    ---------------    ---------------
Net increase/(decrease) in net assets
  resulting from operations .............           24,800,105         42,976,123          5,912,506
Distributions to shareholders from:
  Net investment income:
    Class A Shares ......................          (10,408,907)       (12,853,813)        (1,323,518)
    Class B Shares ......................           (1,461,168)        (7,684,654)        (1,305,408)
    Class I Shares ......................                 --                 --                 --
  Net realized gains on investments:
    Class A Shares ......................                 --                 --             (235,542)
    Class B Shares ......................                 --                 --             (287,950)
    Class I Shares ......................                 --                 --                 --
  Net increase/(decrease) in net assets
    from Fund share transactions:
    Class A Shares ......................            1,595,963         29,135,088          9,104,051
    Class B Shares ......................           15,693,026         68,126,293         14,314,033
    Class I Shares ......................                 --                 --                 --
                                               ---------------    ---------------    ---------------
Net increase/(decrease) in net assets ...           30,219,019        119,699,037         26,178,172
NET ASSETS:
Beginning of year .......................          233,641,521        409,026,790         65,342,244
                                               ---------------    ---------------    ---------------
End of year .............................      $   263,860,540    $   528,725,827    $    91,520,416
                                               ===============    ===============    ===============
Undistributed net investment income/
  (accumulated net investment loss/
  distributions in excess of net
  investment income) at end of year .....      $       101,534    $       (64,985)   $        36,530
                                               ===============    ===============    ===============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 2000

                                               EQUITY           GROWTH &      GROWTH FUND                         MID CAP
                                               INCOME           INCOME          OF THE            GROWTH           STOCK
                                                FUND             FUND          NORTHWEST           FUND            FUND
                                            ------------    --------------    ------------    --------------    ------------
Net investment income/(loss) ............   $  9,158,960    $    3,223,002    $  1,100,920    $   (6,413,597)   $    210,393
Net realized gain/(loss) on
  investment transactions ...............     29,109,687        77,329,909     105,954,776       185,638,328         683,534
Net change in unrealized appreciation/
  (depreciation) of investment
  transactions ..........................     (1,244,383)      117,570,097      15,243,383        25,643,555      29,851,674
                                            ------------    --------------    ------------    --------------    ------------
Net increase in net assets
  resulting from operations .............     37,024,264       198,123,008     122,299,079       204,868,286      30,745,601
Distributions to shareholders from:
  Net investment income:
    Class A Shares ......................     (6,905,223)         (747,466)           --                --              --
    Class B Shares ......................     (1,465,739)             --              --                --              --
    Class I Shares ......................       (626,975)       (2,475,536)           --                --              --
Net realized gains on investments:
  Class A Shares ........................     (7,152,213)      (23,318,555)    (43,607,604)      (31,348,136)           --
  Class B Shares ........................     (2,218,969)       (7,955,993)    (10,627,788)      (33,045,218)           --
  Class I Shares ........................           --         (15,881,027)       (823,473)      (50,654,245)           --
Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares ........................    (61,449,288)     (106,959,291)     50,293,244        77,133,035       2,229,928
  Class B Shares ........................    (30,814,769)      (11,747,378)     28,078,251       252,727,462       3,524,669
  Class I Shares ........................     92,050,285       200,219,569     139,527,513       (50,178,596)    146,381,990
                                            ------------    --------------    ------------    --------------    ------------
Net increase/(decrease) in net assets ...     18,441,373       229,257,331     285,139,222       369,502,588     182,882,188
NET ASSETS:
Beginning of year .......................    317,231,163     1,400,679,958     422,740,121       853,237,152            --
                                            ------------    --------------    ------------    --------------    ------------
End of year .............................   $335,672,536    $1,629,937,289    $707,879,343    $1,222,739,740    $182,882,188
                                            ============    ==============    ============    ==============    ============
Undistributed net investment income/
  (accumulated net investment loss/
  distributions in excess of net investment
  income) at end of year ................   $  1,246,605    $         --      $  1,100,920    $    9,027,956    $    210,393
                                            ============    ==============    ============    ==============    ============

                                                                                               U.S.
                                             SMALL CAP    INTERNATIONAL     SHORT TERM      GOVERNMENT
                                              STOCK           GROWTH          INCOME        SECURITIES        INCOME
                                               FUND            FUND            FUND            FUND            FUND
                                           ------------    ------------    ------------    ------------    ------------
Net investment income/(loss) ............  $ (2,720,247)   $    431,904    $  8,266,402    $ 28,644,232    $ 27,611,529
Net realized gain/(loss) on
  investment transactions ...............    51,380,726      16,530,085        (948,860)     (1,911,166)      1,094,450
Net change in unrealized appreciation/
  (depreciation) of investment
  transactions ..........................     4,624,844     (10,369,429)        402,868       3,272,397      (3,150,240)
                                           ------------    ------------    ------------    ------------    ------------
Net increase in net assets
  resulting from operations .............    53,285,323       6,592,560       7,720,410      30,005,463      25,555,739
Distributions to shareholders from:
  Net investment income:
    Class A Shares ......................          --          (354,293)     (1,278,299)    (11,458,108)    (10,340,115)
    Class B Shares ......................          --           (67,963)       (195,897)     (3,273,470)     (2,522,525)
    Class I Shares ......................          --        (3,268,236)     (6,797,219)    (13,700,499)    (14,808,315)
Net realized gains on investments:
  Class A Shares ........................   (12,252,014)           (691)           --              --              --
  Class B Shares ........................    (4,148,715)           (305)           --              --              --
  Class I Shares ........................          --            (3,613)           --              --              --
Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares ........................     4,291,201         156,335      (6,790,986)    (52,826,734)    (38,803,038)
  Class B Shares ........................    17,337,026       1,716,595      (1,129,236)    (17,569,598)     (2,994,453)
  Class I Shares ........................   157,141,454     (21,594,050)    (44,714,540)     60,774,836     210,826,187
                                           ------------    ------------    ------------    ------------    ------------
Net increase/(decrease) in net assets ...   215,654,275     (16,823,661)    (53,185,767)     (8,048,110)    166,913,480
NET ASSETS:
Beginning of year .......................   121,098,972     203,329,556     170,611,229     479,050,335     291,077,356
                                           ------------    ------------    ------------    ------------    ------------
End of year .............................  $336,753,247    $186,505,895    $117,425,462    $471,002,225    $457,990,836
                                           ============    ============    ============    ============    ============
Undistributed net investment income/
  (accumulated net investment loss/
  distributions in excess of net investment
  income) at end of year ................  $       --      $    347,911    $     37,793    $    166,896    $    217,028
                                           ============    ============    ============    ============    ============
                                                                                           CALIFORNIA
                                                                                             INSURED
                                               HIGH        TAX-EXEMPT       CALIFORNIA    INTERMEDIATE
                                               YIELD           BOND          MUNICIPAL      MUNICIPAL
                                               FUND            FUND            FUND            FUND
                                           ------------    ------------    ------------    -----------
Net investment income/(loss) ............  $ 15,778,312    $ 13,121,995    $ 19,992,726    $ 2,431,720
Net realized gain/(loss) on
  investment transactions ...............    (1,129,201)        873,538      (4,447,588)       523,038
Net change in unrealized appreciation/
  (depreciation) of investment
  transactions ..........................   (10,577,782)      3,404,854      17,708,l67      1,227,571
                                           ------------    ------------    ------------    -----------
Net increase in net assets
  resulting from operations .............     4,071,329      17,400,387      33,253,305      4,182,329
Distributions to shareholders from:
  Net investment income:
    Class A Shares ......................      (739,027)    (11,915,858)    (13,435,754)    (1,229,926)
    Class B Shares ......................    (2,511,475)     (1,173,152)     (6,395,781)    (1,201,794)
    Class I Shares ......................   (12,484,162)           --              --             --
Net realized gains on investments:
  Class A Shares ........................          --              --              --          (76,974)
  Class B Shares ........................          --              --              --          (86,506)
  Class I Shares ........................          --              --              --             --
Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares ........................     2,804,513     (44,342,808)    (43,343,707)    (2,301,750)
  Class B Shares ........................    13,248,802         799,613      21,178,631       (696,209)
  Class I Shares ........................   133,021,434            --              --             --
                                           ------------    ------------    ------------    -----------
Net increase/(decrease) in net assets ...   137,411,414     (39,231,818)     (8,743,306)    (1,410,830)
NET ASSETS:
Beginning of year .......................    71,749,011     272,873,339     417,770,096     66,753,074
                                           ------------    ------------    ------------    -----------
End of year .............................  $209,160,425    $233,641,521    $409,026,790    $65,342,244
                                           ============    ============    ============    ===========
Undistributed net investment income/
  (accumulated net investment loss/
  distributions in excess of net investment
  income) at end of year ................  $     32,695    $     84,427    $   (224,967)   $     3,028
                                           ============    ============    ============    ===========

* The Mid Cap Stock Fund commenced operations on March 1, 2000.

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS-- CAPITAL STOCK ACTIVITY

WM GROUP OF FUNDS

                                                                                                        GROWTH FUND
                                 EQUITY INCOME FUND                 GROWTH & INCOME FUND              OF THE NORTHWEST
                            ------------------------------    ------------------------------    ------------------------------
                             YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                              10/31/01         10/31/00         10/31/01         10/31/00         10/31/01         10/31/00
                            -------------    -------------    -------------    -------------    -------------    -------------
AMOUNT
 CLASS A:
  Sold ..................   $  39,667,069    $  12,787,528    $  90,136,422    $  70,706,935    $  81,101,864    $  69,646,375
  Issued as reinvestment
   of dividends .........      18,890,840       13,369,176       29,086,542       23,532,211       60,924,268       42,754,720
  Redeemed ..............     (29,976,319)     (87,605,992)    (101,764,849)    (201,198,437)     (64,481,813)     (62,107,851)
                            -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease)   $  28,581,590    $ (61,449,288)   $  17,458,115    $(106,959,291)   $  77,544,319    $  50,293,244
                            =============    =============    =============    =============    =============    =============
CLASS B:
 Sold ...................   $  33,796,993    $   4,783,795    $  28,074,694    $  45,012,532    $  33,015,612    $  33,346,302
 Issued as reinvestment
  of dividends ..........       4,557,276        3,616,538       10,462,761        7,822,052       17,178,930       10,490,966
 Redeemed ...............     (14,227,713)     (39,215,102)     (51,593,518)     (64,581,962)     (29,928,352)     (15,759,017)
                            -------------    -------------    -------------    -------------    -------------    -------------
 Net increase/(decrease)    $  24,126,556    $ (30,814,769)   $ (13,056,063)   $ (11,747,378)   $  20,266,190    $  28,078,251
                            =============    =============    =============    =============    =============    =============
CLASS I:
 Sold ...................   $ 153,326,152    $  91,459,710    $ 160,241,724    $ 205,418,753    $  39,354,976    $ 138,754,440
 Issued as reinvestment
  of dividends ..........      13,182,383          626,975       36,332,622       18,356,562       22,227,237          823,473
 Redeemed ...............      (3,554,000)         (36,400)      (6,204,500)     (23,555,746)        (742,500)         (50,400)
                            -------------    -------------    -------------    -------------    -------------    -------------
 Net increase/(decrease)    $ 162,954,535    $  92,050,285    $ 190,369,846    $ 200,219,569    $  60,839,713    $ 139,527,513
                            =============    =============    =============    =============    =============    =============

SHARES
 CLASS A:
  Sold ..................       2,594,637          876,960        3,604,407        2,778,433        2,630,467        1,934,105
Issued as reinvestment
 of dividends ...........       1,298,120          930,070        1,186,347          955,496        2,049,639        1,434,241
Redeemed ................      (1,964,117)      (6,061,461)      (4,135,533)      (7,991,703)      (2,098,760)      (1,740,957)
                            -------------    -------------    -------------    -------------    -------------    -------------
Net increase/(decrease) .       1,928,640       (4,254,431)         655,221       (4,257,774)       2,581,346        1,627,389
                            =============    =============    =============    =============    =============    =============
CLASS B:
 Sold ...................       2,211,941          332,752        1,163,233        1,820,367        1,136,101          982,544
  Issued as reinvestment
   of dividends .........         315,006          253,168          436,676          324,540          620,402          370,837
  Redeemed ..............        (941,022)      (2,726,907)      (2,163,370)      (2,605,679)      (1,070,667)        (469,890)
                            -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease)       1,585,925       (2,140,987)        (563,461)        (460,772)         685,836          883,491
                            =============    =============    =============    =============    =============    =============
CLASS I:
 Sold ...................      10,148,723        6,147,404        6,422,535        8,176,333        1,263,835        3,881,918
Issued as reinvestment
 of dividends ...........         902,770           42,051        1,484,514          739,968          745,022           27,614
Redeemed ................        (239,254)          (2,477)        (278,559)        (944,935)         (27,107)          (1,307)
                            -------------    -------------    -------------    -------------    -------------    -------------
Net increase/(decrease) .      10,812,239        6,186,978        7,628,490        7,971,366        1,981,750        3,908,225
                            =============    =============    =============    =============    =============    =============

                                                                         MID CAP                         SMALL CAP
                                     GROWTH FUND                        STOCK FUND                       STOCK FUND
                            ------------------------------    ------------------------------    ------------------------------
                             YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED        YEAR ENDED       YEAR ENDED
                              10/31/01         10/31/00         10/31/01        10/31/00(A)       10/31/01         10/31/00
                            -------------    -------------    -------------    -------------    -------------    -------------
AMOUNT
 CLASS A:
  Sold ..................   $  26,652,026    $ 388,884,321    $   5,042,947    $   2,466,287    $  40,148,218    $  62,129,618
  Issued as
   reinvestment
   of dividends .........      43,458,321       30,575,687           12,441             --         15,840,702       12,107,471
  Redeemed ..............     (68,375,356)    (342,326,973)      (1,557,793)        (236,359)     (55,847,021)     (69,945,888)
                            -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease)   $   1,734,991    $  77,133,035    $   3,497,595    $   2,229,928    $     141,899    $   4,291,201
                            =============    =============    =============    =============    =============    =============
CLASS B:
 Sold ...................      42,728,848    $ 299,273,847    $   8,150,581    $   3,888,812    $   6,236,901    $  23,786,600
 Issued as reinvestment
  of dividends ..........      63,652,245       32,331,222           18,570             --          6,956,134        4,070,608
 Redeemed ...............     (88,801,389)     (78,877,607)      (1,832,008)        (364,143)      (9,557,615)     (10,520,182)
                            -------------    -------------    -------------    -------------    -------------    -------------
 Net increase/(decrease)    $  17,579,704    $ 252,727,462    $   6,337,143    $   3,524,669    $   3,635,420    $  17,337,026
                            =============    =============    =============    =============    =============    =============
CLASS I:
 Sold ...................   $  43,679,036    $  54,016,326    $  32,489,575    $ 146,437,490    $  48,515,195    $ 157,185,854
 Issued as reinvestment
  of dividends ..........      55,067,442       50,654,249        1,006,455             --         19,257,208             --
 Redeemed ...............     (52,944,000)    (154,849,171)      (3,383,000)         (55,500)        (711,000)         (44,400)
                            -------------    -------------    -------------    -------------    -------------    -------------
 Net increase/(decrease)    $  45,802,478    $ (50,178,596)   $  30,113,030    $ 146,381,990    $  67,061,403    $ 157,141,454
                            =============    =============    =============    =============    =============    =============

SHARES
 CLASS A:
  Sold ..................       1,225,723       11,019,806          377,236          215,033        2,161,865        2,119,895
Issued as reinvestment
 of dividends ...........       1,663,579        1,004,430              992             --            769,713          581,821
Redeemed ................      (3,341,304)      (9,687,197)        (116,441)         (20,159)      (3,019,653)      (2,440,991)
                            -------------    -------------    -------------    -------------    -------------    -------------
Net increase/(decrease) .        (452,002)       2,337,039          261,787          194,874          (88,075)         260,725
                            =============    =============    =============    =============    =============    =============
CLASS B:
 Sold ...................       2,113,740        8,915,156          605,595          332,972          397,203          815,955
  Issued as reinvestment
   of dividends .........       2,620,324        1,123,538            1,490             --            366,112          207,662
  Redeemed ..............      (4,809,421)      (2,388,103)        (137,721)         (30,918)        (590,175)        (398,402)
                            -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease)         (75,357)       7,650,591          469,364          302,054          173,140          625,215
                            =============    =============    =============    =============    =============    =============
CLASS I:
 Sold ...................       2,132,480        1,582,791        2,371,098       14,005,493        3,299,483        5,607,580
Issued as reinvestment
 of dividends ...........       2,077,136        1,647,773           80,545             --            931,650             --
Redeemed ................      (3,065,163)      (4,117,925)        (259,304)          (4,586)         (50,072)          (1,578)
                            -------------    -------------    -------------    -------------    -------------    -------------
Net increase/(decrease) .       1,144,453         (887,361)       2,192,339       14,000,907        4,181,061        5,606,002
                            =============    =============    =============    =============    =============    =============

                                   INTERNATIONAL
                                    GROWTH FUND
                            ------------------------------
                             YEAR ENDED       YEAR ENDED
                              10/31/01         10/31/00
                            -------------    -------------
AMOUNT
 CLASS A:
  Sold ..................   $ 296,697,110    $  40,026,706
  Issued as reinvestment
   of dividends .........       1,580,048          348,185
  Redeemed ..............    (305,451,950)     (40,218,556)
                            -------------    -------------
  Net increase/(decrease)   $  (7,174,792)   $     156,335
                            =============    =============
CLASS B:
 Sold ...................   $     479,722    $   4,967,237
 Issued as reinvestment
  of dividends ..........         756,739           67,625
 Redeemed ...............      (2,624,663)      (3,318,267)
                            -------------    -------------
 Net increase/(decrease)    $  (1,388,202)   $   1,716,595
                            =============    =============
CLASS I:
 Sold ...................   $  28,519,455    $  41,835,841
 Issued as reinvestment
  of dividends ..........       9,090,446        3,271,849
 Redeemed ...............      (6,798,000)     (66,701,740)
                            -------------    -------------
 Net increase/(decrease)    $  30,811,901    $ (21,594,050)
                            =============    =============

SHARES
 CLASS A:
  Sold ..................      31,927,272        3,241,714
Issued as reinvestment
 of dividends ...........         154,452           27,788
Redeemed ................     (32,539,442)      (3,195,657)
                            -------------    -------------
Net increase/(decrease) .        (457,718)          73,845
                            =============    =============
CLASS B:
 Sold ...................          54,043          392,403
  Issued as reinvestment
   of dividends .........          76,054            5,502
  Redeemed ..............        (300,761)        (271,996)
                            -------------    -------------
  Net increase/(decrease)        (170,664)         125,909
                            =============    =============
CLASS I:
 Sold ...................       3,088,838        3,358,465
Issued as reinvestment
 of dividends ...........         886,008          261,957
Redeemed ................        (929,717)      (5,085,452)
                            -------------    -------------
Net increase/(decrease) .       3,045,129        1,465,030
                            =============    =============

(a) The Mid Cap Stock Fund commenced operations on March 1, 2000.

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

                                      SHORT TERM                   U.S. GOVERNMENT
                                     INCOME FUND                   SECURITIES FUND                       INCOME FUND
                            ------------------------------    ------------------------------    ------------------------------
                              YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                               10/31/01        10/31/00         10/31/01         10/31/00         10/31/01         10/31/00
                            -------------    -------------    -------------    -------------    -------------    -------------
AMOUNT
 CLASS A:
  Sold ..................   $   1,932,987    $   6,296,721    $ 172,088,638    $  13,683,764    $  19,542,131    $   9,003,576
  Issued in exchange
   for Class A Shares
   of Florida Insured
   Municipal Fund .......            --               --               --               --               --               --
  Issued as reinvestment
   of dividends .........         826,109          932,571        6,936,046        7,986,790        6,087,379        6,846,040
  Redeemed ..............      (4,987,540)     (14,020,278)    (184,049,793)     (74,497,288)     (42,574,520)     (54,652,654)
                            -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease)   $  (2,228,444)   $  (6,790,986)   $  (5,025,109)   $ (52,826,734)   $ (16,945,010)   $ (38,803,038)
                            =============    =============    =============    =============    =============    =============
CLASS B:
 Sold ...................   $   4,070,698    $   1,201,309    $  81,383,833    $  16,422,051    $  40,631,852    $  12,430,816
 Issued in exchange
  for Class B Shares
  of Florida Insured
  Municipal Fund ........            --               --               --               --               --               --
 Issued as reinvestment
  of dividends ..........         160,702          156,554        2,899,525        2,575,301        1,967,437        1,632,571
 Redeemed ...............      (1,290,007)      (2,487,099)     (16,031,207)     (36,566,950)     (11,941,688)     (17,057,840)
                            -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease)   $   2,941,393    $  (1,129,236)   $  68,252,151    $ (17,569,598)   $  30,657,601    $  (2,994,453)
                            =============    =============    =============    =============    =============    =============
CLASS I:
 Sold ...................   $  15,022,670    $   6,558,302    $  58,370,039    $  76,147,760    $  79,350,370    $ 208,480,575
  Issued as reinvestment
   of dividends .........       6,313,055        6,796,675       17,307,105       13,700,499       24,870,107       14,808,297
  Redeemed ..............      (9,288,000)     (58,069,517)     (38,338,000)     (29,073,423)     (19,290,500)     (12,462,685)
                            -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease)   $  12,047,725    $ (44,714,540)   $  37,339,144    $  60,774,836    $  84,929,977    $ 210,826,187
                            =============    =============    =============    =============    =============    =============
SHARES
 CLASS A:
  Sold ..................         819,978        2,773,313       15,887,348        1,311,611        2,120,848        1,012,026
  Issued in exchange
   for Class A Shares
   of Florida Insured
   Municipal Fund .......            --               --               --               --               --               --
  Issued as reinvestment
   of dividends .........         351,097          409,649          638,082          768,978          667,209          769,686
  Redeemed ..............      (2,123,995)      (6,166,906)     (16,983,552)      (7,174,532)      (4,664,317)      (6,141,532)
                            -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease)        (952,920)      (2,983,944)        (458,122)      (5,093,943)      (1,876,260)      (4,359,820)
                            =============    =============    =============    =============    =============    =============
CLASS B:
 Sold ...................       1,712,404          529,097        7,438,273        1,581,026        4,431,549        1,391,972
  Issued in exchange for
   Class B Shares
   of Florida Insured
   Municipal Fund .......            --               --               --               --               --               --
  Issued as reinvestment
   of dividends .........          68,156           68,763          266,189          248,079          214,665          183,004
  Redeemed ..............        (548,797)      (1,094,096)      (1,479,623)      (3,533,243)      (1,307,011)      (1,910,076)
                            -------------    -------------    -------------    -------------    -------------    -------------
Net increase/(decrease) .       1,231,763         (496,236)       6,224,839       (1,704,138)       3,339,203         (335,100)
                            =============    =============    =============    =============    =============    =============
 CLASS I:
  Sold ..................       6,346,349        2,870,381        5,369,866        7,349,701        8,717,189       23,465,719
  Issued as reinvestment
   of dividends .........       2,680,702        2,985,391        1,590,293        1,317,932        2,717,869        1,660,529
  Redeemed ..............      (3,901,121)     (25,581,567)      (3,466,890)      (2,812,172)      (2,102,543)      (1,397,599)
                            -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease)       5,125,930      (19,725,795)       3,493,269        5,855,461        9,332,515       23,728,649
                            =============    =============    =============    =============    =============    =============


                                     HIGH YIELD FUND              TAX-EXEMPT BOND FUND
                            ------------------------------    ------------------------------
                             YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                               10/31/01         10/31/00        10/31/01         10/31/00
                            -------------    -------------    -------------    -------------
AMOUNT
 CLASS A:
  Sold ..................   $   5,498,623    $   5,197,962    $  16,775,792    $   8,450,929
  Issued in exchange
   for Class A Shares
   of Florida Insured
   Municipal Fund .......            --               --          8,123,898             --
  Issued as reinvestment
   of dividends .........         310,788          290,085        7,148,817        8,237,480
  Redeemed ..............      (3,853,924)      (2,683,534)     (30,452,544)     (61,031,217)
                            -------------    -------------    -------------    -------------
  Net increase/(decrease)   $   1,955,487    $   2,804,513    $   1,595,963    $ (44,342,808)
                            =============    =============    =============    =============
CLASS B:
 Sold ...................   $  14,979,312    $  18,487,891    $  15,382,839    $   7,171,202
 Issued in exchange
  for Class B Shares
  of Florida Insured
  Municipal Fund ........            --               --          4,994,048             --
 Issued as reinvestment
  of dividends ..........       1,466,545        1,139,957          929,895          803,764
 Redeemed ...............      (9,335,728)      (6,379,046)      (5,613,756)      (7,175,353)
                            -------------    -------------    -------------    -------------
  Net increase/(decrease)   $   7,110,129    $  13,248,802    $  15,693,026    $     799,613
                            =============    =============    =============    =============
CLASS I:
 Sold ...................   $  42,124,619    $ 123,229,599             --               --
  Issued as reinvestment
   of dividends .........      21,639,531       12,484,162             --               --
  Redeemed ..............      (5,953,250)      (2,692,327)            --               --
                            -------------    -------------
  Net increase/(decrease)   $  57,810,900    $ 133,021,434             --               --
                            =============    =============
SHARES
 CLASS A:
  Sold ..................         701,477          577,391        2,196,441        1,134,991
  Issued in exchange
   for Class A Shares
   of Florida Insured
   Municipal Fund .......            --               --          1,078,362             --
  Issued as reinvestment
   of dividends .........          39,579           32,521          918,273        1,111,565
  Redeemed ..............        (489,674)        (300,357)      (3,921,709)      (8,250,914)
                            -------------    -------------    -------------    -------------
  Net increase/(decrease)         251,382          309,555          271,367       (6,004,358)
                            =============    =============    =============    =============
CLASS B:
 Sold ...................       1,874,956        2,064,229        1,996,050          966,931
  Issued in exchange for
   Class B Shares
   of Florida Insured
   Municipal Fund .......            --               --            662,918             --
  Issued as reinvestment
   of dividends .........         185,998          127,202          119,292          108,622
  Redeemed ..............      (1,177,925)        (708,334)        (721,373)        (971,903)
                            -------------    -------------    -------------    -------------
Net increase/(decrease) .         883,029        1,483,097        2,056,887          103,650
                            =============    =============    =============    =============
 CLASS I:
  Sold ..................       5,340,641       13,701,989             --               --
  Issued as reinvestment
   of dividends .........       2,762,689        1,400,327             --               --
  Redeemed ..............        (807,619)        (301,066)            --               --
                            -------------    -------------
  Net increase/(decrease)       7,295,711       14,801,250             --               --
                            =============    =============

                                       CALIFORNIA                   CALIFORNIA INSURED
                                     MUNICIPAL FUND            INTERMEDIATE MUNICIPAL FUND
                            ------------------------------    ------------------------------
                             YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                              10/31/01         10/31/00         10/31/01         10/31/00
                            -------------    -------------    -------------    -------------
AMOUNT
 CLASS A:
  Sold ..................   $  63,725,006    $  24,021,140    $  13,505,835    $   4,751,875
  Issued in exchange
   for Class A Shares
   of Florida Insured
   Municipal Fund .......            --               --               --               --
  Issued as reinvestment
   of dividends .........       8,204,693        8,634,573        1,172,007          939,517
  Redeemed ..............     (42,794,611)     (75,999,420)      (5,573,791)      (7,993,142)
                            -------------    -------------    -------------    -------------
  Net increase/(decrease)   $  29,135,088    $ (43,343,707)   $   9,104,051    $  (2,301,750)
                            =============    =============    =============    =============
CLASS B:
 Sold ...................   $  83,400,021    $  48,763,099    $  18,973,977    $   7,798,908
 Issued in exchange
  for Class B Shares
  of Florida Insured
  Municipal Fund ........            --               --               --               --
 Issued as reinvestment
  of dividends ..........       5,054,455        4,255,234        1,222,281          960,503
 Redeemed ...............     (20,328,183)     (31,839,702)      (5,882,225)      (9,455,620)
                            -------------    -------------    -------------    -------------
  Net increase/(decrease)   $  68,126,293    $  21,178,631    $  14,314,033    $    (696,209)
                            =============    =============    =============    =============
CLASS I:
 Sold ...................            --               --               --               --
  Issued as reinvestment
   of dividends .........            --               --               --               --
  Redeemed ..............            --               --               --               --
  Net increase/(decrease)            --               --               --               --
SHARES
 CLASS A:
  Sold ..................       5,752,950        2,262,579        1,247,462          455,965
  Issued in exchange
   for Class A Shares
   of Florida Insured
   Municipal Fund .......            --               --               --               --
  Issued as reinvestment
   of dividends .........         743,304          822,916          109,421           90,531
  Redeemed ..............      (3,859,023)      (7,267,414)        (518,625)        (775,039)
                            -------------    -------------    -------------    -------------
  Net increase/(decrease)       2,637,231       (4,181,919)         838,258         (228,543)
                            =============    =============    =============    =============
CLASS B:
 Sold ...................       7,518,763        4,622,197        1,752,069          751,427
  Issued in exchange for
   Class B Shares
   of Florida Insured
   Municipal Fund .......            --               --               --               --
  Issued as reinvestment
   of dividends .........         457,689          405,076          114,244           92,523
  Redeemed ..............      (1,838,171)      (3,043,753)        (548,224)        (914,730)
                            -------------    -------------    -------------    -------------
Net increase/(decrease) .       6,138,281        1,983,520        1,318,089          (70,780)
                            =============    =============    =============    =============
 CLASS I:
  Sold ..................            --               --               --               --
  Issued as reinvestment
   of dividends .........            --               --               --               --
  Redeemed ..............            --               --               --               --
  Net increase/(decrease)            --               --               --               --

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                    INCOME FROM INVESTMENT OPERATIONS
                                                         ---------------------------------------------------




                                                                              NET REALIZED
                                    NET ASSET VALUE,                         AND UNREALIZED       TOTAL FROM
                                      BEGINNING OF       NET INVESTMENT      GAIN/(LOSS) ON       INVESTMENT
                                         PERIOD           INCOME/(LOSS)        INVESTMENTS        OPERATIONS
                                    ----------------     --------------      --------------       ----------
EQUITY INCOME FUND

CLASS A
10/31/01                               $  15.59            $   0.48(5)         $   0.37            $   0.85
10/31/00                                  14.60                0.49(5)             1.42                1.91
10/31/99                                  14.02                0.41                0.61                1.02
10/31/98                                  16.13                0.45(5)             0.21(6)             0.66
10/31/97                                  14.71                0.50                2.37                2.87

CLASS B
10/31/01                                  15.52                0.35(5)             0.38                0.73
10/31/00                                  14.53                0.37(5)             1.42                1.79
10/31/99                                  13.96                0.27                0.63                0.90
10/31/98                                  16.10                0.33(5)             0.19(6)             0.52
10/31/97                                  14.69                0.39                2.36                2.75

CLASS I
10/31/01                                  15.59                0.54(5)             0.35                0.89
10/31/00(3)                               14.47                0.11(5)             1.13                1.24

GROWTH & INCOME FUND

CLASS A
10/31/01                               $  27.11            $   0.10            $  (3.63)           $  (3.53)
10/31/00                                  24.61                0.06                3.30                3.36
10/31/99                                  19.99                0.09(5)             4.62                4.71
10/31/98                                  21.01                0.11(5)             1.43                1.54
10/31/97                                  17.26                0.12                4.98                5.10

CLASS B
10/31/01                                  26.49               (0.13)              (3.52)              (3.65)
10/31/00                                  24.24               (0.17)               3.25                3.08
10/31/99                                  19.77               (0.09)(5)            4.56                4.47
10/31/98                                  20.85               (0.07)(5)            1.46                1.39
10/31/97                                  17.17               (0.02)               4.93                4.91

CLASS I
10/31/01                                  27.16                0.18               (3.64)              (3.46)
10/31/00                                  24.65                0.14                3.31                3.45
10/31/99                                  20.03                0.16(5)             4.61                4.77
10/31/98(4)                               21.42                0.11(5)            (1.43)(6)           (1.32)

                                                    LESS DISTRIBUTIONS
                                  ------------------------------------------------------




                                                        DISTRIBUTIONS
                                  DIVIDENDS FROM           FROM
                                  NET INVESTMENT        NET REALIZED          TOTAL          NET ASSET VALUE,
                                     INCOME             CAPITAL GAINS      DISTRIBUTIONS      END OF PERIOD        TOTAL RETURN(1)
                                  --------------        -------------      -------------     ----------------      ---------------
EQUITY INCOME FUND

CLASS A
10/31/01                            $  (0.46)           $  (1.13)           $  (1.59)           $  14.85                5.92%
10/31/00                               (0.48)              (0.44)              (0.92)              15.59               13.73%
10/31/99                               (0.40)              (0.04)              (0.44)              14.60                7.36%
10/31/98                               (0.45)              (2.32)              (2.77)              14.02                4.03%
10/31/97                               (0.51)              (0.94)              (1.45)              16.13               20.81%

CLASS B
10/31/01                               (0.34)              (1.13)              (1.47)              14.78                5.09%
10/31/00                               (0.36)              (0.44)              (0.80)              15.52               12.84%
10/31/99                               (0.29)              (0.04)              (0.33)              14.53                6.46%
10/31/98                               (0.34)              (2.32)              (2.66)              13.96                3.12%
10/31/97                               (0.40)              (0.94)              (1.34)              16.10               19.86%

CLASS I
10/31/01                               (0.50)              (1.13)              (1.63)              14.85                6.26%
10/31/00(3)                            (0.12)               --                 (0.12)              15.59                8.63%

GROWTH & INCOME FUND
CLASS A
10/31/01                            $  (0.07)           $  (1.17)           $  (1.24)           $  22.34              (13.40)%
10/31/00                               (0.03)              (0.83)              (0.86)              27.11               13.95%
10/31/99                               (0.09)              (0.00)(7)           (0.09)              24.61               23.57%
10/31/98                               (0.09)              (2.47)              (2.56)              19.99                7.38%
10/31/97                               (0.14)              (1.21)              (1.35)              21.01               31.24%

CLASS B
10/31/01                                --                 (1.17)              (1.17)              21.67              (14.20)%
10/31/00                                --                 (0.83)              (0.83)              26.49               13.01%
10/31/99                                --                  --                  --                 24.24               22.61%
10/31/98                               (0.00)(7)           (2.47)              (2.47)              19.77                6.60%
10/31/97                               (0.02)              (1.21)              (1.23)              20.85               30.20%

CLASS I
10/31/01                               (0.14)              (1.17)              (1.31)              22.39              (13.12)%
10/31/00                               (0.11)              (0.83)              (0.94)              27.16               14.35%
10/31/99                               (0.15)              (0.00)(7)           (0.15)              24.65               23.87%
10/31/98(4)                            (0.07)               --                 (0.07)              20.03               (6.18)%


                                                        RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                          ----------------------------------------------------------------------------------------------------
                                                                                                         RATIO OF OPERATING
                                                                                                         EXPENSES TO AVERAGE
                                                                                                          NET ASSETS WITHOUT
                                                                     RATIO OF NET                        FEE WAIVERS EXPENSES
                                                   RATIO OF          INVESTMENT                         REIMBURSED AND/OR FEES
                            NET ASSETS,       OPERATING EXPENSES       INCOME/                            REDUCED BY CREDITS
                          END OF PERIOD           TO AVERAGE          (LOSS) TO             PORTFOLIO       ALLOWED BY THE
                            (IN 000'S)           NET ASSETS(2)    AVERAGE NET ASSETS      TURNOVER RATE       CUSTODIAN
                          -------------       ------------------  ------------------      ------------- ----------------------
EQUITY INCOME FUND

CLASS A
10/31/01                     $211,445                0.96%               3.17%                 17%               0.97%
10/31/00                      191,850                1.05%               3.39%                 84%               1.05%
10/31/99                      241,746                1.05%               2.61%                 45%               --
10/31/98                      298,651                0.97%               3.09%                 80%               --
10/31/97                      307,018                0.99%               3.31%                 54%               --

CLASS B
10/31/01                       68,549                1.81%               2.32%                 17%               1.82%
10/31/00                       47,386                1.85%               2.59%                 84%               1.85%
10/31/99                       75,485                1.84%               1.82%                 45%               --
10/31/98                       74,542                1.76%               2.30%                 80%               --
10/31/97                       46,556                1.79%               2.48%                 54%               --

CLASS I
10/31/01                      252,453                0.64%               3.49%                 17%               0.65%
10/31/00(3)                    96,436                0.72%(8)            3.72%(8)              84%               0.72%(8)

GROWTH & INCOME FUND

CLASS A
10/31/01                     $560,226                0.92%               0.40%                 35%               0.92%
10/31/00                      662,086                0.94%               0.21%                 35%               0.94%
10/31/99                      705,835                1.00%               0.37%                 47%               --
10/31/98                      502,115                0.94%               0.52%                 79%               --
10/31/97                      299,928                1.05%               0.66%                 71%               --

CLASS B
10/31/01                      186,247                1.82%              (0.50)%                35%               1.82%
10/31/00                      242,611                1.78%              (0.63)%                35%               1.78%
10/31/99                      233,216                1.76%              (0.39)%                47%               1.84%
10/31/98                      117,063                1.79%              (0.33)%                79%               --
10/31/97                       49,994                1.88%              (0.19)%                71%               --

CLASS I
10/31/01                      768,550                0.58%               0.74%                 35%               0.58%
10/31/00                      725,241                0.60%               0.55%                 35%               0.60%
10/31/99                      461,629                0.67%               0.70%                 47%               --
10/31/98(4)                   185,528                0.62%(8)            0.84%(8)              79%               --

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                INCOME FROM INVESTMENT OPERATIONS
                                     ---------------------------------------------------





                                                         NET REALIZED
                 NET ASSET VALUE,                       AND UNREALIZED        TOTAL FROM
                  BEGINNING OF       NET INVESTMENT     GAIN/(LOSS) ON        INVESTMENT
                    PERIOD            INCOME/(LOSS)       INVESTMENTS         OPERATIONS
                 ----------------    --------------     --------------        ----------

GROWTH FUND OF THE NORTHWEST

CLASS A
10/31/01           $  36.23            $   0.11            $  (2.35)           $  (2.24)
10/31/00              32.04                0.10(5)             8.22                8.32
10/31/99              20.37               (0.05)              11.72               11.67
10/31/98              25.92               (0.02)(5)           (0.76)              (0.78)
10/31/97              19.69               (0.02)               8.13                8.11

CLASS B
10/31/01              34.12               (0.15)              (2.19)              (2.34)
10/31/00              30.63               (0.19)(5)            7.81                7.62
10/31/99              19.64               (0.25)              11.24               10.99
10/31/98              25.34               (0.20)(5)           (0.73)              (0.93)
10/31/97              19.45               (0.08)               7.85                7.77

CLASS I
10/31/01              36.34                0.20               (2.34)              (2.14)
10/31/00              32.04                0.22(5)             8.21                8.43
10/31/99(9)           29.72                0.01                2.31                2.32

GROWTH FUND

CLASS A
10/31/01           $  32.78            $  (0.09)(5)        $ (13.13)           $ (13.22)
10/31/00              29.71               (0.14)(5)            7.04                6.90
10/31/99              17.64               (0.21)(5)           14.11               13.90
10/31/98(10)          18.46               (0.07)(5)           (0.75)              (0.82)
06/30/98              14.90               (0.15)(5)            4.99                4.84
06/30/97              15.69               (0.03)(5)            1.58                1.55

CLASS B
10/31/01              30.78               (0.24)(5)          (12.24)             (12.48)
10/31/00              28.29               (0.38)(5)            6.70                6.32
10/31/99              16.99               (0.38)(5)           13.51               13.13
10/31/98(10)          17.82               (0.12)(5)           (0.71)              (0.83)
06/30/98              14.53               (0.25)(5)            4.82                4.57
06/30/97              15.47               (0.14)(5)            1.54                1.40

CLASS I
10/31/01              33.23                0.02(5)           (13.31)             (13.29)
10/31/00              29.96                0.01(5)             7.09                7.10
10/31/99              17.76               (0.11)(5)           14.14               14.03
10/31/98(10)          18.56               (0.05)(5)           (0.75)              (0.80)
06/30/98              14.94               (0.10)(5)            5.00                4.90
06/30/97(11)          14.21                0.00(5)(7)          3.07                3.07

                                             LESS DISTRIBUTIONS
                 ---------------------------------------------------------------------------





                                       DISTRIBUTIONS
                 DIVIDENDS FROM            FROM            DISTRIBUTIONS
                  NET INVESTMENT        NET REALIZED           FROM                TOTAL          NET ASSET VALUE,
                      INCOME           CAPITAL GAINS         CAPITAL           DISTRIBUTIONS       END OF PERIOD
                 ---------------       -------------       -------------       -------------      ----------------

GROWTH FUND OF THE NORTHWEST

CLASS A
10/31/01             $  (0.03)           $  (5.07)           $   --              $  (5.10)           $  28.89
10/31/00                 --                 (4.13)               --                 (4.13)              36.23
10/31/99                 --                  --                  --                  --                 32.04
10/31/98                 --                 (4.74)              (0.03)              (4.77)              20.37
10/31/97                 --                 (1.88)               --                 (1.88)              25.92

CLASS B
10/31/01                 --                 (5.07)               --                 (5.07)              26.71
10/31/00                 --                 (4.13)               --                 (4.13)              34.12
10/31/99                 --                  --                  --                  --                 30.63
10/31/98                 --                 (4.74)              (0.03)              (4.77)              19.64
10/31/97                 --                 (1.88)               --                 (1.88)              25.34

CLASS I
10/31/01             $  (0.13)              (5.07)               --                 (5.20)              29.00
10/31/00                 --                 (4.13)               --                 (4.13)              36.34
10/31/99(9)              --                  --                  --                  --                 32.04

GROWTH FUND

CLASS A
10/31/01             $  (0.20)           $  (4.13)           $   --              $  (4.33)           $  15.23
10/31/00                 --                 (3.83)               --                 (3.83)              32.78
10/31/99                 --                 (1.83)               --                 (1.83)              29.71
10/31/98(10)             --                  --                  --                  --                 17.64
06/30/98                 --                 (1.28)               --                 (1.28)              18.46
06/30/97                 --                 (2.34)               --                 (2.34)              14.90

CLASS B
10/31/01                (0.04)              (4.13)               --                 (4.17)              14.13
10/31/00                 --                 (3.83)               --                 (3.83)              30.78
10/31/99                 --                 (1.83)               --                 (1.83)              28.29
10/31/98(10)             --                  --                  --                  --                 16.99
06/30/98                 --                 (1.28)               --                 (1.28)              17.82
06/30/97                 --                 (2.34)               --                 (2.34)              14.53

CLASS I
10/31/01                (0.33)              (4.13)               --                 (4.46)              15.48
10/31/00                 --                 (3.83)               --                 (3.83)              33.23
10/31/99                 --                 (1.83)               --                 (1.83)              29.96
10/31/98(10)             --                  --                  --                  --                 17.76
06/30/98                 --                 (1.28)               --                 (1.28)              18.56
06/30/97(11)             --                 (2.34)               --                 (2.34)              14.94

                                                           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                ---------------------------------------------------------------------------------------------------
                                                                                                               RATIO OF OPERATING
                                                                                                              EXPENSES TO AVERAGE
                                                                                                                   NET ASSETS
                                                                                                              WITHOUT FEE WAIVERS,
                                                                                                              EXPENSES REIMBURSED
                                                       RATIO OF             RATIO OF                              AND/OR FEES
                                 NET ASSETS,      OPERATING EXPENSES      NET INVESTMENT                        REDUCED BY CREDITS
                                END OF PERIOD         TO AVERAGE         INCOME/(LOSS) TO          PORTFOLIO      ALLOWED BY THE
               TOTAL RETURN(1)   (IN 000'S)           NET ASSETS(2)      AVERAGE NET ASSETS      TURNOVER RATE       CUSTODIAN
               ---------------  -------------     ------------------     ------------------      ------------- --------------------

GROWTH FUND OF THE NORTHWEST

CLASS A
10/31/01          (6.55)%          $427,215                1.01%               0.38%                 27%               1.01%
10/31/00          28.73%            442,253                1.02%               0.27%                 42%               1.02%
10/31/99          57.29%            338,980                1.15%              (0.21)%                41%               1.15%
10/31/98          (4.81)%           243,126                1.10%              (0.09)%                39%               1.10%
10/31/97          44.47%            256,908                1.05%              (0.08)%                37%               1.11%

CLASS B
10/31/01          (7.40)%           109,655                1.89%              (0.50)%                27%               1.89%
10/31/00          27.67%            116,672                1.84%              (0.55)%                42%               1.84%
10/31/99          55.96%             77,658                1.99%              (1.05)%                41%               1.99%
10/31/98          (5.63)%            47,106                1.95%              (0.94)%                39%               1.95%
10/31/97          43.17%             39,627                1.91%              (0.96)%                37%               1.97%

CLASS I
10/31/01          (6.22)%           176,303                0.68%               0.71%                 27%               0.68%
10/31/00          29.11%            148,954                0.70%               0.59%                 42%               0.70%
10/31/99(9)        7.81%              6,102                0.81%(8)            0.13%(8)              41%               0.81%(8)

GROWTH FUND

CLASS A
10/31/01         (45.77)%          $151,893                1.52%              (0.43)%                99%               1.52%
10/31/00          24.21%            341,777                1.30%              (0.39)%                92%               1.36%
10/31/99          84.96%            240,363                1.27%              (0.84)%               119%               1.46%
10/31/98(10)      (4.44)%           104,775                1.69%(8)        (1.21)%(8)                24%               --
06/30/98          35.43%            112,153                1.66%              (0.91)%               153%               --
06/30/97          10.88%            111,187                1.70%              (0.22)%               156%               --

CLASS B
10/31/01         (46.19)%           220,108                2.31%              (1.22)%                99%               2.31%
10/31/00          23.28%            481,935                2.05%              (1.14)%                92%               2.11%
10/31/99          83.57%            226,507                2.03%              (1.60)%               119%               2.25%
10/31/98(10)      (4.66)%            39,379                2.54%(8)        (2.06)%(8)                24%               --
06/30/98          34.43%             38,390                2.46%              (1.70)%               153%               --
06/30/97           9.99%             30,397                2.45%              (0.97)%               156%               --

CLASS I
10/31/01         (45.50)%           203,646                1.00%               0.09%                 99%               1.00%
10/31/00          24.73%            399,028                0.90%               0.01%                 92%               0.96%
10/31/99          85.13%            386,367                0.87%              (0.44)%               119%               1.06%
10/31/98(10)      (4.31)%           119,351                1.26%(8)        (0.78)%(8)                24%               --
06/30/98          35.75%            115,729                1.36%              (0.61)%               153%               --
06/30/97(11)      22.73%            126,986                1.45%(8)            0.03%(8)             156%               --


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     INCOME FROM INVESTMENT OPERATIONS
                                            ------------------------------------------------




                                                              NET REALIZED
                       NET ASSET VALUE,                      AND UNREALIZED       TOTAL FROM
                        BEGINNING OF        NET INVESTMENT   GAIN/(LOSS) ON       INVESTMENT
                          PERIOD            INCOME/(LOSS)      INVESTMENTS        OPERATIONS
                       ---------------      --------------   --------------       ----------
MID CAP STOCK FUND

CLASS A
10/31/01                $  12.58            $  (0.03)(5)        $   1.00            $   0.97
10/31/00(12)               10.00               (0.02)(5)            2.60                2.58
CLASS B

10/31/01                   12.51               (0.15)(5)            1.00                0.85
10/31/00(12)               10.00               (0.08)(5)            2.59                2.51

CLASS I
10/31/01                   12.62                0.04(5)             1.00                1.04
10/31/00(12)               10.00                0.02(5)             2.60                2.62

SMALL CAP STOCK FUND

CLASS A
10/31/01                $  26.67            $  (0.20)           $  (9.56)           $  (9.76)
10/31/00                   19.61               (0.27)(5)           10.01                9.74
10/31/99                   16.25               (0.20)(5)            6.36                6.16
10/31/98(10)               19.49               (0.08)(5)           (3.16)              (3.24)
06/30/98                   18.28               (0.22)(5)            2.50                2.28
06/30/97                   20.17               (0.21)(5)           (0.18)              (0.39)

CLASS B
10/31/01                   24.93               (0.32)              (8.84)              (9.16)
10/31/00                   18.61               (0.47)(5)            9.47                9.00
10/31/99                   15.67               (0.34)(5)            6.08                5.74
10/31/98(10)               18.86               (0.13)(5)           (3.06)              (3.19)
06/30/98                   17.85               (0.36)(5)            2.44                2.08
06/30/97                   19.88               (0.34)(5)           (0.19)              (0.53)

CLASS I
10/31/01                   26.77               (0.06)              (9.66)              (9.72)
10/31/00(13)               24.98               (0.15)(5)            1.94                1.79

                                         LESS DISTRIBUTIONS
                       --------------------------------------------------------




                                              DISTRIBUTIONS
                       DIVIDENDS FROM             FROM
                       NET INVESTMENT         NET REALIZED            TOTAL            NET ASSET VALUE,
                            INCOME            CAPITAL GAINS       DISTRIBUTIONS         END OF PERIOD        TOTAL RETURN(1)
                       --------------         -------------       -------------        ----------------      ---------------
MID CAP STOCK FUND

CLASS A
10/31/01                     $   --              $  (0.05)           $  (0.05)           $  13.50                7.71%
10/31/00(12)                     --                  --                  --                 12.58               25.80%
CLASS B

10/31/01                         --                 (0.05)              (0.05)              13.31                6.79%
10/31/00(12)                     --                  --                  --                 12.51               25.10%

CLASS I
10/31/01                        (0.02)              (0.05)              (0.07)              13.59                8.29%
10/31/00(12)                     --                  --                  --                 12.62               26.20%

SMALL CAP STOCK FUND

CLASS A
10/31/01                     $   --              $  (3.31)           $  (3.31)           $  13.60              (40.84)%
10/31/00                         --                 (2.68)              (2.68)              26.67               53.57%
10/31/99                         --                 (2.80)              (2.80)              19.61               42.60%
10/31/98(10)                     --                  --                  --                 16.25              (16.62)%
06/30/98                         --                 (1.07)              (1.07)              19.49               12.95%
06/30/97                         --                 (1.50)              (1.50)              18.28               (1.50)%

CLASS B
10/31/01                         --                 (3.31)              (3.31)              12.46              (41.35)%
10/31/00                         --                 (2.68)              (2.68)              24.93               52.34%
10/31/99                         --                 (2.80)              (2.80)              18.61               41.32%
10/31/98(10)                     --                  --                  --                 15.67              (16.87)%
06/30/98                         --                 (1.07)              (1.07)              18.86               12.05%
06/30/97                         --                 (1.50)              (1.50)              17.85               (2.26)%

CLASS I
10/31/01                         --                 (3.31)              (3.31)              13.74              (40.49)%
10/31/00(13)                     --                  --                  --                 26.77                7.21%

                                                      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                       ---------------------------------------------------------------------------------------------------
                                                                                                     RATIO OF OPERATING
                                                                                                   EXPENSES TO AVERAGE
                                                                                                    NET ASSETS WITHOUT
                                              RATIO OF          RATIO OF NET                        FEE WAIVERS, EXPENSES
                                             OPERATING           INVESTMENT                         REIMBURSED AND/OR FEES
                         NET ASSETS,          EXPENSES          INCOME/(LOSS)                        REDUCED BY CREDITS
                       END OF PERIOD         TO AVERAGE          TO AVERAGE           PORTFOLIO        ALLOWED BY THE
                        (IN 000'S)          NET ASSETS(2)        NET ASSETS         TURNOVER RATE         CUSTODIAN
                       -------------        ------------        ------------        -------------  -----------------------
MID CAP STOCK FUND

CLASS A
10/31/01                $  6,165                1.36%              (0.25)%                33%               1.36%
10/31/00(12)               2,451                1.40%(8)           (0.29)%(8)              9%               1.40%(8)
CLASS B

10/31/01                  10,271                2.17%              (1.06)%                33%               2.17%
10/31/00(12)               3,778                2.16%(8)           (1.05)%(8)              9%               2.16%(8)

CLASS I
10/31/01                 220,052                0.81%               0.30%                 33%               0.81%
10/31/00(12)             176,653                0.88%(8)            0.23%(8)               9%               0.88%(8)

SMALL CAP STOCK FUND

CLASS A
10/31/01                $ 66,262                1.52%              (1.03)%                46%               1.52%
10/31/00                 132,274                1.42%              (0.96)%                49%               1.43%
10/31/99                  92,130                1.78%              (1.16)%                45%               1.94%
10/31/98(10)              88,502                1.88%(8)           (1.43)%(8)             20%               1.89%(8)
06/30/98                 118,473                1.66%              (1.10)%               112%               1.66%
06/30/97                 165,719                1.64%              (1.17)%                81%               1.64%

CLASS B
10/31/01                  29,346                2.42%              (1.93)%                46%               2.42%
10/31/00                  54,407                2.24%              (1.78)%                49%               2.25%
10/31/99                  28,969                2.70%              (2.08)%                45%               2.86%
10/31/98(10)              22,172                2.84%(8)           (2.39)%(8)             20%               2.85%(8)
06/30/98                  28,540                2.47%              (1.92)%               112%               2.47%
06/30/97                  29,123                2.39%              (1.92)%                81%               2.39%

CLASS I
10/31/01                 134,462                0.97%              (0.48)%                46%               0.97%
10/31/00(13)             150,073                0.98%(8)        (0.52)%(8)                49%               0.99%(8)

                       See Notes to Financial Statements.

fINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                INCOME FROM INVESTMENT OPERATIONS
                                     ---------------------------------------------------





                                                         NET REALIZED
                 NET ASSET VALUE,                       AND UNREALIZED        TOTAL FROM
                  BEGINNING OF       NET INVESTMENT     GAIN/(LOSS) ON        INVESTMENT
                    PERIOD            INCOME/(LOSS)       INVESTMENTS         OPERATIONS
                 ----------------    --------------     --------------        ----------

INTERNATIONAL GROWTH FUND

CLASS A
10/31/01           $  10.97            $  (0.02)           $  (2.67)           $  (2.69)
10/31/00              11.14               (0.03)(5)            0.00(7)            (0.03)
10/31/99               8.86                0.01(5)             2.65                2.66
10/31/98(10)          10.20               (0.02)(5)           (1.32)              (1.34)
06/30/98              11.85                0.05(5)            (0.67)              (0.62)
06/30/97              10.49                0.04(5)             1.55                1.59

CLASS B
10/31/01              10.70               (0.10)              (2.58)              (2.68)
10/31/00              10.87               (0.12)(5)            0.02               (0.10)
10/31/99               8.72               (0.08)(5)            2.60                2.52
10/31/98(10)          10.07               (0.05)(5)           (1.30)              (1.35)
06/30/98              11.70               (0.04)(5)           (0.64)              (0.68)
06/30/97              10.39               (0.04)(5)            1.53                1.49

CLASS I
10/31/01              11.00                0.04               (2.68)              (2.64)
10/31/00              11.16                0.05(5)             0.00(7)             0.05
10/31/99               8.83                0.07(5)             2.65                2.72
10/31/98(10)          10.16                0.00(5)(7)         (1.33)              (1.33)
06/30/98              11.82                0.09(5)            (0.69)              (0.60)
06/30/97(11)           9.88                0.06(5)             2.15                2.21

SHORT TERM INCOME FUND

CLASS A
10/31/01           $   2.29            $   0.13            $   0.12            $   0.25
10/31/00               2.29                0.13               (0.00)(7)            0.13
10/31/99               2.35                0.13(5)            (0.06)               0.07
10/31/98(10)           2.32                0.04                0.03                0.07
06/30/98               2.32                0.13                0.00(7)             0.13
06/30/97               2.32                0.14                0.00(7)             0.14

CLASS B
10/31/01               2.29                0.12                0.12                0.24
10/31/00               2.29                0.11               (0.00)(7)            0.11
10/31/99               2.35                0.10(5)            (0.06)               0.04
10/31/98(10)           2.32                0.04                0.03                0.07
06/30/98               2.32                0.12                0.00(7)             0.12
06/30/97               2.32                0.12                0.00(7)             0.12

CLASS I
10/31/01               2.29                0.15                0.12                0.27
10/31/00               2.29                0.14               (0.00)(7)            0.14
10/31/99               2.35                0.13(5)            (0.06)               0.07
10/31/98(10)           2.32                0.04                0.03                0.07
06/30/98               2.32                0.14                0.00(7)             0.14
06/30/97(11)           2.32                0.14                0.00(7)             0.14

                                             LESS DISTRIBUTIONS
                 ---------------------------------------------------------------------------





                                       DISTRIBUTIONS
                  DIVIDENDS FROM           FROM            DISTRIBUTIONS
                  NET INVESTMENT        NET REALIZED           FROM                TOTAL          NET ASSET VALUE,
                      INCOME           CAPITAL GAINS         CAPITAL           DISTRIBUTIONS       END OF PERIOD
                 ---------------       -------------       -------------       -------------      ----------------

INTERNATIONAL GROWTH FUND

CLASS A
10/31/01             $  (0.01)           $   (066)           $   --              $  (0.67)           $   7.61
10/31/00                (0.14)              (0.00)(7)            --                 (0.14)              10.97
10/31/99                (0.27)              (0.11)               --                 (0.38)              11.14
10/31/98(10)             --                  --                  --                  --                  8.86
06/30/98                (0.53)              (0.50)               --                 (1.03)              10.20
06/30/97                (0.13)              (0.10)               --                 (0.23)              11.85

CLASS B
10/31/01                (0.01)              (0.66)               --                 (0.67)               7.35
10/31/00                (0.07)              (0.00)(7)            --                 (0.07)              10.70
10/31/99                (0.26)              (0.11)               --                 (0.37)              10.87
10/31/98(10)             --                  --                  --                  --                  8.72
06/30/98                (0.45)              (0.50)               --                 (0.95)              10.07
06/30/97                (0.08)              (0.10)               --                 (0.18)              11.70

CLASS I
10/31/01                (0.01)              (0.66)               --                 (0.67)               7.69
10/31/00                (0.21)              (0.00)(7)            --                 (0.21)              11.00
10/31/99                (0.28)              (0.11)               --                 (0.39)              11.16
10/31/98(10)             --                  --                  --                  --                  8.83
06/30/98                (0.56)              (0.50)               --                 (1.06)              10.16
06/30/97(11)            (0.17)              (0.10)               --                 (0.27)              11.82

SHORT TERM INCOME FUND

CLASS A
10/31/01             $  (0.13)           $   --              $   --              $  (0.13)           $   2.41
10/31/00                (0.13)               --                  --                 (0.13)               2.29
10/31/99                (0.13)               --                  --                 (0.13)               2.29
10/31/98(10)            (0.04)               --                  --                 (0.04)               2.35
06/30/98                (0.13)               --                 (0.00)(7)           (0.13)               2.32
06/30/97                (0.14)               --                  --                 (0.14)               2.32

CLASS B
10/31/01                (0.12)               --                  --                 (0.12)               2.41
10/31/00                (0.11)               --                  --                 (0.11)               2.29
10/31/99                (0.10)               --                  --                 (0.10)               2.29
10/31/98(10)            (0.04)               --                  --                 (0.04)               2.35
06/30/98                (0.12)               --                 (0.00)(7)           (0.12)               2.32
06/30/97                (0.12)               --                  --                 (0.12)               2.32

CLASS I
10/31/01                (0.15)               --                  --                 (0.15)               2.41
10/31/00                (0.14)               --                  --                 (0.14)               2.29
10/31/99                (0.13)               --                  --                 (0.13)               2.29
10/31/98(10)            (0.04)               --                  --                 (0.04)               2.35
06/30/98                (0.14)               --                 (0.00)(7)           (0.14)               2.32
06/30/97(11)            (0.14)               --                  --                 (0.14)               2.32

                                                             RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                  --------------------------------------------------------------------------------------------------
                                                                                                                 RATIO OF OPERATING
                                                                                                                EXPENSES TO AVERAGE
                                                                                                                     NET ASSETS
                                                                                                                WITHOUT FEE WAIVERS,
                                                                                                                EXPENSES REIMBURSED
                                                         RATIO OF             RATIO OF                              AND/OR FEES
                                   NET ASSETS,      OPERATING EXPENSES      NET INVESTMENT                        REDUCED BY CREDITS
                                  END OF PERIOD         TO AVERAGE         INCOME/(LOSS) TO          PORTFOLIO      ALLOWED BY THE
                 TOTAL RETURN(1)   (IN 000'S)           NET ASSETS(2)      AVERAGE NET ASSETS      TURNOVER RATE       CUSTODIAN
                 ---------------  -------------     ------------------     ------------------      ------------- -------------------

INTERNATIONAL GROWTH FUND

CLASS A
10/31/01           (25.99)%          $ 16,636                1.93%              (0.25)%                27%               1.93%
10/31/00            (0.43)%            28,997                1.78%              (0.25)%                37%               1.78%
10/31/99            31.15%             28,618                1.88%               0.13%                164%               1.89%
10/31/98(10)       (13.14)%            30,117                1.86%(8)        (0.50)%(8)                41%               1.86%(8)
06/30/98            (4.19)%            38,281                1.67%               0.50%                118%               1.67%
06/30/97            15.50%             57,776                1.65%               0.35%                 67%               1.65%

CLASS B
10/31/01           (26.68)%             7,172                2.74%              (1.06)%                27%               2.74%
10/31/00            (1.03)%            12,272                2.48%              (0.95)%                37%               2.48%
10/31/99            29.87%             11,101                2.80%              (0.79)%               164%               2.81%
10/31/98(10)       (13.41)%             3,552                2.97%(8)        (1.61)%(8)                41%               2.97%(8)
06/30/98            (4.95)%             4,294                2.94%              (0.35)%               118%               2.94%
06/30/97            14.66%              4,876                2.40%              (0.40)%                67%               2.40%

CLASS I
10/31/01           (25.53)%           124,886                1.18%               0.50%                 27%               1.18%
10/31/00             0.26%            145,176                1.14%               0.39%                 37%               1.14%
10/31/99            31.98%            163,610                1.28%               0.73%                164%               1.29%
10/31/98(10)       (13.09)%            98,554                1.32%(8)            0.04%(8)              41%               1.32%(8)
06/30/98            (3.98)%           108,521                1.36%               0.81%                118%               1.36%
06/30/97(11)        22.76%             95,512                1.40%(8)            0.60%(8)              67%               1.40%(8)

SHORT TERM INCOME FUND

CLASS A
10/31/01            11.31%           $ 18,929                0.83%               5.63%                 27%               1.15%
10/31/00            (5.70)%            20,224                0.99%               5.55%                 14%               1.29%
10/31/99             2.84%             27,059                0.82%               5.22%                 85%               1.16%
10/31/98(10)         3.11%             32,748                0.82%(8)            5.44%(8)              19%               1.40%(8)
06/30/98             5.91%             35,551                0.86%               5.71%                138%               1.32%
06/30/97             6.15%             13,685                0.82%               6.50%                 51%               1.45%

CLASS B
10/31/01            10.52%              6,595                1.54%               4.92%                 27%               1.86%
10/31/00             5.12%              3,461                1.55%               4.99%                 14%               1.85%
10/31/99             1.79%              4,597                1.60%               4.44%                 85%               1.94%
10/31/98(10)         2.85%              3,747                1.57%(8)            4.69%(8)              19%               2.18%(8)
06/30/98             5.13%              3,459                1.61%               4.96%                138%               2.07%
06/30/97             5.37%              2,994                1.57%               5.75%                 51%               2.20%

CLASS I
10/31/01            11.93%            110,710                0.27%               6.19%                 27%               0.59%
10/31/00             6.43%             93,741                0.30%               6.24%                 14%               0.60%
10/31/99             2.93%            138,955                0.37%               5.67%                 85%               0.71%
10/31/98(10)         3.20%              1,631                0.57%(8)            5.69%(8)              19%               0.96%(8)
06/30/98             6.17%              3,103                0.53%               6.03%                138%               1.00%
06/30/97(11)         5.94%              2,752                0.57%(8)            6.75%(8)              51%               1.20%(8)

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                   INCOME FROM INVESTMENT OPERATIONS
                                          ------------------------------------------------




                                                            NET REALIZED
                     NET ASSET VALUE,                      AND UNREALIZED       TOTAL FROM
                      BEGINNING OF        NET INVESTMENT   GAIN/(LOSS) ON       INVESTMENT
                        PERIOD            INCOME/(LOSS)      INVESTMENTS        OPERATIONS
                     ---------------      --------------   --------------       ----------

U.S. GOVERNMENT SECURITIES FUND

CLASS A
10/31/01              $  10.55            $   0.62            $   0.65            $   1.27
10/31/00                 10.51                0.63                0.04                0.67
10/31/99                 10.98                0.62               (0.47)               0.15
10/31/98(14)             10.84                0.54                0.14                0.68
12/31/97                 10.46                0.62                0.38                1.00
12/31/96                 10.84                0.63               (0.38)               0.25

CLASS B
10/31/01                 10.54                0.54                0.65                1.19
10/31/00                 10.50                0.56                0.04                0.60
10/31/99                 10.97                0.54               (0.48)               0.06
10/31/98(14)             10.84                0.47                0.12                0.59
12/31/97                 10.46                0.54                0.38                0.92
12/31/96                 10.84                0.54               (0.38)               0.16

CLASS I
10/31/01                 10.55                0.66                0.65                1.31
10/31/00                 10.51                0.67                0.04                0.71
10/31/99                 10.99                0.66               (0.51)               0.15
10/31/98(4)              10.86                0.42                0.12                0.54

INCOME FUND

CLASS A
10/31/01              $   8.90            $   0.62            $   0.43            $   1.05
10/31/00                  8.99                0.62               (0.09)               0.53
10/31/99                  9.44                0.63               (0.45)               0.18
10/31/98(14)              9.48                0.53               (0.04)(6)            0.49
12/31/97                  9.15                0.60                0.33                0.93
12/31/96                  9.44                0.59               (0.29)               0.30

CLASS B
10/31/01                  8.92                0.56                0.44                1.00
10/31/00                  9.00                0.56               (0.08)               0.48
10/31/99                  9.45                0.56               (0.45)               0.11
10/31/98(14)              9.49                0.46               (0.04)(6)            0.42
12/31/97                  9.17                0.53                0.32                0.85
12/31/96                  9.46                0.52               (0.29)               0.23

CLASS I
10/31/01                  8.91                0.66                0.44                1.10
10/31/00                  8.99                0.66               (0.08)               0.58
10/31/99                  9.44                0.65               (0.45)               0.20
10/31/98(4)               9.57                0.41               (0.13)(6)            0.28

                                       LESS DISTRIBUTIONS
                     --------------------------------------------------------




                                            DISTRIBUTIONS
                     DIVIDENDS FROM             FROM
                     NET INVESTMENT         NET REALIZED            TOTAL            NET ASSET VALUE,
                          INCOME            CAPITAL GAINS       DISTRIBUTIONS         END OF PERIOD        TOTAL RETURN(1)
                     --------------         -------------       -------------        ----------------      ---------------

U.S. GOVERNMENT SECURITIES FUND

CLASS A
10/31/01                   $  (0.62)           $  (0.62)           $  11.20               12.39%           $174,047
10/31/00                      (0.63)              (0.63)              10.55                6.65%            168,728
10/31/99                      (0.62)              (0.62)              10.51                1.38%            221,592
10/31/98(14)                  (0.54)              (0.54)              10.98                6.38%            266,334
12/31/97                      (0.62)              (0.62)              10.84                9.92%            107,054
12/31/96                      (0.63)              (0.63)              10.46                2.48%            138,159

CLASS B
10/31/01                      (0.54)              (0.54)              11.19               11.59%            128,155
10/31/00                      (0.56)              (0.56)              10.54                5.91%             55,071
10/31/99                      (0.53)              (0.53)              10.50                0.53%             72,751
10/31/98(14)                  (0.46)              (0.46)              10.97                5.54%             28,747
12/31/97                      (0.54)              (0.54)              10.84                9.03%              3,352
12/31/96                      (0.54)              (0.54)              10.46                1.58%              2,963

CLASS I
10/31/01                      (0.66)              (0.66)              11.20               12.81%            301,656
10/31/00                      (0.67)              (0.67)              10.55                7.07%            247,204
10/31/99                      (0.63)              (0.63)              10.51                1.43%            184,708
10/31/98(4)                   (0.41)              (0.41)              10.99                5.00%             39,939

INCOME FUND

CLASS A
10/31/01                   $  (0.63)           $  (0.63)           $   9.32               12.21%           $120,508
10/31/00                      (0.62)              (0.62)               8.90                6.16%            131,665
10/31/99                      (0.63)              (0.63)               8.99                1.98%            172,217
10/31/98(14)                  (0.53)              (0.53)               9.44                5.21%            213,397
12/31/97                      (0.60)              (0.60)               9.48               10.51%             77,864
12/31/96                      (0.59)              (0.59)               9.15                3.46%             86,657

CLASS B
10/31/01                      (0.57)              (0.57)               9.35               11.52%             72,472
10/31/00                      (0.56)              (0.56)               8.92                5.53%             39,347
10/31/99                      (0.56)              (0.56)               9.00                1.12%             42,715
10/31/98(14)                  (0.46)              (0.46)               9.45                4.51%             34,321
12/31/97                      (0.53)              (0.53)               9.49                9.51%              9,691
12/31/96                      (0.52)              (0.52)               9.17                2.59%              7,122

CLASS I
10/31/01                      (0.67)              (0.67)               9.34               12.78%            387,998
10/31/00                      (0.66)              (0.66)               8.91                6.72%            286,979
10/31/99                      (0.65)              (0.65)               8.99                2.24%             76,145
10/31/98(4)                   (0.41)              (0.41)               9.44                2.84%              7,342

                                                    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                     ---------------------------------------------------------------------------------------------------
                                                                                                   RATIO OF OPERATING
                                                                                                 EXPENSES TO AVERAGE
                                                                                                  NET ASSETS WITHOUT
                                            RATIO OF          RATIO OF NET                        FEE WAIVERS, EXPENSES
                                           OPERATING           INVESTMENT                         REIMBURSED AND/OR FEES
                       NET ASSETS,          EXPENSES          INCOME/(LOSS)                        REDUCED BY CREDITS
                     END OF PERIOD         TO AVERAGE          TO AVERAGE           PORTFOLIO        ALLOWED BY THE
                      (IN 000'S)          NET ASSETS(2)        NET ASSETS         TURNOVER RATE         CUSTODIAN
                     -------------        ------------        ------------        -------------  -----------------------

U.S. GOVERNMENT SECURITIES FUND

CLASS A
10/31/01                  0.95%               --                  5.71%                 30%               0.95%
10/31/00                  0.96%               --                  6.12%                 13%               0.99%
10/31/99                  0.96%               --                  5.76%                 55%               1.04%
10/31/98(14)              0.92%(8)            1.36%(8)            5.99%(8)              12%               1.45%(8)
12/31/97                  1.05%               --                  5.92%                  6%               1.05%
12/31/96                  0.97%               --                  6.01%                 16%               0.97%

CLASS B
10/31/01                  1.67%               --                  4.99%                 30%               1.67%
10/31/00                  1.66%               --                  5.42%                 13%               1.69%
10/31/99                  1.70%               --                  5.02%                 55%               1.78%
10/31/98(14)              1.67%(8)            2.12%(8)            5.24%(8)              12%               2.22%(8)
12/31/97                  1.84%               --                  5.08%                  6%               1.84%
12/31/96                  1.85%               --                  5.14%                 16%               1.85%

CLASS I
10/31/01                  0.57%               --                  6.09%                 30%               0.57%
10/31/00                  0.56%               --                  6.52%                 13%               0.59%
10/31/99                  0.60%               --                  6.12%                 55%               0.68%
10/31/98(4)               0.66%(8)            1.10%(8)            6.25%(8)              12%               1.11%(8)

INCOME FUND

CLASS A
10/31/01                  0.97%               --                  6.86%                 35%               0.97%
10/31/00                  1.02%               --                  6.98%                 32%               1.03%
10/31/99                  1.06%               --                  6.84%                 19%               1.10%
10/31/98(14)              1.07%(8)            --                  6.66%(8)              37%               --
12/31/97                  1.08%               --                  6.47%                 27%               --
12/31/96                  1.03%               --                  6.52%                 42%               --

CLASS B
10/31/01                  1.69%               --                  6.14%                 35%               1.69%
10/31/00                  1.73%               --                  6.27%                 32%               1.74%
10/31/99                  1.81%               --                  6.09%                 19%               1.85%
10/31/98(14)              1.84%(8)            --                  5.89%(8)              37%               --
12/31/97                  1.86%               --                  5.65%                 27%               --
12/31/96                  1.89%               --                  5.69%                 42%               --

CLASS I
10/31/01                  0.56%               --                  7.27%                 35%               0.56%
10/31/00                  0.60%               --                  7.40%                 32%               0.61%
10/31/99                  0.68%               --                  7.22%                 19%               0.72%
10/31/98(4)               0.71%(8)            --                  7.02%(8)              37%               --

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     INCOME FROM INVESTMENT OPERATIONS
                                            ------------------------------------------------




                                                              NET REALIZED
                       NET ASSET VALUE,                      AND UNREALIZED       TOTAL FROM
                        BEGINNING OF        NET INVESTMENT   GAIN/(LOSS) ON       INVESTMENT
                          PERIOD            INCOME/(LOSS)      INVESTMENTS        OPERATIONS
                       ---------------      --------------   --------------       ----------
HIGH YIELD FUND

CLASS A
10/31/01                $   8.50            $   0.84            $  (1.00)           $  (0.16)
10/31/00                    8.92                0.90(5)            (0.43)               0.47
10/31/99                    8.86                0.91(5)             0.14(6)             1.05
10/31/98(15)               10.00                0.47               (1.15)              (0.68)

CLASS B
10/31/01                    8.54                0.78               (1.01)              (0.23)
10/31/00                    8.97                0.84(5)            (0.43)               0.41
10/31/99                    8.90                0.86(5)             0.15(6)             1.01
10/31/98(15)               10.00                0.42               (1.09)              (0.67)

CLASS I
10/31/01                    8.48                0.87               (0.99)              (0.12)
10/31/00                    8.91                0.93(5)            (0.43)               0.50
10/31/99                    8.85                0.98(5)             0.11(6)             1.09
10/31/98(15)               10.00                0.22               (1.13)              (0.91)

TAX-EXEMPT BOND FUND

CLASS A
10/31/01                $   7.55            $   0.37            $   0.38            $   0.75
10/31/00                    7.41                0.40                0.14                0.54
10/31/99                    8.11                0.41               (0.70)              (0.29)
10/31/98(14)                8.09                0.34                0.02                0.36
12/31/97                    7.83                0.38                0.27                0.65
12/31/96                    8.02                0.38               (0.19)               0.19

CLASS B
10/31/01                    7.55                0.31                0.38                0.69
10/31/00                    7.41                0.34                0.14                0.48
10/31/99                    8.11                0.35               (0.70)              (0.35)
10/31/98(14)                8.09                0.28                0.03                0.31
12/31/97                    7.83                0.32                0.27                0.59
12/31/96                    8.02                0.31               (0.19)               0.12

                                         LESS DISTRIBUTIONS
                       --------------------------------------------------------




                                              DISTRIBUTIONS
                       DIVIDENDS FROM             FROM
                       NET INVESTMENT         NET REALIZED            TOTAL            NET ASSET VALUE,
                            INCOME            CAPITAL GAINS       DISTRIBUTIONS         END OF PERIOD        TOTAL RETURN(1)
                       --------------         -------------       -------------        ----------------      ---------------
HIGH YIELD FUND

CLASS A
10/31/01                     $  (0.90)           $   --              $  (0.90)           $   7.44               (1.97)%
10/31/00                        (0.89)               --                 (0.89)               8.50                5.28%
10/31/99                        (0.94)              (0.05)              (0.99)               8.92               12.26%
10/31/98(15)                    (0.46)               --                 (0.46)               8.86               (6.90)%

CLASS B
10/31/01                        (0.84)               --                 (0.84)               7.47               (2.72)%
10/31/00                        (0.84)               --                 (0.84)               8.54                4.46%
10/31/99                        (0.89)              (0.05)              (0.94)               8.97               11.44%
10/31/98(15)                    (0.43)               --                 (0.43)               8.90               (6.33)%

CLASS I
10/31/01                        (0.93)               --                 (0.93)               7.43               (1.49)%
10/31/00                        (0.93)               --                 (0.93)               8.48                5.54%
10/31/99                        (0.98)              (0.05)              (1.03)               8.91               12.75%
10/31/98(15)                    (0.24)               --                 (0.24)               8.85               (9.13)%

TAX-EXEMPT BOND FUND

CLASS A
10/31/01                     $  (0.37)           $   --              $  (0.37)           $   7.93               10.16%
10/31/00                        (0.40)               --                 (0.40)               7.55                7.52%
10/31/99                        (0.41)               --                 (0.41)               7.41               (3.77)%
10/31/98(14)                    (0.34)               --                 (0.34)               8.11                4.58%
12/31/97                        (0.38)              (0.01)              (0.39)               8.09                8.59%
12/31/96                        (0.38)               --                 (0.38)               7.83                2.52%

CLASS B
10/31/01                        (0.31)               --                 (0.31)               7.93                9.35%
10/31/00                        (0.34)               --                 (0.34)               7.55                6.73%
10/31/99                        (0.35)               --                 (0.35)               7.41               (4.52)%
10/31/98(14)                    (0.29)               --                 (0.29)               8.11                3.88%
12/31/97                        (0.32)              (0.01)              (0.32)               8.09                7.71%
12/31/96                        (0.31)               --                 (0.31)               7.83                1.61%

                                                      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                       ---------------------------------------------------------------------------------------------------
                                                                                                     RATIO OF OPERATING
                                                                                                   EXPENSES TO AVERAGE
                                                                                                    NET ASSETS WITHOUT
                                              RATIO OF          RATIO OF NET                        FEE WAIVERS, EXPENSES
                                             OPERATING           INVESTMENT                         REIMBURSED AND/OR FEES
                         NET ASSETS,          EXPENSES          INCOME/(LOSS)                        REDUCED BY CREDITS
                       END OF PERIOD         TO AVERAGE          TO AVERAGE           PORTFOLIO        ALLOWED BY THE
                        (IN 000'S)          NET ASSETS(2)        NET ASSETS         TURNOVER RATE         CUSTODIAN
                       -------------        ------------        ------------        -------------  -----------------------
HIGH YIELD FUND

CLASS A
10/31/01                $  9,035                1.08%              10.47%                 27%               1.09%
10/31/00                   8,182                1.08%              10.08%                 40%               1.08%
10/31/99                   5,827                0.73%              10.17%                 30%               1.37%
10/31/98(15)              10,861                0.78%(8)            8.80%(8)              54%               1.22%(8)

CLASS B
10/31/01                  35,391                1.77%               9.78%                 27%               1.78%
10/31/00                  32,881                1.78%               9.38%                 40%               1.78%
10/31/99                  21,259                1.29%               9.61%                 30%               1.93%
10/31/98(15)               2,830                1.57%(8)            8.01%(8)              54%               2.02%(8)

CLASS I
10/31/01                 201,385                0.68%              10.87%                 27%               0.69%
10/31/00                 168,097                0.72%              10.44%                 40%               0.72%
10/31/99                  44,662                0.21%              10.69%                 30%               0.85%
10/31/98(15)               1,309                0.48%(8)            9.10%(8)              54%               0.97%(8)

TAX-EXEMPT BOND FUND

CLASS A
10/31/01                $219,883                0.89%               4.75%                 44%               0.89%
10/31/00                 207,309                0.88%               5.41%                 28%               0.90%
10/31/99                 247,814                0.89%               5.16%                 57%               --
10/31/98(14)             301,162                0.84%(8)            5.14%(8)               6%               --
12/31/97                 188,021                0.80%               4.84%                 21%               --
12/31/96                 203,606                0.75%               4.90%                 22%               --

CLASS B
10/31/01                  43,978                1.63%               4.01%                 44%               1.63%
10/31/00                  26,332                1.61%               4.68%                 28%               1.63%
10/31/99                  25,059                1.64%               4.41%                 57%               --
10/31/98(14)              17,344                1.62%(8)            4.36%(8)               6%               --
12/31/97                   8,110                1.62%               4.00%                 21%               --
12/31/96                   5,266                1.65%               4.01%                 22%               --

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     INCOME FROM INVESTMENT OPERATIONS
                                            ------------------------------------------------




                                                              NET REALIZED
                       NET ASSET VALUE,                      AND UNREALIZED       TOTAL FROM
                        BEGINNING OF        NET INVESTMENT   GAIN/(LOSS) ON       INVESTMENT
                          PERIOD            INCOME/(LOSS)      INVESTMENTS        OPERATIONS
                       ---------------      --------------   --------------       ----------
CALIFORNIA MUNICIPAL FUND

CLASS A
10/31/01               $  10.81            $   0.53            $   0.53            $   1.06
10/31/00                  10.43                0.55                0.38                0.93
10/31/99                  11.46                0.54               (0.94)              (0.40)
10/31/98(10)              11.33                0.19(5)             0.13                0.32
06/30/98                  10.92                0.58(5)             0.41                0.99
06/30/97                  10.60                0.59                0.32                0.91

CLASS B
10/31/01                  10.81                0.44                0.53                0.97
10/31/00                  10.43                0.48                0.38                0.86
10/31/99                  11.46                0.48               (0.97)              (0.49)
10/31/98(10)              11.33                0.16(5)             0.13                0.29
06/30/98                  10.92                0.50(5)             0.41                0.91
06/30/97                  10.60                0.51                0.32                0.83

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

CLASS A
10/31/01               $  10.58            $   0.44            $   0.49            $   0.93
10/31/00                  10.30                0.44                0.31                0.75
10/31/99                  11.02                0.44(5)            (0.55)              (0.11)
10/31/98(10)              10.81                0.16                0.21                0.37
06/30/98                  10.74                0.49                0.17                0.66
06/30/97                  10.56                0.49(5)             0.23                0.72

CLASS B
10/31/01                  10.58                0.36                0.49                0.85
10/31/00                  10.30                0.36                0.31                0.67
10/31/99                  11.02                0.36(5)            (0.56)              (0.20)
10/31/98(10)              10.81                0.13                0.21                0.34
06/30/98                  10.74                0.41                0.17                0.58
06/30/97                  10.56                0.41(5)             0.23                0.64

                                         LESS DISTRIBUTIONS
                       --------------------------------------------------------




                                              DISTRIBUTIONS
                       DIVIDENDS FROM             FROM
                       NET INVESTMENT         NET REALIZED            TOTAL            NET ASSET VALUE,
                            INCOME            CAPITAL GAINS       DISTRIBUTIONS         END OF PERIOD        TOTAL RETURN(1)
                       --------------         -------------       -------------        ----------------      ---------------
CALIFORNIA MUNICIPAL FUND

CLASS A
10/31/01                    $  (0.53)           $   --              $  (0.53)           $  11.34                9.99%
10/31/00                       (0.55)               --                 (0.55)              10.81                9.33%
10/31/99                       (0.57)              (0.06)              (0.63)              10.43               (3.87)%
10/31/98(10)                   (0.19)               --                 (0.19)              11.46                2.82%
06/30/98                       (0.58)               --                 (0.58)              11.33                9.26%
06/30/97                       (0.59)               --                 (0.59)              10.92                8.83%

CLASS B
10/31/01                       (0.44)               --                 (0.44)              11.34                9.19%
10/31/00                       (0.48)               --                 (0.48)              10.81                8.53%
10/31/99                       (0.48)              (0.06)              (0.54)              10.43               (4.62)%
10/31/98(10)                   (0.16)               --                 (0.16)              11.46                2.56%
06/30/98                       (0.50)               --                 (0.50)              11.33                8.45%
06/30/97                       (0.51)               --                 (0.51)              10.92                8.02%

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

CLASS A
10/31/01                    $  (0.44)           $  (0.09)             $(0.53)           $  10.98                9.00%
10/31/00                       (0.44)              (0.03)              (0.47)              10.58                7.37%
10/31/99                       (0.45)              (0.16)              (0.61)              10.30               (1.11)%
10/31/98(10)                   (0.16)               --                 (0.16)              11.02                3.46%
06/30/98                       (0.49)              (0.10)              (0.59)              10.81                6.26%
06/30/97                       (0.49)              (0.05)              (0.54)              10.74                6.97%

CLASS B
10/31/01                       (0.36)              (0.09)              (0.45)              10.98                8.19%
10/31/00                       (0.36)              (0.03)              (0.39)              10.58                6.57%
10/31/99                       (0.36)              (0.16)              (0.52)              10.30               (1.89)%
10/31/98(10)                   (0.13)               --                 (0.13)              11.02                3.20%
06/30/98                       (0.41)              (0.10)              (0.51)              10.81                5.47%
06/30/97                       (0.41)              (0.05)              (0.46)              10.74                6.17%

                                                      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                       ---------------------------------------------------------------------------------------------------
                                                                                                     RATIO OF OPERATING
                                                                                                   EXPENSES TO AVERAGE
                                                                                                    NET ASSETS WITHOUT
                                              RATIO OF          RATIO OF NET                        FEE WAIVERS, EXPENSES
                                             OPERATING           INVESTMENT                         REIMBURSED AND/OR FEES
                         NET ASSETS,          EXPENSES          INCOME/(LOSS)                        REDUCED BY CREDITS
                       END OF PERIOD         TO AVERAGE          TO AVERAGE           PORTFOLIO        ALLOWED BY THE
                        (IN 000'S)          NET ASSETS(2)        NET ASSETS         TURNOVER RATE         CUSTODIAN
                       -------------        ------------        ------------        -------------  -----------------------
CALIFORNIA MUNICIPAL FUND

CLASS A
10/31/01               $291,132                0.85%               4.74%                 52%               0.86%
10/31/00                248,941                0.87%               5.30%                 40%               0.88%
10/31/99                283,929                0.88%               4.94%                 92%               0.91%
10/31/98(10)            287,590                0.97%(8)            4.87%(8)              28%               1.05%(8)
06/30/98                290,328                1.00%               5.18%                 87%               1.19%
06/30/97                318,251                0.97%               5.51%                 36%               1.26%

CLASS B
10/31/01                237,594                1.58%               4.01%                 52%               1.59%
10/31/00                160,086                1.60%               4.57%                 40%               1.61%
10/31/99                133,842                1.63%               4.19%                 92%               1.66%
10/31/98(10)             49,683                1.72%(8)            4.12%(8)              28%               1.81%(8)
06/30/98                 34,537                1.75%               4.42%                 87%               1.95%
06/30/97                 25,219                1.72%               4.76%                 36%               2.01%

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

CLASS A
10/31/01               $ 39,996                0.73%               4.09%                 23%               0.92%
10/31/00                 29,657                0.91%               4.19%                 45%               0.93%
10/31/99                 31,253                0.89%               4.13%                 93%               0.97%
10/31/98(10)             37,529                0.82%(8)            4.39%(8)               7%               1.15%(8)
06/30/98                 38,724                0.86%               4.49%                 25%               1.25%
06/30/97                 45,157                0.82%               4.61%                 29%               1.31%

CLASS B
10/31/01                 51,525                1.48%               3.34%                 23%               1.67%
10/31/00                 35,685                1.66%               3.44%                 45%               1.68%
10/31/99                 35,501                1.64%               3.38%                 93%               1.72%
10/31/98(10)             23,960                1.57%(8)            3.64%(8)               7%               1.90%(8)
06/30/98                 21,688                1.61%               3.74%                 25%               2.01%
06/30/97                 20,992                1.57%               3.86%                 29%               2.06%

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

(1) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(3)  On August 1, 2000 the Equity Income Fund commenced selling Class I shares.
(4) On March 23, 1998 the Growth & Income, U.S. Government Securities and Income Funds commenced selling Class I shares.
(5)  Per share numbers have been calculated using the average shares method.
(6) The amount shown may not agree with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(7)  Amount represents less than $0.01 per share.
(8)  Annualized.
(9) On June 7, 1999 the Growth Fund of the Northwest commenced selling Class I shares.
(10) Fiscal year end changed to October 31 from June 30.
(11) On July 25, 1996 the Growth, International Growth, and Short Term Income Funds commenced selling Class I shares.
(12) The Mid Cap Stock Fund commenced operations on March 1, 2000.
(13) On January 5, 2000 the Small Cap Stock Fund commenced selling Class I shares.
(14) Fiscal year end changed to October 31 from December 31.
(15) On April 8, 1998, May 5, 1998 and July 27, 1998 the High Yield Fund commenced selling Class A, Class B, and Class I shares, respectively.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

EQUITY INCOME FUND

OCTOBER 31, 2001

      SHARES                                                          VALUE
      ------                                                          -----

COMMON STOCKS - 66.1%

 BASIC MATERIALS - 4.0%

  BASIC INDUSTRY - 4.0%
      175,000     Alcoa Inc. .............................       $   5,647,250
      170,000     Bemis Company, Inc. ....................           7,355,900
       90,000     Dow Chemical Company ...................           2,992,500
       68,000     E.I. Du Pont de Nemours and Company ....           2,719,320
       55,000     PPG Industries, Inc. ...................           2,685,650
                                                                 -------------
                  Total Basic Materials ..................          21,400,620
                                                                 -------------
 CAPITAL GOODS - 3.8%

  AEROSPACE/DEFENSE - 1.2%
       73,000     Boeing Company .........................           2,379,800
       50,000     General Dynamics Corporation ...........           4,080,000
                                                                 -------------
                                                                     6,459,800
                                                                 -------------
  DIVERSIFIED MANUFACTURING - 2.0%
      101,250     Crane Company ..........................           2,073,600
      286,000     Honeywell International Inc. ...........           8,451,300
                                                                 -------------
                                                                    10,524,900
                                                                 -------------
 ELECTRICAL EQUIPMENT - 0.6%
       71,200     Emerson Electric Company ...............           3,490,224
                                                                 -------------
                  Total Capital Goods ....................          20,474,924
                                                                 -------------
 COMMUNICATIONS - 4.4%

  UTILITIES/TELECOMMUNICATIONS - 4.4%
      120,000     Alltel Corporation .....................           6,856,800
      210,000     AT&T Corporation .......................           3,202,500
      180,000     SBC Communications Inc. ................           6,859,800
      135,000     Verizon Communications Inc. ............           6,724,350
                                                                 -------------
                  Total Communications ...................          23,643,450
                                                                 -------------
 CONSUMER CYCLICALS - 7.2%

  AUTOS/PARTS - 2.0%
       55,000     General Motors Corporation .............           2,272,600
      260,000     Genuine Parts Company ..................           8,450,000
                                                                 -------------
                                                                    10,722,600
                                                                 -------------
  LEISURE - 2.7%
      320,000     Carnival Corporation ...................           6,969,600
      400,000     Mattel Inc. ............................           7,572,000
                                                                 -------------
                                                                    14,541,600
                                                                 -------------
  RETAIL STORES - 2.5%
      200,000     May Department Stores Company ..........           6,290,000
      310,000     Penney (J.C.) Company Inc. .............           6,733,200
                                                                 -------------
                                                                    13,023,200
                                                                 -------------
                  Total Consumer Cyclicals ...............          38,287,400
                                                                 -------------
 CONSUMER STAPLES - 7.8%
  FOODS & FOOD/DRUG RETAIL - 4.6%
      115,000     Albertson's Inc. .......................           3,669,650
      360,000     ConAgra Foods Inc. .....................           8,244,000
       60,000     Hershey Foods Corporation ..............           3,823,800
      400,000     Supervalu Inc. .........................           8,536,000
                                                                 -------------
                                                                    24,273,450
                                                                 -------------
  HOUSEHOLD/PERSONAL CARE PRODUCTS - 3.2%
      170,000     Clorox Company .........................           6,069,000
      150,000     Procter & Gamble Company ...............          11,067,000
                                                                 -------------
                                                                    17,136,000
                                                                 -------------
                  Total Consumer Staples .................          41,409,450
                                                                 -------------
 ENERGY - 7.2%
  OIL & GAS - 6.6%
       80,000     Ashland Inc. ...........................           3,220,800
      135,000     BP Amoco Plc, Sponsored ADR ............           6,525,900
       61,600     ChevronTexaco Corporation ..............           5,454,680
       77,200     Phillips Petroleum Company .............           4,200,452
      150,000     Repsol, Sponsored ADR ..................           2,176,500
      100,000     Royal Dutch Petroleum Company ..........           5,051,000
       80,000     Ultramar Diamond Shamrock Corporation ..           4,004,000
      130,000     Unocal Corporation .....................           4,186,000
                                                                 -------------
                                                                    34,819,332
                                                                 -------------
  OIL SERVICES - 0.6%
       70,000     Schlumberger Ltd. ......................           3,389,400
                                                                 -------------
                  Total Energy ...........................          38,208,732
                                                                 -------------
 FINANCIALS - 13.9%
  BANKS/SAVINGS & LOANS - 8.6%
      138,000     Bank of America Corporation ............           8,140,620
      155,333     Citigroup Inc. .........................           7,070,758
       89,551     First State Bancorporation .............           1,620,873
      150,000     FleetBoston Financial Corporation ......           4,929,000
      154,500     J.P. Morgan Chase & Company ............           5,463,120
       90,000     PNC Financial Services Group ...........           4,941,000
      240,000     U.S. Bancorp ...........................           4,267,200
      165,000     Wachovia Corporation ...................           4,719,000
      118,700     Wells Fargo & Company ..................           4,688,650
                                                                 -------------
                                                                    45,840,221
                                                                 -------------
  FINANCIAL SERVICES - 3.9%
       80,000     Fannie Mae .............................           6,476,800
      160,000     Franklin Resources Inc. ................           5,136,000
       73,000     Morgan Stanley Dean Witter & Company ...           3,571,160
      200,000     Price (T. Rowe) Group Inc. .............           5,552,000
                                                                 -------------
                                                                    20,735,960
                                                                 -------------
  INSURANCE - 1.4%
      230,000     Allstate Corporation ...................           7,217,400
                                                                 -------------
                  Total Financials .......................          73,793,581
                                                                 -------------
 HEALTH CARE - 6.2%
  HEALTH CARE PRODUCTS - 6.2%
      107,800     Abbott Laboratories ....................           5,711,244
      160,000     Becton Dickinson & Company .............           5,728,000
       42,200     Johnson & Johnson ......................           2,443,802
       98,600     Merck & Company Inc. ...................           6,291,666
      175,000     Mylan Laboratories Inc. ................           6,452,250
      178,800     Schering-Plough Corporation ............           6,647,784
                                                                 -------------
                  Total Health Care ......................          33,274,746
                                                                 -------------
 TECHNOLOGY - 4.9%

  COMMUNICATIONS EQUIPMENT - 0.8%
      267,000     Motorola Inc. ..........................           4,370,790
                                                                 -------------
  COMPUTER SOFTWARE/SERVICES - 1.0%
      167,000     Computer Associates International Inc. .           5,163,640
                                                                 -------------
  COMPUTER SYSTEMS - 3.1%
      300,000     Diebold Inc. ...........................          10,890,000
      320,000     Hewlett-Packard Company ................           5,385,600
                                                                 -------------
                                                                    16,275,600
                                                                 -------------
                  Total Technology .......................          25,810,030
                                                                 -------------
 UTILITIES - 6.7%

  UTILITIES/GAS & ELECTRIC - 6.7%
      165,000     Duke Energy Corporation ................           6,337,650
      113,500     El Paso Corporation ....................           5,568,310
      145,000     FPL Group, Inc. ........................           7,699,500
      200,000     NiSource Inc. ..........................           4,750,000
      130,000     Pinnacle West Capital Corporation ......           5,479,500
      250,000     Southern Company .......................           5,975,000
                                                                 -------------
                  Total Utilities ........................          35,809,960
                                                                 -------------
                  Total Common Stocks
                    (Cost $316,306,228) ..................         352,112,893
                                                                 -------------
 REAL ESTATE INVESTMENT TRUSTS - 10.3%
      200,000     AMB Property Corporation ...............           4,862,000
      120,000     Apartment Investment & Management
                    Company, Class A .....................           5,036,400
       60,000     Arden Realty Inc. ......................           1,477,800
       74,800     CarrAmerica Realty Corporation .........           2,117,588
      210,000     Duke-Weeks Realty Corporation ..........           4,840,500
      294,000     Equity Office Properties Trust .........           8,379,000
      336,000     Equity Residential Properties Trust ....           8,719,200
      110,000     Health Care Property Investors Inc. ....           4,094,200
      140,000     Hospitality Properties Trust ...........           3,473,400
      100,000     Shurgard Storage Centers Inc., Class A .           3,006,000
      155,000     Simon Property Group Inc. ..............           4,262,500
       72,000     Storage USA Inc. .......................           2,890,800
      110,500     Taubman Centers Inc. ...................           1,487,330
                                                                 -------------
                  Total Real Estate Investment Trusts
                    (Cost $53,761,026) ...................          54,646,718
                                                                 -------------
PRINCIPAL
AMOUNT
---------
 CONVERTIBLE SECURITIES - 9.9%
  CONVERTIBLE BONDS AND NOTES - 9.6%
$   5,500,000     Adaptec Inc., Conv. Sub. Note,
                    4.750% due 02/01/2004 ................           4,922,500
    5,400,000     Analog Devices, Inc., Conv. Sub. Note,
                    4.750% due 10/01/2005 ................           5,123,250
    5,550,000     Cypress Semiconductor Corporation, Conv
                    Sub. Deb., 3.750% due 07/01/2005 .....           4,544,062
    1,000,000     Getty Images Inc., Conv. Sub. Note,
                    5.000% due 03/15/2007 ................             758,750
    6,000,000     LSI Logic Corporation, Conv. Sub. Note,
                    4.000% due 02/15/2005** ..............           5,040,000
    9,500,000     Network Associates Inc., Conv. Sub.
                    Deb., Zero coupon due 02/13/2018 .....           4,322,500
    6,250,000     Omnicare Inc., Conv. Bond,
                    5.000% due 12/01/2007 ................           5,492,188
    5,500,000     RadiSys Corporation, Conv. Sub. Note,
                    5.500% due 08/15/2007 ................           3,630,000
    2,000,000     Rational Software Corporation, Conv
                    Sub. Note, 5.000% due 02/01/2007 .....           1,652,500
    3,900,000     S3 Inc., Conv. Sub. Note,
                    5.750% due 10/01/2003 ................           2,052,375
    8,000,000     TriQuint Semiconductor, Inc., Conv
                    Sub. Note, 4.000% due 03/01/2007 .....           6,150,000
    6,500,000     Vitesse Semiconductor Corporation, Conv.
                    Sub. Deb., 4.000% due 03/15/2005** ...           5,151,250
    2,000,000     Waste Management Inc., Conv. Sub. Note,
                    4.000% due 02/01/2002 ................           1,987,500
                                                                 -------------
                  Total Convertible Bonds and Notes
                    (Cost $50,864,399) ...................          50,826,875
                                                                 -------------
 SHARES
-----------
CONVERTIBLE PREFERRED STOCKS - 0.3%
       40,000     DECS Trust VI, Conv. Pfd.,
                    6.250% due 08/16/2004 ................             127,000
        6,000     Global Crossing Holdings Ltd., Conv. Pfd.,
                    6.375% due 11/05/2004++ ..............              47,250
       11,200     TCI Pacific Communications Inc., Conv. Pfd.,
                    5.000% due 07/31/2006 ................           1,556,800
                                                                 -------------
                   Total Convertible Preferred Stocks
                    (Cost $4,084,600) ....................           1,731,050
                                                                 -------------
                  Total Convertible Securities
                    (Cost $54,948,999) ...................          52,557,925
                                                                 -------------
PRINCIPAL
AMOUNT
---------
 FIXED INCOME SECURITIES - 9.4%
  CORPORATE BONDS AND NOTES - 7.8%
$   1,500,000     Aetna Inc., Company Guarantee,
                    7.625% due 08/15/2026 ................           1,657,279
    1,250,000     American Home Products Corporation,
                    Deb., 7.250% due 03/01/2023 ..........           1,299,016
    2,000,000     Cendant Corporation, Note,
                    7.750% due 12/01/2003 ................           1,998,824
    4,500,000     Cox Enterprises, Inc., Note,
                    7.875% due 9/15/2010++ ...............           4,809,231
    4,000,000     Erac USA Finance Enterprise Company,
                    Note, 7.350% due 6/15/2008++ .........           4,128,260
    4,000,000     Federated Department Stores Inc., Sr. Note,
                    6.625% due 04/01/2011** ..............           3,961,832
    1,250,000     First Nationwide Bank, Sub. Deb.,
                    10.000% due 10/01/2006 ...............           1,418,630
    1,165,000     HEALTHSOUTH Corporation, Sr. Note,
                    6.875% due 06/15/2005 ................           1,171,136
    2,000,000     Loral Corporation, Deb.,
                    7.625% due 06/15/2025 ................           2,142,144
    1,000,000     Medpartners Inc., Sr. Note,
                    7.375% due 10/01/2006 ................           1,016,250
    2,500,000     Merrill Lynch & Company Inc., Note,
                    6.375% due 10/15/2008 ................           2,632,148
    1,000,000     Price/Costco Inc., Sr. Note,
                    7.125% due 06/15/2005 ................           1,087,174
    1,750,000     Raytheon Company, Deb.,
                    7.200% due 08/15/2027 ................           1,767,987
    1,500,000     Superior Financial Acquisition Corporation,
                    Sr. Note, 8.650% due 04/01/2003 ......           1,521,714
    4,000,000     TELUS Corporation, Note,
                    8.000% due 06/01/2011 ................           4,367,688
    1,000,000     Tenet Healthcare Corporation, Sr. Note,
                    7.875% due 01/15/2003 ................           1,086,250
    2,000,000     Texas-New Mexico Power Company, Sr.
                    Note, 6.250% due 01/15/2009 ..........           1,962,240
    2,000,000     Time Warner Inc., Deb.,
                    9.150% due 02/01/2023 ................           2,418,300
    1,000,000     Westinghouse Electric Corporation, Deb.,
                    7.875% due 09/01/2023 ................           1,089,962
                                                                 -------------
                  Total Corporate Bonds and Notes
                    (Cost $40,031,453) ...................          41,536,065
                                                                 -------------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 1.3%
  FEDERAL HOME LOAN MORTGAGE CORPORATION
    (FHLMC) - 1.3%
    3,066,868     #C01049, GOLD,
                    7.000% due 09/01/2030 ................           3,199,594
    3,910,978     #C42264, GOLD,
                    6.500% due 09/01/2030 ................           4,035,313
                                                                 -------------
                  Total U.S. Government Agency
                    Mortgaged-Backed Securities
                    (Cost $6,768,941) ....................           7,234,907
                                                                 -------------
  COLLATERALIZED MORTGAGE OBLIGATION (CMO) - 0.3%
    (Cost $1,422,401)
    1,419,960     Reilly Mortgage FHA, 1982,
                    7.430% due 08/01/2022 ................           1,529,957
                                                                 -------------
                  Total Fixed Income Securities
                    (Cost $48,222,795) ...................          50,300,929
                                                                 =============

 SHARES
---------

 WARRANTS - 0.0%***
  (Cost $45)
        4,500     V2 Music Holdings PLC, Expires
                    04/15/2008 +,++ ......................                  45
                                                                 -------------
PRINCIPAL
AMOUNT
---------
 REPURCHASE AGREEMENT - 3.9%
  (Cost $20,867,000)
$  20,867,000     Agreement with Credit Suisse
                    First Boston Corporation, 2.520% dated
                    10/31/2001, to be repurchased at
                    $20,868,461 on 11/01/2001,
                    collateralized by $15,357,530 U.S.
                    Treasury Bond, 8.125% due 08/15/2019
                    (Market Value $21,408,887) ...........          20,867,000
                                                                 -------------
TOTAL INVESTMENTS (Cost $494,106,093*)...............  99.6%       530,485,510
OTHER ASSETS AND LIABILITIES (Net) ..................   0.4          1,960,953
                                                      -----      -------------
NET ASSETS .......................................... 100.0%     $ 532,446,463
                                                      =====      =============

---------------------
  *  Aggregate cost for federal tax purposes is $494,480,770.
 ** These securities or a partial position of these securities are on loan at October 31, 2001, and have an aggregate market value of $9,583,194, representing 1.8% of the total net assets of the Fund (Collateral Value $9,754,440) (note 7).
***  Amount represents less than 0.1% of total net assets.
  +  Non-income producing security.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933.

--------------------------------------------------------------------------------
                               GLOSSARY OF TERMS
              ADR  -- American Depository Receipt
              FHA  -- Federal Housing Authority
              GOLD -- Payments are on an accelerated 45-day payment
                      cycle instead of 75-day payment cycle.
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

GROWTH & INCOME FUND

OCTOBER 31, 2001

SHARES                                                               VALUE
-------                                                             -------

COMMON STOCKS - 95.9%
 CAPITAL GOODS - 9.2%
  AEROSPACE/DEFENSE - 2.0%
      930,000     Boeing Company .........................      $   30,318,000
                                                                --------------

  DIVERSIFIED MANUFACTURING - 6.2%
    1,195,000     Honeywell International Inc. ...........          35,312,250
    1,185,000     Tyco International Ltd. ................          58,230,900
                                                                --------------
                                                                    93,543,150
                                                                --------------

  ELECTRICAL EQUIPMENT - 1.0%
      425,000     General Electric Company ...............          15,474,250
                                                                --------------
                  Total Capital Goods ....................         139,335,400
                                                                --------------

 COMMUNICATIONS - 5.9%
  UTILITIES/TELECOMMUNICATIONS - 5.9%
    1,035,000     AT&T Corporation .......................          15,783,750
      810,000     SBC Communications Inc. ................          30,869,100
      290,000     Verizon Communications Inc. ............          14,444,900
    2,070,000     WorldCom Inc.-WorldCom Group+ ..........          27,841,500
                                                                --------------
                  Total Communications ...................          88,939,250
                                                                --------------

 CONSUMER CYCLICALS - 4.7%
  LEISURE - 3.8%
    1,870,000     Carnival Corporation ...................          40,728,600
      885,000     Mattel Inc. ............................          16,753,050
                                                                --------------
                                                                    57,481,650
                                                                --------------

  RETAIL STORES - 0.9%
      370,000     Costco Wholesale Corporation+ ..........          13,997,100
                                                                --------------
                    Total Consumer Cyclicals .............          71,478,750
                                                                --------------

 CONSUMER STAPLES - 15.1%
  BEVERAGES - 1.2%
      355,000     PepsiCo Inc. ...........................          17,292,050
                                                                --------------

  FOODS & FOOD/DRUG RETAIL - 3.9%
    2,400,000     Kroger Company+ ........................          58,704,000
                                                                --------------

  HOUSEHOLD/PERSONAL CARE PRODUCTS - 6.2%
      800,000     Avon Products Inc. .....................          37,464,000
      425,000     Kimberly-Clark Corporation .............          23,591,750
      450,000     Procter & Gamble Company ...............          33,201,000
                                                                --------------
                                                                    94,256,750
                                                                --------------

  MEDIA - 3.8%
      750,000     Comcast Corporation, Special Class A+ ..          26,880,000
    1,980,000     Liberty Media Corporation, Series A+ ...          23,146,200
      218,000     Viacom Inc., Class A+ ..................           7,996,240
                                                                --------------
                                                                    58,022,440
                                                                --------------
                    Total Consumer Staples ...............         228,275,240
                                                                --------------

 ENERGY - 7.7%
  OIL & GAS - 6.4%
      555,000     BP Amoco PLC, Sponsored ADR ............          26,828,700
      625,152     Exxon Mobil Corporation ................          24,662,246
      480,000     Royal Dutch Petroleum Company ..........          24,244,800
      653,800     Unocal Corporation .....................          21,052,360
                                                                --------------
                                                                    96,788,106
                                                                --------------

  OIL SERVICES - 1.3%
      415,000     Schlumberger Ltd. ......................          20,094,300
                                                                --------------
                  Total Energy ...........................         116,882,406
                                                                --------------

 FINANCIALS - 19.4%
  BANKS/SAVINGS & LOANS - 12.7%
      510,000     Bank of America Corporation ............          30,084,900
      690,000     Citigroup Inc. .........................          31,408,800
      760,000     FleetBoston Financial Corporation ......          24,973,600
      920,000     J.P. Morgan Chase & Company ............          32,531,200
      235,000     PNC Financial Services Group ...........          12,901,500
    1,205,000     Wachovia Corporation ...................          34,463,000
      670,000     Wells Fargo & Company ..................          26,465,000
                                                                --------------
                                                                   192,828,000
                                                                --------------

  FINANCIAL SERVICES - 3.3%
      625,000     Freddie Mac ............................          42,387,500
      190,000     Merrill Lynch & Company Inc. ...........           8,304,900
                                                                --------------
                                                                    50,692,400
                                                                --------------

  INSURANCE - 3.4%
      845,000     Allstate Corporation ...................          26,516,100
      315,000     American International Group Inc. ......          24,759,000
                                                                --------------
                                                                    51,275,100
                                                                --------------
                  Total Financials .......................         294,795,500
                                                                --------------

 HEALTH CARE - 14.0%
  HEALTH CARE PRODUCTS - 14.0%
      285,000     American Home Products Corporation .....          15,911,550
      300,000     Bristol-Myers Squibb Company ...........          16,035,000
      447,000     Cardinal Health Inc. ...................          29,998,170
      540,000     Guidant Corporation+ ...................          22,415,400
      387,600     Johnson & Johnson ......................          22,445,916
      288,000     Merck & Company Inc. ...................          18,377,280
    1,300,000     Mylan Laboratories Inc. ................          47,931,000
      365,000     Pfizer Inc. ............................          15,293,500
      645,000     Schering-Plough Corporation ............          23,981,100
                                                                --------------
                  Total Health Care ......................         212,388,916
                                                                --------------

 TECHNOLOGY - 15.7%
  COMMUNICATIONS EQUIPMENT - 2.3%
    2,060,000     Motorola Inc. ..........................          33,722,200
                                                                --------------

  COMPUTER SOFTWARE/SERVICES - 9.2%
    2,340,000     BMC Software Inc.+ .....................          35,263,800
    1,190,000     Computer Associates International Inc. .          36,794,800
      355,000     First Data Corporation .................          23,987,350
      525,000     Microsoft Corporation+ .................          30,528,750
      955,000     Oracle Corporation+ ....................          12,949,800
                                                                --------------
                                                                   139,524,500
                                                                --------------

  COMPUTER SYSTEMS - 3.3%
      775,000     Hewlett-Packard Company ................          13,043,250
      345,000     International Business Machines
                    Corporation ..........................          37,284,150
                                                                --------------
                                                                    50,327,400
                                                                --------------

  ELECTRONICS/SEMICONDUCTORS - 0.9%
      573,200     Intel Corporation ......................          13,997,544
                                                                --------------
                    Total Technology .....................         237,571,644
                                                                --------------

 UTILITIES - 4.2%
  UTILITIES/GAS & ELECTRIC - 4.2%
      445,000     Duke Energy Corporation ................          17,092,450
      435,000     FPL Group, Inc. ........................          23,098,500
      605,000     NiSource Inc. ..........................          14,368,750
      200,000     Pinnacle West Capital Corporation ......           8,430,000
                                                                --------------
                    Total Utilities ......................          62,989,700
                                                                --------------
                  Total Common Stocks
                    (Cost $1,281,747,302) ................       1,452,656,806
                                                                --------------

 REPURCHASE AGREEMENT - 4.0%
  (Cost $60,804,000)
$  60,804,000     Agreement with Credit Suisse
                    First Boston Corporation, 2.520%,
                    dated 10/31/2001, to be repurchased
                    at $60,808,256 on 11/01/2001,
                    collateralized by $44,750,049
                    U.S. Treasury Bond, 8.125% due
                    08/15/2019 (Market Value $62,382,997)       $   60,804,000

TOTAL INVESTMENTS (Cost $1,342,551,302*) ..........  99.9%       1,513,460,806
OTHER ASSETS AND LIABILITIES (Net) ................   0.1            1,563,088
                                                    -----        -------------
NET ASSETS ........................................ 100.0%      $1,515,023,894
                                                    =====       ==============

* Aggregate cost for federal tax purposes is $1,343,128,391.
+ Non-income producing security.

------------------------------------------------------------------------------
                              GLOSSARY OF TERMS
                      ADR -- American Depository Receipt
------------------------------------------------------------------------------

                      See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

GROWTH FUND OF THE NORTHWEST

OCTOBER 31, 2001

SHARES                                                               VALUE
------                                                               -----
COMMON STOCKS - 90.9%

 BASIC MATERIALS - 5.9%

  BASIC INDUSTRY - 5.9%
      124,133     Boise Cascade Corporation ..............       $   3,545,238
    2,180,800     Louisiana-Pacific Corporation ..........          15,701,760
    2,078,030     Oregon Steel Mills Inc.+ ...............           8,208,219
      460,180     Schnitzer Steel Industries Inc., Class A           6,212,430
      175,000     Weyerhaeuser Company ...................           8,734,250
                                                                 -------------
                  Total Basic Materials ..................          42,401,897
                                                                 -------------
 CAPITAL GOODS - 9.8%

  AEROSPACE/DEFENSE - 3.3%
      529,833     Boeing Company .........................          17,272,556
      300,350     Precision Castparts Corporation ........           6,829,959
                                                                 -------------
                                                                    24,102,515
                                                                 -------------

  ELECTRICAL EQUIPMENT - 1.8%
      539,430     Electro Scientific Industries Inc.+ ....          12,714,365
                                                                 -------------

  MISCELLANEOUS - 4.7%
      991,700     Greenbrier Companies Inc. ..............           7,735,260
      368,150     PACCAR Inc. ............................          19,445,683
      352,000     Tredegar Corporation ...................           6,248,000
                                                                 -------------
                                                                    33,428,943
                                                                 -------------
                  Total Capital Goods ....................          70,245,823
                                                                 -------------

 COMMUNICATIONS - 1.9%

  UTILITIES/TELECOMMUNICATIONS - 1.9%
      458,550     Metro One Telecommunications Inc.+ .....          13,825,283
                                                                 -------------

 CONSUMER CYCLICALS - 14.1%

  APPAREL/SHOES - 2.0%
       90,000     Columbia Sportswear Company+ ...........           2,573,100
      870,400     Cutter & Buck Inc.+ ....................           3,377,152
      166,110     Nike Inc., Class B .....................           8,199,190
                                                                 -------------
                                                                    14,149,442
                                                                 -------------

  BUSINESS SERVICES - 0.7%
      304,700     Getty Images Inc.+ .....................           4,750,273

  CONSUMER DURABLES - 3.1%
    1,210,518     Monaco Coach Corporation+ ..............          21,668,272

  HOTELS & GAMING - 1.1%
    1,282,085     WestCoast Hospitality Corporation+ .....           8,089,956

  RETAIL STORES - 4.3%
      127,640     Costco Wholesale Corporation+ ..........           4,828,621
    1,612,900     Hollywood Entertainment Corporation+ ...          25,951,561
                                                                 -------------
                                                                    30,780,182
                                                                 -------------

  MISCELLANEOUS - 2.9%
    1,120,725     Building Materials Holding Corporation+           13,448,700
    1,310,480     K2 Inc.+ ...............................           7,469,736
                                                                 -------------
                                                                    20,918,436
                                                                 -------------
                  Total Consuner Cyclicals ...............         100,356,561
                                                                 -------------

 CONSUMER STAPLES - 5.6%

  FOODS & FOOD/DRUG RETAIL - 5.6%
      379,300     Albertson's Inc. .......................          12,103,463
      960,000     Kroger Company+ ........................          23,481,600
      245,080     Starbucks Corporation+ .................           4,195,770
                                                                 -------------
                  Total Consumer Staples .................          39,780,833
                                                                 -------------

 FINANCIALS - 16.1%

  BANKS/SAVINGS & LOANS - 13.8%
      348,450     Bank of America Corporation ............          20,555,065
      372,000     Banner Corporation .....................           6,461,640
      496,600     KeyCorp ................................          10,557,716
      555,325     Pacific Northwest Bancorp ..............          11,220,120
    1,124,000     U.S. Bancorp ...........................          19,984,720
      768,188     Washington Federal Inc. ................          17,399,458
      306,800     Wells Fargo & Company ..................          12,118,600
                                                                 -------------
                                                                    98,297,319
                                                                 -------------

  INSURANCE - 2.3%
      367,915     StanCorp Financial Group Inc. ..........          16,335,426
                                                                 -------------
                  Total Financials .......................         114,632,745
                                                                 -------------

 HEALTH CARE - 12.4%

  HEALTH CARE PRODUCTS - 10.9%
    1,733,300     Corixa Corporation+ ....................          22,480,901
      220,000     Dendreon Corporation+ ..................           1,925,000
      638,675     Eden Bioscience Corporation+** .........           3,033,706
      207,270     ICOS Corporation+ ......................          11,969,842
      102,590     Immunex Corporation+ ...................           2,450,875
    1,874,400     Orasure Technologies Inc.+ .............          19,549,992
                  791,563 SonoSite Inc.+ .................          16,417,017
                                                                 -------------
                                                                    77,827,333
                                                                 -------------

  HEALTH CARE SERVICES - 1.5%
      479,360     Health Net Inc.+ .......................          10,521,952
                                                                 -------------
                  Total Health Care ......................          88,349,285

 TECHNOLOGY - 23.1%
  COMPUTER SOFTWARE/SERVICES - 5.1%
    1,744,100     BSQUARE Corporation+ ...................           5,389,269
      161,339     Microsoft Corporation+ .................           9,381,863
    2,110,500     ONYX Software Corporation+ .............           7,977,690
    1,770,000     Primus Knowledge Solutions Inc.+ .......           2,070,900
    1,219,400     WatchGuard Technologies, Inc.+ .........          11,035,570
                                                                 -------------
                                                                    35,855,292
                                                                 -------------

  COMPUTER SYSTEMS - 7.3%
    1,205,800     Advanced Digital Information
                    Corporation+ .........................          18,014,652
      172,696     Avocent Corporation+ ...................           3,222,508
    1,095,000     InFocus Corporation+ ...................          21,199,200
      716,742     RadiSys Corporation+ ...................           9,869,537
                                                                 -------------
                                                                    52,305,897
                                                                 -------------

  ELECTRONICS/SEMICONDUCTORS - 10.7%
      450,400     Credence Systems Corporation+ ..........           6,125,440
      612,525     FEI Company+ ...........................          16,525,924
      140,200     Intel Corporation ......................           3,423,684
      613,380     Lattice Semiconductor Corporation+ .....          10,734,150
      109,160     Micron Technology Inc.+ ................           2,484,482
      493,435     Microvision Inc.+ ......................           6,863,681
    1,147,800     Pixelworks Inc.+ .......................          11,592,780
      436,900     Semitool Inc.+ .........................           4,351,524
      475,500     Tektronix Inc.+ ........................           9,367,350
      286,640     TriQuint Semiconductor Inc.+ ...........           5,067,795
                                                                 -------------
                                                                    76,536,810
                                                                 -------------
                  Total Technology .......................         164,697,999

  TRANSPORTATION - 2.0%
      192,810     Alaska Air Group Inc.+ .................           4,704,564
      204,560     Expeditors International of Washington Inc.        9,246,112
                                                                 -------------
                  Total Transportation ...................          13,950,676
                                                                 -------------
                  Total Common Stocks
                    (Cost $546,201,442) ..................         648,241,102
                                                                 -------------

  REAL ESTATE INVESTMENT TRUSTS - 3.0%
      506,300     Plum Creek Timber Company Inc., Class A           13,989,069
      260,000     Shurgard Storage Centers Inc., Class A .           7,815,600
                                                                 -------------
                  Total Real Estate Investment Trusts
                    (Cost $21,118,756) ...................          21,804,669
                                                                 -------------

REPURCHASE AGREEMENT - 6.8%
  (Cost $48,278,000)
$  48,278,000     Agreement with Credit Suisse First
                    Boston Corporation, 2.520% dated
                    10/31/2001, to be repurchased at
                    $48,281,379 on 11/01/2001,
                    collateralized by $35,531,262 U.S.
                    Treasury Bond, 8.125% due 08/15/2019
                    (Market Value $49,531,714) ...........          48,278,000
                                                                 -------------
TOTAL INVESTMENTS (Cost $615,598,198*)............. 100.7%         718,323,771
OTHER ASSETS AND LIABILITIES (Net).................  (0.7)          (5,150,751)
                                                    -----        -------------
NET ASSETS ........................................ 100.0%       $ 713,173,020
                                                    =====        =============

 * Aggregate cost for federal tax purposes is $616,018,147.
** This security or a partial position of this security is on loan at October 31, 2001, and has an aggregate market value of $843,106, representing 0.1% of the total net assets of the Fund (Collateral Value $887,480) (note 7).
 + Non-income producing security.

                      See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

GROWTH FUND

OCTOBER 31, 2001

SHARES                                                               VALUE
------                                                               -----
COMMON STOCKS - 92.3%
 CAPITAL GOODS - 8.6%
  AEROSPACE/DEFENSE - 2.7%
      488,910     Raytheon Company .......................       $  15,767,348
                                                                 -------------

  DIVERSIFIED MANUFACTURING - 0.9%
      101,065     Tyco International Ltd. ................           4,966,334
                                                                 -------------

  ELECTRICAL EQUIPMENT - 5.0%
      351,305     Celestica Inc.+ ........................          12,056,788
      132,485     Dominion Resource Inc. .................           8,097,483
      448,865     Flextronics International Ltd.+ ........           8,932,413
                                                                 -------------
                                                                    29,086,684
                                                                 -------------
                    Total Capital Goods ..................          49,820,366
                                                                 -------------

 COMMUNICATIONS - 16.4%
  UTILITIES/TELECOMMUNICATIONS - 16.4%
      231,985     America Movil SA de C.V., Series L, ADR            3,479,775
      762,930     AT&T Wireless Services Inc.+ ...........          11,016,709
      715,085     Comcast Corporation, Special Class A+ ..          25,628,646
      242,130     Cox Communications Inc., Class A+ ......           9,273,579
    1,842,293     Nokia Oyj, Sponsored ADR ...............          37,785,430
          512     NTT DoCoMo Inc. ........................           6,943,507
                                                                 -------------
                  Total Communications ...................          94,127,646
                                                                 -------------

 CONSUMER CYCLICALS - 0.3%
  AUTOS/PARTS - 0.3%
       35,700     General Motors Corporation .............           1,475,124

  RETAIL STORES - 0.0%***
        5,075     Tiffany & Company ......................             118,704
                                                                 -------------
                  Total Consumer Cyclicals ...............           1,593,828
                                                                 -------------

 CONSUMER STAPLES - 16.2%
  HOUSEHOLD/PERSONAL CARE PRODUCTS - 0.8%
      163,690     Newell Rubbermaid Inc. .................           4,524,392

  MEDIA - 13.7%
      794,130     AOL Time Warner Inc.+ ..................          24,784,797
      377,190     Cablevision Systems Corporation, Class A+         12,918,757
      174,290     Cablevision Systems Corporation-
                    Rainbow Media Group+ .................           3,721,092
      494,275     Charter Communications Inc., Class A+ ..           6,989,049
    1,829,484     Liberty Media Corporation, Series A+ ...          21,386,668
       94,205     TMP Worldwide Inc.+ ....................           2,812,019
      164,488     Viacom Inc., Class B+ ..................           6,005,457
                                                                 -------------
                                                                    78,617,839
                                                                 -------------

  MISCELLANEOUS - 1.7%
      164,260     Anheuser-Busch Companies, Inc. .........           6,843,071
       63,345     Coca-Cola Company ......................           3,032,959
                                                                 -------------
                                                                     9,876,030
                                                                 -------------
                  Total Consumer Staples .................          93,018,261
                                                                 -------------

 ENERGY - 5.6%
  OIL & GAS - 4.5%
      118,180     Anadarko Petroleum Corporation .........       $   6,742,169
      144,225     El Paso Corporation ....................           7,075,678
      284,455     Enron Corporation+++ ...................           3,953,925
      399,260     Petroleo Brasileiro SA, ADR** ..........           7,985,200
                                                                 -------------
                                                                    25,756,972
                                                                 -------------

  OIL SERVICES - 1.1%
       90,245     Baker Hughes Inc. ......................           3,233,478
       69,220     Smith International Inc.+ ..............           3,274,106
                                                                 -------------
                                                                     6,507,584
                                                                 -------------
                  Total Energy ...........................          32,264,556
                                                                 -------------

 FINANCIALS - 16.4%
  BANKS/SAVINGS & LOANS - 2.7%
      111,967     Fifth Third Bancorp ....................           6,317,178
      260,395     J.P. Morgan Chase & Company ............           9,207,567
                                                                 -------------
                                                                    15,524,745
                                                                 -------------

  FINANCIAL SERVICES - 7.8%
      545,089     Citigroup Inc. .........................          24,812,451
      908,440     E*TRADE Group Inc.+ ....................           5,932,113
      112,485     Fannie Mae .............................           9,106,786
       68,185     Goldman Sachs Group, Inc. ..............           5,329,340
                                                                 -------------
                                                                    45,180,690
                                                                 -------------

  INSURANCE - 3.4%
      166,700     ACE Ltd. ...............................           5,876,175
      241,285     AFLAC, Inc. ............................           5,901,831
      163,625     Allstate Corporation ...................           5,134,553
       33,860     CIGNA Corporation ......................           2,468,394
                                                                 -------------
                                                                    19,380,953
                                                                 -------------

REINSURANCE - 2.5%
        6,060     Berkshire Hathaway, Class B+ ...........          14,265,240
                                                                 -------------
                  Total Financials .......................          94,351,628
                                                                 -------------

 HEALTH CARE - 17.1%
  HEALTH CARE PRODUCTS - 8.9%
      163,290     American Home Products Corporation .....           9,116,481
      103,735     Bristol-Myers Squibb Company ...........           5,544,636
       88,365     Cardinal Health Inc. ...................           5,930,175
       64,610     Eli Lilly and Company ..................           4,942,665
      611,245     Pfizer Inc. ............................          25,611,165
                                                                 -------------
                                                                    51,145,122
                                                                 -------------

  HEALTH CARE SERVICES - 8.2%
      325,450     HCA - The Healthcare Company ...........          12,907,347
      114,765     Laboratory Corporation of America
                    Holdings+ ............................           9,892,743
      238,390     McKesson Corporation ...................           8,818,046
      205,770     Tenet Healthcare Corporation+ ..........          11,835,890
       62,625     UnitedHealth Group Inc. ................           4,117,594
                                                                 -------------
                                                                    47,571,620
                                                                 -------------
                  Total Health Care ......................          98,716,742

 INDUSTRIALS - 3.7%
  INSTRUMENTS SCIENTIFIC - 2.8%
      241,970     PerkinElmer, Inc. ......................           6,511,412
      259,820     Waters Corporation+ ....................           9,221,012
                                                                 -------------
                                                                    15,732,424
                                                                 -------------

 MISCELLANEOUS - 0.9%
      418,670     Symbol Technologies, Inc. ..............           5,379,910
                                                                 -------------
                  Total Industrials ......................          21,112,334
                                                                 -------------

 TECHNOLOGY - 8.0%
  COMPUTER SOFTWARE/SERVICES - 2.5%
      567,940     Amazon.com Inc.+** .....................           3,964,221
      205,965     Electronic Arts Inc.+ ..................          10,598,959
                                                                 -------------
                                                                    14,563,180
                                                                 -------------

  COMPUTER SYSTEMS - 1.2%
      124,380     ASM Lithography Holding NV (F)+ ........           1,788,585
      200,255     Brocade Communications Systems Inc.+ ...           4,916,260

                                                                     6,704,845

  ELECTRONICS/SEMICONDUCTORS - 4.3%
      505,620     Analog Devices Inc.+ ...................          19,213,560
      124,325     Maxim Integrated Products Inc.+ ........           5,687,869
                                                                 -------------
                                                                    24,901,429
                                                                 -------------
                  Total Technology .......................          46,169,454
                                                                 -------------
                  Total Common Stocks
                    (Cost $587,025,192) ..................         531,174,815
                                                                 -------------

    PRINCIPAL
    AMOUNT
-------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE - 1.7%
  (Cost $9,990,292)
  FEDERAL HOME LOAN BANK (FHLB) - 1.7%
$  10,000,000     2.330% due 11/16/2001++ ................           9,990,292
                                                                 -------------

  COMMERCIAL PAPER - 5.4%
   11,300,000     CIT Group Holding, Inc.,
                    2.620% due 11/01/2001++ ..............          11,300,000
   20,000,000     Prudential Funding Corporation,
                    2.590% due 11/01/2001++ ..............          20,000,000

                  Total Commercial Paper
                    (Cost $31,300,000) ...................          31,300,000
                                                                 -------------
TOTAL INVESTMENTS (Cost $628,315,484*).............  99.4%         572,465,107
OTHER ASSETS AND LIABILITIES (Net) ................   0.6            3,181,483
                                                    -----        -------------
NET ASSETS ........................................ 100.0%       $ 575,646,590
                                                    =====        =============

  * Aggregate cost for federal tax purposes is $639,606,198.
 ** These securities or a partial position of these securities are on loan at October 31, 2001, and have an aggregate market value of $1,147,933, representing 0.2% of the total net assets of the Fund (Collateral Value $1,151,178) (note 7).
*** Amount represents less than 0.1% of total net assets.
  + Non-income producing security.
 ++ Rate represents annualized yield at date of purchase.
+++ Issuer filed for Chapter 11 Bankruptcy protection on December 3, 2001.
    The Fund liquidated its entire holdings in this security effective November 9, 2001.

                SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
               U. S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                             CONTRACTS TO RECEIVE
                -----------------------------------------------       NET
                                                                   UNREALIZED
                                           IN                    APPRECIATION/
EXPIRATION            LOCAL             VALUE IN      EXCHANGE   (DEPRECIATION)
DATE                 CURRENCY             U.S. $     FOR U.S. $  OF CONTRACTS
----------       ------------------   -----------    ----------   --------------
11/02/2001        EUR    11,550,000    10,402,424    10,240,181   $   162,243
11/02/2001        HKD    78,000,000    10,000,110    10,002,117        (2,007)
11/02/2001        JPY    51,000,000       416,681       418,064        (1,383)
11/09/2001        EUR    26,800,000    24,131,535    23,775,460       356,075
11/09/2001        JPY   252,000,000     2,059,760     2,084,200       (24,440)
11/16/2001        EUR     8,100,000     7,291,513     6,931,622       359,891
                                                                  -----------
                                                                  $   850,379
                                                                  -----------
               U. S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                             CONTRACTS TO DELIVER
                -----------------------------------------------       NET
                                                                   UNREALIZED
                                           IN                    APPRECIATION/
EXPIRATION            LOCAL             VALUE IN      EXCHANGE   (DEPRECIATION)
DATE                 CURRENCY             U.S. $     FOR U.S. $  OF CONTRACTS
----------       ------------------   -----------    ----------   --------------
11/01/2001        JPY    22,543,783       184,177       184,767   $       590
11/02/2001        EUR    11,550,000    10,402,424    10,072,644      (329,780)
11/02/2001        HKD    78,000,000    10,000,110    10,000,393           283
11/02/2001        JPY    88,490,404       722,985       726,007         3,022
11/05/2001        JPY    13,417,288       109,613       109,613             0
11/09/2001        EUR    28,300,000    25,482,180    25,421,615       (60,565)
11/09/2001        JPY   252,000,000     2,059,761     2,140,842        81,081
11/16/2001        EUR    20,400,000    18,363,811    18,113,160      (250,651)
02/07/2002        EUR     1,500,000     1,346,146     1,352,663         6,517
02/07/2002        HKD    10,200,000     1,307,860     1,307,860             0
04/26/2002        EUR     2,300,000     2,059,558     2,036,029       (23,529)
04/26/2002        JPY   490,000,000     4,044,138     4,035,296        (8,842)
05/10/2002        EUR     6,500,000     5,854,550     5,854,550             0
05/10/2002        JPY    51,000,000       422,535       422,535             0
                                                                  -----------
                                                                  $  (581,874)
                                                                  -----------
Net Unrealized Appreciation of Forward Foreign
  Currency Contracts ..........................................   $   268,505
                                                                  ===========

------------------------------------------------------------------------------
                              GLOSSARY OF TERMS

                      ADR -- American Depository Receipt
                      EUR -- Euro
                      (F) -- Foreign Shares
                      HKD -- Hong Kong Dollar
                      JPY -- Japanese Yen
------------------------------------------------------------------------------

PORTFOLIO of INVESTMENTS

MID CAP STOCK FUND

OCTOBER 31, 2001

SHARES                                                              VALUE
------                                                              -----
COMMON STOCKS - 92.9%

 CAPITAL GOODS - 10.7%

  AEROSPACE/DEFENSE - 2.8%
      135,000     Lockheed Martin Corporation ............        $  6,583,950
                                                                  ------------

  ELECTRICAL EQUIPMENT - 1.7%
      200,000     CommScope Inc.+ ........................           3,910,000
                                                                  ------------

  MISCELLANEOUS - 6.2%
      270,000     Federal Signal Corporation .............           5,470,200
      275,000     Republic Services Inc.+ ................           4,504,500
      120,000     Teleflex Inc. ..........................           4,800,000
                                                                  ------------
                                                                    14,774,700
                                                                  ------------
                  Total Capital Goods ....................          25,268,650

 COMMUNICATIONS - 1.8%

  UTILITIES/TELECOMMUNICATIONS - 1.8%
       95,000     United States Cellular Corporation+ ....           4,241,750
                                                                  ------------

 CONSUMER CYCLICALS - 8.0%

  APPAREL/SHOES - 3.8%
      175,000     Jones Apparel Group Inc.+ ..............           4,830,000
       85,000     Nike Inc., Class B .....................           4,195,600
                                                                  ------------
                                                                     9,025,600
                                                                  ------------

  LEISURE - 2.7%
      331,000     Mattel Inc. ............................           6,265,830
                                                                  ------------

  RETAIL STORES - 1.5%
      165,000     Penney (J.C.) Company Inc. .............           3,583,800
                                                                  ------------
                  Total Consumer Cyclicals ...............          18,875,230
                                                                  ------------

 CONSUMER STAPLES - 9.1%

  FOODS & FOOD/DRUG RETAIL - 3.9%
       79,000     Hershey Foods Corporation ..............           5,034,670
       70,000     Suiza Foods Corporation+** .............           4,127,900
                                                                  ------------
                                                                     9,162,570
                                                                  ------------

  HOUSEHOLD/PERSONAL CARE PRODUCTS - 2.7%
      135,000     Avon Products Inc. .....................           6,322,050
                                                                  ------------

  RESTAURANTS - 2.5%
       75,000     Papa John's International, Inc.+ .......           2,089,500
       78,000     Tricon Global Restaurants Inc.+ ........           3,946,020
                                                                  ------------
                                                                     6,035,520
                                                                  ------------
                  Total Consumer Staples .................          21,520,140

 ENERGY - 8.1%
  OIL & GAS - 4.3%
      255,000     Ocean Energy Inc. ......................           4,653,750
       39,200     Phillips Petroleum Company .............           2,132,872
      110,000     Unocal Corporation .....................           3,542,000
                                                                  ------------
                                                                    10,328,622
                                                                  ------------

  OIL SERVICES - 3.8%
      145,000     Baker Hughes Inc. ......................           5,195,350
      135,000     Hanover Compressor Company+ ............           3,723,300
                                                                  ------------
                                                                     8,918,650
                                                                  ------------
                  Total Energy ...........................          19,247,272
                                                                  ------------

 FINANCIALS - 14.1%
  BANKS/SAVINGS & LOANS - 7.9%
      178,500     Charter One Financial Inc. .............           4,864,125
      100,000     Comerica Inc. ..........................           4,609,000
      130,000     Dime Bancorp, Inc. .....................           4,404,400
      115,000     TCF Financial Corporation ..............           4,830,000
                                                                  ------------
                                                                    18,707,525
                                                                  ------------

  FINANCIAL SERVICES - 6.2%
      120,000     A.G. Edwards Inc. ......................           4,744,800
       95,000     Ambac Financial Group Inc. .............           4,560,000
       95,000     The PMI Group Inc. .....................           5,267,750
                                                                  ------------
                                                                    14,572,550
                                                                  ------------
                  Total Financials .......................          33,280,075

 HEALTH CARE - 20.8%
  HEALTH CARE PRODUCTS - 9.3%
      105,000     AmerisourceBergen Corporation+ .........           6,673,800
      100,000     Guidant Corporation+ ...................           4,151,000
      116,000     ICN Pharmaceuticals Inc. ...............           2,808,360
      230,000     Mylan Laboratories Inc. ................           8,480,100
                                                                  ------------
                                                                    22,113,260
                                                                  ------------

  HEALTH CARE SERVICES - 11.5%
      290,000     Covance Inc.+ ..........................           5,321,500
      145,000     Express Scripts Inc., Class A+ .........           5,936,300
      295,000     Health Net Inc.+ .......................           6,475,250
      365,000     HEALTHSOUTH Corporation+ ...............           4,752,300
      215,000     IMS Health Inc. ........................           4,594,550
                                                                  ------------
                                                                    27,079,900
                                                                  ------------
                  Total Health Care ......................          49,193,160
                                                                  ------------

 TECHNOLOGY - 16.6%
  COMPUTER SOFTWARE/SERVICES - 10.0%
      380,000     Acxiom Corporation+ ....................           4,480,200
      370,000     BMC Software Inc.+ .....................           5,575,900
      215,000     PeopleSoft Inc.+ .......................           6,400,550
      120,000     Synopsys Inc.+ .........................           5,640,000
      135,000     Systems & Computer Technology
                    Corporation+ .........................           1,653,750
                                                                  ------------
                                                                    23,750,400
                                                                  ------------

  ELECTRONICS/SEMICONDUCTORS - 6.6%
      195,000     Arrow Electronics Inc.+ ................           4,767,750
      250,000     Electronics for Imaging Inc.+ ..........           4,920,000
      190,000     Microchip Technology Inc.+ .............           5,931,800
                                                                  ------------
                                                                    15,619,550
                                                                  ------------
                  Total Technology .......................          39,369,950
                                                                  ------------

 UTILITIES - 3.7%
  UTILITIES/GAS & Electric - 3.7%
       90,000     FPL Group, Inc. ........................           4,779,000
      164,000     NiSource Inc. ..........................           3,895,000
                                                                  ------------
                  Total Utilities ........................           8,674,000
                                                                  ------------
                  Total Common Stocks
                    (Cost $182,919,723) ..................         219,670,227
                                                                  ------------

WARRANTS - 0.0%***
  (Cost $20,340)
       80,000     Dime Bancorp Inc. Litigation Tracking
                    Warrants+ ............................              16,800
                                                                  ------------
PRINCIPAL
AMOUNT
---------
REPURCHASE AGREEMENT - 8.5%
  (Cost $20,028,000)
$  20,028,000     Agreement with Credit Suisse First
                    Boston Corporation, 2.520%,
                    dated 10/31/2001, to be
                    repurchased at 20,029,402
                    on 11/01/2001, collateralized
                    by $14,740,050 U.S. Treasury Bond,
                    8.125% due 08/15/2019
                    (Market Value $20,548,100) ...........        $ 20,028,000
                                                                  ------------
TOTAL INVESTMENTS (Cost $202,968,063*) ............ 101.4%         239,715,027
OTHER ASSETS AND LIABILITIES (Net) ................  (1.4)          (3,227,813)
                                                    -----         ------------
NET ASSETS......................................... 100.0%        $236,487,214
                                                    =====         ============

  *     Aggregate cost for federal tax purposes is $204,811,997.
 ** This security or a partial position of this security is on loan at October 31, 2001, and has an aggregate market value of $3,302,320, representing 1.4% of the total net assets of the Fund (Collateral Value $3,360,000) (note 7).
***     Amount represents less than 0.1% of total net assets.
  +     Non-income producing security.

                      See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

SMALL CAP STOCK FUND

OCTOBER 31, 2001



SHARES                                                                VALUE
------                                                                -----

COMMON STOCKS - 98.5%
 CAPITAL GOODS - 1.0%
  ELECTRICAL EQUIPMENT - 1.0%
       97,520     Electro Scientific Industries Inc.+ ....        $  2,298,546
                                                                  ------------

 COMMUNICATIONS - 2.2%
  UTILITIES/TELECOMMUNICATIONS - 2.2%
      925,700     Gilat Satellite Networks Ltd.+ .........           2,036,540
    1,792,980     Latitude Communications Inc.+ ..........           2,904,628
                                                                  ------------
                  Total Communications ...................           4,941,168
                                                                  ------------

 CONSUMER CYCLICALS - 23.3%
  APPAREL/SHOES - 2.2%
      366,750     Cutter & Buck Inc.+ ....................           1,422,990
       87,600     J. Jill Group Inc.+ ....................           1,338,528
      169,000     Quiksilver Inc.+ .......................           2,225,730
                                                                  ------------
                                                                     4,987,248
                                                                  ------------

  BUSINESS SERVICES - 13.5%
    1,836,225     Click2Learn.com Inc. ...................           6,390,063
      540,400     Edison Schools Inc.+ ...................          10,186,540
      616,595     First Consulting Group Inc.+ ...........           7,368,310
      412,600     Getty Images Inc.+ .....................           6,432,434
    3,305,900     PeoplePC Inc.+** .......................             826,475
                                                                  ------------
                                                                    31,203,822
                                                                  ------------

  HOTELS & GAMING - 4.1%
      563,800     Intrawest Corporation ..................           7,881,924
      245,240     WestCoast Hospitality Corporation+ .....           1,547,464
                                                                  ------------
                                                                     9,429,388
                                                                  ------------

  MISCELLANEOUS - 3.5%
      464,800     Building Materials Holding Corporation+            5,577,600
      427,055     K2 Inc.+ ...............................           2,434,214
                                                                  ------------
                                                                     8,011,814
                                                                  ------------
                  Total Consumer Cyclicals ...............          53,632,272
                                                                  ------------

 CONSUMER STAPLES - 1.2%
  FOODS & FOOD/DRUG RETAIL - 0.8%
       51,100     Whole Foods Market, Inc.+ ..............           1,775,725
                                                                  ------------

  MEDIA - 0.4%
      338,400     Sirius Satellite Radio Inc.+** .........             842,616
                                                                  ------------
                  Total Consumer Staples .................           2,618,341
                                                                  ------------

 ENERGY - 2.2%
  OIL SERVICES - 2.2%
      182,662     Hanover Compressor Company+ ............           5,037,818
                                                                  ------------

 FINANCIALS - 3.4%
  FINANCIAL SERVICES - 3.4%
      318,417     American Captial Strategies Ltd. .......           7,887,189
                                                                  ------------

 HEALTH CARE - 21.4%
  HEALTH CARE PRODUCTS - 21.4%
      621,050     Corixa Corporation+ ....................           8,055,018
       79,700     CuraGen Corporation+ ...................           1,838,679
      686,000     Dendreon Corporation+ ..................           6,002,500
      221,500     DUSA Pharmaceuticals Inc.+ .............           2,170,700
      157,100     Emisphere Technologies Inc.+ ...........           3,778,255
       37,080     ICOS Corporation+ ......................           2,141,370
      333,700     Incyte Genomics Inc.+ ..................           4,972,130
       80,400     Medicis Pharmaceutical Corporation,
                    Class A+ .............................           4,638,276
      635,400     Pain Therapeutics Inc.+ ................           4,104,684
      218,250     Pharmacyclics Inc.+ ....................           4,742,572
      331,071     SonoSite Inc.+ .........................           6,866,413
                                                                  ------------
                  Total Health Care ......................          49,310,597
                                                                  ------------

 TECHNOLOGY - 42.0%
  COMPUTER SERVICES - 6.7%
    1,775,400     BSQUARE Corporation+ ...................           5,485,986
      241,350     Carreker Corporation+ ..................             958,160
      166,700     Cognizant Technology Solutions
                    Corporation+ .........................           4,704,274
    2,762,800     Intraware Inc.+** ......................           1,823,448
    2,217,700     Lionbridge Technologies, Inc.+** .......           2,439,470
                                                                  ------------
                                                                    15,411,338
                                                                  ------------

  COMPUTER SOFTWARE - 20.8%
      761,800     Digimarc Corporation+ ..................           9,316,814
      517,500     E.piphany, Inc.+ .......................           3,053,250
      629,500     Interwoven, Inc.+ ......................           4,601,645
      395,150     Made2Manage Systems Inc.+ ..............           1,426,492
      294,189     NetIQ Corporation+ .....................           8,281,420
      683,400     Nuance Communications Inc.+ ............           5,515,038
    2,221,700     ONYX Software Corporation+ .............           8,398,026
      418,962     Peregrine Systems Inc.+ ................           6,049,811
      984,000     Primus Knowledge Solutions Inc.+ .......           1,151,280
                                                                    47,793,776
                                                                  ------------

  COMPUTER SYSTEMS - 4.1%
      573,400     Advanced Digital Information Corporation+          8,566,596
       67,412     RadiSys Corporation+ ...................             928,263
                                                                  ------------
                                                                     9,494,859
                                                                  ------------

  ELECTRONICS/SEMICONDUCTORS - 10.4%
      332,750     Credence Systems Corporation+ ..........           4,525,400
      295,400     FEI Company+ ...........................           7,969,892
      143,000     Lattice Semiconductor Corporation+ .....           2,502,500
      163,780     Microvision Inc.+ ......................           2,278,180
       44,100     NVIDIA Corporation+ ....................           1,890,126
      477,000     Pixelworks Inc.+ .......................           4,817,700
                                                                  ------------
                                                                    23,983,798
                                                                  ------------
                  Total Technology .......................          96,683,771
                                                                  ------------

  TRANSPORTATION - 1.8%
       91,600     Expeditors International of
                    Washington Inc. ......................           4,140,320
                                                                  ------------
                  Total Common Stocks
                    (Cost $351,444,953) ..................         226,550,022
                                                                  ------------

PRINCIPAL
AMOUNT
---------
REPURCHASE AGREEMENT - 1.7%
  (Cost $3,944,000)
$   3,944,000     Agreement with Credit Suisse First
                    Boston Corporation, 2.520%, dated
                    10/31/2001, to be repurchased at
                    $3,944,276 on 11/01/2001,
                    collateralized by $2,902,674 U.S.
                    Treasury Bond, 8.125% due 08/15/2019
                    (Market Value $4,046,420) ............        $  3,944,000
                                                                  ------------
TOTAL INVESTMENTS (Cost $355,388,953*)............. 100.2%         230,494,022
OTHER ASSETS AND LIABILITIES (Net) (Net) ..........  (0.2)            (424,200)
                                                    -----         ------------
NET ASSETS ........................................ 100.0%        $230,069,822
                                                    =====         ============

 * Aggregate cost for federal tax purposes is $357,911,134.
** These securities or a partial position of these securities are on loan at October 31, 2001, and have an aggregate market value of $546,885, representing 0.2% of the total net assets of the Fund (Collateral Value $1,839,500) (note 7).
 + Non-income producing security.

                      See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

INTERNATIONAL GROWTH FUND

OCTOBER 31, 2001



SHARES                                                               VALUE
------                                                               -----
COMMON STOCKS - 93.7%

 JAPAN - 22.4%
       12,500     ACOM Company Ltd.++ ....................       $   1,043,666
       15,810     Advantest Corporation ..................             813,717
       47,000     Aeon Company Ltd. ......................           1,007,924
       10,000     Aiful Corporation++ ....................             784,282
       16,800     Chubu Electric Power Company Inc.** ....             361,652
       61,000     Chugai Pharmaceutical Company Ltd.** ...             891,540
       59,000     Daiwa Securities Group Inc. ............             385,605
        5,500     Fuji Soft ABC Inc. .....................             230,955
       13,000     Furukawa Electric Company Ltd. .........              74,981
        3,000     Hirose Electric Company Ltd. ...........             220,089
      148,000     Hitachi Ltd. ...........................           1,009,599
       11,700     Hoya Corporation .......................             698,721
      103,000     Japan Airlines Company Ltd. ............             252,441
           34     KDDI Corporation .......................              89,719
        2,310     Keyence Corporation ....................             351,959
       18,000     Kokusai Securities Company Ltd. ........             112,495
        6,000     Matsushita Communication Industrial
                    Company Ltd. .........................             168,621
       93,000     Mitsubishi Estate Company Ltd. .........             909,448
      160,000     Mitsubishi Heavy Industries Ltd. .......             538,540
      210,000     Mitsubishi Motors Corporation+ .........             423,757
      117,000     Mitsui Fudosan Company Ltd. ............           1,188,113
      217,000     Mitsui Sumitomo Insurance
                    Company Ltd. .........................           1,205,506
       17,500     Murata Manufacturing Company Ltd. ......           1,097,994
      160,000     NEC Corporation ........................           1,450,921
       71,000     Nikko Cordial Corporation ..............             383,408
       69,200     Nikon Corporation ......................             531,982
       12,200     Nintendo Company Ltd. ..................           1,881,753
           70     Nippon Telegraph & Telephone Corporation             288,223
      222,000     Nissan Motor Company Ltd. ..............             979,372
       53,000     Nomura Securities Company Ltd. .........             697,112
          210     NTT DoCoMo Inc. ........................           2,847,923
        9,500     Promise Company Ltd. ...................             614,681
        7,200     Rohm Company Ltd. ......................             766,439
       23,000     Sankyo Company Ltd. ....................             447,204
       53,000     Sekisui House Ltd. .....................             426,927
          400     Shimamura Company Ltd. .................              24,084
       19,000     Shin-Etsu Chemical Company Ltd. ........             625,546
       67,000     Shionogi & Company Ltd. ................           1,198,726
       41,290     Sony Corporation .......................           1,561,805
        2,200     Sony Corporation, Sponsored ADR ........              84,040
       34,800     Sumitomo Mitsui Banking Corporation ....             215,217
       72,000     Sumitomo Realty & Development
                    Company Ltd. .........................             489,392
       52,000     Suzuki Motor Corporation ...............             533,998
       13,000     Taiyo Yuden Company Ltd. ...............             175,875
        5,000     TDK Corporation ........................             222,213
        6,700     Tokyo Electric Power Company Inc. ......             166,398
       38,400     Tokyo Electron Ltd. ....................           1,577,975
       62,000     Tokyu Corporation** ....................             279,596
      149,000     Toray Industries Inc.** ................             410,220
           81     UFJ Holdings, Inc.+ ....................             361,309
       20,000     Ushio Inc. .............................             249,663
                                                                  ------------
                                                                    33,353,326
                                                                  ------------

  UNITED KINGDOM - 17.1%
       65,000     ARM Holdings PLC+ ......................             328,965
       34,500     AstraZeneca PLC ........................           1,553,908
       94,800     AstraZeneca PLC (F) ....................           4,275,311
        3,300     AstraZeneca PLC, Sponsored ADR .........             148,863
          700     Autonomy Corporation PLC+ ..............               2,993
       11,000     Autonomy Corporation PLC (F)+ ..........              44,793
      108,369     BAE SYSTEMS PLC ........................             526,392
       77,000     BG Group PLC ...........................             291,433
       83,200     Brambles Industries PLC+ ...............             417,748
      107,200     Centrica PLC ...........................             341,426
       54,100     Compass Group PLC ......................             394,571
       83,200     GKN PLC ................................             321,554
      223,120     Granada Compass PLC++ ..................             422,643
       84,400     Hays PLC ...............................             202,221
       52,500     HBOS PLC ...............................             591,723
      106,416     Lloyds TSB Group PLC ...................           1,074,049
       51,000     National Grid Group PLC ................             361,949
       54,300     Pearson PLC ............................             649,916
       82,200     Prudential PLC .........................             860,720
       73,000     Reuters Group PLC ......................             691,133
       91,000     Royal Bank of Scotland Group PLC .......           2,177,032
      229,000     Shell Transport & Trading Company PLC ..           1,715,143
       23,000     Shire Pharmaceuticals Group PLC+ .......             334,492
      108,740     Smiths Group PLC .......................           1,078,528
      110,800     Tate & Lyle PLC ........................             476,162
      194,000     TI Automotive Ltd., Class A+ ...........                   0
       65,000     Unilever PLC ...........................             472,179
    2,464,319     Vodafone Group PLC .....................           5,698,383
                                                                  ------------
                                                                    25,454,230
                                                                  ------------

  SWITZERLAND - 7.6%
          668     Compagnie Financiere Richemont AG,
                    Units ................................           1,329,553
       30,700     Credit Suisse Group ....................           1,122,428
        6,586     Holcim Ltd., Class B ...................           1,268,494
        5,730     Nestle SA ..............................           1,189,598
       47,325     Novartis AG ............................           1,772,282
        9,000     Roche Holding AG .......................             624,204
       20,736     Swiss Reinsurance Company ..............           2,133,438
        3,104     Swisscom AG ............................             862,074
        1,944     Syngenta AG+ ...........................              99,385
          411     Syngenta AG (F)+ .......................              21,171
       17,856     UBS AG .................................             830,534
                                                                 -------------
                                                                    11,253,161
                                                                 -------------

  NETHERLANDS - 6.9%
       44,658     ABN-AMRO Holding NV ....................       $     682,164
      111,393     Aegon NV ...............................           2,799,145
        5,000     ASML Holding NV+ .......................              72,053
       66,000     ASML Holding NV (F)+ ...................             949,080
        5,900     Hagemeyer NV ...........................              84,491
       20,875     Heineken Holding NV, Class A ...........             554,641
       48,750     Heineken NV ............................           1,793,618
       15,900     ING Groep NV ...........................             396,680
        4,300     Koninklijke (Royal) Philips
                    Electronics NV .......................              96,965
       32,800     Koninklijke (Royal) Philips
                    Electronics NV (F) ...................             745,635
       16,400     Koninklijke Luchtvaart Maatschappij
                    NV (KLM) .............................             153,470
                  28,300 STMicroelectronics NV ...........             791,551
        6,000     STMicroelectronics NV (F) ..............             169,685
       12,000     Unilever NV ............................             629,025
        9,700     VNU NV .................................             283,061
                                                                  ------------
                                                                    10,201,264
                                                                  ------------

  FRANCE - 6.3%
        9,400     Accor SA ...............................             295,218
       17,500     Altadis SA .............................             288,753
       61,200     Bouygues SA++ ..........................           1,874,104
        7,000     Carrefour SA ...........................             358,420
       11,700     Compagnie Generale des Etablissements
                    Michelin, Class B ....................             361,762
        4,800     Groupe Danone ..........................             555,530
        5,100     L'Air Liquide SA .......................             688,090
        5,100     LVMH Moet Hennessy Louis Vuitton SA** ..             179,923
       44,400     Sanofi-Synthelabo SA ...................           2,929,233
        9,800     Schneider Electric SA ..................             392,604
       16,700     Societe BIC SA .........................             513,052
       20,500     Societe Television Francaise 1 .........             460,852
       11,700     Vivendi Universal SA ...................             546,911
                                                                  ------------
                                                                     9,444,452
                                                                  ------------

  HONG KONG - 4.3%
    1,350,000     Amoy Properties Ltd. ...................           1,401,916
      194,000     Cheung Kong Holdings Ltd. ..............           1,641,530
      265,500     China Mobile (Hong Kong) Ltd.+ .........             805,006
      139,200     Hutchison Whampoa Ltd. .................           1,128,763
      402,000     Johnson Electric Holdings Ltd. .........             350,460
      220,000     Li & Fung Ltd. .........................             210,127
      458,000     Shangri-La Asia Ltd.++ .................             264,229
      133,000     Swire Pacific Ltd., Class A ............             555,869
                                                                  ------------
                                                                     6,357,900
                                                                  ------------

  GERMANY - 3.7%
       14,000     Aixtron AG .............................             264,543
        1,200     Allianz AG .............................             282,953
       28,200     Bayerische Motoren Werke (BMW) AG ......             839,175
       34,500     DaimlerChrysler AG .....................           1,204,076
        5,200     Deutsche Bank AG .......................             289,391
       16,300     Deutsche Telekom AG ....................             252,364
       10,400     Epcos AG ...............................             448,113
       33,600     Infineon Technologies AG ...............             506,894
        9,800     Infineon Technologies, ADR .............             147,392
       39,300     Metro AG ...............................           1,292,313
                                                                  ------------
                                                                     5,527,214
                                                                  ------------

  AUSTRALIA - 3.6%
       53,300     Australia & New Zealand Banking
                    Group Ltd. ...........................             479,809
      431,440     BHP Ltd. ...............................           1,944,099
      269,234     Foster's Brewing Group Ltd. ............             657,675
       37,077     News Corporation Ltd. ..................             255,939
      110,534     QBE Insurance Group, Ltd.++ ............             386,523
       30,442     Westpac Banking Corporation Ltd. .......             227,343
      138,100     WMC Ltd. ...............................             650,162
      125,500     Woolworths Ltd. ........................             718,130
                                                                  ------------
                                                                     5,319,680
                                                                  ------------

  CANADA - 3.3%
       46,800     Abitibi-Consolidated Inc. ..............             286,121
        8,600     Alcan Aluminium Ltd. ...................             263,973
       30,400     ATI Technologies Inc.+ .................             251,577
        9,200     Bank of Nova Scotia ....................             254,267
       80,900     Bombardier Inc., Class B ...............             525,192
       34,000     Inco Ltd.+ .............................             466,091
       18,700     Magna International Inc., Class A ......             989,924
        7,200     MDS Inc. ...............................              96,206
       81,300     Nortel Networks Corporation ............             472,353
       37,300     Thomson Corporation ....................           1,041,466
        4,600     Toronto-Dominion Bank ..................             104,200
       16,300     Zarlink Semiconductor Inc.+ ............             124,207
                                                                  ------------
                                                                     4,875,577
                                                                  ------------

  FINLAND - 3.2%
      189,100     Nokia Oyj ..............................           3,956,435
       11,700     Nokia Oyj, Sponsored ADR ...............             239,967
       16,500     UPM-Kymmene Oyj ........................             536,481
                                                                  ------------
                                                                     4,732,883
                                                                  ------------

  SINGAPORE - 2.7%
       35,006     Datacraft Asia Ltd.** ..................             113,420
       56,000     DBS Group Holdings Ltd. ................             319,256
       52,000     Singapore Airlines Ltd. ................             240,868
       64,000     Singapore Press Holdings Ltd. ..........             554,313
      409,000     Singapore Technologies Engineering Ltd.              461,858
      176,880     Singapore Telecommunications Ltd.+,++ ..             166,904
    1,923,000     Singapore Telecommunications Ltd.(F)+,++           1,826,850
       63,000     United Overseas Bank Ltd. (F) ..........             352,256
                                                                  ------------
                                                                     4,035,725

  MEXICO - 1.8%
       47,600     America Movil SA de C.V., Series L, ADR        $     714,000
       59,100     Telefonos de Mexico SA, Class L,
                    Sponsored ADR ........................           2,012,946
                                                                  ------------
                                                                     2,726,946
                                                                  ------------

  SWEDEN - 1.7%
       40,300     Assa Abloy AB, B Shares ................             460,418
      109,600     Ericsson LM, B Shares ..................             476,127
       58,000     Ericsson LM, Sponsored ADR .............             247,660
       49,500     ForeningsSparbanken AB .................             498,035
       70,000     Svenska Handlesbanken AB, A Shares .....             865,554
                                                                  ------------
                                                                     2,547,794
                                                                  ------------

  SPAIN - 1.6%
       65,500     Banco Bilbao Vizcaya Argentaria SA .....             733,290
       60,200     Industria de Diseno Textil SA+ .........           1,122,354
       32,926     Telefonica SA+ .........................             395,602
        4,942     Telefonica SA, Sponsored ADR+ ..........             175,293
                                                                  ------------
                                                                     2,426,539
                                                                  ------------

     ITALY - 1.6%
       39,800     Assicurazioni Generali SpA .............           1,091,525
       97,050     Eni SpA ................................           1,216,741
                                                                  ------------
                                                                     2,308,266
                                                                  ------------

  SOUTH KOREA - 1.5%
       41,100     Hyundai Motor Company Ltd., GDR++ ......             322,635
       10,156     Samsung Electronics Company Ltd. .......           1,360,669
        7,490     Samsung Electronics Company Ltd., GDR ..             564,371
                                                                  ------------
                                                                     2,247,675
                                                                  ------------

  IRELAND - 1.5%
       77,992     Allied Irish Banks PLC .................             758,643
       63,460     CRH PLC ................................             984,801
       41,000     Irish Life & Permanent PLC .............             433,895
                                                                 -------------
                                                                     2,177,339
                                                                 -------------

  TAIWAN - 1.1%
       73,760     Asustek Computer Inc., GDR++ ...........             254,472
      109,668     Taiwan Semiconductor Manufacturing
                    Company Ltd., Sponsored ADR+ .........           1,415,814
                                                                 -------------
                                                                     1,670,286
                                                                 -------------

  NORWAY - 0.9%
       13,300     Norsk Hydro ASA ........................             507,654
      118,000     Statoil ASA+ ...........................             817,096
                                                                  ------------
                                                                     1,324,750
                                                                  ------------

  GREECE - 0.3%
       27,000     Hellenic Telecommunications
                    Organization SA ......................             437,723
                                                                  ------------

  PORTUGAL - 0.3%
       60,000     Telecel-Comunicacaoes Pessoais SA ......             421,511
                                                                  ------------

  RUSSIA - 0.3%
        8,900     OAO Lukoil Holdings, Sponsored ADR .....             394,993
                                                                  ------------

                  Total Common Stocks
                    (Cost $165,672,204) ..................         139,239,234
                                                                  ------------

CONVERTIBLE PREFERRED STOCK - 0.4%
  (Cost $926,662)
  JAPAN - 0.4%
  102,000,000     Sanwa International Finance Bermuda Trust,
                    Conv. Pfd., 1.250% due 08/01/2005 (F)              564,560
                                                                  ------------

PREFERRED STOCK - 0.2%
(Cost $551,495)
  SOUTH KOREA - 0.2%
        6,100     Samsung Electronics Company Ltd. .......             347,158
                                                                  ------------

  PRINCIPAL
  AMOUNT
-----------
CONVERTIBLE BOND - 0.1%
  (Cost $127,804)
  LUXEMBOURG - 0.1%
$     131,000     Hellenic Exchangeable Finance SCA , Conv.
                    Secured Bond, 2.000% due 08/02/2005+,++            129,491
                                                                  ------------

  SHARES
  ------
RIGHTS - 0.0%***
(Cost $0)
  SWITZERLAND - 0.0%***
       20,736     Swiss Reinsurance-Rights ...............                   0
                                                                  ------------

  PRINCIPAL
  AMOUNT
-----------
REPURCHASE AGREEMENT - 5.1%
  (Cost $7,613,000)
$   7,613,000     Agreement with Credit Suisse First
                    Boston Corporation, 2.520% dated
                    10/31/2001, to be repurchased at
                    $7,613,533 on 11/01/2001,
                    collateralized by $5,602,956 U.S.
                    Treasury Bond, 8.125% due 08/15/2019
                    (Market Value $7,810,699) ............           7,613,000
                                                                  ------------
TOTAL INVESTMENTS (Cost $174,891,165*) ............  99.5%         147,893,443
OTHER ASSETS AND LIABILITIES (Net) ................   0.5              800,011
                                                    -----         ------------
NET ASSETS ........................................ 100.0%        $148,693,454
                                                    =====         ============

  * Aggregate cost for federal tax purposes is $175,798,010.
 ** These securities or a partial position of these securities are on loan at October 31, 2001, and have an aggregate market value of $1,794,430, representing 1.2% of the total net assets of the Fund (Collateral Value $1,909,713) (note 7).
*** Amount represents less than 0.1% of total net assets.
  + Non-income producing security.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933.

                      See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

OCTOBER 31, 2001

AS OF OCTOBER 31, 2001, SECTOR DIVERSIFICATION WAS AS FOLLOWS:
                                                         % OF
        SECTOR DIVERSIFICATION                         NET ASSETS      VALUE
        ----------------------                         ----------      -----
COMMON STOCKS:
Utilities/Telecommunications ...................         17.4%     $25,898,838
Electronics/Semiconductors .....................          9.7       14,485,695
Health Care Products ...........................          9.6       14,271,968
Basic Industry .................................          8.4       12,402,288
Banks/Savings & Loan ...........................          8.0       11,936,500
Insurance ......................................          6.2        9,193,706
Consumer Staples ...............................          5.7        8,485,076
Financial Services .............................          4.1        6,102,561
Real Estate Investment Trusts (REIT's) .........          3.8        5,630,399
Autos & Transporation ..........................          3.5        5,229,387
Media ..........................................          3.3        4,906,234
Oil & Gas ......................................          3.0        4,435,406
Retail Stores ..................................          2.8        4,164,806
Consumer Durables ..............................          2.0        2,915,372
Leisure ........................................          1.3        1,881,753
Other ..........................................          4.9        7,299,245
                                                         ----      -----------
TOTAL COMMON STOCKS ............................         93.7      139,239,234
CONVERTIBLE PREFERRED STOCK ....................          0.4          564,560
PREFERRED STOCK ................................          0.2          347,158
CONVERTIBLE BOND ...............................          0.1          129,491
RIGHTS .........................................          0.0***             0
REPURCHASE AGREEMENT ...........................          5.1        7,613,000
                                                         ----      -----------
TOTAL INVESTMENTS ..............................         99.5      147,893,443
OTHER ASSETS AND LIABILITIES (Net) .............          0.5          800,011
                                                         ----      -----------
NET ASSETS .....................................        100.0%     $148,693,454
                                                        =====      ============
--------------
*** Amount represents less than 0.1% of total net assets.

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

               U. S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                              CONTRACTS TO RECEIVE
             -----------------------------------------------        NET
                                                                 UNREALIZED
                                                      IN        APPRECIATION/
EXPIRATION        LOCAL              VALUE IN      EXCHANGE    (DEPRECIATION)
   DATE         CURRENCY               U.S. $     FOR U.S. $    OF CONTRACTS
----------   -----------------       --------     ----------  ----------------
11/02/2001   JPY     7,132,758        58,275        58,465    $      (190)
11/05/2001   JPY    11,959,837        97,804        97,804              0
11/08/2001   EUR       644,515       580,363       566,999         13,364
11/13/2001   EUR       207,769       187,053       184,961          2,092
11/15/2001   EUR       778,253       700,600       692,637          7,963
11/16/2001   EUR       740,930       666,975       663,999          2,976
11/20/2001   EUR       817,432       735,728       746,548        (10,820)
11/21/2001   EUR       676,437       608,802       611,718         (2,916)
11/30/2001   CHF     1,009,662       618,362       602,417         15,945
12/07/2001   EUR       399,929       359,723       355,275          4,448
12/20/2001   CHF       550,443       337,144       344,954         (7,810)
12/21/2001   EUR       238,012       213,973       219,841         (5,868)
12/27/2001   CHF     1,168,322       715,612       735,430        (19,818)
01/15/2002   EUR       527,646       473,914       472,318          1,596
01/18/2002   EUR     1,226,980     1,101,911     1,103,334         (1,423)
01/23/2002   EUR       987,941       887,073       881,735          5,338
01/29/2002   EUR     1,090,643       979,070       970,999          8,071
02/28/2002   EUR     1,377,715     1,235,535     1,236,715         (1,180)
03/18/2002   EUR     1,968,514     1,764,417     1,648,132        116,285
03/25/2002   CHF       985,331       603,843       624,984        (21,141)
03/26/2002   EUR       274,002       245,534       237,673          7,861
03/28/2002   EUR     3,192,658     2,860,789     2,668,211        192,578
04/26/2002   EUR     2,242,757     2,008,299     1,978,913         29,386
05/28/2002   EUR       477,517       427,322       422,384          4,938
                                                               ----------
                                                               $  341,675
                                                               ----------

                U. S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                          CONTRACTS TO DELIVER
             -----------------------------------------------        NET
                                                                 UNREALIZED
                                                      IN        APPRECIATION/
EXPIRATION        LOCAL              VALUE IN      EXCHANGE    (DEPRECIATION)
   DATE         CURRENCY               U.S. $     FOR U.S. $    OF CONTRACTS
----------   -----------------       --------     ----------  ----------------
11/01/2001       AUD        43,185        21,792        21,786    $        (6)
11/01/2001       CAD        19,118        12,050        12,127             77
11/05/2001       AUD        39,121        19,686        19,686              0
11/13/2001       GBP       130,125       189,124       184,960         (4,164)
11/15/2001       JPY    84,657,620       692,228       692,638            410
11/20/2001       CAD     1,142,606       719,960       746,547         26,587
11/21/2001       JPY    73,819,592       603,839       611,718          7,879
11/30/2001       JPY    71,988,950       589,204       602,418         13,214
12/07/2001       CAD       554,101       349,069       355,275          6,206
12/20/2001       HKD     2,690,620       344,991       344,954            (37)
12/21/2001       JPY    25,786,280       211,330       219,841          8,511
12/27/2001       JPY    85,754,900       703,065       735,431         32,366
01/15/2002       JPY    57,318,250       470,446       472,319          1,873
01/18/2002       JPY   133,519,980     1,096,070     1,103,334          7,264
01/23/2002       CAD       560,225       352,822       355,209          2,387
01/23/2002       JPY    63,851,750       524,312       526,526          2,214
02/28/2002       JPY   249,224,500     2,050,386     2,096,715         46,329
03/18/2002       JPY   199,959,760     1,646,545     1,648,132          1,587
03/25/2002       SEK     6,594,330       616,132       624,984          8,852
03/26/2002       GBP       168,073       242,528       237,674         (4,854)
03/28/2002       JPY   331,046,800     2,727,314     2,668,212        (59,102)
04/26/2002       GBP     1,393,492     2,007,505     1,978,913        (28,592)
05/28/2002       JPY    50,760,150       419,712       422,385          2,673
                                                                   ----------
                                                                   $   71,674
                                                                   ----------
Net Unrealized Appreciation of Forward Foreign
  Currency Contracts .........................................     $  413,349
                                                                   ==========

------------------------------------------------------------------------------
                              GLOSSARY OF TERMS
                      ADR -- American Depository Receipt
                      AUD -- Australian Dollar
                      CAD -- Canadian Dollar
                      CHF -- Swiss Franc
                      EUR -- Euro
                      (F) -- Foreign Shares
                      GBP -- Great Britain Pound Sterling
                      GDR -- Global Depository Receipt
                      HKD -- Hong Kong Dollar
                      JPY -- Japanese Yen
                      REG -- Registered
------------------------------------------------------------------------------

                      See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

SHORT TERM INCOME FUND

OCTOBER 31, 2001


  PRINCIPAL
  AMOUNT                                                              VALUE
  ---------                                                           -----
CORPORATE BONDS AND NOTES - 62.0%
  BANKS - 10.3%
$   2,000,000     First Chicago Corporation, Sub. Note,
                    9.250% due 11/15/2001 ................       $   2,003,626
    3,500,000     MBNA America Bank NA, Note,
                    6.500% due 06/20/2006 ................           3,613,400
    1,000,000     Northern Trust Company, Sub. Note,
                    6.500% due 05/01/2003 ................           1,049,504
    3,000,000     Wachovia Corporation, Sr. Unsub. Note,
                    6.700% due 06/21/2004** ..............           3,210,561
    4,000,000     Wells Fargo Company, Note,
                    6.500% due 09/03/2002** ..............           4,128,332
                                                                 -------------
                                                                    14,005,423
                                                                 -------------
  FINANCIAL SERVICES - 10.2%
    1,000,000     Bear Stearns Company, Inc., Note,
                    6.200% due 03/30/2003 ................           1,042,440
    4,250,000     Boeing Capital Corporation, Sr. Note,
                    5.650% due 05/15/2006 ................           4,344,044
    1,000,000     CIT Group Inc., Sr. Note,
                    6.375% due 11/15/2002 ................           1,038,478
    1,000,000     Fairfax Financial Holdings Ltd., Note,
                    7.750% due 12/15/2003 ................             999,321
    3,000,000     Goldman Sachs Group LP, Note,
                    7.800% due 07/15/2002++ ..............           3,087,339
    1,500,000     Merrill Lynch & Company, Series B, Note,
                    8.300% due 11/01/2002 ................           1,582,296
      717,000     Paine Webber Group Inc., Deb.,
                    9.250% due 12/15/2001 ................             722,364
    1,000,000     Salomon Smith Barney Holdings Inc., Note,
                    6.125% due 01/15/2003 ................           1,039,472
                                                                 -------------
                                                                    13,855,754
                                                                 -------------
  TRANSPORTATION - 7.4%
    1,000,000     Norfolk Southern Corporation, Note,
                    6.950% due 05/01/2002 ................           1,019,415
    3,500,000     Rollins Truck Leasing Corporation, Deb.,
                    8.375% due 02/15/2007 ................           4,015,242
    4,000,000     Southwest Airlines Company, Pass-thru
                    Certificates, 5.496% due 11/01/2006 ..           4,036,720
    1,000,000     Union Pacific Corporation, Deb.,
                    9.625% due 12/15/2002 ................           1,068,717
                                                                 -------------
                                                                    10,140,094
                                                                 -------------
  INFORMATION TECHNOLOGY - 7.4%
    4,000,000     Analog Devices, Inc., Conv. Sub. Note,
                    4.750% due 10/01/2005++ ..............           3,795,000
    3,000,000     Computer Science Corporation, Note,
                    6.750% due 06/15/2006** ..............           3,178,677
    1,000,000     Sony Corporation, Unsub. Note,
                    6.125% due 03/04/2003 ................           1,040,650
    2,000,000     Sun Microsystems, Inc., Sr. Note,
                    7.000% due 08/15/2002*** .............           2,042,366
                                                                 -------------
                                                                    10,056,693
                                                                 -------------
  HEALTH CARE - 6.2%
    2,250,000     Aetna Inc., Sr. Note,
                    7.375% due 03/01/2006*** .............           2,292,493
    2,000,000     Athena Neurosciences Finance LLC,
                    Company Guarantee, 7.250% due 02/21/2008         2,157,801
    4,000,000     Tenet Healthcare Corporation, Note,
                    5.375% due 11/15/2006++ ..............           3,981,160
                                                                 -------------
                                                                     8,431,454
                                                                 -------------
   CONSUMER STAPLES - 4.1%
    2,000,000     ConAgra Inc., Sr. Note,
                    9.875% due 11/15/2005 ................           2,354,508
    2,000,000     Philip Morris Companies Inc., Note,
                    7.500% due 04/01/2004 ................           2,162,926
    1,000,000     Tyson Foods, Inc., Note,
                    6.000% due 01/15/2003 ................           1,013,762
                                                                 -------------
                                                                     5,531,196
                                                                 -------------
  RETAIL SALES - 4.0%
    3,500,000     Dayton Hudson Corporation, Deb.,
                    8.500% due 12/01/2022 ................           3,907,477
    1,000,000     Dillards, Inc., Note,
                    6.430% due 08/01/2004** ..............             921,939
      500,000     Federated Department Stores Inc., Bond,
                    6.790% due 07/15/2027 ................             531,408
      100,000     Wal-Mart Stores Inc., Note,
                    6.750% due 05/15/2002 ................             102,125
                                                                 -------------
                                                                     5,462,949
                                                                 -------------
  REAL ESTATE INVESTMENT TRUSTS/PROPERTY - 3.5%
    3,000,000     Nationwide Health Properties Inc., Note,
                    9.750% due 03/20/2008 ................           3,240,201
    1,500,000     Sun Communities Inc., Sr. Note,
                    7.625% due 05/01/2003 ................           1,569,297
                                                                 -------------
                                                                     4,809,498
                                                                 -------------
  UTILITIES - 2.3%
    1,000,000     United Illuminating Company, Note,
                    6.000% due 12/15/2003 ................           1,037,055
    2,000,000     Wisconsin Electric Power Company, Deb.,
                    6.625% due 12/01/2002 ................           2,084,708
                                                                 -------------
                                                                     3,121,763
                                                                 -------------
  ADVERTISING AGENCIES - 2.2%
    2,750,000     Interpublic Group Companies, Inc., Note,
                    7.875% due 10/15/2005*** .............           2,971,188
                                                                 -------------
  OIL & GAS - 2.1%
      710,000     Enron Corporation, Deb.,
                    9.125% due 04/01/2003**+++ ...........             618,534
    1,200,000     PDVSA Finance Ltd., Bond,
                    6.450% due 02/15/2004 ................           1,212,685
    1,000,000     Union Texas Petroleum Holdings, Inc.,
                    Series A, MTN, 6.600% due 12/04/2002 .           1,042,452
                                                                 -------------
                                                                     2,873,671
                                                                 -------------
MEDIA/TELECOMMUNICATIONS - 1.6%
    1,500,000     TELUS Corporation, Note,
                    7.500% due 06/01/2007** ..............           1,613,962
      500,000     US West Capital Funding Inc., Company
                    Guarantee, 6.125% due 07/15/2002 .....             508,254
                                                                 -------------
                                                                     2,122,216
                                                                 -------------
  CHEMICALS - 0.7%
    1,000,000     Praxair, Inc., Note,
                    6.150% due 04/15/2003 ................           1,032,970
                                                                 -------------
                  Total Corporate Bonds and Notes
                    (Cost $81,400,840) ...................          84,414,869
                                                                 -------------

ASSET-BACKED SECURITIES - 12.4%
    5,000,000     Conseco Finance Lease, LLC, 2000-1 A4,
                    7.480% due 08/20/2005 ................           5,274,488
    3,900,000     Dayton Hudson Credit Card Master Trust,
                    Series 1997-1 A,
                    6.250% due 08/25/2005 ................           4,042,951
                FFCA Secured Lending Corporation:
    4,099,163     1999-1A A1A,
                    6.370% due 10/18/2008++ ..............           4,141,418
    3,072,804     1999-2 WA1A,
                    7.130% due 02/18/2009++ ..............           3,276,377
      169,458     Green Tree Financial Corporation,
                    1995-6  B1, 7.700% due 09/15/2026 ....             175,038
                                                                 -------------
                  Total Asset-Backed Securities
                    (Cost $16,275,407) ...................          16,910,272
                                                                 -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.6%
    5,500,000     Federal Home Loan Mortgage Corporation,
                    Note, 6.875% due 01/15/2005** ........           6,070,735
                  Federal National Mortgage Association,
                    Note:
    1,000,000     6.000% due 12/15/2005** ................           1,083,560
    3,000,000     5.500% due 02/15/2006 ..................           3,192,648
                                                                 -------------
                  Total U.S. Government Agency Obligations
                    (Cost $9,707,576) ....................          10,346,943
                                                                 -------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 6.3%
       45,008     Countrywide Funding Corporation, 1994-1 A3,
                    6.250% due 03/25/2024 ................              45,575
       17,440     Countrywide Mortgage-Backed Securities,
                    Inc., 1994-C A5, 6.375%
                    due 03/25/2024 .......................              17,413
    4,224,621     Norwest Asset Securities Corporation,
                    Series 1994-4 A1, 6.500%
                    due 03/26/2029 .......................           4,341,242
                  Residential Funding Mortgage Security I:
    1,280,638     1995-S14 A8, 7.500% due 09/25/2025 .....           1,283,705
    2,859,009     1998-S20 A18, 6.400% due 09/25/2028 ....           2,894,732
                                                                 -------------
                    Total CMOs (Cost $8,419,742) .........           8,582,667
                                                                 -------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 5.5%
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 4.0%
       49,567     #250235, 7 Year BALLOON,
                    8.500% due 02/01/2002 ................              50,916
    2,016,997     #252214,
                    6.500% due 01/01/2014 ................           2,104,734
      109,329     #313030,
                    10.000% due 05/01/2022 ...............             123,479
    2,840,650     #313293,
                    6.500% due 01/01/2012 ................           2,974,523
      204,844     #313641,
                    8.500% due 11/01/2017 ................             222,016
                                                                 -------------
                    Total FNMAs (Cost $5,276,740) ........           5,475,668
                                                                 -------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 0.8%
       48,479     #130183,
                    11.000% due 05/15/2015 ...............              56,706
       51,527     #131917,
                    11.000% due 10/15/2015 ...............              60,272
       37,818     #139704,
                    11.000% due 11/15/2015 ...............              44,236
      112,880     #140835,
                    11.000% due 11/15/2015*** ............             132,037
       38,758     #153965,
                    10.000% due 02/15/2019 ...............              44,572
       34,939     #189482,
                    11.000% due 04/15/2020 ...............              40,724
       58,133     #1991,
                    9.000% due 04/20/2025 ................              63,110
      390,761     #262996,
                    10.000% due 01/15/2019 ...............             449,382
       34,545     #291375,
                    11.000% due 08/15/2020*** ............              40,265
       27,108     #377550,
                    8.000% due 03/15/2012 ................              28,855
       70,780     #38720,
                    11.000% due 02/15/2010 ...............              81,481
                                                                 -------------
                    Total GNMAs (Cost $985,195) ..........           1,041,640
                                                                 -------------
  ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARMS) - 0.6%
      154,082     Federal Home Loan Mortgage Corporation
                    (FHLMC), #845988,
                    7.184% due 11/01/2021+ ...............             156,778
                  Federal National Mortgage Association
                    (FNMA):
      146,928     #082247,
                    6.000% due 04/01/2019+ ...............             150,111
       26,191     #124571,
                    6.675% due 11/01/2022+ ...............              26,629
      115,575     #141461,
                    8.188% due 11/01/2021+ ...............             119,931
      109,428     #152205,
                    7.049% due 01/01/2019+ ...............             113,857
      247,422     #313257,
                    5.884% due 11/01/2035+ ...............             252,991
                                                                 -------------
                    Total ARMSs (Cost $805,759) ..........             820,297
                                                                 -------------
  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 0.1%
    (Cost $131,898)
      123,519     #A01226,
                    9.500% due 08/01/2016 ................             136,681
                                                                 -------------
                  Total U.S. Government Agency Mortgage-
                    Backed Securities
                    (Cost $7,199,592) ....................           7,474,286
                                                                 -------------

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) - 4.2%
    3,022,507     GMAC Commercial Mortgage Securities Inc.,
                    1999-CTL1, Class A,
                    7.150% due 01/15/2008++ ..............           3,201,496
    2,442,711     Morgan Stanley Capital I, 1999-CAMI A1,
                    6.540% due 04/15/2004 ................           2,559,789
                                                                 -------------
                    Total CMBS (Cost $5,461,246) .........           5,761,285
                                                                 -------------
REPURCHASE AGREEMENT - 3.6%
  (Cost $4,960,000)
    4,960,000     Agreement with Credit Suisse First
                    Boston Corporation, 2.520% dated
                    10/31/2001, to be repurchased at
                    $4,960,347 on 11/01/2001,
                    collateralized by $3,650,422 U.S.
                    Treasury Bond, 8.125% due 08/15/2019
                    (Market Value $5,088,804) ............           4,960,000
                                                                 -------------
TOTAL INVESTMENTS (Cost $133,424,403*) ............ 101.6%         138,450,322
OTHER ASSETS AND LIABILITIES (NET).................  (1.6)          (2,216,797)
                                                    -----        -------------
NET ASSETS ........................................ 100.0%       $ 136,233,525
                                                    =====        =============

-----------------
  * Aggregate cost for federal tax purposes.
 ** These securities or a partial position of these securities are on loan at October 31, 2001, and have an aggregate market value of $16,252,478, representing 11.9% of the total net assets of the Fund. (Collateral Value $16,882,111) (note 7)
*** Security pledged as collateral for futures contract.
  + Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2001.
 ++ Security exempt from registration under Rule 144A of the Securities
    Act of 1933.
+++ Issuer filed for Chapter 11 Bankruptcy protection on December 3, 2001.


  NUMBER OF                                                        UNREALIZED
  CONTRACTS                                           VALUE      (DEPRECIATION)
  ---------                                         -----------  --------------
FUTURES CONTRACTS-SHORT POSITION
          100     U.S. 5 Year Treasury Note,
                    December 2001 ................  $10,985,938     $ (376,481)
                                                    ===========     ==========

------------------------------------------------------------------------------
                              GLOSSARY OF TERMS
         BALLOON -- Five- and seven-year mortgages with larger dollar amounts of payments falling due in the later years
                    of the obligation.
             MTN -- Medium Term Note
------------------------------------------------------------------------------

PORTFOLIO of INVESTMENTS

U.S. GOVERNMENT SECURITIES FUND

OCTOBER 31, 2001


   PRINCIPAL
   AMOUNT                                                             VALUE
   ------                                                             -----
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 69.6%
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 27.3%
$      15,371     5.500% due 02/01/2009 ..................       $      15,826
    1,204,566     5.914% due 03/01/2028 ..................           1,251,793
   34,201,115     6.000% due 11/01/2028-08/01/2031 .......          34,670,254
   70,537,656     6.500% due 08/01/2028-06/01/2031 .......          72,779,471
    3,244,805     6.820% due 02/01/2011 ..................           3,555,854
   23,020,770     7.000% due 06/01/2010-07/01/2029 .......          24,083,621
   18,547,923     7.500% due 12/01/2024-02/01/2030 .......          19,604,252
    1,724,808     8.000% due 05/01/2022-01/01/2025 .......           1,841,865
      242,053     8.500% due 02/01/2023-09/01/2025 .......             260,838
    6,472,884     9.000% due 06/01/2016-09/01/2030 .......           6,891,627
                                                                 -------------
                    Total FNMAs (Cost $158,480,928) ......         164,955,401
                                                                 -------------

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 21.9%
    7,993,320     6.000% due 04/20/2026-02/20/2029 .......           8,092,371
   23,069,713     6.500% due 03/15/2024-04/20/2031 .......          23,784,304
    2,076,108     6.800% due 04/20/2025 ..................           2,158,998
   34,012,509     7.000% due 07/15/2008-06/20/2031 .......          35,557,811
   35,450,100     7.500% due 03/15/2024-11/15/2029 .......          37,354,156
    3,773,034     7.750% due 12/15/2029 ..................           3,978,782
    9,265,822     8.000% due 04/15/2022-06/20/2030 .......           9,790,257
      604,982     8.500% due 05/15/2022 ..................             652,439
    5,225,381     9.000% due 10/15/2008-06/15/2022 .......           5,746,762
    4,283,376     9.500% due 04/15/2016-08/15/2021 .......           4,779,295
       20,250     13.500% due 09/15/2014-12/15/2014 ......              24,582
                                                                 -------------
                    Total GNMAs (Cost $126,030,570) ......         131,919,757
                                                                 -------------

  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 20.4%
   14,848,982     6.000% due 05/01/2031 ..................          15,062,435
   35,194,948     6.500% due 02/01/2011-10/01/2031 .......          36,532,551
   20,483,796     7.000% due 07/01/2024-12/01/2030 .......          21,397,519
   34,377,543     7.500% due 07/01/2002-02/01/2031 .......          36,382,162
    6,661,647     8.000% due 12/01/2030 ..................           7,048,364
    5,268,868     8.500% due 04/01/2019-07/01/2029 .......           5,624,958
      327,195     8.750% due 01/01/2013 ..................             349,879
      538,140     9.000% due 12/01/2008-08/01/2022 .......             589,273
      218,724     9.500% due 06/01/2016-05/01/2017 .......             241,579
                                                                 -------------
                    Total FHLMCs (Cost $119,383,331) .....         123,228,720
                                                                 -------------
                  Total U.S. Government Agency Mortgage-
                    Backed Securities
                    (Cost $403,894,829) ..................         420,103,878
                                                                 -------------

  COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 12.7%
                  Federal Home Loan Mortgage Corporation:
    1,156,464       Series 1049, Class F,
                    3.463% due 02/15/2021+ ...............           1,170,729
    4,655,701       Series 1638, Class K,
                    6.500% due 03/15/2023 ................           4,843,256
    2,000,000       Series 1652, Class PL,
                    7.000% due 01/15/2024 ................           2,113,590
    7,500,000       Series 1981, Class C,
                    6.500% due 08/15/2027 ................           7,817,336
    3,470,338       Series 2073, Class VA,
                    6.500% due 12/15/2005 ................           3,646,892
    3,315,805       Series 2076, Class PB,
                    6.000% due 10/15/2017 ................           3,378,523
                  Federal National Mortgage Association:
    7,000,000       Grantor Trust, Series 2000-T5 B,
                    7.300% due 05/25/2 ...................           7,863,620
    1,316,191       Series 1989-18, Class C,
                    9.500% due 04/25/2004 ................           1,364,278
      886,763       Series 1990-49, Class G,
                    9.000% due 05/25/2020 ................             960,493
    1,918,292       Series 1992-83, Class X,
                    7.000% due 02/25/2022 ................           1,988,067
      194,942       Series 1993-103, Class FA,
                    2.888% due 06/25/2019+ ...............             195,223
    1,409,222       Series 1993-103, Class PG,
                    6.250% due 06/25/2019 ................           1,422,306
    2,504,489       Series 1993-162, Class E,
                    6.000% due 08/25/2023 ................           2,550,030
    5,000,000       Series 1993-163, Class BE,
                    7.000% due 10/25/2021 ................           5,130,881
    1,382,063       Series 1997-32, Class FA,
                    3.038% due 04/25/2027+ ...............           1,392,227
    1,933,673       Series 1997-40, Class PE,
                    6.750% due 07/18/2019 ................           1,942,230
   15,000,000       Series 2000-31, Class PC,
                    7.500% due 08/25/2029 ................          16,015,524
    4,715,770       Trust 259 STRIP,
                    7.000% due 04/01/2024 ................             778,214
   10,750,000     Government National Mortgage
                    Association, Series 2000-16, Class PB,
                    7.500% due 02/16/2028 ................          11,459,527
      339,899     L.F. Rothschild Mortgage Trust,
                    Series 3, Class Z,
                    9.950% due 09/01/2017 ................             379,650
                                                                 -------------
                    Total CMOs (Cost $72,416,227) ........          76,412,596
                                                                 -------------
U.S. Government Agency Obligations - 9.7%
                 Federal Home Loan Bank, Bond:
    3,000,000       6.135% due 02/17/2009 ..................         3,035,142
    6,000,000       6.500% due 08/14/2009 ..................         6,725,892
    7,000,000       7.375% due 02/12/2010** ................         8,269,240
   10,000,000     Federal Home Loan Mortgage Corporation,
                    Sub. Note,
                    5.875% due 03/21/2011** ..............          10,547,010
                  Federal National Mortgage Association:
    7,200,000       Bond,
                    6.250% due 05/15/2029 ................           7,848,950
    1,250,000       Deb.,
                    6.210% due 08/06/2038 ................           1,363,114
    2,000,000       MTN,
                    6.000% due 01/14/2005 ................           2,013,578
    7,500,000       Note,
                    6.000% due 05/15/2008 ................           8,175,465
   10,000,000       Sub. Note,
                    6.250% due 02/01/2011** ..............          10,840,100
                                                                 -------------
                  Total U.S. Government Agency Obligations
                    (Cost $54,572,116) ...................          58,818,491
                                                                 -------------
U.S. TREASURY OBLIGATIONS - 4.0%
  U.S. TREASURY BONDS - 4.0%
                  U.S. Treasury Bond:
   10,000,000       5.000% due 08/15/2011** ................        10,583,990
    7,000,000       8.125% due 08/15/2019** ................         9,561,566
    3,250,000       7.250% due 08/15/2022** ................         4,152,385
                                                                 -------------
                  Total U.S. Treasury Obligations
                    (Cost $22,852,779) ...................          24,297,941
                                                                 -------------
REPURCHASE AGREEMENT - 2.8%
  (Cost $16,842,000)
$  16,842,000     Agreement with Credit Suisse First Boston
                    Corporation, 2.520%, dated 10/31/2001,
                    to be repurchased at $16,843,179 on
                    11/01/2001, collateralized by
                    $12,395,242 U.S. Treasury Bond,
                    8.125% due 8/15/2019
                    (Market Value $17,279,364) ...........       $  16,842,000
                                                                 -------------
TOTAL INVESTMENTS (Cost $570,577,951*) ............. 98.8%         596,474,906
OTHER ASSETS AND LIABILITIES (NET) .................  1.2            7,383,000
                                                     -----       -------------
NET ASSETS ......................................... 100.0%      $ 603,857,906
                                                     =====       =============
-------------

 * Aggregate cost for federal tax purposes.
** These securities or a partial position of these securities are on loan at October 31, 2001, and have an aggregate market value of $42,426,221, representing 7.0% of the total net assets of the Fund (Collateral Value $42,914,030) (note 7).
 + Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2001.

------------------------------------------------------------------------------
                              GLOSSARY OF TERMS
               MTN -- Medium Term Note
             STRIP -- Separate trading of registered interest and
                      principal of securities
------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

INCOME FUND

OCTOBER 31, 2001

  PRINCIPAL
    AMOUNT                                                           VALUE
    ------                                                           -----

CORPORATE BONDS AND NOTES - 77.2%
       INFORMATION TECHNOLOGY - 11.0%
$    9,750,000    Adaptec Inc., Conv. Sub. Note,
                    4.750% due 02/01/2004 ....................    $  8,726,250
    12,000,000    Analog Devices, Inc., Conv. Sub. Note,
                    4.750% due 10/01/2005 ....................      11,385,000
     6,357,000    Arbor Software Corporation, Conv. Sub. Note,
                    4.500% due 03/15/2005 ....................       5,316,041
     6,000,000    Conexant Systems Inc., Conv. Sub. Note,
                    4.000% due 02/01/2007** ..................       3,390,000
     2,500,000    Cypress Semiconductor Corporation, Conv.
                    Sub. Deb.,
                    3.750% due 07/01/2005 ....................       2,046,875
     7,500,000    LSI Logic Corporation, Conv. Sub. Note,
                    4.000% due 02/15/2005** ..................       6,300,000
    10,000,000    Motorola Inc., Note,
                    7.625% due 11/15/2010** ..................      10,014,050
    12,750,000    Network Associates Inc., Conv. Sub. Deb.,
                    Zero coupon due 02/13/2018 ...............       5,801,250
     3,900,000    RadiSys Corporation, Conv. Sub. Note,
                    5.500% due 08/15/2007 ....................       2,574,000
     3,500,000    Rational Software Corporation, Conv.
                    Sub. Note,
                    5.000% due 02/01/2007 ....................       2,891,875
    10,300,000    S3 Inc., Conv. Sub. Note,
                    5.750% due 10/01/2003 ....................       5,420,375
                                                                  ------------
                                                                    63,865,716
                                                                  ------------
       MEDIA/TELECOMMUNICATIONS - 9.1%
                  Comcast Cable Communications Inc.:
       550,000      Note,
                    6.200% due 11/15/2008 ....................         554,080
     7,000,000    Sr. Note,
                    7.125% due 06/15/2013** ..................       7,475,216
     7,500,000    Cox Communications Inc., Note,
                    7.875% due 08/15/2009 ....................       8,285,753
     5,000,000    Deutsche Telephone Finance, Bond,
                    8.000% due 06/15/2010** ..................       5,550,875
     2,000,000    Exodus Communications Inc., Sr. Note,
                    (in default),
                    11.625% due 07/15/2010** .................         445,000
    10,000,000    Reed Elsevier Capital, Company Guarantee,
                    6.750% due 08/01/2011** ..................      10,551,650
     3,500,000    TELUS Corporation, Note,
                    8.000% due 06/01/2011 ....................       3,821,727
     5,260,000    Time Warner Inc., Deb.,
                    9.150% due 02/01/2023 ....................       6,360,129
     8,000,000    Vodafone Group, PLC, Note,
                    7.750% due 02/15/2010 ....................       8,967,704
     1,000,000    Voicestream Wire Company, Sr. Note,
                    10.375% due 11/15/2009 ...................       1,145,000
     5,000,000    Winstar Communications Inc., Sr. Note,
                    (in default),
                    12.750% due 04/15/2010 ...................          43,750
                                                                  ------------
                                                                    53,200,884
                                                                  ------------
       HEALTH CARE - 7.9%
     4,500,000    Aetna Inc., Sr. Note,
                    7.375% due 03/01/2006 ....................       4,584,987
     2,000,000    American Health Properties, Inc., Note,
                    7.500% due 01/15/2007 ....................       2,078,656
     1,500,000    American Home Products Corporation, Deb.,
                    7.250% due 03/01/2023 ....................       1,558,819
    10,000,000    Cardinal Health, Inc., Note,
                    6.750% due 02/15/2011 ....................      10,812,860
     6,000,000    DVI, Inc., Sr. Note,
                    9.875% due 02/01/2004** ..................       5,670,000
     4,500,000    HIH Capital Ltd., Conv. Note,
                    7.500% due 09/25/2006 ....................       1,000,219
     2,000,000    IVAX Corporation, Sr. Sub. Note,
                    4.500% due 05/15/2008+ ...................       1,660,000
     1,620,000    Medical Care International Inc. (Columbia),
                    Conv. Sub. Deb.,
                    6.750% due 10/01/2006+ ...................       1,599,750
    17,000,000    Tenet Healthcare Corporation, Note,
                    6.375% due 12/01/2011+ ...................      16,892,900
                                                                  ------------
                                                                    45,858,191
                                                                  ------------
       BANKS - 5.9%
       400,000    Banc One Corporation, Sub. Note,
                    10.000% due 08/15/2010 ...................         509,391
     1,000,000    BankAmerica Corporation, Sub. Note,
                    6.625% due 08/01/2007** ..................       1,072,822
                  Bank of America Corporation, Sub. Note:
     5,000,000      7.800% due 02/15/2010 ....................       5,614,960
     4,000,000      7.400% due 01/15/2011 ....................       4,414,940
     1,000,000    Bank of New York, Sub. Note,
                    7.875% due 11/15/2002 ....................       1,054,096
     1,000,000    Barnett Banks, Florida, Inc., Sub. Note,
                    10.875% due 03/15/2003 ...................       1,097,990
       690,000    BB&T Corporation, Sub. Note,
                    7.250% due 06/15/2007 ....................         757,022
     1,000,000    Chase Manhattan Corporation, Sub. Note,
                    8.500% due 02/15/2002 ....................       1,016,814
     1,000,000    Citicorp, Sub. Note,
                    8.000% due 02/01/2003 ....................       1,063,577
    10,000,000    Citigroup, Inc., Note,
                    6.500% due 01/18/2011** ..................      10,680,820
     1,100,000    First Interstate Bancorp, Sub. Note,
                    9.125% due 02/01/2004 ....................       1,224,938
     1,000,000    First Nationwide Bank, Sub. Deb.,
                    10.000% due 10/01/2006 ...................       1,134,904
       995,000    Fleet Financial Group, Inc., Sub. Deb.,
                    6.875% due 01/15/2028 ....................       1,007,958
     1,000,000    Key Bank NA, Sub. Deb.,
                    6.950% due 02/01/2028** ..................       1,033,380
     1,000,000    Manufacturers & Trade Trust Company,
                    Sub. Note,
                    8.125% due 12/01/2002 ....................       1,056,795
       670,000    NationsBank Corporation, Sub. Note,
                    6.800% due 03/15/2028 ....................         682,201
     1,000,000    Norwest Bancorp, Sub. Deb.,
                    6.650% due 10/15/2023 ....................         921,180
                                                                  ------------
                                                                    34,343,788
                                                                  ------------
       FINANCIAL SERVICES - 5.6%
       175,000    Abbey National First Capital, Sub. Note,
                    8.200% due 10/15/2004 ....................         196,082
     1,500,000    Aetna Inc., Company Guarantee,
                    7.625% due 08/15/2026 ....................       1,657,279
     2,000,000    Continental Corporation, Note,
                    7.250% due 03/01/2003 ....................       2,074,646
    10,000,000    Goldman Sachs Group, Inc., Bond,
                    6.875% due 01/15/2011** ..................      10,567,610
       500,000    Jefferson-Pilot Capital Trust A, Bond,
                    8.140% due 01/15/2046+ ...................         533,314
       100,000    Jefferson-Pilot Capital Trust B, Company
                    Guarantee,
                    8.285% due 03/01/2046+ ...................         108,501
     1,250,000    Kemper Corporation, Note,
                    6.875% due 09/15/2003 ....................       1,327,102
     3,000,000    Legg Mason, Inc., Sr. Note,
                    6.750% due 07/02/2008 ....................       3,188,745
                  Merrill Lynch & Company Inc., Note:
     5,000,000      6.000% due 02/17/2009** ..................       5,131,185
     1,450,000      6.500% due 07/15/2018** ..................       1,486,917
     2,000,000      6.750% due 06/01/2028 ....................       2,001,128
                  Paine Webber Group, Inc., Sr. Note:
       830,000      8.060% due 01/17/2017 ....................         998,870
       415,000      7.390% due 10/16/2017 ....................         457,193
       500,000    PNC Institute Capital B, Company Guarantee,
                    8.315% due 05/15/2027+ ...................         536,930
     1,750,000    SB Treasury Company LLC, Bond,
                    9.400% to 06/30/2008;
                    10.925% due 12/29/2049+** ................       1,737,990
       505,000    US Leasing International, Corporation, Sr. Note,
                    8.750% due 12/01/2001 ....................         507,110
                                                                  ------------
                                                                    32,510,602
                                                                  ------------
       OIL & Gas - 5.5%
     1,600,000    Burlington Resources Inc., Deb.,
                    9.125% due 10/01/2021 ....................       1,961,578
     7,500,000    Consolidated Natural Gas Company, Sr. Note,
                    6.850% due 04/15/2011 ....................       8,005,268
     5,000,000    El Paso Natural Gas, Deb.,
                    7.500% due 11/15/2026 ....................       5,059,050
     8,500,000    Petro-Canada, Deb.,
                    9.250% due 10/15/2021 ....................      10,515,393
     5,750,000    Trans-Canada Pipeline Corporation, Deb.,
                    8.500% due 03/20/2023 ....................       6,187,334
                                                                  ------------
                                                                    31,728,623
                                                                  ------------
       INDUSTRIAL/DEFENSE - 5.2%
     5,000,000    Champion International Corporation, Deb.,
                    7.200% due 11/01/2026 ....................       5,380,895
       500,000    Crane Company, Note,
                    8.500% due 03/15/2004 ....................         557,498
       300,000    CSR America, Inc., Note,
                    6.875% due 07/21/2005 ....................         320,031
     1,500,000    Jackson Products, Inc., Company Guarantee,
                    9.500% due 04/15/2005 ....................       1,125,000
       250,000    Lennar Corporation, Sr. Note,
                    7.625% due 03/01/2009 ....................         251,875
                  Lockheed Martin Corporation:
       955,000      Company Guarantee,
                    7.750% due 05/01/2026 ....................       1,078,990
     5,000,000    Note,
                    8.200% due 12/01/2009 ....................       5,818,930
                  Loral Corporation, Deb.:
     1,000,000      8.375% due 06/15/2024** ..................       1,168,145
     1,000,000      7.625% due 06/15/2025 ....................       1,071,072
     5,850,000    Ogden Corporation, Deb.,
                    9.250% due 03/01/2022 ....................       6,081,233
     6,860,000    Praxair, Inc., Deb.,
                    8.700% due 07/15/2022 ....................       7,272,533
                                                                  ------------
                                                                    30,126,202
                                                                  ------------
       TRANSPORTATION (EXCLUDING AUTO) - 5.0%
                  Burlington Northern Santa Fe:
     5,000,000      Deb.,
                    8.125% due 04/15/2020 ....................       5,660,185
     1,500,000    Note,
                    8.750% due 02/25/2022 ....................       1,690,224
     3,030,000    Consolidated Rail Corporation, Deb.,
                    9.750% due 06/15/2020 ....................       3,872,082
     5,000,000    Norfolk Southern Corporation, Sr. Note,
                    6.200% due 04/15/2009 ....................       5,168,590
                  United Air Lines Inc.:
     5,000,000      Equipment Trust Certificates,
                    10.850% due 07/05/2014 ...................       5,033,040
                  Pass-through Certificates:
     3,000,000      9.080% due 10/26/2015 ....................       2,574,225
     5,500,000      9.560% due 10/19/2018 ....................       4,934,738
                                                                  ------------
                                                                    28,933,084
                                                                  ------------
       REAL ESTATE INVESTMENT TRUSTS - 4.2%
                  Franchise Finance Corporation:
     3,000,000      MTN,
                    7.070% due 01/15/2008 ....................       3,278,436
     1,100,000    Sr. Note,
                    7.875% due 11/30/2005 ....................       1,234,789
                  Health Care Property Investors Inc.:
     1,000,000      Note,
                    6.875% due 06/08/2005 ....................       1,017,411
     1,000,000    Sr. Note,
                    6.500% due 02/15/2006 ....................       1,008,438
     6,500,000    Healthcare Realty Trust, Inc., Sr. Note,
                    8.125% due 05/01/2011 ....................       6,966,161
                  Nationwide Health Properties Inc., Note:
     1,500,000      7.060% due 12/05/2006 ....................       1,437,368
     8,500,000      9.750% due 03/20/2008 ....................       9,180,570
                                                                  ------------
                                                                    24,123,173
                                                                  ------------
       GAMING - 4.0%
     5,000,000    Circus Circus Enterprise Inc., Deb.,
                    7.000% due 11/15/2036 ....................       4,553,200
     3,500,000    Harrah's Operating Company Inc., Company
                    Guarantee,
                    8.000% due 02/01/2011** ..................       3,612,591
     3,000,000    Mandalay Resort Group, Series B, Sr. Sub. Note,
                    10.250% due 08/01/2007** .................       2,857,500
                  Park Place Entertainment Corporation:
     1,500,000      Note,
                    7.500% due 09/01/2009+ ...................       1,443,655
     5,000,000    Sr. Note,
                    8.500% due 11/15/2006 ....................       5,213,330
     2,250,000    Riviera Black Hawk Inc., First Mortgage,
                    13.000% due 05/01/2005 ...................       2,264,062
     4,100,000    Riviera Holdings Corporation, Company
                    Guarantee,
                    10.000% due 08/15/2004 ...................       3,095,500
                                                                  ------------
                                                                    23,039,838
                                                                  ------------
       CONSUMER NON-DURABLES/SERVICES - 3.8%
                  Black & Decker Corporation, Note:
       185,000      7.500% due 04/01/2003 ....................         195,004
        50,000      7.000% due 02/01/2006 ....................          53,645
     4,000,000    Cendant Corporation, Note,
                    6.875% due 08/15/2006+ ...................       3,798,804
       350,000    CPC International, Inc., Note,
                    6.150% due 01/15/2006 ....................         369,877
     5,000,000    CUC International Inc., Conv. Sub. Note,
                    3.000% due 02/15/2002 ....................       4,968,750
     3,650,000    International Speedway Corporation,
                    Company Guarantee,
                    7.875% due 10/15/2004 ....................       3,924,122
     1,750,000    Mattel Inc., Note,
                    6.125% due 07/15/2005** ..................       1,751,244
       111,000    Royal Caribbean Cruises Ltd., Sr. Note,
                    7.250% due 08/15/2006 ....................          83,258
                  USA Waste Services, Inc., Sr. Note:
       495,000      7.125% due 10/01/2007 ....................         529,551
     1,000,000      7.000% due 07/15/2028 ....................         973,932
                  Waste Management Inc.:
     3,450,000    Company Guarantee,
                    6.875% due 05/15/2009 ....................       3,599,706
       750,000    Conv. Sub. Note,
                    4.000% due 02/01/2002 ....................         745,312
     1,145,000    Note,
                    7.700% due 10/01/2002** ..................       1,181,564
                                                                  ------------
                                                                    22,174,769
                                                                  ------------
       AUTO - 3.6%
     2,000,000    Ford Holdings Inc., Company Guarantee,
                    9.300% due 03/01/2030 ....................       2,277,090
                  Ford Motor Company, Deb.:
     3,750,000      8.900% due 01/15/2032 ....................       4,115,966
       825,000      7.400% due 11/01/2046 ....................         752,058
     5,000,000    Ford Motor Credit Company, Sr. Note,
                    5.800% due 01/12/2009** ..................       4,722,300
     8,000,000    General Motors Corporation, Deb.,
                    9.400% due 07/15/2021 ....................       9,107,312
                                                                  ------------
                                                                    20,974,726
                                                                  ------------
       RETAIL SALES - 2.0%
     5,000,000    Fred Meyer Inc., Company Guarantee,
                    7.450% due 03/01/2008 ....................       5,544,765
     5,000,000    Safeway Inc., Note,
                    7.500% due 09/15/2009 ....................       5,612,430
       866,000    Saks, Inc., Company Guarantee,
                    8.250% due 11/15/2008 ....................         649,500
                                                                  ------------
                                                                    11,806,695
                                                                  ------------
       UTILITIES - 1.3%
       300,000    Avon Energy Partners Holdings, Sr. Note,
                    6.730% due 12/11/2002+ ...................         308,105
     4,500,000    Illinois Power Company, First Mortgage,
                    7.500% due 06/15/2009 ....................       4,817,165
     1,355,000    Niagara Mohawk Power Corporation, Deb.,
                    8.770% due 01/01/2018 ....................       1,469,301
       220,000    Texas-New Mexico Power Company, Sr. Note,
                    6.250% due 01/15/2009 ....................         215,846
     1,000,000    WPD Holdings UK, Note,
                    6.750% due 12/15/2004+ ...................       1,015,737
                                                                  ------------
                                                                     7,826,154
                                                                  ------------
       FOREIGN GOVERNMENT (U.S. DOLLAR DENOMINATED) - 1.3%
     1,650,000    Republic of Korea, Unsub. Note,
                    8.875% due 04/15/2008** ..................       1,941,225
     5,000,000    United Mexican States, Bond,
                    9.875% due 02/01/2010 ....................       5,550,000
                                                                  ------------
                                                                     7,491,225
                                                                  ------------
       ELECTRONICS/SEMICONDUCTORS - 0.9%
     3,000,000    TriQuint Semiconductor Inc., Conv. Sub. Note,
                    4.000% due 03/01/2007 ....................       2,306,250
     4,000,000    Vitesse Semiconductor Corporation, Conv.
                    Sub. Deb.,
                    4.000% due 03/15/2005** ..................       3,170,000
                                                                  ------------
                                                                     5,476,250
                                                                  ------------
       CONSUMER STAPLES - 0.9%
     5,000,000    ConAgra Inc., Sr. Note,
                    7.125% due 10/01/2026 ....................       5,384,180
                                                                  ------------
        Total Corporate Bonds and Notes
                    (Cost $442,029,200) ......................     448,864,100
                                                                  ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 18.2%
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 11.5%
     6,511,989    #C0070,
                    6.500% due 01/01/2029 ....................       6,749,112
     6,164,644    #C00785,
                    6.500% due 06/01/2029 ....................       6,380,845
     5,958,676    #C26853,
                    6.500% due 05/01/2029 ....................       6,167,653
     9,547,362    #C29918,
                    6.500% due 08/01/2029 ....................       9,882,198
    15,625,692    #C38968,
                    6.500% due 06/01/2029 ....................      16,173,702
     9,821,918    #C48292,
                    6.000% due 03/01/2031 ....................       9,963,108
    11,432,834    #C49289,
                    5.500% due 05/01/2031 ....................      11,372,097
                                                                  ------------
                  Total FHLMCs (Cost $62,392,777) ............      66,688,715
                                                                  ------------
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 5.0%
       308,654    #313035,
                    7.536% due 06/01/2016 ....................         347,053
     2,918,245    #444942,
                    6.500% due 09/01/2028 ....................       3,013,910
     2,404,225    #451178,
                    6.500% due 11/01/2028 ....................       2,483,039
     8,000,000    #460308,
                    7.630% due 02/01/2010 ....................       9,314,276
     3,637,238    #529010,
                    7.000% due 01/01/2030 ....................       3,805,925
     9,915,728    #583912,
                    6.500% due 05/01/2031 ....................      10,214,440
                                                                  ------------
                  Total FNMAs (Cost $27,077,325) .............      29,178,643
                                                                  ------------
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 1.7%
        (Cost $9,402,902)
     9,309,804    #3096,
                    7.000% due 06/20/2031 ....................       9,706,286
                                                                  ------------
                  Total U.S. Government Agency Mortgage-
                    Backed Securities
                    (Cost $98,873,004) .......................     105,573,644
                                                                  ------------
U.S. TREASURY OBLIGATIONS - 1.8%
       U.S. TREASURY NOTE - 0.9%
     5,000,000      5.000% due 02/15/2011** ..................       5,278,910
                                                                  ------------
       U.S. TREASURY BOND - 0.9%
     4,500,000      6.250% due 08/15/2023** ..................       5,179,572
                                                                  ------------
                  Total U.S. Treasury Obligations
                    (Cost $9,334,736) ........................      10,458,482
                                                                  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 0.9%
     1,302,918    Donaldson, Lufkin & Jenrette Acceptance
                    Corporation, 1995-Q10 B1,
                    7.817% due 01/25/2026++ ..................       1,341,882
                  Federal National Mortgage Association:
       104,618      Series 1996-M7 B,
                    6.831% due 06/17/2011++ ..................         108,183
       738,263      Series 1997-42 EA,
                    7.250% due 03/18/2026 ....................         749,619
     2,710,546    Reilly Mortgage FHA, 1982,
                    7.430% due 08/01/2022 ....................       2,920,518
                                                                  ------------
                  Total CMOs (Cost $4,785,898) ...............       5,120,202
                                                                  ------------
REPURCHASE AGREEMENT - 3.2%
  (Cost $18,748,000)
    18,748,000    Agreement with Credit Suisse First Boston
                    Corporation, 2.520% dated 10/31/2001,
                    to be repurchased at $18,749,312 on
                    11/01/2001, collateralized by $13,798,005
                    U.S. Treasury Bond, 8.125% due 08/15/2019
                    (Market Value $19,234,860) ...............      18,748,000
                                                                  ------------
TOTAL INVESTMENTS (COST $573,770,838*) ...............  101.3%     588,764,428
OTHER ASSETS AND LIABILITIES (NET) ...................   (1.3)      (7,785,770)
                                                        -----     ------------
NET ASSETS ...........................................  100.0%    $580,978,658
                                                        =====     ============

----------------------

 * Aggregate cost for federal tax purposes is $573,966,666.
** These securities or a partial position of these securities are on loan at October 31, 2001, which have an aggregate market value of $68,783,675, representing 11.8% of the total net assets of the Fund (Collateral Value $70,919,371) (note 7).
 + Security exempt from registration under Rule 144A of the Securities Act of
   1933.
++ Floating rate security whose interest rate is reset periodically based on an index.


                               GLOSSARY OF TERMS
-------------------------------------------------------------------------------
            FHA     --      Federal Housing Authority
            MTN     --      Medium Term Note
-------------------------------------------------------------------------------

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

HIGH YIELD FUND

OCTOBER 31, 2001


  PRINCIPAL
    AMOUNT                                                           VALUE
    ------                                                           -----

CORPORATE BONDS AND NOTES - 83.0%
       SEMICONDUCTOR/HARDWARE - 21.1%
$   13,000,000    Adaptec Inc., Conv. Sub. Note,
                    4.750% due 02/01/2004 ....................    $ 11,634,999
    12,500,000    Conexant Systems Inc., Conv. Sub. Note,
                    4.000% due 02/01/2007 ....................       7,062,500
     2,500,000    Cypress Semiconductor Corporation, Conv.
                    Sub Note,
                    4.000% due 02/01/2005 ....................       2,181,250
    10,550,000    HMT Technology Corporation, Conv. Sub.
                    Note, (in default),
                    5.750% due 01/15/2004 ....................         949,500
    14,370,000    LSI Logic Corporation, Conv. Sub. Note,
                    4.000% due 02/15/2005** ..................      12,070,800
    11,450,000    RadiSys Corporation, Conv. Sub. Note,
                    5.500% due 08/15/2007** ..................       7,557,000
     6,650,000    TriQuint Semiconductor Inc., Conv. Sub. Note,
                    4.000% due 03/01/2007** ..................       5,112,188
     6,750,000    Vitesse Semiconductor Corporation, Conv.
                    Sub. Deb.,
                                4.000% due 03/15/2005** ......       5,349,375
                                                                  ------------
                                                                    51,917,612
                                                                  ------------
       GAMING - 11.9%
     7,825,000    Aladdin Gaming Holdings, LLC, Series B, Sr.
                    Disc. Note, Zero coupon to 03/01/2003;
                    13.500% due 03/01/2010 ...................         332,562
     1,703,000    Isle of Capri Black Hawk LLC, First Mortgage,
                    13.000% due 08/31/2004 ...................       1,817,952
     3,625,000    Majestic Star LLC, Company Guarantee,
                    10.875% due 07/01/2006 ...................       3,443,750
     7,500,000    Mandalay Resort Group, Series B, Sr. Sub.
                    Note,
                    10.250% due 08/01/2007** .................       7,143,750
     2,500,000    Mikohn Gaming Corporation, Units,
                    11.875% due 08/15/2008++ .................       2,387,500
     4,000,000    Park Place Entertainment, Sr. Sub. Note,
                    8.125% due 05/15/2011 ....................       3,740,000
     4,815,000    Riviera Black Hawk Inc., First Mortgage,
                    13.000% due 05/01/2005 ...................       4,845,094
     7,162,000    Riviera Holdings Corporation, Company
                    Guarantee,
                    10.000% due 08/15/2004 ...................       5,407,310
                                                                  ------------
                                                                    29,117,918
                                                                  ------------
       SOFTWARE/OTHER - 11.8%
     7,775,000    Arbor Software Corporation, Conv. Sub. Note,
                    4.500% due 03/15/2005 ....................       6,501,844
    27,341,000    Networks Associates Inc., Conv. Sub. Deb.,
                    Zero coupon due 02/13/2018 ...............      12,440,155
     6,700,000    Rational Software Corporation, Conv. Sub.
                    Note,
                    5.000% due 02/01/2007 ....................       5,535,875
     8,525,000    S3 Inc., Conv. Sub. Note,
                    5.750% due 10/01/2003 ....................       4,486,281
                                                                  ------------
                                                                    28,964,155
                                                                  ------------
       HEALTH CARE - 9.5%
                  DVI, Inc., Sr. Note:
     7,650,000      9.875% due 02/01/2004 ....................       7,229,250
     2,175,000      9.875% due 02/01/2004++ ..................       2,055,375
                  HIH Capital Ltd., Conv. Note:
     2,500,000      7.500% due 09/25/2006 ....................         555,677
     1,300,000      7.500% due 09/25/2006++** ................         331,500
     4,100,000    Ivax Corporation, Conv. Sr. Sub Note,
                    4.500% due 05/15/2008++ ..................       3,403,000
     3,886,000    Medical Care International Inc. (Columbia),
                    Conv. Sub. Deb.,
                    6.750% due 10/01/2006++ ..................       3,837,425
     6,745,000    Omnicare Inc., Conv. Bond,
                    5.000% due 12/01/2007 ....................       5,927,169
                                                                  ------------
                                                                    23,339,396
                                                                  ------------
       CONSUMER NON-DURABLES/SERVICES - 7.9%
     9,000,000    Allied Waste North America, Inc., Series B,
                    Company Guarantee,
                    10.000% due 08/01/2009** .................       9,157,500
     3,900,000    CUC International Inc., Conv. Sub. Note,
                    3.000% due 02/15/2002 ....................       3,875,625
     6,450,000    Waste Management, Inc., Conv. Sub. Note,
                    4.000% due 02/01/2002 ....................       6,409,687
                                                                  ------------
                                                                    19,442,812
                                                                  ------------
       FOREIGN GOVERNMENT (U.S. DOLLAR DENOMINATED) - 7.0%
     6,000,000    Republic of Philippines, Bond,
                    9.875% due 01/15/2019 ....................       4,912,500
                  United Mexican States:
     5,000,000      Bond,
                    9.875% due 02/01/2010 ....................       5,550,000
     7,000,000    Note,
                    8.125% due 12/30/2019 ....................       6,667,500
                                                                  ------------
                                                                    17,130,000
                                                                  ------------
       MEDIA/CABLE TV - 5.2%
                  @ Entertainment Inc., Sr. Disc. Note:
     5,800,000      Zero coupon to 02/01/2004;
                    14.500% due 02/01/2009 ...................         899,000
     1,000,000      Zero coupon to 07/15/2003;
                    14.500% due 07/15/2008 ...................         175,000
     7,550,000    Charter Communications Holdings LLC, Sr.
                    Note,
                    8.625% due 04/01/2009 ....................       7,248,000
     2,000,000    NTL (Delaware) Inc., Conv. Sub. Note,
                    5.750% due 12/15/2009** ..................         470,000
     7,000,000    NTL Communications Corporation, Series B,
                    Sr. Note,
                    11.875% due 10/01/2010** .................       4,095,000
                                                                  ------------
                                                                    12,887,000
                                                                  ------------
       TELECOMMUNICATIONS - 4.3%
     9,500,000    Exodus Communications Inc., Sr. Note,
                    (in default),
                    10.750% due 12/15/2009 ...................       2,113,750
                  Philippine Long Distance Telephone Company,
                    MTN:
     2,500,000      7.850% due 03/06/2007** ..................       1,902,803
     1,000,000      10.500% due 04/15/2009** .................         805,439
     5,000,000    Voicestream Wire Company, Sr. Note,
                    10.375% due 11/15/2009 ...................       5,725,000
    11,000,000    Winstar Communications Inc., Sr. Note,
                    (in default),
                    12.750% due 04/15/2010 ...................          96,250
                                                                  ------------
                                                                    10,643,242
                                                                  ------------
       MANUFACTURING/METALS - MINING - 2.3%
     2,350,000    Jackson Products, Inc., Company Guarantee,
                    9.500% due 04/15/2005 ....................       1,762,500
     5,000,000    Pen Holdings Inc., Series B, Company
                    Guarantee,
                    9.875% due 06/15/2008 ....................       3,825,000
                                                                  ------------
                                                                     5,587,500
                                                                  ------------
       OIL & Gas - 1.4%
     3,500,000    Tri-Union Development Corporation, Units,
                    12.500% due 06/01/2006++ .................       3,377,500
                                                                  ------------
       BUSINESS SERVICES - 0.6%
     2,000,000    Getty Images Inc., Conv. Sub. Note,
                    5.000% due 03/15/2007 ....................       1,517,500
                                                                  ------------
                  Total Corporate Bonds and Notes
                    (Cost $238,193,847) ......................     203,924,635
                                                                  ------------
U.S. TREASURY NOTE - 4.6%
  (Cost $10,125,901)
    10,000,000      6.500% due 10/15/2006** ..................      11,287,510
                                                                  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 0.2%
  (Cost $376,606)
       401,222    Donaldson, Lufkin & Jenrette Mortgage
                    Acceptance Corporation, 1995-Q10 B1,
                    7.817% due 01/25/2026+++ .................         413,221
                                                                  ------------
     SHARES
     ------
COMMON STOCKS - 9.4%
        57,845      Credence Systems Corporation+ ............         786,692
       242,200      Health Care Property Investors, Inc. .....       9,014,684
       246,860      Huntingdon Life Sciences Group, PLC, ADR+          246,811
       180,460      ICO Global Communications Holdings, Ltd. .         365,432
       648,800      Nationwide Health Properties Inc. ........      12,781,360
                                                                  ------------
                    Total Common Stocks
                      (Cost $20,376,618) .....................      23,194,979
                                                                  ------------
WARRANTS - 0.0***
        78,250    Aladdin Gaming Holdings, LLC, Expires
                    03/01/2010+,++ ...........................               0
        45,260    ICO Global Communications Holdings, Ltd.,
                    Expires 05/16/2006+,++ ...................           2,489
            67    ICO Global Communications Holdings, Ltd.,
                    Expires 05/16/2006+,++ ...................              13
                                                                  ------------
                  Total Warrants (Cost $12,490) ..............           2,502
                                                                  ------------
   PRINCIPAL
     AMOUNT
     ------

REPURCHASE AGREEMENT - 2.3%
  (Cost $5,692,000)
$    5,692,000    Agreement with Credit Suisse First Boston
                    Corporation, 2.520% dated 10/31/2001,
                    to be repurchased at $5,692,398 on
                    11/01/2001, collateralized by $4,189,153
                    U.S. Treasury Bond, 8.125% due 08/15/2019
                    (Market Value $5,839,813) ................       5,692,000
                                                                  ------------
TOTAL INVESTMENTS (COST $274,777,462*) ...............   99.5%     244,514,847
OTHER ASSETS AND LIABILITIES (NET) ...................    0.5        1,296,365
                                                        -----     ------------
NET ASSETS ...........................................  100.0%    $245,811,212
                                                        =====     ============

----------------------
  * Aggregate cost for federal tax purposes is $275,220,943.
 ** These securities or a partial position of these securities are on loan at October 31, 2001, and have an aggregate market value of $47,727,550, representing 19.4% of the total net assets of the Fund (Collateral Value $49,467,923) (note 7).
*** Amount represents less than 0.1% of total net assets.
  + Non-income producing security.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. +++ Floating rate security whose interest rate is reset periodically based on an index.



-------------------------------------------------------------------------------
                               GLOSSARY OF TERMS
                   ADR     --      American Depository Receipt
                   MTN     --      Medium Term Note

-------------------------------------------------------------------------------

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT BOND FUND

OCTOBER 31, 2001


  PRINCIPAL
    AMOUNT                                                           VALUE
    ------                                                           -----

MUNICIPAL BONDS AND NOTES - 97.7%
       ALABAMA - 0.4%
$    1,000,000    Jefferson County, GO, Series A, (AMBAC
                    Insured),
                    5.000% due 04/01/2009 ....................    $  1,077,230
                                                                  ------------
       ALASKA - 1.5%
     1,235,000    Anchorage, Electric Utilities, Power & Light
                    Revenue, Senior Lien, (MBIA Insured),
                    6.500% due 12/01/2013 ....................       1,505,255
     2,000,000    Anchorage, Ice Rink, Recreational Revenue,
                    6.375% due 01/01/2020 ....................       2,352,080
                                                                  ------------
                                                                     3,857,335
                                                                  ------------
       ARIZONA - 1.9%
                  Salt River Project, Agricultural Improvement
                    & Power District, Electric Systems Revenue:
     3,000,000      Series A,
                    5.750% due 01/01/2009 ....................       3,366,840
     1,500,000      Series C,
                    6.250% due 01/01/2019 ....................       1,539,525
                                                                  ------------
                                                                     4,906,365
                                                                  ------------
       CALIFORNIA - 5.0%
    15,000,000    Anaheim, Public Financing Authority, Capital
                    Appreciation, Lease Revenue, (Public
                    Improvements Project), Series C,
                    (FSA Insured),
                    Zero coupon due 09/01/2034 ...............       2,618,850
     2,860,000    California Educational Facilities Authority,
                    Capital Appreciation, College & University
                    Revenue, (Loyola Marymount University),
                    (MBIA Insured),
                    Zero coupon due 10/01/2020 ...............       1,084,998
     2,000,000    Center Unified School District, Capital
                    Appreciation, GO, Series C, (MBIA
                    Insured),
                    Zero coupon due 09/01/2018 ...............         868,800
     2,000,000    Foothill Eastern Transportation Corridor
                    Agency, Capital Appreciation, Toll Road
                    Revenue, (MBIA Insured),
                    Zero coupon due 01/15/2018 ...............         840,700
     3,500,000    Lodi, Electric Systems, Capital Appreciation,
                    COP, Series B, (MBIA Insured),
                    Zero coupon due 01/15/2024 ...............         969,955
       550,000    Los Angeles, Regional Airport Improvement
                    Corporation, Lease Revenue, (Los Angeles
                    International Airport), Series A, AMT,
                    6.700% due 01/01/2022 ....................         562,424
     2,000,000    Orange County, COP, Series A,
                    (MBIA Insured),
                    6.000% due 07/01/2026 ....................       2,261,360
     1,173,000    Sacramento, COP, (Centrex System Lease),
                    Series A,
                    5.550% due 09/15/2004+++ .................       1,219,064
     1,500,000    San Diego, Convention Center Expansion
                    Financing Authority, Lease Revenue,
                    Series A, (AMBAC Insured),
                    4.750% due 04/01/2028 ....................       1,481,040
     7,000,000    San Joaquin Hills, Transportation Corridor
                    Agency, Toll Road Revenue, Series A,
                    (MBIA Insured),
                    Zero coupon due 01/15/2034 ...............       1,276,310
                                                                  ------------
                                                                    13,183,501
                                                                  ------------
       COLORADO - 2.7%
     1,000,000    Colorado Health Facility Authority Revenue,
                    (Catholic Health Initiatives),
                    5.250% due 09/01/2021 ....................         990,810
                  Denver, City & County Airport, Airport &
                    Marina Revenue, AMT:
     1,470,000    Series A, (Pre-refunded to 11/15/01),
                    8.875% due 11/15/2012 ....................       1,503,090
     1,920,000    Series C,
                    6.600% due 11/15/2004 ....................       2,012,698
     1,650,000    Lakewood, COP, (AMBAC Insured),
                    5.350% due 12/01/2017 ....................       1,728,606
     1,000,000    Meridian Metropolitan District, GO,
                    (Meridian Association East Project),
                    7.500% due 12/01/2011 ....................       1,014,480
                                                                  ------------
                                                                     7,249,684
                                                                  ------------
       CONNECTICUT - 1.0%
     1,500,000    Connecticut State Special Obligation Parking,
                    Airport & Marina Revenue,
                    (Bradley International Airport), Series A,
                    AMT, (ACA Insured),
                    6.600% due 07/01/2024 ....................       1,616,820
       995,000    Mashantucket Western Pequot Tribe, Special
                    Revenue, Series A, ETM,
                    6.500% due 09/01/2005+++ .................       1,126,529
                                                                  ------------
                                                                     2,743,349
                                                                  ------------
       DISTRICT OF COLUMBIA - 0.4%
       435,000    District of Columbia, COP,
                    6.875% due 01/01/2003 ....................         444,004
       500,000    District of Columbia, Water & Sewer
                    Authority, Public Utilities Revenue, (FSA
                    Insured),
                    5.500% due 10/01/2017 ....................         547,110
                                                                  ------------
                                                                       991,114
                                                                  ------------
       FLORIDA - 12.9%
       250,000    Bay County, Water Systems Revenue,
                    (AMBAC Insured),
                    5.700% due 09/01/2030 ....................         268,448
       500,000    Brevard County, School Board Authority, COP,
                    Series B, (AMBAC Insured),
                    5.500% due 07/01/2021 ....................         520,020
     1,000,000    Broward County, Airport Systems, Airport &
                    Marina Revenue, Series J-I, AMT,
                    (AMBAC Insured),
                    5.250% due 10/01/2026 ....................       1,006,980
       450,000    Collier County, Industrial Development
                    Authority, IDR, (Southern States Utilities
                    Project), AMT,
                    6.500% due 10/01/2025 ....................         450,648
       600,000    Dade County, Aviation Revenue, Series B,
                    AMT, (MBIA Insured),
                    6.600% due 10/01/2022** ..................         632,256
     9,750,000    Dade County, Guaranteed Entitlement Revenue,
                    Capital Appreciation, Series A,
                    (MBIA Insured),
                    Zero coupon due 02/01/2018 ...............       3,884,887
       250,000    Dade County, Water & Sewer Systems Revenue,
                    (FGIC Insured),
                    5.250% due 10/01/2026 ....................         255,592
                  Escambia County, Health Facilities Authority,
                    Health Facilities Revenue:
       200,000    (Baptist Hospital Inc.), Series B,
                    6.000% due 10/01/2014 ....................         202,348
     2,000,000    (Florida Health Care Facilities Loan-VHA
                    Program), (AMBAC Insured),
                    5.950% due 07/01/2020 ....................       2,240,380
       300,000    Escambia County, PCR, (Champion
                    International Corporation Project), AMT,
                    6.900% due 08/01/2022 ....................         314,304
       650,000    Escambia County, Utilities Authority, Utility
                    Systems Revenue, (FGIC Insured),
                    5.250% due 01/01/2029 ....................         664,456
       900,000    Florida Housing Finance Agency, Housing
                    Revenue, (Spinnaker Cove Apartments
                    Project), Series G, AMT, (AMBAC Insured),
                    6.500% due 07/01/2036** ..................         953,316
       565,000    Florida Housing Finance Agency, SFMR,
                    Series A, AMT, (GNMA/FNMA Collateral),
                    (AMBAC-TCRS Insured),
                    6.650% due 01/01/2024** ..................         598,527
                  Florida State Board of Education, GO, (Public
                    Education Capital Outlay), Series A:
     1,000,000    (FGIC Insured),
                    4.500% due 06/01/2023 ....................         935,030
     2,000,000    (MBIA-IBC Insured),
                    4.750% due 06/01/2028 ....................       1,923,420
       800,000    Florida State Board of Education, Lottery
                    Revenue, Series A, (FGIC Insured),
                    5.250% due 07/01/2017 ....................         837,936
     1,000,000    Florida State Board of Regents, College &
                    University Revenue, (University Systems
                    Improvements), (AMBAC Insured),
                    4.500% due 07/01/2023 ....................         934,870
     1,000,000    Florida State Turnpike Authority, Turnpike
                    Revenue, (Department of Transportation),
                    Series A, (FGIC Insured),
                    5.000% due 07/01/2016** ..................       1,018,380
                  Gulf Breeze, Revenue Bonds:
       500,000      (Capital Funding), Series B, (MBIA Insured),
                    4.500% due 10/01/2027 ....................         458,515
     1,000,000    (Venice Local Government Loan), Series E,
                    (FGIC Insured),
                    4.950% due 12/01/2020 ....................       1,050,580
       800,000    Hillsborough County, Capital Improvement
                    Program, Sales Tax Revenue, (Criminal
                    Justice Facilities Project), (FGIC Insured),
                    5.250% due 08/01/2016** ..................         813,336
     1,615,000    Jacksonville, Electric Authority, Water &
                    Sewer Revenue, Series A,
                    5.000% due 10/01/2014 ....................       1,651,499
       600,000    Jacksonville, Water & Sewer Revenue, (United
                    Waterworks Project), AMT, (AMBAC
                    Insured),
                    6.350% due 08/01/2025** ..................         661,962
       835,000    Manatee County, Housing Finance Authority,
                    SFMR, Series 94-4, AMT, (GNMA/FNMA
                    Collateral), (AMBAC-TCRS Insured),
                    6.875% due 11/01/2026 ....................         942,874
       750,000    Miami-Dade County, Health Facilities
                    Authority, Hospital Revenue,
                    (Miami Children's Hospital), Series A,
                    (AMBAC Insured),
                    5.125% due 08/15/2026 ....................         755,505
     1,500,000    Miami-Dade County, School Board, COP,
                    Series A, (MBIA Insured),
                    5.125% due 05/01/2026 ....................       1,517,010
       500,000    Orange County, Housing Finance Authority,
                    MFHR, (Hands Inc. Project), Series A,
                    8.000% due 10/01/2025** ..................         530,815
       600,000    Orlando & Orange County, Expressway
                    Authority, Expressway Revenue, Jr. Lien,
                    (FSA-CR Insured),
                    5.950% due 07/01/2023 ....................         612,606
     5,000,000    Orlando, Utilities Commission, Water &
                    Electric Revenue,
                    6.000% due 10/01/2010 ....................       5,806,700
       500,000    Palm Beach County, School Board, COP,
                     Series A, (AMBAC Insured),
                    5.125% due 08/01/2026 ....................         505,730
       900,000    Pasco County, Solid Waste Disposal &
                    Resource Recovery System, Resource
                    Recovery Revenue, AMT, (AMBAC
                    Insured),
                    6.000% due 04/01/2011 ....................       1,028,277
                                                                  ------------
                                                                    33,977,207
                                                                  ------------
       GEORGIA - 4.9%
     5,000,000    Georgia State, GO, Series B,
                    6.300% due 03/01/2009** ..................       5,826,250
                  Monroe County, Development Authority, PCR,
                    (Oglethorpe Power Corporation Project),
                    Series A, (MBIA-IBC Insured):
     2,500,000      6.700% due 01/01/2009 ....................       2,943,925
     3,410,000      6.750% due 01/01/2010 ....................       4,069,392
                                                                  ------------
                                                                    12,839,567
                                                                  ------------
       HAWAII - 1.0%
       250,000    Hawaii State, Airports Systems, Airport &
                    Marina Revenue, AMT, (FGIC Insured),
                    5.250% due 07/01/2021 ....................         251,205
                  Honolulu City & County, GO, Series A:
       730,000      ETM,
                    6.000% due 01/01/2012 ....................         852,596
     1,270,000      (Unrefunded Balance),
                    6.000% due 01/01/2012 ....................       1,467,167
                                                                  ------------
                                                                     2,570,968
                                                                  ------------
       IDAHO - 0.9%
     2,000,000    Idaho Health Facilities Authority, Health Care
                    Revenue, (IHC Hospitals Inc. Project),
                    (Inverse Floater), ETM,
                    6.650% due 02/15/2021+ ...................       2,460,440
                                                                  ------------
       ILLINOIS - 11.2%
     4,915,000    Bolingbrook, Capital Appreciation, GO, Series
                    C, (MBIA Insured),
                    Zero coupon due 01/01/2025 ...............       1,439,997
     2,665,000    Chicago, Gas Supply, IDR, (Peoples Gas
                    Light Project), Series A,
                    6.875% due 03/01/2015 ....................       2,753,984
     1,000,000    Chicago, GO, Series A, (MBIA Insured),
                    5.500% due 01/01/2038 ....................       1,043,860
                  Chicago, O'Hare International Airport,
                    Special Facilities Revenue:
     5,000,000      (International Terminal Project), AMT,
                    (MBIA Insured),
                    6.750% due 01/01/2012** ..................       5,131,050
                    (Second Lien Passanger Facility), Series B,
                    (AMBAC Insured):
       965,000      5.500% due 01/01/2017 ....................       1,019,175
     1,000,000      5.000% due 01/01/2026 ....................         984,080
     1,000,000      (United Airlines Project), Series B, AMT,
                    6.100% due 11/01/2035+ ...................         735,600
     2,570,000    Cook County, Oak Lawn School District No.
                    122, Capital Appreciation, GO,
                    (FGIC Insured),
                    Zero coupon due 12/01/2016 ...............       1,227,406
                  Cook County, River Trails School District No.
                    026, Capital Appreciation, GO, ETM,
                    (MBIA Insured):
     1,445,000      Zero coupon due 12/01/2003 ...............       1,373,516
     1,020,000      Zero coupon due 12/01/2004 ...............         933,922
     3,000,000    Illinois Health Facilities Authority, Rush-
                    Presbyterian-St. Luke's Medical Center
                    Revenue, (MBIA Insured), (Pre-refunded to
                    11/01/01),
                    10.984% due 10/01/2024+ ..................       3,097,500
     2,000,000    Illinois State, GO, Series 1, (MBIA Insured),
                    5.750% due 12/01/2012 ....................       2,255,360
                  Metropolitan Pier & Exposition Authority,
                    Capital Appreciation, Dedicated State Tax
                    Revenue, Series A, (FGIC Insured):
                    ETM:
       620,000      Zero coupon due 06/15/2008 ...............         478,826
       815,000      Zero coupon due 06/15/2009 ...............         599,938
                    (Unrefunded Balance):
     3,380,000      Zero coupon due 06/15/2008 ...............       2,601,924
     5,185,000      Zero coupon due 06/15/2009 ...............       3,799,724
                                                                  ------------
                                                                    29,475,862
                                                                  ------------
       INDIANA - 2.6%
     6,000,000    Indiana Municipal Power Agency, Power
                    Supply System Revenue, Series A, ETM,
                    (MBIA Insured),
                    6.125% due 01/01/2013** ..................       6,935,460
                                                                  ------------
       KANSAS - 0.8%
     1,315,000    Kansas State Development Finance Authority
                    Revenue Department of Commerce, (MBIA
                    Insured),
                    5.000% due 06/01/2010 ....................       1,422,107
       705,000    Unified Government of Wyandotte County &
                    Kansas City, IDR, (Board of Public Utilities
                    Office Building Complex Project),
                    (MBIA Insured),
                    5.000% due 05/01/2008 ....................         760,688
                                                                  ------------
                                                                     2,182,795
                                                                  ------------
       KENTUCKY - 1.9%
                  Jefferson County, Alliant Health Systems Inc.,
                    Hospital Revenue, (Inverse Floater),
                    (MBIA Insured):
       900,000      (Pre-refunded to 10/29/2002),
                    10.422% due 10/09/2008+ ..................       1,004,625
     2,100,000      (Unrefunded Balance),
                    10.422% due 10/09/2008+ ..................       2,291,625
     1,500,000    Kentucky State Turnpike Authority, Economic
                    Development Road Revenue, (Revitalization
                    Project), (Pre-refunded to 01/01/11),
                    (FSA Insured),
                    5.625% due 07/01/2013 ....................       1,671,420
                                                                  ------------
                                                                     4,967,670
                                                                  ------------
       LOUISIANA - 0.9%
     1,500,000    Louisiana Public Facilities Authority, Customer
                    Receipts Revenue, Series B, ETM,
                    (FNMA Collateral),
                    Zero coupon due 12/01/2019 ...............         606,570
     1,500,000    Louisiana State, GO, Series A, (FGIC Insured),
                    5.500% due 11/15/2008 ....................       1,671,360
                                                                  ------------
                                                                     2,277,930
                                                                  ------------
       MARYLAND - 1.0%
     2,500,000    Baltimore, Port Facilities, Industrial Revenue,
                    (Consolidated Coal Sales Project), Series B,
                    6.500% due 10/01/2011** ..................       2,616,725
                                                                  ------------
       MASSACHUSETTS - 1.0%
     1,500,000    Massachusetts State, Grant Anticipation
                    Notes, Series A,
                    5.750% due 06/15/2015 ....................       1,668,000
     1,000,000    Massachusetts State Development Finance
                    Agency, Revenue Bonds, (Hillcrest
                    Educational Centers Inc. Project),
                    6.375% due 07/01/2029 ....................         975,180
                                                                  ------------
                                                                     2,643,180
                                                                  ------------
       MICHIGAN - 1.1%
     1,000,000    Kent, Hospital Finance Authority, Health Care
                    Revenue, (Spectrum Health Project),
                    Series A,
                    5.500% due 01/15/2031 ....................       1,008,370
     1,000,000    Manchester, Community Schools, GO, (Building
                    and Site Project),
                    5.000% due 05/01/2031 ....................         993,130
     1,000,000    Michigan State Strategic Fund, Revenue Bonds,
                    (Detroit Edison Pollution Control Project),
                    Series B, AMT,
                    5.650% due 09/01/2029 ....................       1,016,280
                                                                  ------------
                                                                     3,017,780
                                                                  ------------
       MISSISSIPPI - 0.4%
     1,000,000    Gulfport, Hospital Facilities Revenue,
                    (Memorial Hospital Project), Series A,
                    5.750% due 07/01/2031*** .................       1,006,760
                                                                  ------------
       MISSOURI - 1.0%
       600,000    Fenton, Tax Increment Revenue, (Gravois
                    Bluffs Improvement Project),
                    7.000% due 10/01/2021 ....................         635,424
                  St. Louis County, Pattonville School District
                    No. R-3, GO, (Missouri Direct Deposit
                    Program), (FGIC Insured):
     1,000,000      5.750% due 03/01/2017 ....................       1,096,920
       880,000      5.750% due 03/01/2018 ....................         960,150
                                                                  ------------
                                                                     2,692,494
                                                                  ------------
       MONTANA - 0.4%
     1,000,000    Forsyth, PCR, (Puget Sound Power & Light
                    Company Project), Series B, AMT,
                    (AMBAC Insured),
                    7.250% due 08/01/2021** ..................       1,023,770
                                                                  ------------
       NEBRASKA - 3.6%
     1,000,000    Douglas County, School District No. 1, GO,
                    Series B,
                    5.000% due 12/15/2024 ....................       1,004,110
       400,000    Nebraska Investment Finance Authority, SFMR,
                    (GNMA Mortgage-Backed Securities
                    Program), Series A-D, AMT,
                    (GNMA Collateral),
                    10.682% due 09/15/2024+ ..................         423,000
     7,000,000    Omaha Public Power District, Electric
                    Revenue, Series B, ETM,
                    6.150% due 02/01/2012 ....................       8,158,640
                                                                  ------------
                                                                     9,585,750
                                                                  ------------
       NEVADA - 1.9%
     1,000,000    Clark County, GO, (Las Vegas Convention
                    Center Project), Series A,
                    5.000% due 07/01/2024 ....................         987,250
     4,000,000    Clark County, IDR, (Nevada Power Company
                    Project), Series A, AMT, (FGIC Insured),
                    6.700% due 06/01/2022** ..................       4,168,600
                                                                  ------------
                                                                     5,155,850
                                                                  ------------
       NEW YORK - 3.4%
     1,265,000    Metropolitan Transportation Authority, Service
                    Contract Revenue, (Transportation Facilities
                    Project), Series 7,
                    4.750% due 07/01/2019 ....................       1,240,459
     2,000,000    Nassau County, Interim Finance Authority,
                    Sales Tax Revenue, Series A,
                    5.750% due 11/15/2013 ....................       2,246,320
                  New York State, GO:
     1,000,000      Series B, ETM, (FSA Insured),
                    7.000% due 06/01/2014** ..................       1,021,540
     1,000,000      Series H,
                    5.750% due 03/15/2013 ....................       1,106,520
     1,000,000    New York State Dormitory Authority, College
                    & University Revenue, (State University
                    Educational Facilities Project), Series 1989,
                    (MBIA Insured),
                    6.000% due 05/15/2016 ....................       1,134,650
       580,000    New York State Housing Finance Agency,
                    MFHR, (Secured Mortgage Program),
                    Series F, AMT,
                    6.625% due 08/15/2012 ....................         603,339
     1,500,000    New York State Mortgage Agency Revenue,
                    Homeowner Mortgage Revenue, Series 82,
                    AMT,
                    5.650% due 04/01/2030 ....................       1,532,340
                                                                  ------------
                                                                     8,885,168
                                                                  ------------
       OHIO - 2.9%
     1,000,000    Cuyahoga County, Hospital Facilities Revenue,
                    (Canton Inc. Project),
                    7.500% due 01/01/2030 ....................       1,086,660
     1,000,000    Hamilton County, Sales Tax Revenue, (Hamilton
                    County Football Project), Series A, (MBIA
                    Insured),
                    4.750% due 12/01/2027 ....................         959,530
     1,240,000    Lorain County, Hospital Revenue, (Humility
                    of Mary Health Care Project), Series B,
                    ETM,
                    7.200% due 12/15/2011 ....................       1,274,298
     1,000,000    Montgomery County, Hospital Revenue,
                    (Grandview Hospital & Medical Center
                    Project), ETM,
                    5.250% due 12/01/2003 ....................       1,059,760
     2,000,000    Ohio State, GO, (Higher Education Capital
                    Facilities Project), Series A,
                    5.250% due 02/01/2006 ....................       2,166,160
     1,000,000    University of Cincinnati, College & University
                    Revenue, Series A, (FGIC Insured),
                    5.500% due 06/01/2009 ....................       1,112,100
                                                                  ------------
                                                                     7,658,508
                                                                  ------------
       OKLAHOMA - 0.8%
       865,000    Oklahoma Housing & Finance Authority,
                    SFMR, Series B, AMT, (GNMA Collateral),
                    7.997% due 08/01/2018** ..................         978,332
     1,000,000    Tulsa County, Public Facilities Authority,
                    Capital Improvement Revenue,
                    (AMBAC Insured),
                    6.250% due 11/01/2022 ....................       1,122,940
                                                                  ------------
                                                                     2,101,272
                                                                  ------------
       OREGON - 1.2%
       895,000    Clackamas County, GO, Lake Oswego School
                    District No. 7J,
                    5.500% due 06/01/2010 ....................       1,002,391
     1,000,000    Portland, Tax Allocation Revenue, (Downtown
                    Waterfront Urban Renewal & Redevelopment
                    Project), Series A, (AMBAC Insured),
                    5.750% due 06/15/2016 ....................       1,104,710
     1,070,000    Washington County, Forest Grove School
                    District No. 15, GO, (FSA Insured),
                    5.375% due 06/15/2013 ....................       1,169,949
                                                                  ------------
                                                                     3,277,050
                                                                  ------------
       PENNSYLVANIA - 7.4%
     1,000,000    Carbon County, Industrial Development
                    Authority, Resource Recovery Revenue,
                    (Panther Creek Partners Project), AMT,
                    6.650% due 05/01/2010 ....................       1,069,550
     4,000,000    Pennsylvania State Higher Education Assistance
                    Agency, Student Loan Revenue, AMT,
                    (AMBAC Insured),
                    11.142% due 09/01/2026+ ..................       5,005,000
                  Pennsylvania State Turnpike, Community Oil
                    Franchise Tax Revenue, (AMBAC Insured):
     2,250,000      Series A,
                    4.750% due 12/01/2027 ....................       2,149,493
     1,750,000      Series B,
                    4.750% due 12/01/2027 ....................       1,671,828
     1,500,000    Philadelphia, Authority for Industrial Development,
                    Airport Revenue, (Philadelphia Airport
                    System Project), Series A, AMT,
                    (FGIC Insured),
                    5.250% due 07/01/2028 ....................       1,509,015
                  Philadelphia, Gas Works, Natural Gas Revenue,
                    Second Series, (FSA Insured):
     1,000,000      5.000% due 07/01/2029 ....................         988,850
     2,500,000      5.250% due 07/01/2029 ....................       2,535,450
     2,500,000    Philadelphia, GO, (FSA Insured),
                    5.000% due 03/15/2028 ....................       2,474,200
     2,000,000    Philadelphia, Parking Authority, Auto Parking
                    Revenue, Series A, (AMBAC Insured),
                    5.250% due 02/15/2029 ....................       2,031,400
                                                                  ------------
                                                                    19,434,786
                                                                  ------------
       SOUTH CAROLINA - 1.4%
     1,000,000    Charleston County, Health Facilities, Health
                    Care Revenue, (Episcopal Church First
                    Mortgage Project), Series A,
                    5.400% due 04/01/2004 ....................       1,001,080
     1,375,000    Lancaster County, School District, GO,
                    (FSA Insured),
                    4.750% due 03/01/2019 ....................       1,348,641
     1,250,000    Myrtle Beach, Jobs Economic Development
                    Authority, Revenue Bonds, (Myrtle Beach
                    Convention Center Hotel Project), Series B,
                                6.625% due 04/01/2036 ........       1,262,538
                                                                  ------------
                                                                     3,612,259
                                                                  ------------
       TENNESSEE - 1.4%
     1,000,000    Johnson City, Health & Educational Facility
                    Board, Hospital Revenue, (Mountain States
                    Health Care Facilities First Mortgage Project),
                    Series A,
                    7.500% due 07/01/2033 ....................       1,100,930
     2,480,000    Tennessee Housing Development Agency,
                    Housing Revenue, (Homeownership Program),
                    Series 2A, AMT,
                                5.700% due 07/01/2031 ........       2,545,249
                                                                  ------------
                                                                     3,646,179
                                                                  ------------
       TEXAS - 5.2%
       415,000    Brazos, Higher Education Authority Inc.,
                    Student Loan Revenue, Series 92C-2, AMT,
                    7.100% due 11/01/2004 ....................         451,325
     1,000,000    Corpus Christi, GO, (FSA Insured),
                    5.750% due 03/01/2018 ....................       1,083,630
     3,500,000    Harris County, GO,
                    4.500% due 10/01/2023 ....................       3,231,165
       850,000    Houston, Airport Systems, Lease Revenue,
                    (Continental Airlines Project), Series E, AMT,
                    6.750% due 07/01/2029 ....................         651,126
     1,000,000    Houston, GO, (FSA Insured),
                    5.750% due 03/01/2015 ....................       1,101,320
     1,000,000    Houston, Hotel Occupancy Tax & Special
                    Revenue, (Convention & Entertainment
                    Project), Series B, (AMBAC Insured),
                    5.750% due 09/01/2015 ....................       1,104,650
     2,050,000    Houston, Water & Sewer System Revenue, Jr.
                    Lien, Series C, (FGIC Insured),
                    5.375% due 12/01/2027 ....................       2,104,633
     1,100,000    Metro Health Facilities Development Corporation,
                    Health Care Revenue, (Wilson N. Jones
                    Memorial Hospital Project),
                    7.200% due 01/01/2021 ....................       1,156,287
     1,000,000    North Central, Health Facilities Development
                    Corporation Revenue, (Baylor Health Care
                    System Project), Series A,
                    5.125% due 05/15/2029*** .................         967,050
     1,925,000    Round Rock, Independent School District, GO,
                    4.500% due 08/01/2019 ....................       1,809,250
        84,000    Texas, Higher Education Coordinating Board,
                    College Student Loan Revenue, AMT,
                    7.700% due 10/01/2025 ....................          85,169
                                                                  ------------
                                                                    13,745,605
                                                                  ------------
       VIRGINIA - 2.0%
     1,500,000    Metropolitan Washington D.C. Airports
                    Authority, General Airport Revenue, Series A,
                    AMT, (MBIA Insured),
                    6.625% due 10/01/2019** ..................       1,573,635
     1,000,000    Pocahontas Parkway Association, Toll Road
                    Revenue, Series A,
                    5.000% due 08/15/2005 ....................         973,210
                  Richmond, GO, (FSA Insured):
       600,000      5.125% due 01/15/2008 ....................         650,622
     1,000,000      5.250% due 01/15/2009 ....................       1,096,200
     1,000,000      5.500% due 01/15/2010 ....................       1,118,450
                                                                  ------------
                                                                     5,412,117
                                                                  ------------
       WASHINGTON - 8.9%
     2,500,000    Energy Northwest, Electric Revenue, (Nuclear
                    Project 3), Series A , (FSA Insured),
                    5.500% due 07/01/2017 ....................       2,662,850
     4,500,000    King County, Kent School District No. 415,
                    GO, Series C,
                    6.300% due 12/01/2008 ....................       5,188,185
     1,500,000    Port Seattle, Airport & Marina Revenue,
                    Series A, (FGIC Insured),
                    5.000% due 04/01/2031 ....................       1,476,090
     1,000,000    Seattle, Municipal Light & Power Revenue,
                    (FSA Insured),
                    5.500% due 03/01/2016 ....................       1,065,650
     1,000,000    Tacoma, Electric Systems Revenue, Series A,
                    (FSA Insured),
                    5.750% due 01/01/2016 ....................       1,099,230
       785,000    University of Washington, College & University
                    Revenue, (Unrefunded Balance),
                    (MBIA Insured),
                    7.000% due 12/01/2021 ....................         803,667
                  Washington State, GO:
     3,000,000      Series B & AT-7,
                    6.400% due 06/01/2017 ....................       3,594,000
       130,000      Series B, (Pre-refunded to 05/01/2004),
                    5.000% due 05/01/2017 ....................         137,553
     7,440,000      Series B, (Unrefunded Balance),
                    5.000% due 05/01/2017 ....................       7,472,066
                                                                  ------------
                                                                    23,499,291
                                                                  ------------
       WEST VIRGINIA - 1.3%
     2,500,000    Harrison County, County Community Solid
                    Waste Disposal Authority, IDR, (Monongahela
                    Power Company Project), Series A, AMT,
                    (MBIA-IBC Insured),
                    6.875% due 04/15/2022 ....................       2,595,850
       750,000    South Charleston, IDR, (Union Carbide
                    Chemicals & Plastics Company Project),
                    Series A, AMT,
                    8.000% due 08/01/2020 ....................         759,465
                                                                  ------------
                                                                     3,355,315
                                                                  ------------
       WISCONSIN - 1.4%
     1,000,000    De Pere, Unified School District, GO,
                    (FGIC Insured),
                    5.000% due 10/01/2012 ....................       1,063,890
       750,000    Madison, IDR, (Madison Gas & Electric
                    Company Project), Series A, AMT,
                    6.750% due 04/01/2027 ....................         770,580
     1,000,000    Wisconsin Housing & Economic Development
                    Authority, Home Ownership Revenue, Series F,
                    AMT,
                    5.250% due 07/01/2029 ....................         979,910
     1,000,000    Wisconsin State Health & Educational Facilities
                    Authority, Health Care Revenue, (Waukesha
                    Memorial Hospital Project), Series A,
                    (AMBAC Insured),
                    7.125% due 08/15/2007 ....................       1,013,910
                                                                  ------------
                                                                     3,828,290
                                                                  ------------
                  Total Municipal Bonds and Notes
                    (Cost $234,891,956) ......................     257,894,626
                                                                  ------------
SHORT-TERM MUNICIPAL BONDS - 1.4%
     2,600,000    New York City, GO, Sub-series A,
                    1.900% due 08/01/2017++ ..................       2,600,000
     1,000,000    New York City, Municipal Water Finance
                    Authority, Water & Sewer Systems Revenue,
                    Series C, (FGIC Insured),
                    1.950% due 06/15/2023++ ..................       1,000,000
                                                                  ------------
                  Total Short-Term Municipal Bonds
                    (Cost $3,600,000) ........................       3,600,000
                                                                  ------------
TOTAL INVESTMENTS (COST $238,491,956*) ...............   99.1%     261,494,626
OTHER ASSETS AND LIABILITIES (NET) ...................    0.9        2,365,914
                                                        -----     ------------
NET ASSETS ...........................................  100.0%    $263,860,540
                                                        =====     ============

----------------------

  * Aggregate cost for federal tax purposes is $238,493,125.
 ** Security pledged as collateral for when-issued securities.
*** Security purchased on a when-issued basis (note 2).
  + Floating rate note. The interest rate shown reflects the rate in effect at October 31, 2001.
 ++ Variable rate demand notes payable upon demand not more than five business days' notice. The interest rate shown reflects the rate in effect at October 31, 2001.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933.

Tax-Exempt Bond Fund had the following industry concentrations greater than 10% at October 31, 2001 (as a percentage of net assets) (unaudited):

                    General Purpose                     21.1%
                    Retail Utility                      14.3%
                    Health Care                         10.1%

Tax-Exempt Bond Fund had the following insurance concentrations greater than 10% at October 31, 2001 (as a percentage of net assets) (unaudited):

                    MBIA                                22.6%
                    AMBAC                               12.7%
                    FGIC                                11.4%


-------------------------------------------------------------------------------
                               GLOSSARY OF TERMS
            ACA     --      American Capital Access
            AMBAC   --      American Municipal Bond Assurance Corporation
            AMT     --      Alternative Minimum Tax
            COP     --      Certificates of Participation
            ETM     --      Escrowed to Maturity
            FGIC    --      Federal Guaranty Insurance Corporation
            FSA     --      Financial Security Assurance
            GNMA    --      Government National Mortgage Association
            GO      --      General Obligation Bonds
            IBC     --      Insured Bond Certificate
            IDR     --      Industrial Development Revenue
            MBIA    --      Municipal Bond Investors Assurance
            MFHR    --      Multi-family Housing Revenue
            PCR     --      Pollution Control Revenue
            SFMR    --      Single Family Mortgage Revenue
            VHA     --      Veterans Housing Authority
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

CALIFORNIA MUNICIPAL FUND

OCTOBER 31, 2001

  PRINCIPAL
    AMOUNT                                                           VALUE
    ------                                                           -----

MUNICIPAL BONDS AND NOTES - 96.4%
       CALIFORNIA - 95.7%
                  Abag, Financing Authority for Nonprofit
                    Corporation, COP:
$      340,000      (Episcopal Homes Foundation),
                    5.000% due 07/01/2007 ....................    $    354,702
                    (O'Connor Woods Obligation Group),
                    (ACA Insured):
     1,000,000      5.400% due 11/01/2009 ....................       1,075,550
     2,530,000      5.700% due 11/01/2013 ....................       2,712,261
     1,000,000    Abag, Financing Authority for Nonprofit
                    Corporation, MFHR, (Archstone Redwood),
                    Series A,
                    5.300% due 10/01/2008 ....................       1,034,440
     5,360,000    Alhambra, Improvement Board Act of 1915,
                    Special Tax Revenue, (Public Works
                    Assessment District No. 1), (MBIA Insured),
                    6.125% due 09/02/2018** ..................       5,622,640
     1,050,000    Alta Loma, School District, Capital
                    Appreciation, GO, Series A, (FGIC Insured),
                    Zero coupon due 08/01/2022 ...............         358,606
     2,000,000    Anaheim, Public Financing Authority, Tax
                    Allocation Revenue, (Inverse Floater),
                    (MBIA Insured),
                    10.670% due 12/28/2018+ ..................       2,640,000
     2,000,000    Barstow, Redevelopment Agency, Tax Allocation
                    Revenue, (Central Redevelopment Project),
                    Series A, (MBIA Insured),
                    7.000% due 09/01/2014 ....................       2,556,800
     2,000,000    Bay Area Government Association, Lease
                    Revenue, (Capital Projects), Series A,
                    (AMBAC Insured),
                    5.000% due 07/01/2031 ....................       2,020,140
                  Bay Area Toll Authority, Toll Bridge Revenue,
                    (San Francisco Bay Area Highway
                    Improvements), Series D:
     8,705,000      5.000% due 04/01/2016 ....................       9,127,802
     3,000,000      5.000% due 04/01/2017 ....................       3,122,190
     2,875,000    California Community College Financing
                    Authority, Lease Revenue, (San Diego
                    Community College), Series B,
                    (MBIA Insured),
                    5.000% due 12/01/2020 ....................       2,942,361
                  California Educational Facilities Authority,
                    College & University Revenue:
     1,600,000      (College of Osteopathic Medicine),
                    (Pre-refunded to 06/01/2003),
                    7.500% due 06/01/2018 ....................       1,749,056
     2,485,000      (Heald College),
                    5.450% due 02/15/2022 ....................       2,451,477
     1,000,000      (Pooled College & University), Series B,
                    6.625% due 06/01/2020 ....................       1,084,150
     1,000,000    California Educational Facilities Authority,
                    Student Loan Revenue, (California Loan
                    Program), Series A, AMT, (MBIA Insured),
                    5.100% due 03/01/2014 ....................       1,042,660
     2,250,000    California Financing Authority for Resource
                    Efficiency, Lease Revenue, (First Resource
                    Efficiency Program), (AMBAC Insured),
                    6.000% due 07/01/2017 ....................       2,460,465
                  California Housing Finance Agency, Home
                    Ownership & Improvement Revenue, AMT:
       150,000      Series B, (MBIA Insured),
                    5.200% due 08/01/2026 ....................         152,788
     5,010,000      Series C, (FHA Collateral),
                    6.650% due 08/01/2014** ..................       5,271,171
     4,990,000      Series D, (FHA/VA Collateral),
                    Zero coupon due 02/01/2019 ...............       1,883,875
       665,000      Series D, (MBIA Insured),
                    6.300% due 08/01/2014 ....................         702,659
     2,630,000      Series F, (MBIA Insured),
                    6.800% due 08/01/2014 ....................       2,830,222
     1,060,000      Series F1, (AMBAC Insured),
                    6.500% due 02/01/2008 ....................       1,113,700
                  California Housing Finance Agency, Mortgage
                    Revenue, AMT:
     1,000,000      (Home Mortgages), Series B, (FHA
                    Collateral), (MBIA Insured),
                    6.000% due 08/01/2016 ....................       1,067,720
       500,000      (Multi-unit Rental Housing), Series C-II,
                    6.875% due 08/01/2024 ....................         514,790
     3,855,000    California Infrastructure & Economic
                    Development Bank, Lease Revenue, (Asian
                    Art Museum of San Francisco Project),
                    (MBIA Insured),
                    5.500% due 06/01/2017 ....................       4,212,166
     1,000,000    California Infrastructure & Economic
                    Development Bank, Health Care Revenue,
                    (The J. David Gladstone Institute Project),
                    5.500% due 10/01/2015 ....................       1,071,640
                  California Pollution Control Financing
                    Authority, PCR, AMT:
     2,500,000      (San Diego Gas and Electric), Series A,
                    (AMBAC Insured),
                    5.850% due 06/01/2021 ....................       2,542,175
     5,000,000      (Waste Management), Series A,
                    7.150% due 02/01/2011** ..................       5,160,350
     3,100,000      (Waste Removal Systems), Series A,
                    7.100% due 11/01/2009 ....................       3,110,323
       895,000    California Rural Home Mortgage Finance
                    Authority, SFMR, (Mortgage-Backed
                    Securities Program), Issue A, Series 2,
                    AMT, (GNMA/FHLMC Collateral),
                    7.950% due 12/01/2024 ....................         991,562
                  California State, GO:
    10,000,000      5.500% due 03/01/2011 ....................      11,113,000
     4,430,000      5.500% due 06/01/2025 ....................       4,620,224
     2,000,000      (FGIC Insured),
                    4.500% due 12/01/2021 ....................       1,919,400
     1,125,000      (MBIA-IBC Insured),
                    5.250% due 10/01/2013 ....................       1,254,397
     6,320,000    California State Department of Transportation,
                    COP, Series A, (MBIA Insured),
                    5.250% due 03/01/2016 ....................       6,699,958
                  California State Department of Water Resources,
                    Water Revenue, Series W, (FSA Insured):
     2,000,000      5.000% due 12/01/2018 ....................       2,069,600
     1,000,000      5.500% due 12/01/2013 ....................       1,142,480
                  California State For Previous Veterans, GO, AMT:
                    Series B:
     2,000,000      4.900% due 12/01/2011 ....................       2,047,320
     2,510,000      5.000% due 12/01/2012 ....................       2,564,643
     2,000,000      5.450% due 12/01/2017 ....................       2,026,800
     2,000,000      Series BJ,
                    5.700% due 12/01/2032+ ...................       2,060,980
     2,000,000    California State For Previous Veterans,
                    Revenue Bonds, Series A,
                    (AMBAC Insured),
                    5.400% due 12/01/2018 ....................       2,072,440
                  California State Public Works Board, Lease
                    Revenue:
     1,500,000      (California Community Colleges), Series A,
                    5.250% due 12/01/2014 ....................       1,587,360
     3,000,000      (California State University), Series C,
                    5.400% due 10/01/2022 ....................       3,102,300
     2,000,000      (Department of Corrections), Series B,
                    5.250% due 01/01/2012 ....................       2,174,800
     2,630,000      (Department of Corrections), Series B,
                    (AMBAC-TCRS BNY Insured),
                    5.250% due 01/01/2012 ....................       2,929,005
     3,000,000    California Statewide Communities
                    Development Authority, COP, (Cedars-
                    Sinai Medical Center),
                    MBIA-IBC Insured),
                    6.500% due 08/01/2012 ....................       3,541,530
                  California Statewide Communities
                    Development Authority, MFHR,
                    (Equity Residential Housing):
     1,000,000      Series B,
                    5.200% due 12/01/2029+ ...................       1,033,610
     3,300,000      Series C,
                    5.200% due 06/15/2009 ....................       3,410,913
     1,610,000    Carson, Improvement Board Act of 1915, GO,
                    7.375% due 09/02/2022** ..................       1,680,598
     1,000,000    Carson, Redevelopment Agency, Tax
                    Allocation Revenue, (Area No. 1 Project),
                    (MBIA Insured),
                    5.500% due 10/01/2016 ....................       1,134,040
     1,000,000    Chino Valley, Unified School District, COP,
                    Series A, (FSA Insured),
                    5.250% due 09/01/2014 ....................       1,101,170
     4,675,000    Chula Vista, IDR, (San Diego Gas and Electric),
                    Series A, AMT, (AMBAC Insured),
                    6.400% due 12/01/2027** ..................       4,945,823
                  Chula Vista, Public Financing Authority,
                    Special Tax Revenue, (Assessment Districts
                    Refinancing), Senior Lien, Series A,
                    (FSA Insured):
     1,925,000      4.700% due 09/02/2014 ....................       2,013,030
     1,235,000      4.750% due 09/02/2015 ....................       1,284,314
     2,805,000    Chula Vista, Redevelopment Agency, Tax
                    Allocation Revenue,
                    8.625% due 09/01/2024 ....................       3,446,111
                  Clovis, Unified School District, Capital
                    Appreciation, GO, Series A, (FGIC Insured):
     7,035,000      Zero coupon due 08/01/2019 ...............       2,870,280
     2,415,000      Zero coupon due 08/01/2020 ...............         926,563
     2,000,000    Coachella, Redevelopment Agency, Tax
                    Allocation Revenue, (Area No. 3 Project),
                    5.875% due 12/01/2028 ....................       2,024,440
                  Contra Costa, Water District Revenue,
                    Series K, (FSA Insured):
     1,445,000      5.000% due 10/01/2017 ....................       1,506,340
     1,520,000      5.000% due 10/01/2018 ....................       1,572,212
     2,160,000    Contra Costa County, Public Financing
                    Authority, Lease Revenue, (Capital
                    Projects), Series B, (MBIA Insured),
                    5.250% due 06/01/2027 ....................       2,233,937
     1,500,000    Culver City, Redevelopment Finance
                    Authority, Tax Allocation Revenue,
                    Series B,
                    6.250% due 11/01/2025 ....................       1,539,060
     1,670,000    Davis, Public Facilities Finance Authority
                    Local Agency, Special Tax Revenue,
                    (Mace Ranch Area), Series A,
                    6.600% due 09/01/2025 ....................       1,766,643
     3,130,000    Delano, COP, Series A, (Pre-refunded to
                    01/01/2003),
                    9.250% due 01/01/2022 ....................       3,461,592
     1,200,000    Duarte, Unified School District, Capital
                    Appreciation, GO, Series B, (FSA Insured),
                    Zero coupon due 11/01/2024 ...............         362,328
     3,500,000    East Bay, Municipal Utilities District, Water
                    System Revenue, (MBIA Insured),
                    4.750% due 06/01/2028 ....................       3,455,620
     1,985,000    El Cajon, COP, (Helix View Nursing
                    Hospital), Limited Obligation, Series 1990,
                    AMT, (FHA Collateral),
                    7.750% due 02/01/2029 ....................       1,987,918
                  Escondido, Unified High School District,
                    Capital Appreciation, GO, (MBIA Insured):
     3,715,000      Zero coupon due 05/01/2020 ...............       1,443,649
     3,655,000      Zero coupon due 11/01/2020 ...............       1,384,514
                  Fairfield, Housing Authority, Mortgage
                    Revenue:
     2,215,000      (Creekside Estates Mobile Homes),
                    5.625% due 09/01/2023** ..................       2,173,070
     4,330,000      (Creekside Estates Project), (Pre-refunded
                    to 08/01/2002),
                    7.875% due 02/01/2015+++** ...............       4,596,425
     1,000,000    Fontana, Redevelopment Agency, Tax
                    Allocation Revenue, (Southwest Industrial
                    Park Project), (MBIA Insured),
                    5.200% due 09/01/2030 ....................       1,024,810
                  Foothill Eastern Transportation Corridor
                    Agency, Toll Road Revenue:
     9,000,000      Zero coupon due 01/15/2026 ...............       5,966,730
    20,000,000      Zero coupon due 01/15/2030 ...............       3,769,600
    10,000,000      Zero coupon due 01/15/2032 ...............       1,666,500
    10,000,000      Zero coupon due 01/15/2033 ...............       1,568,200
    10,000,000      Zero coupon due 01/15/2034 ...............       1,474,000
                  Foothill Eastern Transportation Corridor
                    Agency, Toll Road Revenue (continued):
    10,000,000      Zero coupon due 01/15/2036 ...............       1,303,900
    10,000,000      Zero coupon due 01/15/2037 ...............       1,227,600
     9,000,000      Zero coupon due 01/15/2038 ...............       1,040,310
     3,500,000      (MBIA Insured),
                    5.000% due 01/15/2016 ....................       3,676,225
     5,000,000      Series A,
                    Zero coupon due 01/01/2008 ...............       4,899,200
     2,000,000    Fresno, Joint Powers Financing Authority,
                    Lease Revenue, Series A, (FSA Insured),
                    5.750% due 06/01/2026 ....................       2,187,100
                  Glendale, Unified School District, GO,
                    Series D, (MBIA Insured):
     1,770,000      5.375% due 09/01/2018 ....................       1,896,944
     1,865,000      5.375% due 09/01/2019 ....................       1,988,053
                  Golden West Schools Financing Authority,
                    Appreciation, Revenue Bonds, (School
                    District Refinancing Program), Series A,
                    (MBIA Insured):
     1,215,000      Zero coupon due 08/01/2016 ...............         577,052
     1,580,000      Zero coupon due 02/01/2017 ...............         715,092
                  Hacienda, Los Angeles Puente, Unified School
                    District, Capital Appreciation, GO, Series A,
                    (MBIA Insured):
     1,825,000      Zero coupopn due 08/01/2016 ..............         905,163
     1,750,000      Zero coupopn due 08/01/2017 ..............         813,277
                  Hi Desert, Members Health Care District,
                    Health Care Revenue:
     2,250,000      5.500% due 10/01/2015 ....................       2,173,950
     1,175,000      5.500% due 10/01/2019 ....................       1,112,325
     2,000,000    Huntington Park, Public Financing Authority,
                    Lease Revenue, (Waste Water System Project),
                    6.200% due 10/01/2025 ....................       2,085,260
     1,250,000    Imperial, Water Facilities Revenue, COP,
                    (FGIC Insured),
                    5.000% due 10/15/2020 ....................       1,283,400
     2,250,000    Industry, GO, (FGIC Insured),
                    4.500% due 07/01/2015 ....................       2,289,960
     1,000,000    Irvine, Meadows Mobile Home Park,
                    Mortgage Revenue, Series A, (GNMA
                    Collateral),
                    5.700% due 03/01/2018 ....................         982,200
     1,175,000    Kings County, Waste Management Authority,
                    Solid Waste Revenue, AMT,
                    7.200% due 10/01/2014 ....................       1,268,389
                  La Quinta, Redevelopment Agency, Tax
                    Allocation Revenue, (Area No. 1 Project),
                     (AMBAC Insured):
     3,000,000      5.000% due 09/01/2021 ....................       3,071,190
     3,000,000      5.100% due 09/01/2031 ....................       3,066,450
     1,500,000    La Verne, Public Financing Authority, Revenue
                    Bonds, (Capital Improvement Projects),
                    7.250% due 09/01/2026 ....................       1,624,365
     1,000,000    Laguna Hills, COP, (Community Center Project),
                    (MBIA Insured),
                    5.000% due 12/01/2017 ....................       1,043,020
     2,000,000    Lake Elsinore, Public Financing Authority,
                    Local Agency Revenue, Series G,
                    5.800% due 09/02/2015 ....................       2,069,800
     1,070,000    Larkspur, School District, Capital Appreciation,
                    GO, Series A, (FGIC Insured),
                    Zero coupon due 08/01/2019 ...............         436,560
     1,335,000    Livermore-Amador Valley Water Management
                    Agency, Sewer Revenue, Series A,
                    (AMBAC Insured),
                    5.250% due 08/01/2016 ....................       1,436,700
     2,000,000    Long Beach, Community Facilities District No.
                    5, Special Tax Revenue, (Towne Center),
                    6.875% due 10/01/2025 ....................       2,109,880
     2,000,000    Long Beach, Finance Authority, Lease Revenue,
                    (Aquarium of the South Pacific), (AMBAC
                    Insured),
                    5.250% due 11/01/2030 ....................       2,075,360
     2,555,000    Long Beach, Harbor Revenue, Series A, AMT,
                    (FGIC Insured),
                    5.250% due 05/15/2018 ....................       2,633,183
     1,425,000    Los Angeles, Community Redevelopment
                    Agency, Financing Authority Revenue,
                     (Grand Central Square Multi-family
                    Housing Project), Series A, AMT,
                    5.850% due 12/01/2026 ....................       1,329,340
     1,490,000    Los Angeles, Community Redevelopment
                    Agency, Housing Revenue, Series C, (FHA
                    Collateral), (AMBAC Insured),
                    6.750% due 07/01/2014 ....................       1,572,665
     1,000,000    Los Angeles, Community Redevelopment
                    Agency, Parking Systems Revenue,
                    (Cinerama Dome Public Parking Project),
                    (ACA Insured),
                    5.500% due 07/01/2016 ....................       1,035,940
     2,500,000    Los Angeles, Community Redevelopment
                    Agency, Tax Allocation Revenue, (North
                    Hollywood Project), Series E, (MBIA
                     Insured),
                    5.400% due 07/01/2024 ....................       2,642,700
                  Los Angeles, Department of Airports, Airport
                    Revenue, (Ontario International Airport),
                    Series A, AMT, (FGIC Insured):
     2,205,000      5.600% due 05/15/2007 ....................       2,407,353
     2,575,000      5.700% due 05/15/2008 ....................       2,799,437
       170,000    Los Angeles, Home Mortgage Revenue,
                    (Mortgage-Backed Securities Project),
                    (GNMA Collateral),
                    8.100% due 05/01/2017 ....................         179,127
                  Los Angeles, MFHR, AMT, (GNMA Collateral):
     3,000,000      (Park Parthenia Project),
                    7.400% due 01/20/2022 ....................       3,038,610
     1,000,000      (Ridgecroft Apartments Project), Series E,
                    6.250% due 09/20/2039 ....................       1,052,690
       365,000    Los Angeles, SFHR, Series B, (GNMA
                    Collateral),
                    7.600% due 08/01/2016 ....................         392,930
                  Los Angeles, Water & Power Revenue, (Power
                    Systems):
     5,000,000      Series A-A-1, (MBIA Insured),
                    5.250% due 07/01/2014 ....................       5,461,100
                                  Series A-A-3:
     1,705,000      5.250% due 07/01/2018 ....................       1,756,372
     3,000,000      5.250% due 07/01/2019 ....................       3,081,510
     3,000,000      5.375% due 07/01/2020 ....................       3,093,270
     1,880,000    Los Angeles County, COP, (Edmund D.
                    Edlman Children's Centers), (Unrefunded
                    Balance), (AMBAC Insured),
                    6.000% due 04/01/2012 ....................       1,947,398
    10,000,000    Los Angeles County, Metropolitan
                    Transportation Authority, Sales Tax Revenue,
                    (First Tier Properties), Series A, (AMBAC
                    Insured),
                    5.000% due 07/01/2023 ....................      10,129,600
     1,405,000    Los Gatos-Saratoga, Joint Unified High
                    School District, GO, (Election of 1998),
                    Series B,
                    5.750% due 12/01/2021 ....................       1,543,421
                  M-S-R Public Power Agency, San Juan Project Revenue, Series I,
                    (MBIA Insured):
     1,810,000      5.000% due 07/01/2016 ....................       1,899,740
     1,250,000      5.000% due 07/01/2017 ....................       1,301,962
    15,000,000    Metropolitan Water District, Southern
                    California Waterworks Revenue, Series A,
                    4.750% due 07/01/2022 ....................      14,911,200
     1,490,000    Mountain View, Shoreline Regional Park
                    Community, Tax Allocation Revenue,
                    Series A, (MBIA Insured),
                    5.250% due 08/01/2015 ....................       1,615,532
     1,030,000    Murrieta, COP, (Police Facilities Project),
                    (FSA Insured),
                    4.600% due 03/01/2016 ....................       1,044,235
                  Murrieta Valley, Unified School District, GO,
                    Series 1998-B, (FGIC Insured):
       450,000      4.500% due 09/01/2017 ....................         448,713
       500,000      4.600% due 09/01/2018 ....................         498,520
     2,785,000    Needles, Public Utilities Authority, Utilities
                    Revenue, (Utilities System Acquisition
                    Project), Series A,
                    6.500% due 02/01/2022 ....................       2,807,002
     3,500,000    Novato, Community Facilities District No. 1,
                    Special Tax Revenue,
                    7.200% due 08/01/2015** ..................       3,737,895
     1,800,000    Oakland, Revenue Bonds, (YMCA East Bay
                    Project),
                    7.100% due 06/01/2010 ....................       1,971,558
                  Oakland, Unified School District, COP:
     2,645,000      (Alameda County School Improvements),
                    (Pre-refunded to 11/15/2005),
                    7.000% due 11/15/2011+++ .................       3,145,672
     3,445,000      (Energy Retrofit Project), (Pre-refunded to
                    11/15/2006),
                    6.750% due 11/15/2014+++ .................       4,159,252
     1,565,000    Oakland, Unified School District, GO,
                    (Alameda County School Improvements),
                    (FSA Insured),
                    5.000% due 08/01/2017 ....................       1,619,243
     4,000,000    Orange County, COP, Series A, (MBIA
                    Insured),
                    5.800% due 07/01/2016 ....................       4,478,640
     4,500,000    Palm Desert, Financing Authority, Tax
                    Allocation Revenue, (Inverse Floater),
                    (MBIA Insured),
                    10.505% due 04/01/2022+** ................       4,830,345
                  Palm Springs, Financing Authority, Lease
                    Revenue, (Convention Center Project),
                    Series A, (MBIA Insured):
     1,250,000      5.250% due 11/01/2017 ....................       1,343,825
     1,315,000      5.250% due 11/01/2018 ....................       1,401,606
     1,150,000      (Pre-refunded to 11/01/01),
                    6.750% due 11/01/2021 ....................       1,173,000
     5,000,000    Pomona, Public Financing Authority, Tax
                    Allocation Revenue, (Merged
                    Redevelopment Project), Series AD,
                    (MBIA Insured),
                    5.000% due 02/01/2021 ....................       5,097,950
     1,000,000    Pomona, Unified School District, GO,
                    (MBIA Insured),
                    6.150% due 08/01/2030 ....................       1,196,420
     5,000,000    Port Oakland, Revenue Bonds, Series K,
                    AMT, (FGIC Insured),
                    5.750% due 11/01/2029 ....................       5,388,000
                  Port Oakland, Special Facilities Revenue,
                    (Mitsui O.S.K. Lines Ltd. Project),
                    Series A, AMT:
     3,030,000      6.750% due 01/01/2012 ....................       3,137,444
     2,300,000      6.800% due 01/01/2019 ....................       2,339,376
                  Poway, Redevelopment Agency, Tax
                    Allocation Revenue, (Paguay
                    Redevelopment Project), (AMBAC Insured):
     1,000,000      5.375% due 06/15/2019 ....................       1,072,690
     3,000,000      5.125% due 06/15/2033 ....................       3,068,820
     2,750,000    Redding, Electrical Systems, COP, (Inverse
                    Floater), (MBIA Insured),
                    10.525% due 07/01/2022+ ..................       3,719,375
     1,000,000    Redondo Beach, Public Financing Authority,
                    Revenue Bonds, (South Bay Center
                    Redevelopment Project),
                    7.125% due 07/01/2026 ....................       1,085,040
                  Riverside County, Public Financing Authority,
                    COP:
     1,500,000      5.750% due 05/15/2019 ....................       1,506,510
     2,100,000      5.800% due 05/15/2029 ....................       2,079,987
     1,500,000    Riverside, Unified School District, Special
                    Tax Revenue, (Community Facilities District
                    No. 2), Series A, (Pre-refunded to 09/01/2002),
                    7.250% due 09/01/2018 ....................       1,593,360
                  Rocklin, Unified School District, Capital
                    Appreciation, GO, (FGIC Insured):
     1,030,000      Zero coupon due 08/01/2014 ...............         551,761
     1,210,000      Zero coupon due 08/01/2016 ...............         571,810
     1,255,000      Zero coupon due 08/01/2017 ...............         557,622
     1,360,000      Zero coupon due 08/01/2019 ...............         534,398
     1,415,000      Zero coupon due 08/01/2020 ...............         525,177
     1,225,000      Zero coupon due 08/01/2023 ...............         384,871
                  Rohnert Park, Community Development Agency,
                    Capital Appreciation, Tax Allocation Revenue,
                    (Rohnert Redevelopment Project), (MBIA
                    Insured):
     1,745,000      Zero coupon due 08/01/2021 ...............         631,271
     1,755,000      Zero coupon due 08/01/2023 ...............         566,742
     1,755,000      Zero coupon due 08/01/2025 ...............         507,265
     1,755,000      Zero coupon due 08/01/2027 ...............         454,405
     1,755,000      Zero coupon due 08/01/2029 ...............         407,142
     1,635,000    Rowland, Unified School District, Capital
                    Appreciation, GO, Series A, (FSA Insured),
                    Zero coupon due 09/01/2017 ...............         756,760
     3,240,000    Sacramento County, Airport System Revenue,
                    Series 1989, AMT, (Unrefunded Balance),
                    (AMBAC Insured),
                    7.000% due 07/01/2020 ....................       3,251,340
     2,000,000    Sacramento County, Sanitation District
                    Financing Authority, Sewer Revenue, ETM,
                    5.000% due 12/01/2016 ....................       2,063,980
       995,000    Salinas, Improvement Board Act of 1915,
                    Special Tax Revenue, (Assessment District
                    No. 90-1), Series C-185,
                    5.400% due 09/02/2012 ....................       1,026,343
                  San Bernardino, Redevelopment Agency, Tax
                    Allocation Revenue, (San Sevaine
                    Redevelopment Project), Series A:
     1,000,000      6.900% due 09/01/2018 ....................       1,072,990
     2,000,000      7.100% due 09/01/2029 ....................       2,137,280
    10,000,000    San Bernardino County, COP, Series B,
                    (MBIA Insured),
                    8.650% due 07/01/2016+** .................      10,331,700
                  San Diego, Redevelopment Agency, Auto
                    Parking Revenue:
     1,000,000      (Centre City Redevelopment Project),
                    Series A,
                    6.400% due 09/01/2019 ....................       1,074,520
     1,145,000      (Southcrest Redevelopment Project),
                    6.500% due 10/01/2025 ....................       1,227,486
     4,000,000    San Diego, Water Authority Revenue, COP,
                    Series B, (Inverse Floater), (MBIA Insured),
                    10.370% due 04/08/2021+ ..................       5,355,000
       600,000    San Diego County, COP,
                    5.700% due 02/01/2028 ....................         607,380
     1,000,000    San Dimas, Housing Authority Revenue,
                    (Charter Oak Mobile Home Project),
                    Series A, (FNMA Collateral),
                    5.700% due 07/01/2028 ....................         957,680
                  San Francisco, California Community College
                    District, COP:
       385,000      3.600% due 03/01/2003 ....................         386,444
       395,000      3.750% due 03/01/2004 ....................         396,248
       630,000      3.800% due 03/01/2005 ....................         631,695
     2,210,000      5.250% due 03/01/2020 ....................       2,211,392
     2,000,000    San Francisco, State Building Authority,
                    Lease Revenue, (San Francisco Civic Center
                    Complex), Series A, (AMBAC Insured),
                    5.250% due 12/01/2016 ....................       2,108,020
                  San Francisco City and County, International
                    Airports Commission, Airport Revenue,
                    Second Series, AMT:
     2,040,000      Issue 25, (FSA Insured),
                    4.750% due 05/01/2006 ....................       2,159,707
                    Issue 27A, (MBIA Insured):
     4,000,000      5.250% due 05/01/2026 ....................       4,079,440
     3,000,000      5.250% due 05/01/2031 ....................       3,057,300
                  San Francisco City and County, MFMR,
                    Series A, (FNMA Collateral):
     1,000,000      6.350% due 02/15/2012 ....................       1,012,320
     1,250,000      6.450% due 02/15/2024 ....................       1,266,625
     4,295,000    San Francisco City and County, Public Utilities
                    Commission, Water Revenue, Series A,
                    (FSA Insured),
                    5.000% due 11/01/2017 ....................       4,478,697
                  San Francisco City and County,
                    Redevelopment Agency, Capital
                    Appreciation, Lease Revenue,
                    (George R. Moscone Project):
     2,000,000      Zero coupon due 07/01/2011 ...............       1,333,800
     3,000,000      Zero coupon due 07/01/2013 ...............       1,773,870
                  San Francisco City and County,
                    Redevelopment Financing Authority, Tax
                    Allocation Revenue, (San Francisco
                    Redevelopment Projects),
                    Series A, (FSA Insured):
     3,150,000      5.000% due 08/01/2017 ....................       3,243,366
     3,320,000      5.000% due 08/01/2018 ....................       3,398,983
    10,785,000    San Jose, Financing Authority, Lease Revenue,
                    (Convention Center Project), Series F,
                    (MBIA Insured),
                    5.000% due 09/01/2018 ....................      11,152,661
     1,000,000    San Jose, MFHR, (Sixth & Martha Family
                    Apartments), AMT, (FNMA Collateral),
                    5.875% due 03/01/2033 ....................       1,055,780
                  San Juan, Unified School District, GO,
                    (FSA Insured):
     1,825,000      Zero coupon due 08/01/2020 ...............         700,198
     1,000,000      Zero coupon due 08/01/2021 ...............         361,760
     1,820,000      Zero coupon due 08/01/2022 ...............         621,585
     2,000,000    San Marcos, Public Facilities Authority,
                    Revenue Bonds,
                    5.800% due 09/01/2018 ....................       2,023,920
     1,000,000    San Mateo County, Joint Powers Authority,
                    Lease Revenue, (Capital Projects Program),
                    (MBIA Insured),
                    6.500% due 07/01/2015 ....................       1,237,850
     3,000,000    Santa Clarita, Community Facilities District
                    No. 92-1, Special Tax Revenue, Series A,
                    7.500% due 11/15/2012 ....................       3,129,900
                  Santa Fe Springs, Community Development
                    Commission, Tax Allocation Revenue,
                    (Consolidated Redevelopment Project),
                    Series A, (MBIA Insured):
     1,390,000      4.375% due 09/01/2016 ....................       1,380,937
     1,460,000      4.500% due 09/01/2017 ....................       1,455,824
     1,500,000    Santa Maria, Joint Unified High School
                    District, GO, Series A, (FSA Insured),
                    5.250% due 08/01/2025 ....................       1,595,280
     4,000,000    Santa Monica, Malibu Unified High School
                    District, GO,
                    5.250% due 08/01/2016 ....................       4,413,920
     1,350,000    Santa Monica, Malibu Unified School
                    District, GO,
                    5.750% due 08/01/2025 ....................       1,487,835
     4,765,000    Santa Rosa, Mortgage Revenue, (Channate
                    Lodge), (FHA Collateral),
                    6.700% due 12/01/2024** ..................       4,973,278
     2,360,000    Simi Valley, Community Development
                    Agency, Commonwealth Mortgage Revenue,
                    (Sycamore Plaza II),
                    6.000% due 09/01/2012+++ .................       2,533,767
     1,305,000    Stockton, Community Facilities District No. 1,
                    Special Tax Revenue, (Mello Roos-Weston
                    Ranch), Series A,
                    6.000% due 09/01/2018 ....................       1,357,826
       705,000    Taft, City Elementary School District, GO,
                    Series A, (MBIA Insured),
                    4.700% due 08/01/2017 ....................         717,133
                  Tahoe Truckee, Unified School District, GO,
                    (School Facilities Improvement District No. 1),
                    (MBIA Insured):
     2,000,000      5.250% due 08/01/2016 ....................       2,206,960
     2,240,000      5.250% due 08/01/2017 ....................       2,455,869
     1,000,000    Torrance, Hospital Revenue, (Torrance
                    Memorial Medical Center), Series A,
                    6.000% due 06/01/2022 ....................       1,080,930
                  University of California, College & University
                    Revenue, (Multi Purpose Projects),
                    (FGIC Insured):
     1,720,000    Series F,
                    5.000% due 09/01/2016 ....................       1,780,991
                  Series M:
     2,260,000      5.125% due 09/01/2017 ....................       2,378,130
     4,635,000      5.125% due 09/01/2018 ....................       4,845,939
     2,025,000    Vallejo, Public Financing Authority, Revenue
                    Bonds, (Fairgrounds Drive Assessment
                    District),
                    5.700% due 09/02/2011 ....................       2,159,703
                  Ventura County, Public Financing Authority,
                    COP, Series I, (FSA Insured):
     2,790,000      5.250% due 08/15/2015 ....................       2,977,934
     3,040,000      5.250% due 08/15/2016 ....................       3,224,072
     1,350,000    West Contra Costa, Unified School District,
                    GO, Series A, (MBIA Insured),
                    5.350% due 02/01/2017*** .................       1,492,088
                                                                  ------------
                                                                   505,753,901
                                                                  ------------
        PUERTO RICO - 0.1%
       670,506    Centro de Recaudaciones de Ingresos
                    Municipales, COP,
                    6.850% due 10/17/2003 ....................         690,347
                                                                  ------------
        VIRGIN ISLANDS - 0.6%
                  Virgin Islands, Public Finance Authority,
                    Revenue Bonds, (Gross Receipts of Taxes on
                    Loan Notes), Series A:
     1,000,000      5.625% due 10/01/2010 ....................       1,084,520
     2,000,000      6.375% due 10/01/2019 ....................       2,165,860
                                                                  ------------
                                                                     3,250,380
                                                                  ------------
                  Total Municipal Bonds and Notes
                    (Cost $478,268,895) ......................     509,694,628
                                                                  ------------
SHORT-TERM MUNICIPAL BONDS - 2.9%
     2,800,000    Bay Area Toll Authority, Toll Bridge Revenue,
                    (San Francisco Bay Area Highway
                    Improvements), Series B,
                    (AMBAC Insured),
                    1.900% due 04/01/2029++ ..................       2,800,000
                  California Statewide Communities
                    Development Authority, COP:
     4,205,000      (John Muir/Mt. Diablo Health Center),
                    (AMBAC Insured),
                    1.650% due 08/15/2027++ ..................       4,205,000
       400,000      (North California Retired Officers),
                    1.600% due 06/01/2026++ ..................         400,000
                  Irvine, Improvement Board Act of 1915,
                    Special Tax Revenue:
       700,000      (Assessment District No. 97-16),
                    1.650% due 09/02/2022++ ..................         700,000
     1,700,000      (Updates of Assessment District No. 89-10),
                    1.650% due 09/02/2015++ ..................       1,700,000
                  Irvine Ranch, Water District, Consolidated
                    Revenue Bonds:
       250,000      1.650% due 10/01/2005++ ..................         250,000
     1,500,000      1.650% due 10/01/2010++ ..................       1,500,000
     1,350,000    Irvine Ranch, Water District Revenue,
                    1.650% due 04/01/2033++ ..................       1,350,000
     2,300,000    M-S-R Public Power Agency, San Juan
                    Project Revenue, Sub-Lien, Series F,
                    (MBIA Insured),
                    1.600% due 07/01/2022++ ..................       2,300,000
       300,000    Orange County, Water District, COP,
                    Project B,
                    1.650% due 08/15/2015++ ..................    $    300,000
                                                                  ------------
                  Total Short-Term Municipal Bonds
                    (Cost $15,505,000) .......................      15,505,000
                                                                  ------------
TOTAL INVESTMENTS (Cost $493,773,895*) ................  99.3%     525,199,628
OTHER ASSETS AND LIABILITIES (NET) ....................   0.7        3,526,199
                                                        -----     ------------
NET ASSETS ............................................ 100.0%    $528,725,827
                                                        =====     ============

----------------------

  * Aggregate cost for federal tax purposes.
 ** Security pledged as collateral for when-issued securities.
*** Security purchased on a when-issued basis (note 2).
  + Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2001.
 ++ Variable rate demand notes payable upon demand not more than five business days' notice. The interest rate shown reflects the rate in effect at October 31, 2001.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933.

California Municipal Fund had the following industry concentrations greater than 10% at October 31, 2001 (as a percentage of net assets) (unaudited):

        Tax District                                            14.2%
        General Purpose                                         13.2%
        Transportation                                          10.5%

California Municipal Fund had the following industry concentrations greater than 10% at October 31, 2001 (as a percentage of net assets) (unaudited):

        MBIA                                                    27.1%
        AMBAC                                                   10.9%

-------------------------------------------------------------------------------
                               GLOSSARY OF TERMS
            ACA     --      American Capital Access
            AMBAC   --      American Municipal Bond Assurance Corporation
            AMT     --      Alternative Minimum Tax
            BNY     --      Bank of New York
            COP     --      Certificates of Participation
            ETM     --      Escrowed to Maturity
            FGIC    --      Federal Guaranty Insurance Corporation
            FHA     --      Federal Housing Authority
            FHLMC   --      Federal Home Loan Mortgage Corporation
            FNMA    --      Federal National Mortgage Association
            FSA     --      Financial Security Assurance
            GNMA    --      Government National Mortgage Association
            GO      --      General Obligation Bonds
            IBC     --      Insured Bond Certificate
            IDR     --      Industrial Development Revenue
            MBIA    --      Municipal Bond Investors Assurance
            MFHR    --      Multi-family Housing Revenue
            MFMR    --      Multi-family Mortgage Revenue
            PCR     --      Pollution Control Revenue
            SFHR    --      Single Family Housing Revenue
            SFMR    --      Single Family Mortgage Revenue
            TCRS    --      Transferable Custodial Receipts
            VA      --      Veterans' Administration
-------------------------------------------------------------------------------

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

OCTOBER 31, 2001

  PRINCIPAL
    AMOUNT                                                           VALUE
    ------                                                           -----

MUNICIPAL BONDS AND NOTES - 92.9%
      CALIFORNIA - 91.3%
$    1,000,000    Abag Financing Authority for Nonprofit
                    Corporation, COP, (Episcopal Homes
                    Foundation),
                    6.250% due 08/15/2030 ....................    $  1,075,880
     1,000,000    Alameda County, COP, (Santa Rita Jail Project),
                    (MBIA Insured),
                    5.375% due 06/01/2009 ....................       1,125,680
     1,000,000    Alameda County, Public Financing Authority,
                    Lease Revenue,
                    5.000% due 09/02/2008 ....................       1,022,040
       500,000    California Educational Facilities Authority,
                    Capital Appreciation, College & University
                    Revenue, (University of San Diego),
                    (AMBAC Insured),
                    Zero coupon due 10/01/2009 ...............         369,565
     1,000,000    California Educational Facilities Authority,
                    Student Loan Revenue, (California Loan
                    Program), Series A, AMT, (MBIA Insured),
                    5.100% due 03/01/2014 ....................       1,042,660
     1,000,000    California Health Facilities Financing Authority,
                    Health Care Revenue, (Insured De Las
                    Companas Project), Series A, (AMBAC
                    Insured),
                    5.875% due 07/01/2009 ....................       1,098,070
                  California Housing Finance Agency, Mortgage
                    Revenue:
     1,415,000      Series B1, AMT, (AMBAC-TCRS Insured),
                    6.200% due 02/01/2007** ..................       1,466,336
       445,000      Series E, (MBIA Insured),
                    6.050% due 08/01/2006 ....................         461,719
                    Series L, AMT, (MBIA Insured):
       330,000      5.000% due 08/01/2008 ....................         353,770
       500,000      5.100% due 02/01/2009 ....................         536,305
                    Series N, AMT, (AMBAC Insured):
     1,000,000      5.000% due 08/01/2008 ....................       1,068,960
     1,000,000      5.100% due 02/01/2009 ....................       1,069,350
       450,000    California Housing Finance Agency, SFMR,
                    Series D1, (FHA Collateral),
                    4.750% due 08/01/2009                   480,964
                  California State, GO:
     1,000,000      (FGIC Insured),
                    6.200% due 09/01/2005** ..................       1,125,630
                    (FSA Insured):
     1,000,000      4.500% due 10/01/2008 ....................       1,064,410
     1,000,000      5.500% due 03/01/2012 ....................       1,122,870
     1,000,000      (Veterans Bonds), Series BL, AMT,
                    4.950% due 12/01/2007 ....................       1,063,300
                  California State Public Works Board, Lease
                    Revenue, Series A, (AMBAC Insured):
     1,000,000      (California Community Colleges),
                    5.250% due 12/01/2012 ....................       1,087,510
     2,000,000      (Department of Corrections),
                    5.250% due 06/01/2012 ....................       2,234,980
     1,000,000      (Regents University),
                    5.250% due 06/01/2014 ....................       1,111,620
     1,600,000    California Statewide Community Development
                    Authority, COP, (Children's Hospital of Los
                    Angeles Project), (MBIA Insured),
                    6.000% due 06/01/2007 ....................       1,828,672
     1,000,000    Carson, Redevelopment Agency, Tax
                    Allocation Revenue, (Area No. 1 Project),
                     (MBIA Insured),
                    5.500% due 10/01/2014 ....................       1,141,980
     1,000,000    Castaic Lake, Water Agency, COP, (Water
                    System Improvement Project), Series A,
                    (MBIA Insured),
                    5.600% due 08/01/2005 ....................       1,097,060
     1,240,000    Chino Valley, Unified School District, COP,
                    Series A, (FSA Insured),
                    5.250% due 09/01/2013 ....................       1,379,178
     1,730,000    Chula Vista, Public Financing Authority,
                    Special Tax Revenue, (Assessment Districts
                    Refinancing), Senior Lien, Series A,
                    (FSA Insured),
                    4.500% due 09/02/2013 ....................       1,801,726
     1,455,000    Corona, Unified School District, Capital
                    Appreciation, GO, Series B, (FSA Insured),
                    Zero coupon due 09/01/2014 ...............         813,214
                  Foothill Eastern Transportation Corridor
                    Agency, Toll Road Revenue:
     1,000,000      Capital Appreciation, Senior Lien, Series A,
                    Zero coupon due 01/01/2004 ...............         946,070
                    (MBIA Insured):
     1,000,000      4.375% due 01/15/2007 ....................       1,060,080
     2,000,000      5.000% due 01/15/2016 ....................       2,100,700
       685,000    Golden West Schools Financing Authority,
                    Revenue Bonds, Series A, (MBIA Insured),
                    5.650% due 02/01/2012 ....................         786,380
                  Hanford, Joint Union High School District,
                    Capital Appreciation,
                    GO, Series B, (MBIA Insured):
       745,000      Zero coupon due 08/01/2012 ...............         472,300
       745,000      Zero coupon due 08/01/2013 ...............         444,951
       755,000      Zero coupon due 08/01/2014 ...............         423,578
     1,500,000    Huntington Beach, MFHR, (Huntington Village
                    Apartments Project), Series A, AMT,
                    (FNMA Collateral),
                    4.800% due 11/01/2016 ....................       1,500,465
                  Industry, GO, (FGIC Insured):
       655,000      4.250% due 07/01/2013 ....................         665,663
       600,000      4.375% due 07/01/2014 ....................         609,702
     1,000,000    Inland Empire Solid Waste Financing Authority,
                    Lease Revenue, (Landfill Improvement
                    Financing Project), Series B, AMT, (FSA
                    Insured),
                    6.000% due 02/01/2006 ....................       1,127,540
       900,000    Larkspur, School District, Capital Appreciation,
                    Series A, (FGIC Insured),
                    Zero coupon due 08/01/2014 ...............         504,927
       630,000    Los Angeles, Community Redevelopment
                    Agency, Housing Revenue, Series C, (FHA
                    Collateral) (AMBAC Insured),
                    6.000% due 07/01/2004 ....................         648,503
     1,000,000    Los Angeles, GO, Series A, (MBIA Insured),
                    5.000% due 09/01/2016 ....................       1,050,280
     1,500,000    Los Angeles, State Building Authority, Lease
                    Revenue, (State California Department
                    Project), Series A, (MBIA-IBC Insured),
                    5.625% due 05/01/2011 ....................       1,721,100
     1,500,000    Los Angeles, Water & Power Revenue, Series
                    A-A-3, (MBIA Insured),
                    4.375% due 07/01/2012 ....................       1,529,745
     1,250,000    Los Angeles County, Capital Asset Leasing
                    Corporation, Leasehold Revenue,
                    (AMBAC Insured),
                    6.000% due 12/01/2006** ..................       1,432,838
     1,000,000    Los Angeles County, Metropolitan
                    Transportation Authority, Sales Tax
                    Revenue, (Proposition C 2nd), Senior
                    Series A, (AMBAC Insured),
                    5.600% due 07/01/2011 ....................       1,099,430
                  Los Angeles County, Schools Regionalized
                    Business Services, Capital Appreciation,
                    COP, (AMBAC Insured):
                    Series A:
     1,670,000      Zero coupon due 08/01/2008 ...............       1,301,732
     1,980,000      Zero coupon due 08/01/2012 ...............       1,249,974
       600,000      Series C,
                    4.400% due 11/01/2006 ....................         604,692
     1,000,000    Los Angeles County, Unified School District,
                    COP, Series B, (MBIA Insured),
                    5.250% due 10/01/2005 ....................       1,097,470
     2,105,000    M-S-R Public Power Agency, San Juan Project
                    Revenue, Series I, (MBIA Insured),
                    5.000% due 07/01/2015 ....................       2,226,395
     2,000,000    Martinez, Unified School District, GO, (FGIC
                    Insured),
                    4.375% due 08/01/2014 ....................       2,039,460
       332,000    Modesto, Mortgage Revenue, (Stonebridge
                    Project), Series A, (GNMA Collateral),
                    5.875% due 12/01/2004 ....................         340,884
       155,000    Oakland, Improvement Board Act of 1915,
                    Special Tax Revenue, (Medical Hill Parking
                    Assessment District No. 3), (MBIA Insured),
                    6.000% due 09/02/2004 ....................         161,646
                  Paramount, Redevelopment Agency, Tax
                    Allocation Revenue, (Area No. 1 Project),
                    (MBIA Insured):
     1,610,000      6.100% due 08/01/2006** ..................       1,746,914
     1,700,000      6.100% due 08/01/2007** ..................       1,844,568
       875,000    Redondo Beach, Public Financing Authority,
                    Revenue Bonds, (South Bay Center
                    Redevelopment Project),
                    6.750% due 07/01/2006 ....................         951,869
     1,100,000    Riverside, Special Tax Revenue, (Community
                    Facilities District No. 90-1-A), (MBIA
                    Insured),
                    500% due 09/01/2013 ......................       1,244,947
     1,950,000    Sacramento, Municipal Utility District,
                    Electric Revenue, Series O, (MBIA
                    Insured),
                    5.250% due 08/15/2016 ....................       2,099,039
       415,000    San Bernardino County, COP, (West Valley
                    Detention Center Refinancing Project),
                    Series A, ( MBIA Insured),
                    4.250% due 11/01/2014 ....................         416,511
     1,000,000    San Diego, Unified School District, Capital
                    Appreciation, Series A, (FGIC Insured),
                    Zero coupon due 07/01/2012 ...............         636,200
                  San Francisco City and County, International
                    Airports Commission, Airport Revenue,
                    Second Series, AMT:
     2,485,000      Issue 18A, (MBIA Insured),
                    6.000% due 05/01/2006 ....................       2,757,431
                    Issue 22, (AMBAC Insured):
     1,705,000      6.000% due 05/01/2006 ....................       1,891,919
     1,000,000      6.000% due 05/01/2008 ....................       1,124,740
       690,000      Issue 23A, (FGIC Insured),
                    5.500% due 05/01/2005 ....................         744,648
     1,000,000    San Joaquin Hills, Transportation Corridor
                    Agency, Toll Road Revenue, Jr. Lien,
                    Zero coupon due 01/01/2009 ...............         766,510
     1,900,000    San Jose, Redevelopment Agency, Tax
                    Allocation Revenue, (Merged Area
                    Redevelopment Project), (AMBAC Insured),
                    4.750% due 08/01/2012 ....................       2,008,965
     1,050,000    Santa Ana, COP, (Santa Ana Recycling
                    Project), Series A, AMT, (AMBAC Insured),
                    5.400% due 05/01/2007 ....................       1,136,142
       650,000    Santa Clara, Redevelopment Agency, Tax
                    Allocation Revenue, (Bay Shore North
                    Project), (AMBAC Insured),
                    7.000% due 07/01/2010 ....................         790,309
     1,350,000    Solano County, COP, (Solano Park Hospital
                    Project), (FSA Insured),
                    6.500% due 08/01/2006** ..................       1,520,411
       995,000    Southern California Home Financing
                    Authority, MFHR, (The Fountains Project),
                    Series A, AMT, (FNMA Collateral),
                    (AMBAC Insured),
                    5.400% due 01/01/2027 ....................       1,019,218
       980,000    Stanton, MFHR, (Continental Gardens LP
                    Project), AMT, (FNMA Collateral),
                    (AMBAC-TCRS Insured),
                    5.625% due 08/01/2029** ..................       1,030,441
     1,305,000    Stockton, Community Facilities District No. 1,
                    Supplemental Tax, (Mello Roos-Weston
                    Ranch), Series A,
                    5.500% due 09/01/2009 ....................       1,388,833
     1,000,000    Tracy, Area Public Facilities Financing
                    Agency, Special Tax Revenue, (Community
                    Facilities District No. 87-1-H), (MBIA
                    Insured),
                    5.875% due 10/01/2013 ....................       1,107,650
     1,070,000    University of California, College & University
                    Revenue, Series A, (CONNIE LEE Insured),
                    5.500% due 09/01/2006 ....................       1,093,668
     1,000,000    Valley Health Systems, Hospital Revenue,
                    Series A, (ACA Insured),
                    6.125% due 05/15/2005** ..................       1,059,870
                                                                  ------------
                                                                    83,570,757
                                                                  ------------
        PUERTO RICO - 1.6%
       335,253    Centro de Recaudaciones de Ingresos
                    Municipales, COP,
                    6.850% due 10/17/2003 ....................         345,173
     1,000,000    Puerto Rico Commonwealth, GO,
                    (FGIC Insured),
                    5.000% due 07/01/2008*** .................       1,072,750
                                                                  ------------
                                                                     1,417,923
                                                                  ------------
                  Total Municipal Bonds and Notes
                    (Cost $80,370,913) .......................      84,988,680
                                                                  ------------
SHORT-TERM MUNICIPAL BONDS - 9.2%
     3,425,000    California Statewide Communities Development
                    Authority, COP, (John Muir/Mt. Diablo
                    Health Center), (AMBAC Insured),
                    1.650% due 08/15/2027+ ...................       3,425,000
     2,300,000    M-S-R Public Power Agency, San Juan Project
                    Revenue, Sub-Lien, Series F,
                    (MBIA Insured),
                    1.600% due 07/01/2022+ ...................       2,300,000
     2,750,000    Orange County, Sanitation District Nos. 1-3,
                    5-7 & 11, COP, (AMBAC Insured),
                    1.650% due 08/01/2016+ ...................       2,750,000
                                                                  ------------
                  Total Short-Term Municipal Bonds
                    (Cost $8,475,000) ........................       8,475,000
                                                                  ------------
TOTAL INVESTMENTS (COST $88,845,913*)                    102.1%     93,463,680
OTHER ASSETS AND LIABILITIES (NET)                        (2.1)     (1,943,264)
                                                         -----    ------------
NET ASSETS                                               100.0%   $ 91,520,416
                                                         =====    ============

-------------------
  * Aggregate cost for federal tax purposes.
 ** Security pledged as collateral for when-issued securities.
*** Security purchased on a when-issued basis (note 2).
  + Variable rate demand notes payable upon demand not more than five business days' notice. The interest rate shown reflects the rate in effect at October 31, 2001.

California Insured Intermediate Municipal Fund has the following industry concentrations greater than 10% at October 31, 2001 (as a percentage of net assets) (unaudited):

          General Purpose                                        13.4%
          Public Education                                       12.8%
          Tax District                                           12.7%

California Insured Intermediate Municipal Fund has the following insurance concentrations greater than 10% at October 31, 2001 (as a percentage of net assets) (unaudited):

          MBIA                                                   35.3%
          AMBAC                                                  37.6%

-------------------------------------------------------------------------------
                               GLOSSARY OF TERMS
        ACA            --    American Capital Access
        AMBAC          --    American Municipal Bond Assurance Corporation
        AMT            --    Alternative Minimum Tax
        CONNIE LEE     --    College Construction Loan Association
        COP            --    Certificates of Participation
        FGIC           --    Federal Guaranty Insurance Corporation
        FHA            --    Federal Housing Authority
        FNMA           --    Federal National Mortgage Association
        FSA            --    Financial Security Assurance
        GNMA           --    Government National Mortgage Association
        GO             --    General Obligation Bonds
        IBC            --    Insured Bond Certificate
        MBIA           --    Municipal Bond Investors Assurance
        MFHR           --    Multi-family Housing Revenue
        SFMR           --    Single Family Mortgage Revenue
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

WM GROUP OF FUNDS

1. ORGANIZATION AND BUSINESS

WM Trust I ("Trust I") and WM Trust II ("Trust II") (collectively, the "Trusts") were organized as Massachusetts business trusts on September 19, 1997 and February 22, 1989, respectively. The Trusts are each registered under the Investment Company Act of 1940, as amended ("1940 Act"), as open-end management investment companies. Trust I and Trust II consist of 17 funds (each a "Fund", collectively, the "Funds"), 14 of which are presented in this report. The Funds being reported on are as follows:

TRUST I                                     TRUST II

EQUITY FUNDS                                EQUITY FUNDS
Equity Income Fund                          Growth Fund
Growth & Income Fund                        Small Cap Stock Fund
Growth Fund of the Northwest                International Growth Fund
Mid Cap Stock Fund

FIXED-INCOME FUNDS                          FIXED-INCOME FUND
U.S. Government Securities Fund             Short Term Income Fund
Income Fund
High Yield Fund

                                            MUNICIPAL FUNDS
MUNICIPAL FUND                              California Municipal Fund
Tax-Exempt Bond Fund                        California Insured Intermediate
                                              Municipal Fund

WM Advisors, Inc. (the "Advisor" or "WM Advisors") serves as investment manager to the Funds. The Advisor is a wholly-owned subsidiary of Washington Mutual, Inc., a publicly owned financial services company.

Each of the Fixed-Income Funds and the Equity Funds offer three classes of shares: Class A shares, Class B shares and Class I shares. Each of the Municipal Funds currently offer Class A and Class B shares. Class A shares of the Funds are subject to an initial sales charge at the time of purchase. Certain Class A shares purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within two years of purchase. Class B shares are not subject to an initial sales charge although they are generally subject to a CDSC if redeemed within five years of purchase. Class I shares are sold exclusively to the various investment portfolios of the WM Strategic Asset Management Portfolios, LLC, an open-end management investment company, and are not available for direct purchase by investors. Class I shares are not subject to an initial sales charge or CDSC.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

A security that is primarily traded on a U.S. exchange (including securities traded through the Nasdaq National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the Nasdaq National Market System and the U.S. Government Securities System) are valued at the mean of the current bid and asked prices.

The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or at the close of the New York Stock Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, Eastern time, on the day the value of the foreign security is determined.

Options are generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued.

Debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trusts. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid and asked prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined by or under the direction of the Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund may engage in repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with whom each Fund enters into repurchase agreements.

FUTURES CONTRACTS:

Certain Funds may engage in futures transactions. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts." The Funds invest in futures contracts solely for the purpose of hedging existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates.

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (known as an initial margin deposit). Subsequent payments (known as variation margins) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains/(losses) from security transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

Certain of the Equity Funds and Fixed Income Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. These contracts are valued daily, and a Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

DOLLAR ROLL TRANSACTIONS:

The Short Term Income, U.S. Government Securities and the Income Funds, in order to seek a high level of current income, may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The values of the dollar roll transactions are reflected in the Funds' Statements of Assets and Liabilities. A dollar roll transaction involves a sale by the Funds of securities that they hold with an agreement by the Funds to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. Management anticipates that the proceeds of the sale will be invested in additional instruments for the Funds, and the income from these investments will generate income for the Funds exceeding the interest that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those similar securities which the Fund is obligated to repurchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

ILLIQUID INVESTMENTS:

Each Fund may invest a portion of its net assets in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain futures contracts and options (4) certain variable rate demand notes having a demand period of more than seven days; and (5) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities, as defined below.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be included within a Fund's limitation on investment in illiquid securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

Interest income on debt securities is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class.

The Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, which is effective for fiscal years beginning after December 15, 2000. The Trust will be required to amortize market premiums and accrete market discounts on debt securities effective November 1, 2001. Prior to November 1, 2001, only the Municipal Funds and Short Term Income Fund amortized premiums. All the Funds accreted market discount (except for the Municipal Funds), and paydown gains and losses on mortgage-backed and asset-backed securities were presented as realized gains and losses. The cumulative effect of this accounting change will have no impact on the total net assets of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fixed-Income Funds and the Municipal Funds are declared daily and paid monthly. Dividends from the net investment income of the Equity Income and the Growth & Income Funds are declared and paid quarterly. Dividends from the net investment income of the Growth Fund are declared and paid semiannually. Dividends from the net investment income of the Growth Fund of the Northwest, International Growth, Mid Cap Stock and Small Cap Stock Funds are declared and paid annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, organizational costs, dividends payable, redesignated distributions and differing characterization of distributions made by each Fund as a whole. Net investment income per share calculations in the financial highlights for the year ended October 31, 2001 excludes these adjustments.

                                                  INCREASE/         INCREASE/
                                                  (DECREASE)        (DECREASE)
                                    INCREASE/    UNDISTRIBUTED     ACCUMULATED
                                   (DECREASE)    NET INVESTMENT    NET REALIZED
                                PAID-IN CAPITAL   INCOME/(LOSS)     GAIN/(LOSS)

Equity Income Fund               $   577,519      $  (897,843)      $   320,324
Growth & Income Fund               1,160,246            --           (1,160,246)
Growth Fund of the Northwest       1,634,052            --           (1,634,052)
Growth Fund                       (4,130,466)       3,375,182           755,284
Mid Cap Stock Fund                   183,358            --             (183,358)
Small Cap Stock Fund               1,538,216        2,362,728        (3,900,944)
International Growth Fund              --           1,501,162        (1,501,162)
Short Term Income Fund                 --              24,021           (24,021)
U.S. Government Securities Fund        --             456,653          (456,653)
Income Fund                            --           1,054,988        (1,054,988)
High Yield Fund                        --           2,640,755        (2,640,755)
Tax-Exempt Bond Fund                  25,459           99,696          (125,155)
California Municipal Fund              --              82,753           (82,753)
California Insured Intermediate
  Municipal Fund                      37,870           33,952           (71,822)

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

EXPENSES:

General expenses of the Trusts are allocated to all the Funds based upon relative net assets of each Fund except printing and postage expenses, which are allocated to all the Funds based upon the relative number of shareholder accounts of each Fund. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Trusts. The Advisor is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each Fund at the following rates:

                                     FROM $0     FROM $50     FROM $125    FROM $200    FROM $250   FROM $500
                                     TO $50      TO $125      TO $200      TO $250      TO $500     MILLION TO        OVER
                                     MILLION     MILLION      MILLION      MILLION      MILLION     $1 BILLION    $1 BILLION
                                     ---------------------------------------------------------------------------------------
Equity Income Fund ............      0.625%       0.625%       0.625%       0.625%       0.500%       0.500%       0.500%
Growth & Income Fund ..........      0.625%       0.625%       0.625%       0.625%       0.500%       0.500%       0.500%
Growth Fund of the Northwest ..      0.625%       0.625%       0.625%       0.625%       0.625%       0.500%       0.375%
Growth Fund ...................      0.850%       0.850%       0.850%       0.850%       0.850%       0.850%       0.850%
Mid Cap Stock Fund ............      0.750%       0.750%       0.750%       0.750%       0.750%       0.750%       0.750%
Small Cap Stock Fund ..........      0.850%       0.850%       0.850%       0.850%       0.850%       0.850%       0.850%
International Growth Fund .....      1.100%       1.000%       0.800%       0.800%       0.800%       0.800%       0.800%
Short Term Income Fund ........      0.500%       0.500%       0.500%       0.450%       0.450%       0.400%       0.400%
U.S. Government Securities Fund      0.500%       0.500%       0.500%       0.500%       0.500%       0.500%       0.500%
Income Fund ...................      0.500%       0.500%       0.500%       0.500%       0.500%       0.500%       0.500%
High Yield Fund ...............      0.625%       0.625%       0.625%       0.625%       0.500%       0.500%       0.500%
Tax-Exempt Bond Fund ..........      0.500%       0.500%       0.500%       0.500%       0.400%       0.400%       0.400%
California Municipal Fund .....      0.500%       0.500%       0.500%       0.500%       0.500%       0.500%       0.500%
California Insured Intermediate
  Municipal Fund ..............      0.500%       0.500%       0.500%       0.500%       0.500%       0.500%       0.500%

The Advisor has agreed to waive a portion of its management fees and/or reimburse expenses. Fees waived by the Advisor for the year ended October 31, 2001 were as follows:

NAME OF FUND                                                  FEES WAIVED
------------                                                  -----------

Short Term Income Fund ...................................    $ 404,426
California Insured Intermediate Municipal Fund ...........      122,843


WM Shareholder Services, Inc. (the "Transfer Agent"), an indirect wholly owned subsidiary of Washington Mutual, serves as the transfer and shareholder servicing agent of the Funds. Shareholder servicing fees were paid to the Transfer Agent for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The authorized monthly shareholder servicing fee is $1.71, $1.89 and $1.89 for both Class A and Class B shareholder accounts for the Equity Funds, Fixed-Income Funds and the Municipal Funds, respectively. Prior to October 1, 2001, the authorized monthly shareholder servicing fee was $1.61, $1.80 and $1.80 for both Class A and Class B shareholder accounts for the Equity Funds, Fixed-Income Funds and the Municipal Funds, respectively. Class I shares are not subject to shareholder servicing fees.

Custodian fees for certain Funds have been reduced by credits allowed by the Funds' custodian for uninvested cash balances. These Funds could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended October 31, 2001 are shown separately in the Statements of Operations.

4. TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trusts for serving as an officer or Trustee of the Trusts. The Trusts, together with other mutual funds advised by WM Advisors, Inc., pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, $18,000 per annum plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairman and committee members receive additional remunerations for these services to the Trusts. Trustees are also reimbursed for travel and out-of-pocket expenses.

5. DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and an indirect wholly owned subsidiary of Washington Mutual, serves as distributor for Class A and Class B shares. For the year ended October 31, 2001, the Distributor received $746,788 representing commissions (front-end sales charges) on Class A shares and $2,738,618 representing CDSC fees from Class B shares.

Each of the Funds, has adopted two distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A and Class B shares of the Fund (each, a "Rule 12b-1 Plan"), respectively. There are no 12b-1 Plans applicable to Class I shares of the Funds. Under the applicable Rule 12b-1 Plans, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of both classes. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B shares at an annual rate of 0.75% of the average daily net assets of such shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The service fee is paid by the Fund to the Distributor, which in turn, pays a portion of the service fee to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondences, new account applications and subsequent purchases by check for the shareholders. Under their terms, both Rule 12b-1 plans shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

6. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended October 31, 2001 were as follows:

NAME OF FUND                                       PURCHASES          SALES
------------                                       ---------          -----

Equity Income Fund ...........................   $256,813,494      $ 72,442,644
Growth & Income Fund .........................    630,904,477       551,767,949
Growth Fund of the Northwest .................    256,784,923       183,264,310
Growth Fund ..................................    749,006,900       722,957,989
Mid Cap Stock Fund ...........................     98,727,683        67,288,542
Small Cap Stock Fund .........................    146,521,767       120,902,272
International Growth Fund ....................     64,445,699        44,790,066
Short Term Income Fund .......................     45,054,998        24,761,136
U.S. Government Securities Fund ..............         --                88,969
Income Fund ..................................    192,957,374        58,459,686
High Yield Fund ..............................    123,431,303        57,295,512
Tax-Exempt Bond Fund .........................    108,463,408       109,954,280
California Municipal Fund ....................    319,526,180       231,069,690
California Insured Intermediate Municipal Fund     33,306,779        16,170,138

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the year ended October 31, 2001, were as follows:

NAME OF FUND                                       PURCHASES          SALES
------------                                       ---------          -----

Equity Income Fund ...........................   $     --          $  1,292,757
Short Term Income Fund .......................     15,100,954         8,800,085
U.S. Government Securities Fund ..............    241,011,080       152,796,105
Income Fund ..................................     77,153,746       116,527,600

At October 31, 2001, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                   TAX BASIS         TAX BASIS
                                                  UNREALIZED        UNREALIZED
NAME OF FUND                                     APPRECIATION      DEPRECIATION
------------                                     ------------      ------------

Equity Income Fund ...........................   $ 58,349,546      $ 22,344,806
Growth & Income Fund .........................    276,368,720       106,036,305
Growth Fund of the Northwest .................    185,693,481        83,387,857
Growth Fund ..................................     41,977,857       109,118,948
Mid Cap Stock Fund ...........................     48,936,923        14,033,893
Small Cap Stock Fund .........................     27,991,257       155,408,369
International Growth Fund ....................      5,783,672        33,688,239
Short Term Income Fund .......................      5,240,063           214,144
U.S. Government Securities Fund ..............     25,991,975            95,020
Income Fund ..................................     33,004,219        18,206,457
High Yield Fund ..............................     14,076,826        44,782,922
Tax-Exempt Bond Fund .........................     23,493,941           492,440
California Municipal Fund ....................     31,624,185           198,452
California Insured Intermediate Municipal Fund      4,617,767             --

 Information regarding dollar roll transactions by the U.S. Government Securities Fund and Income Fund is as follows:

                                                U.S. GOVERNMENT
DOLLAR ROLL TRANSACTIONS                        SECURITIES FUND     INCOME FUND
------------------------                        ---------------     -----------

Maximum amount outstanding during the year       $ 7,322,500        $ 9,797,000
Average amount outstanding during the year*      $   901,185        $ 1,205,723
Average monthly shares outstanding during
  the year                                        49,149,538         57,207,824
Average debt per share outstanding during
  the year                                             $0.02              $0.02

* The average amount outstanding during the year was calculated by summing borrowings at the end of each day and dividing the sum by the number of days in the year ended October 31, 2001.

7. LENDING OF SECURITIES

Certain Funds may lend securities to brokers, dealers and other financial organizations to earn additional income. Each security loan is collateralized with collateral assets in an amount equal to or greater than the current market value of the loaned securities. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

At October 31, 2001, each of the Funds with outstanding loans of securities to certain brokers, dealers or other financial institutions has segregated cash and/or securities equivalent to 100% of the market value of securities loaned with the Funds' custodian.

8. SHARES OF BENEFICIAL INTEREST

The Trusts may issue an unlimited number of shares of beneficial interest, each without par value.

9. CAPITAL LOSS CARRYFORWARDS

At October 31, 2001, the following Funds had available for Federal income tax purposes unused capital losses as follows:

                                EXPIRING     EXPIRING     EXPIRING     EXPIRING    EXPIRING     EXPIRING    EXPIRING     EXPIRING
NAME OF FUND                    IN 2002      IN 2003      IN 2004      IN 2005     IN 2006      IN 2007     IN 2008      IN 2009
------------                    -------      -------      -------      -------     -------      -------     -------      -------
Growth Fund                    $    --      $    --      $   --       $  --        $  --       $ --         $   --      $245,841,720
International Growth Fund           --           --          --          --           --         --             --         9,423,696
Short Term Income Fund              --          206,653     672,111     773,684       75,015    312,683      1,103,217       380,864
U.S. Government Securities
  Fund                          30,560,839   33,964,115   3,198,017     503,754       --        254,447      1,966,547        --
Income Fund                     12,346,181   11,486,626     676,598      --           --         --             --            --
High Yield Fund                     --           --          --          --           --        216,842        925,459    10,498,492
California Municipal Fund           --           --          --          --           --         47,956      4,309,648        --

10. GEOGRAPHIC AND INDUSTRY CONCENTRATION AND RISK FACTORS

There are certain risks arising from the California Municipal and California Insured Intermediate Municipal Funds' investments in California municipal securities. The California Municipal and California Insured Intermediate Municipal Funds' are more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

The Growth Fund of the Northwest concentrates its investments in companies located or doing business in the Northwest region of the United States. The Growth Fund of the Northwest is not intended as a complete investment program and could be adversely impacted by economic trends within the region.

Certain Funds may invest a portion of their assets in foreign securities; developing or emerging markets countries; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices, each with inherent risks.

The International Growth Fund at October 31, 2001, had 36.2% of its net assets invested in areas of the Pacific Rim. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions.

11. REORGANIZATION

On November 20, 2000 the Tax-Exempt Bond Fund ("Acquiring Fund") acquired the assets and certain liabilities of the Florida Insured Municipal Fund ("Acquired Fund") in a non-taxable exchange for shares of the Acquiring Fund, pursuant to the plan of reorganization approved by the Florida Insured Municipal Fund's shareholders. Total shares issued by the Acquiring Fund, the value of the shares issued by the Acquiring Fund, and the total net assets of the Acquired Fund and the Acquiring Fund and any unrealized appreciation included in the Acquired Funds total net assets at the acquisition date are as follows:

                                                                                TOTAL NET
            SHARES          VALUE OF         TOTAL NET         TOTAL NET        ASSETS OF        ACQUIRED
          ISSUED BY       SHARES ISSUED     ASSETS OF          ASSETS OF        ACQUIRING           FUND            TOTAL COST
          ACQUIRING       BY ACQUIRING       ACQUIRED          ACQUIRING        FUND AFTER       UNREALIZED        OF SECURITIES
            FUND             FUND              FUND               FUND          ACQUISITION      APPRECIATION        ACQUIRED
          ---------      ------------       -----------        ----------       -----------      ------------      -------------
          1,741,280     $   13,117,946     $  13,117,946     $ 233,775,245     $ 246,893,191     $     475,085     $  12,714,811

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
WM Trust I and WM Trust II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM High Yield Fund, WM Income Fund, WM U.S. Government Securities Fund, WM Tax-Exempt Bond Fund, WM Equity Income Fund, WM Growth & Income Fund, WM Growth Fund of the Northwest and WM Mid Cap Stock Fund (all funds of WM Trust I) and WM Short Term Income Fund, WM California Insured Intermediate Municipal Fund, WM California Municipal Fund, WM Growth Fund, WM International Growth Fund, and WM Small Cap Stock Fund (all funds of WM Trust
II) (collectively the "Funds") as of October 31, 2001, the related statements of operations for the year ended, the statements of changes in net assets for the years ended October 31, 2001 and 2000 and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned Funds at October 31, 2001, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Boston, Massachusetts
December 7, 2001

TAX INFORMATION (UNAUDITED)

WM GROUP OF FUNDS

YEAR ENDED OCTOBER 31, 2001

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calender year end. The amounts of long term capital gain paid as follows:

NAME OF FUND
------------

Equity Income Fund                                          $19,521,019
Growth & Income Fund                                         71,920,590
Growth Fund of the Northwest                                 81,828,204
Mid Cap Stock Fund                                              716,123
Small Cap Stock Fund                                         21,270,951
Tax-Exempt Bond Fund                                            430,648
California Insured Intermediate Municipal Fund                  458,190

Of the distributions made from investment income the following percentages are tax exempt for regular Federal income tax purposes.

NAME OF FUND
------------

Tax-Exempt Bond Fund                                                100%
California Municipal Fund                                           100%
California Insured Intermediate Municipal Fund                      100%

Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders.

NAME OF FUND
------------

Equity Income Fund                                                60.08%
Growth & Income Fund                                             100.00%
Growth Fund of the Northwest                                      34.42%
Growth Fund                                                        2.63%
Mid Cap Stock Fund                                               100.00%
Small Cap Stock Fund                                               4.52%
Income Fund                                                        0.05%
High Yield Fund                                                    8.53%

The total amount of income received by the International Growth Fund from sources within foreign countries and possessions of the United States was $0.1323 per share (representing a total of $2,567,638). The total amount of taxes paid to such countries was $0.0150 per share (representing a total of $291,951).

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

This Annual Report is published for the general information of the shareholders of the WM Group of Funds. It is authorized for distribution to prospective investors only when preceded or accompanied by a current WM Group of Funds prospectus. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The WM Group of Funds are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by, any bank. These securities are subject to investment risk, including possible loss of principal amount invested.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

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                                                               WMGAR (12/27/01)